UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Allspring Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: August 31

Registrant is making a filing for 10 of its series:

Allspring Managed Account CoreBuilder® Shares - Series CP, Allspring Adjustable Rate Government Fund, Allspring Conservative Income Fund, Allspring Government Securities Fund, Allspring High Yield Bond Fund, Allspring Core Plus Bond Fund, Allspring Short Duration Government Bond Fund, Allspring Short-Term Bond Plus Fund, Allspring Short-Term High Yield Bond Fund and Allspring Ultra Short-Term Income Fund.

Date of reporting period: February 28, 2022

ITEM 1. REPORT TO STOCKHOLDERS

Semi-Annual Report
February 28, 2022
Allspring Adjustable Rate
Government Fund

The views expressed and any forward-looking statements are as of February 28, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for Allspring Adjustable Rate Government Fund for the six-month period that ended February 28, 2022. Global stocks and bonds declined during a challenging period. Despite progress on a global economic recovery from COVID-19, a spike in inflation, concerns regarding anticipated tightening of central bank monetary policy, and turmoil caused by the Russian invasion of Ukraine all led to a retreat from financial market gains made earlier in 2021.
For the six-month period, U.S. stocks, based on the S&P 500 Index,1 returned -2.62%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -6.95%, while the MSCI EM Index (Net) (USD),3 trailed its developed market counterparts with a return of -9.81%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index,4 returned -4.07%, the Bloomberg Global Aggregate ex-USD Index (unhedged),5 returned -6.54%, the Bloomberg Municipal Bond Index6 returned -3.09%, and the ICE BofA U.S. High Yield Index,7 lost 2.96%.
Inflationary concerns caused markets to retreat.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions and worries over rising energy and food prices. Meanwhile, the U.S. Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
October’s key themes continued to be elevated inflation pressures and a supply bottleneck, but strong earnings provided a bright spot. U.S. earnings releases were generally strong and consumer confidence was high. The Fed reaffirmed its plans to stop its quantitative easing by mid-2022. Notably, it still considered elevated inflation figures to be transitory despite rising concerns. Similar to the U.S., the eurozone and many Asian countries saw positive earnings while facing inflation pressures caused by supply bottlenecks and energy price increases amid natural gas shortages. Globally, government bond yields rose as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
“Global markets suffered their broadest retreat in a year during September, with the exception of commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Adjustable Rate Government Fund

Letter to shareholders (unaudited)
In November, as COVID-19 hospitalizations rose, most major asset classes, domestic and international, declined with two exceptions: U.S. investment-grade bonds and Treasury Inflation-Protected Securities. In the U.S., President Biden signed a long-awaited $550 billion infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain could make that less likely to occur. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, to try to reduce the spread. In the U.S., data indicated that the overall domestic economy remains stable with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds produced monthly positive returns while Treasuries declined. Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, up from previous projections of just one hike.
In January, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. Comments from the Fed suggested a hike in interest rates in March was likely. Meanwhile, Russia, one of the world’s largest oil and gas producers, threatened a potential invasion of Ukraine. Such an invasion could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down for the month, along with global bonds overall. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to uncertainty regarding likely central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and robust growth accompanying higher prices.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
“ The Russian invasion of Ukraine dominated the financial world in February. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Adjustable Rate Government Fund  |  3

Letter to shareholders (unaudited)
Information on transaction closing.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P. announced the beginning of Allspring Global Investments™ with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management LLC; Galliard Capital Management LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, a privately held asset management firm with $575 billion in AUM1 as of December 31, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family were rebranded as Allspring Funds. Each individual fund had “Wells Fargo” removed from its fund name and replaced with “Allspring.” The fund name changes went into effect on December 6, 2021.
Allspring Global Investments™ is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Portfolio Impacts” for further information.

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of December 31, 2021, assets under management (AUM) includes $91.6 billion from Galliard Capital Management, LLC, an investment advisor that is not part of the Allspring trade name/GIPS firm.

4  |  Allspring Adjustable Rate Government Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks current income consistent with capital preservation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Christopher Y. Kauffman, CFA®‡, Michal Stanczyk

Average annual total returns (%) as of February 28, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (ESAAX)	6-30-2000	-1.97	0.73	0.62	0.00	1.13	0.83	0.83	0.75
Class C (ESACX)	6-30-2000	-1.25	0.42	0.11	-0.25	0.42	0.11	1.58	1.50
Administrator Class (ESADX)	7-30-2010	–	–	–	0.14	1.27	0.97	0.77	0.61
Institutional Class (EKIZX)	10-1-1991	–	–	–	0.17	1.37	1.10	0.50	0.47
Bloomberg 6-Month Treasury Bill Index[3]	–	–	–	–	0.00	1.28	0.79	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through December 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.74% for Class A, 1.49% for Class C, 0.60% for Administrator Class, and 0.46% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The Bloomberg 6-Month Treasury Bill Index tracks the performance and attributes of recently issued 6-Month U.S. Treasury bills. The index follows Bloomberg monthly rebalancing conventions. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to mortgage- and asset-backed securities risk. The U.S. government guarantee applies to certain underlying securities and not to shares of the Fund. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Adjustable Rate Government Fund

Performance highlights (unaudited)
Ten largest holdings (%) as of February 28, 2022[1]
Navient Student Loan Trust Series 2019-2A Class A2, 1.19%, 2-27-2068	1.45
FHLMC Series 350 Class F2, 0.45%, 9-15-2040	1.37
FHLMC, 2.34%, 9-1-2036	1.34
FHLMC, 2.40%, 7-1-2038	1.25
FRESB Mortgage Trust Series 2022-SB94 Class A5H, 1.72%, 11-25-2041	1.11
FNMA Series 2016-40 Class AF, 0.55%, 7-25-2046	1.02
Navient Student Loan Trust Series 2018-2A Class A3, 0.94%, 3-25-2067	0.97
FHLMC Series 4915 Class FE, 0.50%, 2-15-2038	0.87
FNMA Series 2021-85 Class EF, 0.23%, 12-25-2051	0.86
FNMA Series 2002-66 Class A3, 3.62%, 4-25-2042	0.86
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Portfolio composition as of February 28, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

Allspring Adjustable Rate Government Fund  |  7

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from September 1, 2021 to February 28, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 9-1-2021	Ending account value 2-28-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 999.32	$3.67	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$3.71	0.74%
Class C
Actual	$1,000.00	$ 997.49	$4.36	0.88%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.43	$4.41	0.88%
Administrator Class
Actual	$1,000.00	$ 998.90	$2.97	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$ 999.58	$2.28	0.46%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.51	$2.31	0.46%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

8  |  Allspring Adjustable Rate Government Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency securities: 79.37%
FHLMC (30 Day Average U.S. SOFR +0.26%) ±	0.30%	7-1-2031	$ 3,500,000	$ 3,500,356
FHLMC (1 Year Treasury Constant Maturity +0.85%) ±	0.93	4-1-2030	12,547	12,549
FHLMC (11th District Cost of Funds +1.25%) ±	1.48	1-1-2030	1,725	1,732
FHLMC (11th District Cost of Funds +1.25%) ±	1.48	1-1-2030	399	400
FHLMC (11th District Cost of Funds +1.25%) ±	1.48	7-1-2030	92,329	92,731
FHLMC (11th District Cost of Funds +1.25%) ±	1.48	2-1-2035	35,146	35,206
FHLMC (6 Month LIBOR +1.42%) ±	1.65	2-1-2037	1,927	1,989
FHLMC (12 Month LIBOR +1.51%) ±	1.76	2-1-2037	44,673	44,650
FHLMC (6 Month LIBOR +1.68%) ±	1.82	1-1-2037	570,229	593,933
FHLMC (U.S. Treasury H15 Treasury Bill 6 Month Auction High Discount +1.75%) ±	1.90	1-1-2023	2,871	2,876
FHLMC (6 Month LIBOR +1.79%) ±	1.92	6-1-2037	180,559	181,297
FHLMC (1 Year Treasury Constant Maturity +1.87%) ±	1.94	5-1-2035	242,349	242,452
FHLMC (6 Month LIBOR +1.73%) ±	1.98	6-1-2024	2,485	2,485
FHLMC (12 Month LIBOR +1.73%) ±	1.98	1-1-2035	251,561	251,416
FHLMC (12 Month LIBOR +1.74%) ±	1.99	12-1-2036	150,609	157,327
FHLMC (12 Month LIBOR +1.75%) ±	2.00	6-1-2033	266,168	267,794
FHLMC (12 Month LIBOR +1.75%) ±	2.02	4-1-2035	95,793	100,256
FHLMC (12 Month LIBOR +1.77%) ±	2.02	6-1-2035	231,822	231,923
FHLMC (12 Month LIBOR +1.75%) ±	2.03	5-1-2033	122,017	122,323
FHLMC (12 Month LIBOR +1.78%) ±	2.03	11-1-2035	129,551	135,293
FHLMC (12 Month LIBOR +1.73%) ±	2.03	5-1-2037	542,391	567,662
FHLMC (12 Month LIBOR +1.67%) ±	2.04	8-1-2035	119,723	120,207
FHLMC (12 Month LIBOR +1.77%) ±	2.04	10-1-2035	402,961	403,994
FHLMC (12 Month LIBOR +1.77%) ±	2.04	10-1-2036	209,316	219,386
FHLMC (12 Month LIBOR +1.79%) ±	2.04	1-1-2040	1,653,868	1,724,563
FHLMC (12 Month Treasury Average +1.89%) ±	2.05	5-1-2028	101,879	102,048
FHLMC (12 Month LIBOR +1.79%) ±	2.06	9-1-2037	163,618	171,338
FHLMC (12 Month LIBOR +1.77%) ±	2.06	9-1-2037	176,090	184,151
FHLMC (12 Month LIBOR +1.80%) ±	2.07	10-1-2043	3,261,028	3,390,538
FHLMC (12 Month LIBOR +1.82%) ±	2.08	5-1-2039	235,610	235,519
FHLMC (12 Month LIBOR +1.83%) ±	2.09	6-1-2043	3,536,490	3,706,050
FHLMC (1 Year Treasury Constant Maturity +1.99%) ±	2.11	11-1-2034	211,711	212,064
FHLMC (1 Year Treasury Constant Maturity +2.03%) ±	2.12	8-1-2033	527,904	532,112
FHLMC (12 Month LIBOR +1.87%) ±	2.12	5-1-2035	20,409	20,496
FHLMC (1 Year Treasury Constant Maturity +2.04%) ±	2.12	12-1-2035	254,439	254,705
FHLMC (12 Month LIBOR +1.85%) ±	2.13	7-1-2038	713,376	745,163
FHLMC (U.S. Treasury H15 Treasury Bill 6 Month Auction High Discount +1.94%) ±	2.19	7-1-2024	9,905	9,935
FHLMC (12 Month LIBOR +1.86%) ±	2.19	9-1-2036	237,293	245,289
FHLMC (12 Month LIBOR +1.82%) ±	2.20	4-1-2035	590,895	620,152
FHLMC (12 Month LIBOR +1.93%) ±	2.20	4-1-2035	513,985	515,651
FHLMC (1 Year Treasury Constant Maturity +2.03%) ±	2.21	3-1-2025	9,701	9,682
FHLMC (12 Month LIBOR +1.84%) ±	2.21	4-1-2037	220,469	232,320
FHLMC (1 Year Treasury Constant Maturity +2.10%) ±	2.21	10-1-2037	351,550	361,051
FHLMC (1 Year Treasury Constant Maturity +2.22%) ±	2.22	8-1-2033	15,169	15,163
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	2.23	11-1-2026	40,884	40,875
FHLMC (12 Month LIBOR +1.99%) ±	2.24	7-1-2036	199,323	199,417
FHLMC (12 Month LIBOR +1.90%) ±	2.24	4-1-2037	166,586	175,306
FHLMC (6 Month LIBOR +2.12%) ±	2.25	5-1-2037	21,741	21,870
FHLMC (12 Month LIBOR +1.91%) ±	2.26	3-1-2032	162,040	162,571
FHLMC (6 Month LIBOR +2.11%) ±	2.28	6-1-2026	293,899	294,538
FHLMC (1 Year Treasury Constant Maturity +2.17%) ±	2.28	6-1-2036	390,015	410,054
FHLMC (1 Year Treasury Constant Maturity +2.16%) ±	2.29	6-1-2033	279,119	279,903
The accompanying notes are an integral part of these financial statements.

Allspring Adjustable Rate Government Fund  |  9

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.29%	9-1-2033	$ 59,358	$ 62,383
FHLMC (1 Year Treasury Constant Maturity +2.17%) ±	2.30	5-1-2037	21,738	21,829
FHLMC (1 Year Treasury Constant Maturity +2.20%) ±	2.32	1-1-2037	402,892	403,964
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	2.32	5-1-2038	329,624	333,060
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.33	4-1-2037	1,381,025	1,454,493
FHLMC (1 Year Treasury Constant Maturity +2.22%) ±	2.34	12-1-2033	302,007	301,901
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.34	6-1-2035	38,983	40,944
FHLMC (1 Year Treasury Constant Maturity +2.27%) ±	2.34	9-1-2036	6,794,598	7,165,992
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	2.35	2-1-2034	362,908	365,260
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	2.35	4-1-2034	95,276	95,413
FHLMC (1 Year Treasury Constant Maturity +2.35%) ±	2.35	7-1-2038	142,846	143,153
FHLMC (1 Year Treasury Constant Maturity +2.32%) ±	2.36	7-1-2027	180,309	180,896
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	2.36	2-1-2034	37,942	37,994
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	2.36	4-1-2034	76,144	76,288
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.36	4-1-2036	183,342	186,527
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.36	1-1-2037	35,154	36,940
FHLMC (1 Year Treasury Constant Maturity +2.26%) ±	2.36	9-1-2038	2,376,768	2,491,411
FHLMC (12 Month LIBOR +1.62%) ±	2.36	7-1-2045	602,574	622,912
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	2.37	3-1-2027	26,721	26,737
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	2.37	8-1-2027	3,061	3,065
FHLMC (1 Year Treasury Constant Maturity +2.37%) ±	2.37	7-1-2031	61,282	61,258
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.37	12-1-2034	137,558	137,509
FHLMC (1 Year Treasury Constant Maturity +2.26%) ±	2.37	2-1-2036	2,481,456	2,599,516
FHLMC (1 Year Treasury Constant Maturity +2.28%) ±	2.37	10-1-2036	160,249	161,055
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.37	4-1-2038	379,242	398,482
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.38	4-1-2023	21,184	21,222
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.38	5-1-2034	107,747	107,873
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.38	5-1-2034	32,716	33,827
FHLMC (1 Year Treasury Constant Maturity +2.34%) ±	2.38	7-1-2034	219,838	220,350
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.38	2-1-2036	294,382	302,219
FHLMC (1 Year Treasury Constant Maturity +2.29%) ±	2.39	11-1-2027	200,259	200,502
FHLMC (1 Year Treasury Constant Maturity +2.27%) ±	2.40	11-1-2029	29,506	29,481
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	2.40	9-1-2031	31,009	30,989
FHLMC (1 Year Treasury Constant Maturity +2.26%) ±	2.40	7-1-2038	6,413,708	6,693,778
FHLMC (1 Year Treasury Constant Maturity +2.29%) ±	2.41	11-1-2029	45,216	45,172
FHLMC (1 Year Treasury Constant Maturity +2.28%) ±	2.41	1-1-2035	166,117	166,142
FHLMC (1 Year Treasury Constant Maturity +2.36%) ±	2.42	1-1-2028	7,250	7,254
FHLMC (1 Year Treasury Constant Maturity +2.29%) ±	2.42	9-1-2033	150,074	151,297
FHLMC (1 Year Treasury Constant Maturity +2.43%) ±	2.43	6-1-2025	25,784	25,797
FHLMC (1 Year Treasury Constant Maturity +2.34%) ±	2.43	10-1-2033	411,299	414,152
FHLMC (12 Month LIBOR +2.06%) ±	2.43	3-1-2038	785,271	828,635
FHLMC (1 Year Treasury Constant Maturity +2.35%) ±	2.44	4-1-2032	1,175,230	1,206,154
FHLMC (1 Year Treasury Constant Maturity +2.36%) ±	2.45	1-1-2028	1,122	1,124
FHLMC (1 Year Treasury Constant Maturity +2.37%) ±	2.46	2-1-2034	2,003,018	2,074,818
FHLMC (1 Year Treasury Constant Maturity +2.36%) ±	2.46	2-1-2035	276,211	276,590
FHLMC (1 Year Treasury Constant Maturity +2.47%) ±	2.47	7-1-2034	99,554	99,889
FHLMC (1 Year Treasury Constant Maturity +2.38%) ±	2.47	6-1-2035	436,627	451,161
FHLMC (1 Year Treasury Constant Maturity +2.36%) ±	2.48	4-1-2038	614,721	617,011
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	2.50	6-1-2030	163,008	163,429
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	2.52	11-1-2029	99,584	99,782
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	2.52	4-1-2034	219,853	220,310
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	2.53	7-1-2029	31,984	32,097
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	2.53	1-1-2037	742,946	781,418
FHLMC (1 Year Treasury Constant Maturity +2.29%) ±	2.55	7-1-2031	165,622	165,744
FHLMC (1 Year Treasury Constant Maturity +2.44%) ±	2.57	4-1-2029	35,617	35,656
The accompanying notes are an integral part of these financial statements.

10  |  Allspring Adjustable Rate Government Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FHLMC (2 Year Treasury Constant Maturity +2.44%) ±	2.57%	8-1-2029	$ 8,302	$ 8,288
FHLMC (12 Month Treasury Average +2.46%) ±	2.58	10-1-2029	65,155	65,198
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	2.60	10-1-2024	22,651	22,681
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	2.60	10-1-2025	6,176	6,195
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	2.60	2-1-2030	22,351	22,386
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	2.60	6-1-2030	20,395	20,426
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	2.60	6-1-2030	59,243	59,381
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	2.60	6-1-2035	151,984	152,463
FHLMC (1 Year Treasury Constant Maturity +2.49%) ±	2.61	12-1-2032	60,532	60,456
FHLMC (3 Year Treasury Constant Maturity +2.44%) ±	2.62	5-1-2032	81,120	80,984
FHLMC (12 Month Treasury Average +2.52%) ±	2.64	6-1-2028	23,529	23,546
FHLMC (12 Month LIBOR +1.64%) ±	2.65	6-1-2050	3,420,875	3,476,828
FHLMC (1 Year Treasury Constant Maturity +2.55%) ±	2.67	9-1-2029	22,293	22,274
FHLMC (1 Year Treasury Constant Maturity +2.58%) ±	2.68	9-1-2030	29,884	30,024
FHLMC (1 Year Treasury Constant Maturity +2.60%) ±	2.73	6-1-2032	122,816	123,005
FHLMC (1 Year Treasury Constant Maturity +2.69%) ±	2.81	5-1-2028	73,991	74,024
FHLMC (12 Month LIBOR +1.62%) ±	2.87	11-1-2047	3,102,924	3,181,202
FHLMC (11th District Cost of Funds +2.29%) ±	3.04	12-1-2025	2,662	2,670
FHLMC (1 Year Treasury Constant Maturity +2.52%) ±	3.06	11-1-2029	61,267	61,328
FHLMC (1 Year Treasury Constant Maturity +2.61%) ±	3.08	9-1-2030	42,039	42,093
FHLMC (3 Year Treasury Constant Maturity +2.75%) ±	3.38	6-1-2035	282,766	287,715
FHLMC (11th District Cost of Funds +2.57%) ±	3.46	12-1-2025	93,648	93,846
FHLMC (5 Year Treasury Constant Maturity +2.44%) ±	3.57	8-1-2027	22,017	22,119
FHLMC (3 Year Treasury Constant Maturity +2.27%) ±	3.77	4-1-2032	31,149	31,151
FHLMC (6 Month LIBOR +3.83%) ±	3.96	11-1-2026	16,036	16,082
FHLMC (11th District Cost of Funds +1.25%) ±	3.99	11-1-2030	10,335	10,563
FHLMC	4.00	7-1-2029	1,128,346	1,172,169
FHLMC (3 Year Treasury Constant Maturity +2.40%) ±	4.08	5-1-2031	63,925	63,968
FHLMC (5 Year Treasury Constant Maturity +2.13%) ±	4.51	8-1-2029	6,632	6,640
FHLMC	5.00	10-1-2022	690	707
FHLMC Multifamily Structured Pass-Through Certificates Series KF112 Class AS (30 Day Average U.S. SOFR +0.23%) ±	0.28	4-25-2031	2,000,000	1,993,383
FHLMC Multifamily Structured Pass-Through Certificates Series KF114 Class AS (30 Day Average U.S. SOFR +0.22%) ±	0.27	5-25-2031	1,000,000	999,150
FHLMC Multifamily Structured Pass-Through Certificates Series KF129 Class AS (30 Day Average U.S. SOFR +0.25%) ±	0.30	1-25-2029	4,000,000	3,989,884
FHLMC Multifamily Structured Pass-Through Certificates Series KF46 Class A (1 Month LIBOR +0.22%) ±	0.33	3-25-2028	483,988	484,523
FHLMC Multifamily Structured Pass-Through Certificates Series KF61 Class A (1 Month LIBOR +0.53%) ±	0.64	3-25-2029	3,417,849	3,437,531
FHLMC Multifamily Structured Pass-Through Certificates Series KF65 Class A (1 Month LIBOR +0.52%) ±	0.63	7-25-2029	1,409,399	1,413,108
FHLMC Multifamily Structured Pass-Through Certificates Series KF66 Class A (1 Month LIBOR +0.52%) ±	0.63	7-25-2029	1,499,911	1,509,548
FHLMC Multifamily Structured Pass-Through Certificates Series KF84 Class AL (1 Month LIBOR +0.30%) ±	0.41	7-25-2030	1,726,103	1,727,403
FHLMC Multifamily Structured Pass-Through Certificates Series KF85 Class AL (1 Month LIBOR +0.30%) ±	0.41	8-25-2030	796,099	797,280
FHLMC Multifamily Structured Pass-Through Certificates Series KX04 Class AFL (1 Month LIBOR +0.33%) ±	0.44	3-25-2030	2,335,723	2,335,723
FHLMC Multifamily Structured Pass-Through Certificates Series Q016 Class APT2 ±±	1.48	5-25-2051	3,742,507	3,618,107
The accompanying notes are an integral part of these financial statements.

Allspring Adjustable Rate Government Fund  |  11

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FHLMC Series 1671 Class QA (11th District Cost of Funds +0.95%) ±	1.17%	2-15-2024	$ 256,559	$ 257,508
FHLMC Series 1686 Class FE (Enterprise 11th District COFI Institutional Replacement Index +1.10%) ±	1.32	2-15-2024	3,037	3,060
FHLMC Series 1709 Class FA (10 Year Treasury Constant Maturity -0.85%) ±	0.97	3-15-2024	53,870	53,250
FHLMC Series 1730 Class FA (10 Year Treasury Constant Maturity -0.60%) ±	1.22	5-15-2024	28,623	28,273
FHLMC Series 20 Class F ±±	1.06	7-1-2029	2,702	2,757
FHLMC Series 2315 Class FW (1 Month LIBOR +0.55%) ±	0.74	4-15-2027	30,828	30,958
FHLMC Series 2391 Class EF (1 Month LIBOR +0.50%) ±	0.69	6-15-2031	33,738	33,949
FHLMC Series 2454 Class SL (1 Month LIBOR +8.00%) ♀±	7.81	3-15-2032	67,933	8,408
FHLMC Series 2461 Class FI (1 Month LIBOR +0.50%) ±	0.69	4-15-2028	41,862	42,027
FHLMC Series 2464 Class FE (1 Month LIBOR +1.00%) ±	1.19	3-15-2032	44,277	45,358
FHLMC Series 2466 Class FV (1 Month LIBOR +0.55%) ±	0.74	3-15-2032	85,412	86,139
FHLMC Series 2538 Class F (1 Month LIBOR +0.60%) ±	0.79	12-15-2032	180,147	183,361
FHLMC Series 264 Class F1 (1 Month LIBOR +0.55%) ±	0.74	7-15-2042	705,795	721,097
FHLMC Series 2682 Class FK (1 Month LIBOR +1.47%) ±	1.66	1-15-2033	3,541,968	3,690,029
FHLMC Series 3067 Class FA (1 Month LIBOR +0.35%) ±	0.54	11-15-2035	634,468	638,504
FHLMC Series 3114 Class FT (1 Month LIBOR +0.35%) ±	0.54	9-15-2030	283,083	284,243
FHLMC Series 3140 Class GF (1 Month LIBOR +0.35%) ±	0.54	3-15-2036	495,324	499,075
FHLMC Series 3146 Class FP (1 Month LIBOR +0.35%) ±	0.54	4-15-2036	438,905	441,671
FHLMC Series 3149 Class FB (1 Month LIBOR +0.35%) ±	0.54	5-15-2036	765,721	768,336
FHLMC Series 319 Class F1 (1 Month LIBOR +0.45%) ±	0.64	11-15-2043	1,001,582	985,008
FHLMC Series 3240 Class FM (1 Month LIBOR +0.35%) ±	0.54	11-15-2036	848,065	853,465
FHLMC Series 3284 Class CF (1 Month LIBOR +0.37%) ±	0.56	3-15-2037	578,633	583,013
FHLMC Series 3286 Class FA (1 Month LIBOR +0.40%) ±	0.59	3-15-2037	125,615	126,758
FHLMC Series 3312 Class FN (1 Month LIBOR +0.22%) ±	0.41	7-15-2036	861,126	861,900
FHLMC Series 3436 Class A ±±	2.17	11-15-2036	308,493	321,680
FHLMC Series 350 Class F2 (1 Month LIBOR +0.35%) ±	0.45	9-15-2040	7,300,433	7,307,933
FHLMC Series 3684 Class FM (1 Month LIBOR +0.35%) ±	0.45	11-15-2036	1,168,307	1,171,310
FHLMC Series 3753 Class FA (1 Month LIBOR +0.50%) ±	0.69	11-15-2040	1,296,409	1,315,713
FHLMC Series 3757 Class PF (1 Month LIBOR +0.50%) ±	0.69	8-15-2040	297,727	297,121
FHLMC Series 3822 Class FY (1 Month LIBOR +0.40%) ±	0.59	2-15-2033	580,245	585,467
FHLMC Series 3827 Class DF (1 Month LIBOR +0.45%) ±	0.64	3-15-2041	498,158	504,829
FHLMC Series 3925 Class FL (1 Month LIBOR +0.45%) ±	0.64	1-15-2041	86,294	86,670
FHLMC Series 3997 Class FQ (1 Month LIBOR +0.50%) ±	0.69	2-15-2042	565,146	573,942
FHLMC Series 4013 Class QF (1 Month LIBOR +0.55%) ±	0.74	3-15-2041	284,889	287,241
FHLMC Series 4039 Class FA (1 Month LIBOR +0.50%) ±	0.69	5-15-2042	848,308	859,084
FHLMC Series 4136 Class DF (1 Month LIBOR +0.30%) ±	0.49	11-15-2042	552,847	554,559
FHLMC Series 4143 Class KF (1 Month LIBOR +0.35%) ±	0.45	9-15-2037	1,868,929	1,870,301
FHLMC Series 4246 Class FE (1 Month LIBOR +0.45%) ±	0.64	2-15-2036	2,091,350	2,110,914
FHLMC Series 4248 Class FL (1 Month LIBOR +0.45%) ±	0.64	5-15-2041	227,260	229,502
FHLMC Series 4316 Class JF (1 Month LIBOR +0.40%) ±	0.59	1-15-2044	773,352	778,547
FHLMC Series 4474 Class WF (1 Month LIBOR +0.35%) ±	0.45	12-15-2036	1,413,756	1,403,602
FHLMC Series 4477 Class FG (1 Month LIBOR +0.30%) ±	0.40	10-15-2040	1,317,658	1,314,820
FHLMC Series 4503 Class FA (1 Month LIBOR +0.35%) ±	0.45	2-15-2042	1,582,683	1,583,790
FHLMC Series 4515 Class FA (1 Month LIBOR +0.37%) ±	0.47	8-15-2038	236,158	238,177
FHLMC Series 4604 Class PA	3.00	1-15-2044	400,322	401,211
FHLMC Series 4624 Class FA (1 Month LIBOR +0.45%) ±	0.55	12-15-2038	2,722,817	2,737,072
FHLMC Series 4628 Class KF (1 Month LIBOR +0.50%) ±	0.69	1-15-2055	1,400,083	1,421,683
FHLMC Series 4678 Class AF (1 Month LIBOR +0.40%) ±	0.50	12-15-2042	1,155,006	1,169,496
FHLMC Series 4691 Class FA (1 Month LIBOR +0.35%) ±	0.54	6-15-2047	529,049	532,430
FHLMC Series 4708 Class F (1 Month LIBOR +0.30%) ±	0.49	8-15-2047	3,152,263	3,161,971
FHLMC Series 4754 Class FM (1 Month LIBOR +0.30%) ±	0.49	2-15-2048	1,440,042	1,449,224
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Adjustable Rate Government Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FHLMC Series 4779 Class WF (1 Month LIBOR +0.35%) ±	0.45%	7-15-2044	$ 1,711,960	$ 1,717,490
FHLMC Series 4821 Class FA (1 Month LIBOR +0.30%) ±	0.49	7-15-2048	452,033	454,216
FHLMC Series 4842 Class FA (1 Month LIBOR +0.35%) ±	0.54	11-15-2048	1,041,656	1,052,075
FHLMC Series 4851 Class PF (1 Month LIBOR +0.40%) ±	0.59	8-15-2057	3,932,195	3,938,694
FHLMC Series 4908 Class FA (1 Month LIBOR +0.44%) ±	0.54	12-15-2042	1,948,605	1,961,749
FHLMC Series 4915 Class FE (1 Month LIBOR +0.40%) ±	0.50	2-15-2038	4,627,591	4,638,074
FHLMC Series 4921 Class FN (1 Month LIBOR +0.45%) ±	0.64	10-25-2049	1,022,035	1,029,261
FHLMC Series 4925 Class FY (1 Month LIBOR +0.45%) ±	0.64	10-25-2049	427,436	430,760
FHLMC Series 4925 Class WF (1 Month LIBOR +0.40%) ±	0.50	8-15-2038	3,956,973	3,978,053
FHLMC Series 4927 Class FG (1 Month LIBOR +0.50%) ±	0.69	11-25-2049	1,543,657	1,558,915
FHLMC Series 4933 Class FA (1 Month LIBOR +0.50%) ±	0.69	12-25-2049	1,055,067	1,066,936
FHLMC Series 5062 Class FC (30 Day Average U.S. SOFR +0.20%) ±	0.25	1-25-2051	1,466,245	1,468,182
FHLMC Series T-15 Class A6 (1 Month LIBOR +0.40%) ±	0.59	11-25-2028	414,340	413,437
FHLMC Series T-16 Class A (1 Month LIBOR +0.35%) ±	0.54	6-25-2029	840,493	831,297
FHLMC Series T-20 Class A7 (1 Month LIBOR +0.30%) ±	0.49	12-25-2029	2,168,273	2,158,050
FHLMC Series T-21 Class A (1 Month LIBOR +0.36%) ±	0.55	10-25-2029	904,746	902,086
FHLMC Series T-27 Class A (1 Month LIBOR +0.30%) ±	0.49	10-25-2030	906,399	905,164
FHLMC Series T-30 Class A7 (1 Month LIBOR +0.24%) ±	0.43	12-25-2030	690,692	671,534
FHLMC Series T-35 Class A (1 Month LIBOR +0.28%) ±	0.47	9-25-2031	1,482,914	1,472,791
FHLMC Series T-48 Class 2A ±±	3.49	7-25-2033	1,202,333	1,238,473
FHLMC Series T-54 Class 4A ±±	3.44	2-25-2043	738,690	778,262
FHLMC Series T-55 Class 1A1	6.50	3-25-2043	37,469	42,421
FHLMC Series T-56 Class 3AF (1 Month LIBOR +1.00%) ±	1.19	5-25-2043	863,465	877,208
FHLMC Series T-62 Class 1A1 (12 Month Treasury Average +1.20%) ±	1.30	10-25-2044	1,742,209	1,782,014
FHLMC Series T-63 Class 1A1 (12 Month Treasury Average +1.20%) ±	1.29	2-25-2045	1,530,199	1,552,381
FHLMC Series T-66 Class 2A1 ±±	3.29	1-25-2036	1,005,185	1,082,161
FHLMC Series T-67 Class 1A1C ±±	3.03	3-25-2036	2,204,989	2,302,436
FHLMC Series T-67 Class 2A1C ±±	3.19	3-25-2036	2,200,417	2,335,886
FHLMC Series-3236 Class AF (1 Month LIBOR +0.35%) ±	0.54	11-15-2036	2,250,789	2,265,688
FNMA (6 Month LIBOR +1.03%) ±	1.15	2-1-2033	98,854	99,114
FNMA (6 Month LIBOR +1.08%) ±	1.20	9-1-2032	42,743	42,725
FNMA (1 Month LIBOR +1.17%) ±	1.30	5-1-2029	31,374	31,767
FNMA (6 Month LIBOR +1.18%) ±	1.30	8-1-2033	45,024	45,231
FNMA (11th District Cost of Funds +1.26%) ±	1.47	1-1-2035	240,799	241,539
FNMA (11th District Cost of Funds +1.25%) ±	1.47	1-1-2038	12,846	12,872
FNMA (11th District Cost of Funds +1.25%) ±	1.47	4-1-2042	707,421	725,573
FNMA (11th District Cost of Funds +1.25%) ±	1.47	10-1-2044	284,252	284,453
FNMA (11th District Cost of Funds +1.25%) ±	1.48	11-1-2023	4,556	4,561
FNMA (11th District Cost of Funds +1.25%) ±	1.48	3-1-2033	48,018	49,201
FNMA (6 Month LIBOR +1.31%) ±	1.48	10-1-2037	296,015	304,905
FNMA (12 Month Treasury Average +1.40%) ±	1.49	12-1-2030	21,073	21,390
FNMA (11th District Cost of Funds +1.25%) ±	1.50	11-1-2024	62	62
FNMA (6 Month LIBOR +1.38%) ±	1.50	8-1-2031	99,424	99,760
FNMA (6 Month LIBOR +1.16%) ±	1.50	8-1-2033	2,788	2,797
FNMA (1 Year Treasury Constant Maturity +1.52%) ±	1.52	8-1-2033	546,249	547,622
FNMA (6 Month LIBOR +1.42%) ±	1.54	12-1-2031	112,642	113,368
FNMA (1 Year Treasury Constant Maturity +1.50%) ±	1.59	8-1-2030	445,888	453,327
FNMA (6 Month LIBOR +1.37%) ±	1.62	1-1-2032	128,298	128,395
FNMA (6 Month LIBOR +1.38%) ±	1.63	12-1-2031	14,588	14,592
FNMA (6 Month LIBOR +1.51%) ±	1.64	11-1-2034	287,458	289,070
FNMA (11th District Cost of Funds +1.25%) ±	1.66	9-1-2037	926,482	948,431
FNMA (6 Month LIBOR +1.55%) ±	1.69	3-1-2034	107,764	108,919
The accompanying notes are an integral part of these financial statements.

Allspring Adjustable Rate Government Fund  |  13

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA (1 Year Treasury Constant Maturity +1.58%) ±	1.71%	3-1-2034	$ 187,936	$ 187,929
FNMA (1 Year Treasury Constant Maturity +1.66%) ±	1.71	7-1-2048	725,054	749,205
FNMA (6 Month LIBOR +1.48%) ±	1.72	6-1-2037	693,045	723,796
FNMA (11th District Cost of Funds +1.40%) ±	1.73	4-1-2024	265,241	266,165
FNMA (1 Year Treasury Constant Maturity +1.76%) ±	1.76	8-1-2032	30,212	30,230
FNMA (6 Month LIBOR +1.53%) ±	1.76	1-1-2035	517,112	535,164
FNMA (12 Month LIBOR +1.53%) ±	1.78	9-1-2035	357,880	372,071
FNMA (12 Month LIBOR +1.55%) ±	1.80	9-1-2036	192,266	193,024
FNMA (11th District Cost of Funds +1.71%) ±	1.81	1-1-2036	120,414	120,622
FNMA (1 Year Treasury Constant Maturity +1.70%) ±	1.82	2-1-2033	184,168	184,600
FNMA (12 Month LIBOR +1.59%) ±	1.84	6-1-2044	605,047	626,774
FNMA (12 Month LIBOR +1.58%) ±	1.84	9-1-2044	940,593	973,339
FNMA (12 Month LIBOR +1.60%) ±	1.85	9-1-2037	361,617	362,061
FNMA (12 Month Treasury Average +1.78%) ±	1.86	6-1-2035	236,828	246,010
FNMA (6 Month LIBOR +1.74%) ±	1.87	10-1-2024	17,716	17,758
FNMA (6 Month LIBOR +1.74%) ±	1.87	12-1-2024	21,297	21,342
FNMA (12 Month LIBOR +1.57%) ±	1.87	1-1-2040	70,585	71,510
FNMA (1 Year Treasury Constant Maturity +1.88%) ±	1.88	8-1-2031	41,769	41,794
FNMA (12 Month LIBOR +1.67%) ±	1.92	7-1-2035	446,021	466,215
FNMA (12 Month Treasury Average +1.74%) ±	1.93	10-1-2035	282,502	287,493
FNMA (12 Month Treasury Average +1.79%) ±	1.93	11-1-2035	55,754	57,931
FNMA (12 Month Treasury Average +1.86%) ±	1.94	11-1-2035	325,571	326,724
FNMA (1 Year Treasury Constant Maturity +1.83%) ±	1.95	4-1-2030	5,191	5,200
FNMA (12 Month LIBOR +1.63%) ±	1.97	11-1-2038	128,333	133,780
FNMA (12 Month LIBOR +1.67%) ±	1.97	6-1-2041	990,783	1,034,159
FNMA (12 Month LIBOR +1.60%) ±	1.98	3-1-2046	969,737	997,224
FNMA (12 Month Treasury Average +1.89%) ±	1.99	7-1-2035	352,589	367,381
FNMA (1 Year Treasury Constant Maturity +1.93%) ±	1.99	7-1-2038	415,576	415,508
FNMA (12 Month LIBOR +1.75%) ±	2.00	1-1-2035	234,045	242,687
FNMA (12 Month LIBOR +1.75%) ±	2.00	6-1-2036	103,270	107,830
FNMA (12 Month LIBOR +1.72%) ±	2.01	7-1-2043	1,332,804	1,386,652
FNMA (1 Year Treasury Constant Maturity +1.89%) ±	2.02	6-1-2032	46,764	46,882
FNMA (12 Month LIBOR +1.75%) ±	2.02	7-1-2035	256,943	266,032
FNMA (12 Month LIBOR +1.70%) ±	2.03	4-1-2034	323,250	336,859
FNMA (12 Month Treasury Average +1.97%) ±	2.03	11-1-2035	12,966	13,554
FNMA (11th District Cost of Funds +1.83%) ±	2.04	1-1-2036	14,107	14,191
FNMA (6 Month LIBOR +1.93%) ±	2.05	6-1-2032	55,067	55,440
FNMA (11th District Cost of Funds +1.82%) ±	2.05	3-1-2033	159,493	160,163
FNMA (12 Month LIBOR +1.75%) ±	2.05	4-1-2034	177,676	178,632
FNMA (12 Month Treasury Average +1.97%) ±	2.05	11-1-2035	348,206	353,518
FNMA (12 Month LIBOR +1.77%) ±	2.05	7-1-2044	1,783,245	1,871,174
FNMA (12 Month LIBOR +1.75%) ±	2.06	5-1-2035	358,030	373,153
FNMA (12 Month LIBOR +1.78%) ±	2.06	1-1-2042	1,369,481	1,435,192
FNMA (12 Month LIBOR +1.82%) ±	2.07	12-1-2046	60,713	60,655
FNMA (1 Year Treasury Constant Maturity +1.96%) ±	2.08	3-1-2032	14,509	14,520
FNMA (12 Month LIBOR +1.83%) ±	2.08	1-1-2033	153,700	153,677
FNMA (12 Month Treasury Average +1.99%) ±	2.08	7-1-2035	293,993	305,408
FNMA (1 Year Treasury Constant Maturity +2.09%) ±	2.09	8-1-2025	10,396	10,400
FNMA (12 Month LIBOR +1.75%) ±	2.09	4-1-2033	280,703	281,234
FNMA (12 Month LIBOR +1.72%) ±	2.09	6-1-2035	51,733	54,155
FNMA (11th District Cost of Funds +1.86%) ±	2.10	10-1-2027	122,383	123,789
FNMA (6 Month LIBOR +1.98%) ±	2.10	9-1-2033	45,341	45,569
FNMA (12 Month Treasury Average +2.03%) ±	2.10	10-1-2035	161,389	169,076
FNMA (6 Month LIBOR +1.98%) ±	2.12	10-1-2024	7,395	7,428
FNMA (1 Year Treasury Constant Maturity +2.11%) ±	2.12	7-1-2035	238,682	240,490
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Adjustable Rate Government Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA (1 Year Treasury Constant Maturity +2.03%) ±	2.13%	12-1-2032	$ 183,241	$ 183,615
FNMA (12 Month LIBOR +1.89%) ±	2.14	5-1-2038	354,170	373,554
FNMA (1 Year Treasury Constant Maturity +2.10%) ±	2.15	12-1-2033	238,060	238,705
FNMA (12 Month LIBOR +1.90%) ±	2.15	10-1-2034	282,047	282,559
FNMA (11th District Cost of Funds +1.82%) ±	2.17	5-1-2028	25,370	25,517
FNMA (11th District Cost of Funds +1.92%) ±	2.17	9-1-2030	139,907	140,554
FNMA (1 Year Treasury Constant Maturity +2.15%) ±	2.17	2-1-2033	43,027	43,149
FNMA (1 Year Treasury Constant Maturity +2.13%) ±	2.18	10-1-2025	45,151	45,147
FNMA (12 Month LIBOR +1.93%) ±	2.18	5-1-2037	536,077	564,126
FNMA (1 Year Treasury Constant Maturity +2.11%) ±	2.18	4-1-2040	70,888	73,410
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	2.19	8-1-2033	219,473	219,536
FNMA (1 Year Treasury Constant Maturity +2.10%) ±	2.19	9-1-2036	202,679	203,484
FNMA (12 Month Treasury Average +2.07%) ±	2.20	1-1-2035	232,628	235,542
FNMA (1 Year Treasury Constant Maturity +2.09%) ±	2.21	1-1-2036	28,812	28,974
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	2.22	7-1-2035	51,677	53,472
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	2.22	7-1-2035	209,814	216,503
FNMA (1 Year Treasury Constant Maturity +2.10%) ±	2.22	7-1-2035	39,735	39,848
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	2.22	9-1-2035	513,473	541,763
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	2.23	6-1-2035	50,347	50,450
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	2.24	9-1-2030	30,342	30,350
FNMA (1 Year Treasury Constant Maturity +2.14%) ±	2.24	5-1-2034	303,456	303,957
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	2.24	8-1-2035	221,745	229,882
FNMA (1 Year Treasury Constant Maturity +2.12%) ±	2.25	3-1-2031	20,695	20,737
FNMA (12 Month LIBOR +2.00%) ±	2.25	9-1-2035	171,275	180,531
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	2.25	1-1-2036	220,839	221,667
FNMA (12 Month LIBOR +1.60%) ±	2.26	8-1-2050	2,789,969	2,804,261
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	2.27	6-1-2027	33,227	33,294
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	2.27	9-1-2035	1,352,428	1,425,008
FNMA (1 Year Treasury Constant Maturity +2.28%) ±	2.28	9-1-2026	12,188	12,202
FNMA (6 Month LIBOR +1.96%) ±	2.28	1-1-2033	49,564	49,759
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	2.28	1-1-2033	476,539	482,905
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	2.28	12-1-2040	3,919,518	4,121,491
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	2.29	1-1-2027	79,009	79,038
FNMA (1 Year Treasury Constant Maturity +2.29%) ±	2.29	12-1-2030	15,818	15,817
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	2.29	10-1-2034	568,183	598,391
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	2.29	7-1-2037	133,810	141,574
FNMA (1 Year Treasury Constant Maturity +2.17%) ±	2.29	12-1-2039	97,775	97,837
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	2.29	12-1-2040	1,722,912	1,810,941
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	2.30	12-1-2024	11,549	11,545
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	2.30	1-1-2037	407,810	411,879
FNMA (U.S. Treasury H15 Treasury Bill 6 Month Auction High Discount +2.23%) ±	2.31	7-1-2025	233	233
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	2.31	3-1-2035	192,114	192,241
FNMA (1 Year Treasury Constant Maturity +2.23%) ±	2.31	4-1-2038	291,281	294,381
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	2.31	12-1-2040	1,469,215	1,541,894
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	2.32	7-1-2028	52	52
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	2.32	7-1-2038	1,728,704	1,819,294
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	2.33	9-1-2022	5,843	5,867
FNMA (1 Year Treasury Constant Maturity +2.26%) ±	2.33	5-1-2033	304,101	305,775
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	2.33	6-1-2033	78,954	79,154
FNMA (1 Year Treasury Constant Maturity +2.23%) ±	2.33	5-1-2036	1,104,233	1,142,484
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	2.33	5-1-2037	297,345	298,884
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	2.34	9-1-2033	176,423	176,237
FNMA (1 Year Treasury Constant Maturity +2.25%) ±	2.34	11-1-2038	2,070,551	2,178,847
FNMA (1 Year Treasury Constant Maturity +2.33%) ±	2.35	11-1-2024	19,497	19,578
The accompanying notes are an integral part of these financial statements.

Allspring Adjustable Rate Government Fund  |  15

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	2.35%	8-1-2031	$ 82,474	$ 82,426
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	2.35	10-1-2034	95,849	96,017
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	2.35	6-1-2035	252,709	266,220
FNMA (1 Year Treasury Constant Maturity +2.27%) ±	2.36	10-1-2036	257,381	270,150
FNMA (1 Year Treasury Constant Maturity +2.29%) ±	2.36	6-1-2037	816,004	851,288
FNMA (1 Year Treasury Constant Maturity +2.31%) ±	2.37	12-1-2030	344,462	345,650
FNMA (1 Year Treasury Constant Maturity +2.38%) ±	2.38	7-1-2027	47,553	47,705
FNMA (12 Month Treasury Average +2.33%) ±	2.38	8-1-2035	259,956	262,810
FNMA (12 Month LIBOR +1.62%) ±	2.38	8-1-2050	3,007,914	3,036,178
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	2.39	1-1-2036	217,733	218,805
FNMA (1 Year Treasury Constant Maturity +2.28%) ±	2.40	4-1-2024	2,012	2,012
FNMA (1 Year Treasury Constant Maturity +2.28%) ±	2.40	7-1-2024	3,442	3,448
FNMA (3 Year Treasury Constant Maturity +2.15%) ±	2.40	10-1-2024	11,649	11,669
FNMA (1 Year Treasury Constant Maturity +2.29%) ±	2.41	5-1-2034	107,407	107,691
FNMA (1 Year Treasury Constant Maturity +2.30%) ±	2.42	1-1-2026	51,433	51,544
FNMA (1 Year Treasury Constant Maturity +2.30%) ±	2.42	5-1-2033	65,131	65,286
FNMA (1 Year Treasury Constant Maturity +2.36%) ±	2.42	11-1-2034	163,950	171,930
FNMA (1 Year Treasury Constant Maturity +2.31%) ±	2.42	12-1-2034	287,751	293,193
FNMA (11th District Cost of Funds +1.70%) ±	2.43	4-1-2030	502	505
FNMA (6 Month LIBOR +2.31%) ±	2.43	4-1-2033	155,765	156,100
FNMA (1 Year Treasury Constant Maturity +2.32%) ±	2.44	5-1-2025	13,433	13,420
FNMA (12 Month Treasury Average +2.35%) ±	2.44	8-1-2040	302,139	307,329
FNMA (1 Year Treasury Constant Maturity +2.32%) ±	2.45	4-1-2028	59,435	59,402
FNMA (1 Year Treasury Constant Maturity +2.29%) ±	2.45	1-1-2031	123,709	123,639
FNMA (1 Year Treasury Constant Maturity +2.32%) ±	2.45	6-1-2032	14,196	14,176
FNMA (1 Year Treasury Constant Maturity +2.33%) ±	2.46	7-1-2030	145,550	145,619
FNMA (6 Month LIBOR +2.25%) ±	2.46	3-1-2034	401,437	407,244
FNMA (1 Year Treasury Constant Maturity +2.47%) ±	2.47	9-1-2028	27,275	27,303
FNMA (1 Year Treasury Constant Maturity +2.35%) ±	2.48	6-1-2027	40,765	40,958
FNMA (1 Year Treasury Constant Maturity +2.12%) ±	2.49	8-1-2026	13,397	13,412
FNMA (11th District Cost of Funds +1.09%) ±	2.49	10-1-2034	19,732	19,802
FNMA (1 Year Treasury Constant Maturity +2.37%) ±	2.50	7-1-2027	12,367	12,373
FNMA (1 Year Treasury Constant Maturity +2.38%) ±	2.50	9-1-2037	267,282	268,379
FNMA (1 Year Treasury Constant Maturity +2.37%) ±	2.51	9-1-2030	313,734	313,734
FNMA (1 Year Treasury Constant Maturity +2.40%) ±	2.53	6-1-2024	13,946	13,973
FNMA (1 Year Treasury Constant Maturity +2.41%) ±	2.53	5-1-2027	31,614	31,678
FNMA (1 Year Treasury Constant Maturity +2.44%) ±	2.53	1-1-2029	66,566	66,684
FNMA (1 Year Treasury Constant Maturity +2.40%) ±	2.53	9-1-2033	299,791	300,104
FNMA (12 Month LIBOR +1.62%) ±	2.54	4-1-2050	1,465,474	1,492,030
FNMA (1 Year Treasury Constant Maturity +2.45%) ±	2.55	7-1-2037	972,640	1,042,659
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	2.56	7-1-2029	197,581	197,753
FNMA (1 Year Treasury Constant Maturity +2.48%) ±	2.61	5-1-2035	323,897	341,131
FNMA (1 Year Treasury Constant Maturity +2.49%) ±	2.61	7-1-2037	77,441	77,822
FNMA (1 Year Treasury Constant Maturity +2.49%) ±	2.61	4-1-2038	164,574	165,325
FNMA (1 Year Treasury Constant Maturity +2.54%) ±	2.62	7-1-2028	143,866	144,130
FNMA (1 Year Treasury Constant Maturity +2.50%) ±	2.62	10-1-2029	203,020	202,722
FNMA (12 Month Treasury Average +2.48%) ±	2.62	6-1-2040	455,540	457,284
FNMA (1 Year Treasury Constant Maturity +2.23%) ±	2.63	8-1-2026	51,020	51,084
FNMA (1 Year Treasury Constant Maturity +2.50%) ±	2.63	3-1-2027	12,428	12,501
FNMA (1 Year Treasury Constant Maturity +2.50%) ±	2.63	6-1-2032	70,002	69,912
FNMA (1 Year Treasury Constant Maturity +2.52%) ±	2.64	11-1-2024	10,855	10,851
FNMA (1 Year Treasury Constant Maturity +2.53%) ±	2.66	8-1-2035	183,323	184,333
FNMA (1 Year Treasury Constant Maturity +2.60%) ±	2.72	10-1-2025	4,057	4,065
FNMA (6 Month LIBOR +2.48%) ±	2.73	7-1-2033	27,752	27,783
FNMA (1 Year Treasury Constant Maturity +2.50%) ±	2.74	9-1-2030	294,900	295,397
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Adjustable Rate Government Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA (1 Year Treasury Constant Maturity +2.64%) ±	2.77%	7-1-2028	$ 31,063	$ 31,102
FNMA (1 Year Treasury Constant Maturity +2.64%) ±	2.77	3-1-2030	3,636	3,642
FNMA (6 Month LIBOR +2.54%) ±	2.79	4-1-2033	168,370	169,136
FNMA (1 Year Treasury Constant Maturity +2.64%) ±	2.80	10-1-2028	68,987	68,984
FNMA (1 Year Treasury Constant Maturity +2.70%) ±	2.81	5-1-2035	495,135	496,097
FNMA (1 Year Treasury Constant Maturity +2.87%) ±	2.89	9-1-2030	103,533	103,646
FNMA (3 Year Treasury Constant Maturity +2.15%) ±	2.90	8-1-2031	23,745	23,644
FNMA (Federal Cost of Funds +2.00%) ±	3.00	8-1-2029	21,576	21,613
FNMA (6 Month LIBOR +2.43%) ±	3.03	5-1-2033	554,629	560,040
FNMA (11th District Cost of Funds +1.25%) ±	3.16	4-1-2034	335,683	350,686
FNMA (6 Month LIBOR +2.70%) ±	3.24	4-1-2024	40,994	41,104
FNMA (Federal Cost of Funds +2.45%) ±	3.29	2-1-2029	373,926	375,822
FNMA (5 Year Treasury Constant Maturity +1.90%) ±	3.49	9-1-2031	102,355	102,444
FNMA (1 Year Treasury Constant Maturity +1.63%) ±	3.50	11-1-2029	5,191	5,222
FNMA (6 Month LIBOR +3.48%) ±	3.64	12-1-2032	120,539	120,849
FNMA (11th District Cost of Funds +1.82%) ±	3.69	6-1-2034	50,122	50,849
FNMA (5 Year Treasury Constant Maturity +2.42%) ±	3.77	6-1-2028	13,891	13,917
FNMA (6 Month LIBOR +3.57%) ±	3.95	11-1-2031	3,343	3,355
FNMA (11th District Cost of Funds +1.93%) ±	4.03	12-1-2036	23,700	25,311
FNMA (3 Year Treasury Constant Maturity +2.14%) ±	4.39	10-1-2025	3,357	3,364
FNMA (11th District Cost of Funds +1.88%) ±	4.53	5-1-2034	68,762	70,398
FNMA	6.50	8-1-2028	28,887	29,147
FNMA	6.50	5-1-2031	55,528	60,881
FNMA	7.06	12-1-2024	11,501	11,558
FNMA	7.06	1-1-2027	12,838	12,886
FNMA	7.50	1-1-2031	24,607	25,935
FNMA	7.50	1-1-2033	50,242	54,216
FNMA	7.50	5-1-2033	48,715	51,625
FNMA	7.50	5-1-2033	73,534	78,348
FNMA	7.50	7-1-2033	24,754	25,005
FNMA	7.50	8-1-2033	41,735	43,234
FNMA	8.00	12-1-2026	20,162	20,855
FNMA	8.00	2-1-2030	118	119
FNMA	8.00	3-1-2030	77	78
FNMA	8.00	5-1-2033	33,475	33,918
FNMA	8.50	8-15-2024	2,894	2,930
FNMA Series 2010-8 Class FE (1 Month LIBOR +0.79%) ±	0.98	2-25-2040	3,142,720	3,221,932
FNMA Series 1992-45 Class F (7 Year Treasury Constant Maturity +0.00%) ±	1.97	4-25-2022	80	80
FNMA Series 1992-87 Class Z	8.00	5-25-2022	80	80
FNMA Series 1993-113 Class FA (10 Year Treasury Constant Maturity -0.65%) ±	1.34	7-25-2023	6,893	6,889
FNMA Series 1993-247 Class FM (11th District Cost of Funds +1.20%) ±	1.42	12-25-2023	45,456	45,844
FNMA Series 1994-14 Class F (11th District Cost of Funds +1.60%) ±	1.82	10-25-2023	23,821	24,095
FNMA Series 2001-50 Class BA	7.00	10-25-2041	70,880	78,169
FNMA Series 2001-63 Class FD (1 Month LIBOR +0.60%) ±	0.74	12-18-2031	55,720	56,145
FNMA Series 2001-81 Class F (1 Month LIBOR +0.55%) ±	0.74	1-25-2032	24,980	25,184
FNMA Series 2001-T08 Class A1	7.50	7-25-2041	67,533	72,210
FNMA Series 2001-T10 Class A2	7.50	12-25-2041	1,139,113	1,262,029
FNMA Series 2001-T12 Class A2	7.50	8-25-2041	90,211	100,255
FNMA Series 2001-T12 Class A4 ±±	3.76	8-25-2041	2,111,129	2,158,996
FNMA Series 2001-W01 Class AV1 (1 Month LIBOR +0.12%) ±	0.31	8-25-2031	30,581	28,884
The accompanying notes are an integral part of these financial statements.

Allspring Adjustable Rate Government Fund  |  17

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA Series 2001-W03 Class A ±±	7.00%	9-25-2041	$ 274,769	$ 290,144
FNMA Series 2002-05 Class FD (1 Month LIBOR +0.90%) ±	1.09	2-25-2032	46,035	46,628
FNMA Series 2002-33 Class A4 ±±	5.35	11-25-2030	77,701	80,897
FNMA Series 2002-59 Class F (1 Month LIBOR +0.40%) ±	0.59	9-25-2032	112,478	112,717
FNMA Series 2002-66 Class A3 ±±	3.62	4-25-2042	4,439,492	4,597,810
FNMA Series 2002-T12 Class A3	7.50	5-25-2042	878,609	1,015,707
FNMA Series 2002-T12 Class A5 ±±	4.25	10-25-2041	990,622	1,019,318
FNMA Series 2002-T18 Class A5 ±±	4.09	5-25-2042	1,980,108	2,079,126
FNMA Series 2002-T19 Class A4 ±±	4.00	3-25-2042	112,657	120,598
FNMA Series 2002-W01 Class 3A ±±	3.22	4-25-2042	507,481	514,276
FNMA Series 2002-W04 Class A6 ±±	3.29	5-25-2042	894,925	923,917
FNMA Series 2003-07 Class A2 ±±	3.50	5-25-2042	369,002	374,122
FNMA Series 2003-63 Class A8 ±±	3.27	1-25-2043	729,712	753,855
FNMA Series 2003-T2 Class A1 (1 Month LIBOR +0.14%) ±	0.38	3-25-2033	879,428	875,163
FNMA Series 2003-W02 Class 1A3	7.50	7-25-2042	229,832	265,856
FNMA Series 2003-W04 Class 5A ±±	3.22	10-25-2042	529,937	542,185
FNMA Series 2003-W08 Class 4A ±±	3.55	11-25-2042	702,993	736,283
FNMA Series 2003-W09 Class A (1 Month LIBOR +0.12%) ±	0.35	6-25-2033	1,046,160	1,029,600
FNMA Series 2003-W10 Class 2A ±±	3.20	6-25-2043	1,397,279	1,425,179
FNMA Series 2003-W18 Class 2A ±±	3.26	6-25-2043	1,741,371	1,787,406
FNMA Series 2003-W6 Class 6A ±±	3.12	8-25-2042	630,194	646,340
FNMA Series 2004-17 Class FT (1 Month LIBOR +0.40%) ±	0.59	4-25-2034	511,061	513,822
FNMA Series 2004-T03 Class 1A3	7.00	2-25-2044	269,157	306,351
FNMA Series 2004-T03 Class 2A ±±	3.33	8-25-2043	703,731	721,848
FNMA Series 2004-T1 Class 2A ±±	2.92	8-25-2043	867,702	898,111
FNMA Series 2004-W01 Class 2A2	7.00	12-25-2033	142,132	160,603
FNMA Series 2004-W01 Class 3A ±±	3.66	1-25-2043	38,953	40,674
FNMA Series 2004-W02 Class 5A	7.50	3-25-2044	51,488	57,860
FNMA Series 2004-W12 Class 2A ±±	3.40	6-25-2044	2,168,642	2,246,071
FNMA Series 2004-W15 Class 3A ±±	3.26	6-25-2044	3,169,079	3,282,589
FNMA Series 2005-25 Class PF (1 Month LIBOR +0.35%) ±	0.54	4-25-2035	720,776	724,958
FNMA Series 2005-W03 Class 3A ±±	3.19	4-25-2045	584,810	622,270
FNMA Series 2006-112 Class LF (1 Month LIBOR +0.55%) ±	0.74	11-25-2036	1,039,367	1,056,231
FNMA Series 2006-16 Class FA (1 Month LIBOR +0.30%) ±	0.49	3-25-2036	464,955	466,733
FNMA Series 2006-44 Class FY (1 Month LIBOR +0.57%) ±	0.76	6-25-2036	788,219	797,185
FNMA Series 2006-5 Class 1-A ±±	1.89	8-25-2034	2,404,197	2,594,765
FNMA Series 2006-50 Class FE (1 Month LIBOR +0.40%) ±	0.59	6-25-2036	1,429,829	1,440,468
FNMA Series 2006-W01 Class 3A ±±	2.33	10-25-2045	2,081,832	2,152,739
FNMA Series 2007-109 Class PF (1 Month LIBOR +0.65%) ±	0.84	12-25-2037	595,080	606,524
FNMA Series 2007-4 Class DF (1 Month LIBOR +0.45%) ±	0.63	2-25-2037	623,754	630,489
FNMA Series 2007-86 Class FA (1 Month LIBOR +0.45%) ±	0.64	9-25-2037	1,161,839	1,173,402
FNMA Series 2007-95 Class A2 (1 Month LIBOR +0.25%) ±	0.35	8-27-2036	123,142	121,189
FNMA Series 2008-67 Class FG (1 Month LIBOR +1.00%) ±	1.19	7-25-2038	671,565	693,553
FNMA Series 2009-106 Class FA (1 Month LIBOR +0.75%) ±	0.94	1-25-2040	927,657	948,111
FNMA Series 2009-11 Class FU (1 Month LIBOR +1.00%) ±	1.19	3-25-2049	337,950	340,883
FNMA Series 2010-1 Class FK (1 Month LIBOR +1.20%) ±	1.39	2-25-2040	2,383,755	2,485,549
FNMA Series 2010-27 Class BF (1 Month LIBOR +0.55%) ±	0.74	4-25-2040	1,864,161	1,894,405
FNMA Series 2010-27 Class FG (1 Month LIBOR +1.00%) ±	1.19	4-25-2040	2,853,872	2,914,357
FNMA Series 2010-54 Class AF (1 Month LIBOR +0.56%) ±	0.75	4-25-2037	258,163	262,354
FNMA Series 2010-54 Class FT (1 Month LIBOR +0.76%) ±	0.95	4-25-2037	3,699,653	3,788,901
FNMA Series 2011-21 Class PF (1 Month LIBOR +0.35%) ±	0.54	12-25-2041	230,456	231,800
FNMA Series 2011-71 Class FA (1 Month LIBOR +0.62%) ±	0.81	12-25-2036	1,875,013	1,909,360
FNMA Series 2012-17 Class EF (1 Month LIBOR +0.45%) ±	0.64	3-25-2041	1,573,402	1,581,231
FNMA Series 2012-47 Class FW (1 Month LIBOR +1.70%) ±	1.89	5-25-2027	128,146	131,870
FNMA Series 2013-130 Class CF (1 Month LIBOR +0.25%) ±	0.44	6-25-2043	397,806	398,912
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Adjustable Rate Government Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA Series 2013-23 Class LF (1 Month LIBOR +0.35%) ±	0.45%	3-25-2043	$ 3,505,990	$ 3,535,951
FNMA Series 2014-10 Class CF (1 Month LIBOR +0.30%) ±	0.40	3-25-2044	781,610	783,923
FNMA Series 2014-49 Class AF (1 Month LIBOR +0.32%) ±	0.42	8-25-2044	137,623	137,506
FNMA Series 2015-38 Class DF (1 Month LIBOR +0.31%) ±	0.41	6-25-2055	1,871,167	1,878,264
FNMA Series 2015-4 Class FA (1 Month LIBOR +0.35%) ±	0.45	2-25-2045	1,181,085	1,181,632
FNMA Series 2015-M14 Class FA (1 Month LIBOR +0.62%) ±	0.81	10-25-2025	3,626,621	3,646,970
FNMA Series 2016-40 Class AF (1 Month LIBOR +0.45%) ±	0.55	7-25-2046	5,428,267	5,437,363
FNMA Series 2016-58 Class FA (1 Month LIBOR +0.48%) ±	0.58	8-25-2046	511,596	509,772
FNMA Series 2016-62 Class AF (1 Month LIBOR +0.45%) ±	0.55	9-25-2046	681,223	687,279
FNMA Series 2016-64 Class KF (1 Month LIBOR +0.47%) ±	0.57	9-25-2046	1,398,626	1,410,958
FNMA Series 2016-76 Class CF (1 Month LIBOR +0.45%) ±	0.55	10-25-2046	820,772	821,527
FNMA Series 2016-82 Class FM (1 Month LIBOR +0.40%) ±	0.50	11-25-2046	1,622,999	1,625,029
FNMA Series 2016-87 Class AF (1 Month LIBOR +0.40%) ±	0.50	11-25-2046	355,600	354,486
FNMA Series 2016-M10 Class FA (1 Month LIBOR +0.62%) ±	0.81	8-25-2028	3,482,221	3,490,103
FNMA Series 2017-45 Class FA (1 Month LIBOR +0.32%) ±	0.42	6-25-2047	3,697,478	3,687,185
FNMA Series 2017-M6 Class F (1 Month LIBOR +0.48%) ±	0.67	4-25-2029	3,460,942	3,475,771
FNMA Series 2017-M9 Class F (1 Month LIBOR +0.48%) ±	0.67	5-25-2029	3,264,116	3,280,515
FNMA Series 2018-39 Class WF (1 Month LIBOR +0.30%) ±	0.40	6-25-2048	3,902,283	3,912,122
FNMA Series 2018-47 Class PC	3.50	9-25-2047	288,173	288,585
FNMA Series 2018-72 Class FB (1 Month LIBOR +0.35%) ±	0.54	10-25-2058	3,017,877	3,027,295
FNMA Series 2019-25 Class FA (1 Month LIBOR +0.45%) ±	0.64	6-25-2049	325,051	329,047
FNMA Series 2019-38 Class AF (1 Month LIBOR +0.40%) ±	0.50	7-25-2049	4,228,573	4,257,821
FNMA Series 2019-41 Class F (1 Month LIBOR +0.50%) ±	0.69	8-25-2059	2,841,914	2,870,160
FNMA Series 2019-42 Class MF (1 Month LIBOR +0.40%) ±	0.50	8-25-2059	2,297,756	2,287,081
FNMA Series 2019-5 Class FE (1 Month LIBOR +0.45%) ±	0.64	3-25-2049	460,840	466,125
FNMA Series 2020-10 Class Q	3.00	3-25-2050	3,059,087	3,089,454
FNMA Series 2020-29 Class FA (1 Month LIBOR +0.65%) ±	0.75	5-25-2050	1,347,221	1,363,677
FNMA Series 2020-36 Class FH (1 Month LIBOR +0.45%) ±	0.64	6-25-2050	3,087,015	3,125,597
FNMA Series 2020-37 Class FD (1 Month LIBOR +0.40%) ±	0.59	6-25-2050	2,928,470	2,953,843
FNMA Series 2021-85 Class EF (30 Day Average U.S. SOFR +0.18%) ±	0.23	12-25-2051	4,628,131	4,614,829
FNMA Series G93-1 Class K	6.68	1-25-2023	7,737	7,830
GNMA (1 Month LIBOR +0.62%) ±	0.71	5-20-2058	158,794	158,874
GNMA (1 Year Treasury Constant Maturity +1.40%) ±	1.61	6-20-2058	40,728	41,209
GNMA (1 Year Treasury Constant Maturity +1.50%) ±	2.00	1-20-2034	1,003,580	1,029,541
GNMA	6.45	4-20-2025	17,309	18,474
GNMA	6.45	9-20-2025	19,818	21,920
GNMA	6.50	8-20-2034	122,568	126,101
GNMA	9.00	9-20-2024	422	427
GNMA	9.00	11-20-2024	53	53
GNMA	9.00	1-20-2025	1,458	1,499
GNMA	9.00	2-20-2025	3,415	3,534
GNMA Series 2004-80 Class FA (1 Month LIBOR +0.40%) ±	0.56	10-20-2034	434,014	435,726
GNMA Series 2006-16 Class DF (1 Month LIBOR +0.11%) ±	0.27	4-20-2036	2,196,438	2,195,803
GNMA Series 2008-65 Class FG (1 Month LIBOR +0.75%) ±	0.91	8-20-2038	756,550	764,370
GNMA Series 2008-68 Class FA (1 Month LIBOR +0.95%) ±	1.11	8-20-2038	946,612	962,327
GNMA Series 2009-12 Class FA (1 Month LIBOR +0.95%) ±	1.11	3-20-2039	1,215,675	1,233,347
GNMA Series 2009-15 Class FL (1 Month LIBOR +0.95%) ±	1.11	3-20-2039	1,215,675	1,231,559
GNMA Series 2009-29 Class FL (1 Month LIBOR +0.65%) ±	0.78	5-16-2039	1,270,450	1,289,856
GNMA Series 2009-36 Class FE (1 Month LIBOR +0.80%) ±	0.96	9-20-2038	1,216,094	1,230,575
GNMA Series 2009-50 Class FW (1 Month LIBOR +1.00%) ±	1.16	7-20-2039	896,825	915,492
GNMA Series 2009-52 Class FD (1 Month LIBOR +0.95%) ±	1.08	7-16-2039	438,903	446,571
GNMA Series 2010-25 Class FH (1 Month LIBOR +0.72%) ±	0.85	2-16-2040	588,504	598,255
GNMA Series 2011-117 Class FJ (1 Month LIBOR +0.87%) ±	1.03	8-20-2041	1,146,864	1,175,605
GNMA Series 2011-H12 Class FA (1 Month LIBOR +0.49%) ±	0.59	2-20-2061	694,572	695,364
The accompanying notes are an integral part of these financial statements.

Allspring Adjustable Rate Government Fund  |  19

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
GNMA Series 2011-H17 Class FA (1 Month LIBOR +0.53%) ±	0.63%	6-20-2061	$ 484,097	$ 485,023
GNMA Series 2012-124 Class GF (1 Month LIBOR +0.25%) ±	0.41	10-20-2042	1,282,926	1,284,604
GNMA Series 2014-44 Class IA	3.50	5-20-2028	2,583,297	136,869
GNMA Series 2014-H16 Class FL (1 Month LIBOR +0.47%) ±	0.57	7-20-2064	880,074	880,432
GNMA Series 2014-H22 Class FC (1 Month LIBOR +0.48%) ±	0.58	11-20-2064	1,766,311	1,770,102
GNMA Series 2015-H23 Class TA (1 Month LIBOR +0.47%) ±	0.57	9-20-2065	1,717,806	1,721,345
GNMA Series 2016-H24 Class FD (12 Month LIBOR +0.30%) ±	0.53	11-20-2066	433,487	426,850
GNMA Series 2017-130 Class FH (1 Month LIBOR +0.30%) ±	0.46	8-20-2047	1,802,530	1,803,278
GNMA Series 2017-H11 Class FE (12 Month LIBOR +0.18%) ±	0.46	5-20-2067	3,341,825	3,293,159
GNMA Series 2017-H11 Class FP (1 Month LIBOR +0.22%) ±	0.32	4-20-2067	69,925	69,802
GNMA Series 2018-120 Class FL (1 Month LIBOR +0.30%) ±	0.46	9-20-2048	397,013	396,762
GNMA Series 2018-49 Class FM (1 Month LIBOR +0.25%) ±	0.41	4-20-2048	1,564,311	1,566,078
GNMA Series 2018-H07 Class FD (1 Month LIBOR +0.30%) ±	0.40	5-20-2068	487,426	485,828
GNMA Series 2018-H13 Class FC (1 Month LIBOR +0.30%) ±	0.40	7-20-2068	356,261	354,878
GNMA Series 2019-129 Class WF (1 Month LIBOR +0.40%) ±	0.51	2-20-2046	1,694,384	1,703,907
GNMA Series 2019-42 Class F (1 Month LIBOR +0.45%) ±	0.56	3-20-2046	1,686,342	1,696,445
GNMA Series 2019-H06 Class FD (1 Month LIBOR +0.72%) ±	0.82	1-20-2069	765,552	776,349
GNMA Series 2019-H09 Class FE (1 Month LIBOR +0.50%) ±	0.60	4-20-2069	1,129,544	1,131,675
GNMA Series 2019-H10 Class FB (1 Month LIBOR +0.60%) ±	0.70	6-20-2069	3,354,680	3,383,279
GNMA Series 2019-H15 Class FE (1 Month LIBOR +0.63%) ±	0.73	9-20-2069	2,466,749	2,492,294
GNMA Series 2020-H12 Class F (1 Month LIBOR +0.50%) ±	0.66	7-20-2070	970,894	974,804
GNMA Series 2020-H19 Class FB (1 Month LIBOR +0.45%) ±	0.61	11-20-2070	3,006,163	3,010,116
GNMA Series 2021-H01 Class FC (1 Month LIBOR +0.40%) ±	0.56	11-20-2070	1,836,031	1,833,328
GNMA Series 2021-H14 Class FA (30 Day Average U.S. SOFR +0.30%) ±	0.35	4-20-2070	4,392,877	4,357,330
Total Agency securities (Cost $424,210,290)				424,466,140
Asset-backed securities: 11.11%
Brazos Education Funding Series 2015-1 Class A (1 Month LIBOR +1.00%) 144A±	1.11	10-25-2056	2,317,595	2,322,812
ECMC Group Student Loan Trust Series 2018-1A Class A (1 Month LIBOR +0.75%) 144A±	0.94	2-27-2068	2,430,810	2,421,215
ECMC Group Student Loan Trust Series 2018-2A Class A (1 Month LIBOR +0.80%) 144A±	0.99	9-25-2068	4,148,673	4,127,671
ECMC Group Student Loan Trust Series 2019-1A Class A1B (1 Month LIBOR +1.00%) 144A±	1.19	7-25-2069	2,765,123	2,778,298
ECMC Group Student Loan Trust Series 2020-2A Class A (1 Month LIBOR +1.15%) 144A±	1.34	11-25-2069	3,449,921	3,475,771
ECMC Group Student Loan Trust Series 2020-3A Class A1B (1 Month LIBOR +1.00%) 144A±	1.19	1-27-2070	2,993,383	3,021,070
EFS Volunteer LLC Series 2010-1 Class A2 (3 Month LIBOR +0.85%) 144A±	1.11	10-25-2035	717,576	716,228
Finance of America HECM Buyout 2020 Series HB2 Class A7 144A±±	1.71	7-25-2030	1,374,564	1,358,253
Navient Student Loan Trust Series 2017-3A Class A2 (1 Month LIBOR +0.60%) 144A±	0.79	7-26-2066	1,721,799	1,721,799
Navient Student Loan Trust Series 2018-2A Class A2 (1 Month LIBOR +0.38%) 144A±	0.57	3-25-2067	1,399,575	1,396,736
Navient Student Loan Trust Series 2018-2A Class A3 (1 Month LIBOR +0.75%) 144A±	0.94	3-25-2067	5,280,000	5,206,227
Navient Student Loan Trust Series 2018-3A Class A2 (1 Month LIBOR +0.42%) 144A±	0.61	3-25-2067	1,611,712	1,608,698
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Adjustable Rate Government Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
Navient Student Loan Trust Series 2018-4A Class A2 144A (1 Month LIBOR +0.68%) 144A±	0.87%	6-27-2067	$ 4,343,594	$ 4,271,313
Navient Student Loan Trust Series 2019-2A Class A2 (1 Month LIBOR +1.00%) 144A±	1.19	2-27-2068	7,636,613	7,737,745
Navient Student Loan Trust Series 2020-2A Class A1B (1 Month LIBOR +0.90%) 144A±	1.09	8-26-2069	1,291,941	1,297,597
Navient Student Loan Trust Series 2020-GA Class A 144A	1.17	9-16-2069	1,467,921	1,448,913
Navient Student Loan Trust Series 2021-1A Class A1B 144A (1 Month LIBOR +0.60%) 144A±	0.79	12-26-2069	1,018,543	1,009,505
Nelnet Student Loan Trust Series 2007-1 Class A3 (3 Month LIBOR +0.07%) ±	0.25	5-27-2025	8,390	8,379
Nelnet Student Loan Trust Series 2019-2A Class A (1 Month LIBOR +0.90%) 144A±	1.09	6-27-2067	3,639,653	3,656,326
Nelnet Student Loan Trust Series 2019-4A Class A (1 Month LIBOR +0.87%) 144A±	1.06	9-26-2067	788,118	789,257
Nelnet Student Loan Trust Series 2019-7A Class A1 (1 Month LIBOR +0.50%) 144A±	0.69	1-25-2068	899,237	897,082
New Hampshire Higher Education Loan Corporation Series 2020-1 Class A1B (1 Month LIBOR +1.20%) ±	1.39	9-25-2060	2,964,543	3,032,117
SLM Student Loan Trust Series 2003-10A Class A4 (3 Month LIBOR +0.67%) 144A±	0.87	12-17-2068	4,000,000	3,974,224
SLM Student Loan Trust Series 2004-10 Class A7B (3 Month LIBOR +0.60%) 144A±	0.86	10-25-2029	405,214	405,085
SLM Student Loan Trust Series 2005-4 Class A3 (3 Month LIBOR +0.12%) ±	0.38	1-25-2027	500,873	498,342
South Carolina Student Loan Series 2008-1 Class A4 (3 Month LIBOR +1.00%) ±	1.52	9-3-2024	194,132	194,296
Total Asset-backed securities (Cost $59,530,899)				59,374,959
Non-agency mortgage-backed securities: 4.85%
Angel Oak Mortgage Trust I LLC Series 2020-R1 Class A1 144A±±	0.99	4-25-2053	1,123,692	1,114,484
Cascade Funding Mortgage Trust Series 2020-HB4 Class A 144A±±	0.95	12-26-2030	1,463,347	1,456,316
Credit Suisse Mortgage Trust Series 2022-NQM1 Class A1 144A±±	2.27	11-25-2066	2,970,263	2,925,440
FRESB Mortgage Trust Series 2022-SB94 Class A5H ±±	1.72	11-25-2041	5,996,530	5,936,311
Goldman Sachs Mortgage-Backed Securities Trust Series 2020-PJ4 Class A2 144A±±	3.00	1-25-2051	753,444	750,792
Imperial Fund Mortgage Trust Series 2021-NQM2 Class A2 144A±±	1.36	9-25-2056	795,794	750,350
Imperial Fund Mortgage Trust Series 2022-NQM1 Class A1 144A±±	2.49	2-25-2067	2,692,643	2,679,164
JPMorgan Mortgage Trust Series 2016-5 Class A1 144A±±	2.35	12-25-2046	999,910	968,391
Mello Warehouse Securitization Trust Series 2020-2 Class A (1 Month LIBOR +0.80%) 144A±	0.99	11-25-2053	1,885,000	1,873,079
MFRA Trust Series 2020-NQM3 Class A1 144A±±	1.01	1-26-2065	495,864	489,572
New Residential Mortgage Loan Trust Series 2018-4A Class A1M (1 Month LIBOR +0.90%) 144A±	1.09	1-25-2048	1,414,021	1,413,048
New Residential Mortgage Loan Trust Series 2020-RPL1 Class A1 144A±±	2.75	11-25-2059	251,635	252,994
Onslow Bay Financial LLC Series 2022-NQM1 Class A1 144A±±	2.31	11-25-2061	3,350,047	3,312,253
The accompanying notes are an integral part of these financial statements.

Allspring Adjustable Rate Government Fund  |  21

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
Starwood Mortgage Residential Trust Series 2021-2 Class A1 144A±±	0.94%	5-25-2065	$ 1,248,853	$ 1,231,851
Towd Point Mortgage Trust Series 2017-5 Class A1 (1 Month LIBOR +0.60%) 144A±	0.79	2-25-2057	781,775	780,660
Total Non-agency mortgage-backed securities (Cost $26,298,669)				25,934,705

	Yield	Shares
Short-term investments: 5.22%
Investment companies: 3.35%
Allspring Government Money Market Fund Select Class ♠∞	0.03	17,929,505	17,929,505

		Interest rate		Principal
U.S. Treasury securities: 1.87%
U.S. Treasury Bill ☼		0.03	3-24-2022	$10,000,000	9,999,563
Total Short-term investments (Cost $27,929,297)					27,929,068
Total investments in securities (Cost $537,969,155)	100.55%				537,704,872
Other assets and liabilities, net	(0.55)				(2,916,140)
Total net assets	100.00%				$534,788,732

±	Variable rate investment. The rate shown is the rate in effect at period end.
±±	The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.
♀	Investment in an interest-only security that entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
☼	Zero coupon security. The rate represents the current yield to maturity.

Abbreviations:
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Adjustable Rate Government Fund

Portfolio of investments—February 28, 2022 (unaudited)

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$42,764,138	$290,943,581	$(315,778,214)	$0	$0	$17,929,505	17,929,505	$3,884
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Short
10-Year U.S. Treasury Notes	(53)	6-21-2022	$ (6,688,585)	$ (6,754,188)	$0	$ (65,603)
2-Year U.S. Treasury Notes	(345)	6-30-2022	(74,047,959)	(74,253,164)	0	(205,205)
5-Year U.S. Treasury Notes	(170)	6-30-2022	(19,967,982)	(20,107,812)	0	(139,830)
					$0	$(410,638)
The accompanying notes are an integral part of these financial statements.

Allspring Adjustable Rate Government Fund  |  23

Statement of assets and liabilities—February 28, 2022 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $520,039,650)	$ 519,775,367
Investments in affiliated securities, at value (cost $17,929,505)	17,929,505
Cash	136,773
Cash at broker segregated for futures contracts	590,000
Principal paydown receivable	1,750,937
Receivable for Fund shares sold	1,519,536
Receivable for interest	613,196
Prepaid expenses and other assets	69,296
Total assets	542,384,610
Liabilities
Payable for Fund shares redeemed	6,900,275
Payable for daily variation margin on open futures contracts	415,219
Management fee payable	131,046
Administration fees payable	39,685
Dividends payable	23,030
Distribution fee payable	1,670
Trustees’ fees and expenses payable	180
Accrued expenses and other liabilities	84,773
Total liabilities	7,595,878
Total net assets	$534,788,732
Net assets consist of
Paid-in capital	$ 531,296,211
Total distributable earnings	3,492,521
Total net assets	$534,788,732
Computation of net asset value and offering price per share
Net assets – Class A	$ 91,892,869
Shares outstanding – Class A1	10,295,889
Net asset value per share – Class A	$8.93
Maximum offering price per share – Class A2	$9.11
Net assets – Class C	$ 2,875,912
Shares outstanding – Class C1	322,776
Net asset value per share – Class C	$8.91
Net assets – Administrator Class	$ 10,704,758
Shares outstanding – Administrator Class[1]	1,198,735
Net asset value per share – Administrator Class	$8.93
Net assets – Institutional Class	$ 429,315,193
Shares outstanding – Institutional Class[1]	48,105,468
Net asset value per share – Institutional Class	$8.92
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $100,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Adjustable Rate Government Fund

Statement of operations—six months ended February 28, 2022 (unaudited)

Investment income
Interest	$ 2,239,223
Income from affiliated securities	3,884
Total investment income	2,243,107
Expenses
Management fee	904,653
Administration fees
Class A	75,038
Class C	2,492
Administrator Class	4,285
Institutional Class	164,585
Shareholder servicing fees
Class A	116,994
Class C	3,893
Administrator Class	10,704
Distribution fee
Class C	11,679
Custody and accounting fees	18,623
Professional fees	46,751
Registration fees	29,970
Shareholder report expenses	21,723
Trustees’ fees and expenses	9,592
Other fees and expenses	24,028
Total expenses	1,445,010
Less: Fee waivers and/or expense reimbursements
Fund-level	(34,937)
Class A	(45,657)
Class C	(20,707)
Administrator Class	(11,128)
Net expenses	1,332,581
Net investment income	910,526
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(50,427)
Futures contracts	3,107,690
Net realized gains on investments	3,057,263
Net change in unrealized gains (losses) on
Unaffiliated securities	(3,811,428)
Futures contracts	(333,329)
Net change in unrealized gains (losses) on investments	(4,144,757)
Net realized and unrealized gains (losses) on investments	(1,087,494)
Net decrease in net assets resulting from operations	$ (176,968)
The accompanying notes are an integral part of these financial statements.

Allspring Adjustable Rate Government Fund  |  25

Statement of changes in net assets

	Six months ended February 28, 2022 (unaudited)		Year ended August 31, 2021
Operations
Net investment income		$ 910,526		$ 3,082,137
Net realized gains on investments		3,057,263		2,755,083
Net change in unrealized gains (losses) on investments		(4,144,757)		(614,193)
Net increase (decrease) in net assets resulting from operations		(176,968)		5,223,027
Distributions to shareholders from
Net investment income and net realized gains
Class A		(251,479)		(566,177)
Class C		(5,922)		(1,311)
Administrator Class		(28,717)		(49,812)
Institutional Class		(1,621,154)		(2,722,077)
Total distributions to shareholders		(1,907,272)		(3,339,377)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	339,783	3,041,910	1,717,622	15,375,208
Class C	14,875	133,043	198,409	1,770,746
Administrator Class	679,498	6,077,263	412,523	3,701,212
Institutional Class	26,289,142	235,228,473	40,953,608	366,875,929
		244,480,689		387,723,095
Reinvestment of distributions
Class A	23,802	212,865	53,731	481,201
Class C	651	5,816	141	1,262
Administrator Class	3,178	28,438	5,497	49,250
Institutional Class	155,086	1,386,895	264,936	2,373,163
		1,634,014		2,904,876
Payment for shares redeemed
Class A	(921,215)	(8,248,810)	(3,420,031)	(30,618,407)
Class C	(62,019)	(554,607)	(357,221)	(3,193,038)
Administrator Class	(409,614)	(3,663,410)	(397,467)	(3,564,439)
Institutional Class	(27,897,661)	(249,801,826)	(23,947,576)	(214,470,110)
		(262,268,653)		(251,845,994)
Net increase (decrease) in net assets resulting from capital share transactions		(16,153,950)		138,781,977
Total increase (decrease) in net assets		(18,238,190)		140,665,627
Net assets
Beginning of period		553,026,922		412,361,295
End of period		$ 534,788,732		$ 553,026,922
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Adjustable Rate Government Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
Class A	Six months ended February 28, 2022 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.96	$8.92	$8.98	$8.93	$8.96	$9.01
Net investment income	0.01 [1]	0.04	0.17	0.18 [1]	0.10	0.06
Net realized and unrealized gains (losses) on investments	(0.01)	0.05	(0.06)	0.05	(0.01)	(0.04)
Total from investment operations	0.00	0.09	0.11	0.23	0.09	0.02
Distributions to shareholders from
Net investment income	(0.01)	(0.05)	(0.17)	(0.18)	(0.12)	(0.07)
Net realized gains	(0.02)	0.00	(0.00) [2]	0.00	0.00	0.00
Total distributions to shareholders	(0.03)	(0.05)	(0.17)	(0.18)	(0.12)	(0.07)
Net asset value, end of period	$8.93	$8.96	$8.92	$8.98	$8.93	$8.96
Total return[3]	(0.07)%	0.99%	1.25%	2.64%	0.98%	0.23%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.82%	0.88%	0.88%	0.83%	0.80%
Net expenses	0.74%	0.74%	0.74%	0.74%	0.74%	0.74%
Net investment income	0.12%	0.49%	1.92%	2.04%	1.28%	0.72%
Supplemental data
Portfolio turnover rate	27%	53%	9%	5%	3%	2%
Net assets, end of period (000s omitted)	$91,893	$97,274	$111,538	$118,675	$103,963	$153,953

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Adjustable Rate Government Fund  |  27

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
Class C	Six months ended February 28, 2022 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.95	$8.91	$8.97	$8.93	$8.96	$9.01
Net investment income (loss)	(0.00) [1,2]	(0.00) [1,2]	0.10 [1]	0.10 [1]	0.05 [1]	(0.00) [1,2]
Net realized and unrealized gains (losses) on investments	(0.02)	0.04	(0.06)	0.06	(0.03)	(0.05)
Total from investment operations	(0.02)	0.04	0.04	0.16	0.02	(0.05)
Distributions to shareholders from
Net investment income	(0.00) [3]	(0.00) [3]	(0.10)	(0.12)	(0.05)	(0.00) [3]
Net realized gains	(0.02)	0.00	(0.00) [3]	0.00	0.00	0.00
Total distributions to shareholders	(0.02)	(0.00) [3]	(0.10)	(0.12)	(0.05)	(0.00) [3]
Net asset value, end of period	$8.91	$8.95	$8.91	$8.97	$8.93	$8.96
Total return[4]	(0.25)%	0.48%	0.50%	1.76%	0.23%	(0.52)%
Ratios to average net assets (annualized)
Gross expenses	1.57%	1.57%	1.63%	1.62%	1.55%	1.55%
Net expenses	0.88% *	1.27% *	1.49%	1.49%	1.49%	1.49%
Net investment income (loss)	(0.02)%	(0.02)%	1.17%	1.13%	0.54%	(0.04)%
Supplemental data
Portfolio turnover rate	27%	53%	9%	5%	3%	2%
Net assets, end of period (000s omitted)	$2,876	$3,304	$4,702	$6,594	$45,693	$60,766

*	Ratio includes class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would be increased by the following amounts:

Six months ended February 28, 2022 (unaudited)	0.61%
Year ended August 31, 2021	0.22%

[1]	Calculated based upon average shares outstanding
[2]	Amount is more than $(0.005)
[3]	Amount is less than $0.005.
[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

28  |  Allspring Adjustable Rate Government Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
Administrator Class	Six months ended February 28, 2022 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.97	$8.92	$8.98	$8.93	$8.96	$9.01
Net investment income	0.01 [1]	0.06 [1]	0.18 [1]	0.19 [1]	0.13 [1]	0.07 [1]
Net realized and unrealized gains (losses) on investments	(0.02)	0.05	(0.06)	0.06	(0.03)	(0.04)
Total from investment operations	(0.01)	0.11	0.12	0.25	0.10	0.03
Distributions to shareholders from
Net investment income	(0.01)	(0.06)	(0.18)	(0.20)	(0.13)	(0.08)
Net realized gains	(0.02)	0.00	(0.00) [2]	0.00	0.00	0.00
Total distributions to shareholders	(0.03)	(0.06)	(0.18)	(0.20)	(0.13)	(0.08)
Net asset value, end of period	$8.93	$8.97	$8.92	$8.98	$8.93	$8.96
Total return[3]	(0.11)%	1.24%	1.40%	2.78%	1.12%	0.37%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.76%	0.81%	0.81%	0.77%	0.74%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	0.27%	0.64%	1.98%	2.12%	1.42%	0.82%
Supplemental data
Portfolio turnover rate	27%	53%	9%	5%	3%	2%
Net assets, end of period (000s omitted)	$10,705	$8,299	$8,076	$5,337	$9,140	$18,805

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Adjustable Rate Government Fund  |  29

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
Institutional Class	Six months ended February 28, 2022 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.96	$8.92	$8.98	$8.93	$8.96	$9.01
Net investment income	0.02	0.07 [1]	0.19 [1]	0.22	0.16	0.09
Net realized and unrealized gains (losses) on investments	(0.02)	0.04	(0.06)	0.04	(0.05)	(0.04)
Total from investment operations	0.00	0.11	0.13	0.26	0.11	0.05
Distributions to shareholders from
Net investment income	(0.02)	(0.07)	(0.19)	(0.21)	(0.14)	(0.10)
Net realized gains	(0.02)	0.00	(0.00) [2]	0.00	0.00	0.00
Total distributions to shareholders	(0.04)	(0.07)	(0.19)	(0.21)	(0.14)	(0.10)
Net asset value, end of period	$8.92	$8.96	$8.92	$8.98	$8.93	$8.96
Total return[3]	(0.04)%	1.27%	1.54%	2.93%	1.26%	0.51%
Ratios to average net assets (annualized)
Gross expenses	0.49%	0.49%	0.54%	0.54%	0.50%	0.47%
Net expenses	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%
Net investment income	0.41%	0.74%	2.12%	2.27%	1.55%	0.98%
Supplemental data
Portfolio turnover rate	27%	53%	9%	5%	3%	2%
Net assets, end of period (000s omitted)	$429,315	$444,150	$288,045	$158,147	$235,078	$397,529

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

30  |  Allspring Adjustable Rate Government Fund

Notes to financial statements (unaudited)
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Adjustable Rate Government Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a

Allspring Adjustable Rate Government Fund  |  31

Notes to financial statements (unaudited)
regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Mortgage dollar roll transactions
The Fund may engage in mortgage dollar roll transactions through TBA mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for TBA dollar roll transactions as purchases and sales which, as a result, may increase its portfolio turnover rate.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of February 28, 2022, the aggregate cost of all investments for federal income tax purposes was $537,913,345 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 2,507,249
Gross unrealized losses	(3,126,360)
Net unrealized losses	$ (619,111)

32  |  Allspring Adjustable Rate Government Fund

Notes to financial statements (unaudited)
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of February 28, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$ 0	$ 424,466,140	$0	$ 424,466,140
Asset-backed securities	0	59,374,959	0	59,374,959
Non-agency mortgage-backed securities	0	25,934,705	0	25,934,705
Short-term investments
Investment companies	17,929,505	0	0	17,929,505
U.S. Treasury securities	9,999,563	0	0	9,999,563
Total assets	$27,929,068	$509,775,804	$0	$537,704,872
Liabilities
Futures contracts	$ 410,638	$ 0	$0	$ 410,638
Total liabilities	$ 410,638	$ 0	$0	$ 410,638
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended February 28, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection

Allspring Adjustable Rate Government Fund  |  33

Notes to financial statements (unaudited)
with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.350%
Next $4 billion	0.325
Next $3 billion	0.290
Next $2 billion	0.265
Over $10 billion	0.255
For the six months ended February 28, 2022, the management fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through December 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. In addition to the contractual waivers and/or reimbursements, Allspring Funds Management also voluntarily waived certain class-level expenses during the six months ended February 28, 2022 . These voluntary class-level waivers may be discontinued at any time. As of February 28, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	0.74%
Class C	1.49
Administrator Class	0.60
Institutional Class	0.46

34  |  Allspring Adjustable Rate Government Fund

Notes to financial statements (unaudited)
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. Allspring Funds Distributor did not receive any front-end or contingent deferred sales charges from Class A or Class C shares for the six months ended February 28, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2022 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$154,471,614	$55,271,243	$103,873,067	$26,762,573
6. DERIVATIVE TRANSACTIONS
During the six months ended February 28, 2022, the Fund entered into futures contracts for duration and yield curve management. The Fund had an average notional amount of $122,744,092 in short futures contracts during the six months ended February 28, 2022.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the six months ended February 28, 2022, there were no borrowings by the Fund under the agreement.
8. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification

Allspring Adjustable Rate Government Fund  |  35

Notes to financial statements (unaudited)
clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

36  |  Allspring Adjustable Rate Government Fund

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Adjustable Rate Government Fund  |  37

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 138 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

38  |  Allspring Adjustable Rate Government Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Adjustable Rate Government Fund  |  39

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

40  |  Allspring Adjustable Rate Government Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0322-00352 04-22
SA215/SAR215 02-22

Semi-Annual Report
February 28, 2022
Allspring
Conservative Income Fund

The views expressed and any forward-looking statements are as of February 28, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Conservative Income Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for Allspring Conservative Income Fund for the six-month period that ended February 28, 2022. Global stocks and bonds declined during a challenging period. Despite progress on a global economic recovery from COVID-19, a spike in inflation, concerns regarding anticipated tightening of central bank monetary policy, and turmoil caused by the Russian invasion of Ukraine all led to a retreat from financial market gains made earlier in 2021.
For the six-month period, U.S. stocks, based on the S&P 500 Index,1 returned -2.62%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -6.95%, while the MSCI EM Index (Net) (USD),3 trailed its developed market counterparts with a return of -9.81%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index,4 returned -4.07%, the Bloomberg Global Aggregate ex-USD Index (unhedged),5 returned -6.54%, the Bloomberg Municipal Bond Index6 returned -3.09%, and the ICE BofA U.S. High Yield Index,7 lost 2.96%.
Inflationary concerns caused markets to retreat.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions and worries over rising energy and food prices. Meanwhile, the U.S. Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
October’s key themes continued to be elevated inflation pressures and a supply bottleneck, but strong earnings provided a bright spot. U.S. earnings releases were generally strong and consumer confidence was high. The Fed reaffirmed its plans to stop its quantitative easing by mid-2022. Notably, it still considered elevated inflation figures to be transitory despite rising concerns. Similar to the U.S., the eurozone and many Asian countries saw positive earnings while facing inflation pressures caused by supply bottlenecks and energy price increases amid natural gas shortages. Globally, government bond yields rose as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
“Global markets suffered their broadest retreat in a year during September, with the exception of commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Conservative Income Fund

Letter to shareholders (unaudited)
In November, as COVID-19 hospitalizations rose, most major asset classes, domestic and international, declined with two exceptions: U.S. investment-grade bonds and Treasury Inflation-Protected Securities. In the U.S., President Biden signed a long-awaited $550 billion infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain could make that less likely to occur. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, to try to reduce the spread. In the U.S., data indicated that the overall domestic economy remains stable with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds produced monthly positive returns while Treasuries declined. Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, up from previous projections of just one hike.
In January, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. Comments from the Fed suggested a hike in interest rates in March was likely. Meanwhile, Russia, one of the world’s largest oil and gas producers, threatened a potential invasion of Ukraine. Such an invasion could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down for the month, along with global bonds overall. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to uncertainty regarding likely central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and robust growth accompanying higher prices.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
“ The Russian invasion of Ukraine dominated the financial world in February. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Conservative Income Fund  |  3

Letter to shareholders (unaudited)
Information on transaction closing.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P. announced the beginning of Allspring Global Investments™ with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management LLC; Galliard Capital Management LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, a privately held asset management firm with $575 billion in AUM1 as of December 31, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family were rebranded as Allspring Funds. Each individual fund had “Wells Fargo” removed from its fund name and replaced with “Allspring.” The fund name changes went into effect on December 6, 2021.
Allspring Global Investments™ is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Portfolio Impacts” for further information.

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of December 31, 2021, assets under management (AUM) includes $91.6 billion from Galliard Capital Management, LLC, an investment advisor that is not part of the Allspring trade name/GIPS firm.

4  |  Allspring Conservative Income Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Investment objective	The Fund seeks current income consistent with capital preservation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Andrew M. Greenberg, CFA®‡, Anthony J. Melville, CFA®‡, Jeffrey L. Weaver, CFA®‡

Average annual total returns (%) as of February 28, 2022
					Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	Gross	Net [2]
Class A2 (WCIAX)[3]	5-29-2020	-0.59	1.20	0.86	0.60	0.40
Institutional Class (WCIIX)	5-31-2013	-0.33	1.45	1.09	0.37	0.25
Bloomberg 6-9 Month Treasury Bill Index[4]	–	-0.14	1.21	0.80 *	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund's website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Class A2 and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
*	Based on the inception date of the oldest Fund class.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through December 31, 2023 for Class A2 and December 31, 2022 for Institutional Class to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.40% for Class A2, and 0.25% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund's returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class A2 shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Class A2 shares.
[4]	The Bloomberg 6-9 Month Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury bills that have a remaining maturity of less than nine months and more than six, are rated investment-grade, and have $250 million or more of outstanding face value. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk, mortgage- and asset-backed securities risk, and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Conservative Income Fund

Performance highlights (unaudited)
Ten largest holdings (%) as of February 28, 2022[1]
Nissan Auto Lease Trust Series 2020-B Class A3, 0.43%, 10-16-2023	2.00
HPEFS Equipment Trust Series 2021-1A Class C, 0.75%, 3-20-2031	1.80
Chevron Corporation, 1.28%, 5-11-2023	1.31
Southern California Edison's First Mortgage, 0.69%, 4-3-2023	1.21
Daimler Finance North America LLC, 3.70%, 5-4-2023	1.17
New York State Urban Development Corporation, 1.91%, 3-15-2023	1.16
Exxon Mobil Corporation, 1.57%, 4-15-2023	1.15
JPMorgan Chase & Company, 0.63%, 3-16-2024	1.15
BP Capital Markets America Incorporated, 0.86%, 9-19-2022	1.15
National Rural Utilities Cooperative Finance, 2.40%, 4-25-2022	1.14
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Portfolio composition as of February 28, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

Allspring Conservative Income Fund  |  7

Fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs including management fees, shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from September 1, 2021 to February 28, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning account value 9-1-2021	Ending account value 2-28-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A2
Actual	$1,000.00	$ 994.48	$2.37	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.41	$2.41	0.48%
Institutional Class
Actual	$1,000.00	$ 995.83	$1.24	0.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.55	$1.25	0.25%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

8  |  Allspring Conservative Income Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency securities: 1.38%
FNMA	3.00%	1-1-2028	$2,085,840	$ 2,139,567
GNMA ±±	4.56	8-20-2070	2,503,093	2,658,134
Total Agency securities (Cost $4,869,843)				4,797,701
Asset-backed securities: 21.71%
AmeriCredit Automobile Receivables Trust Series 2020-1 Class A3	1.11	8-19-2024	1,614,096	1,615,577
CarMax Auto Owner Trust Series 2018-1 Class B	2.83	9-15-2023	1,500,000	1,501,438
CarMax Auto Owner Trust Series 2020-4 Class A2	0.31	1-16-2024	244,603	244,438
CarMax Auto Owner Trust Series 2021-4 Class A2A	0.24	11-15-2024	1,261,344	1,255,296
Carvana Auto Receivables Trust 2021-P3 Class A	0.38	1-10-2025	3,095,576	3,069,610
CCG Receivables Trust Series 2020-1 Class A2 144A	0.54	12-14-2027	1,265,775	1,258,462
Chesapeake Funding II LLC Series 2020-1A Class A1 144A	0.87	8-15-2032	1,078,219	1,071,182
CNH Equipment Trust Series 2021-C Class A2	0.33	1-15-2025	3,000,000	2,971,410
Dell Equipment Finance Trust Series 2021-2 Class A2 144A	0.33	12-22-2026	2,880,000	2,847,056
DLL Securitization Trust Series 2019-MA2 Class A3 144A	2.34	9-20-2023	442,951	444,017
DLLAD LLC Series 2021-1 144A	0.35	9-20-2024	787,460	779,322
DLLMT Series 2021-1A Class A2 144A	0.60	3-20-2024	2,070,000	2,056,102
Donlen Fleet Lease Funding Series 2021-2 Class A1 (1 Month LIBOR +0.33%) 144A±	0.46	12-11-2034	2,080,614	2,076,560
Enterprise Fleet Financing LLC Series 2020-1 Class A2 144A	1.78	12-22-2025	1,162,456	1,165,915
Ford Credit Auto Lease Trust 2021-B Class A2	0.24	4-15-2024	2,655,721	2,642,467
Ford Credit Auto Owner Trust Series 2019-B Class A3	2.23	10-15-2023	434,843	436,346
Foursight Capital Automobile Receivables Trust Series 2021-1 Class A2 144A	0.40	8-15-2024	799,804	799,166
Foursight Capital Automobile Receivables Trust Series 2022-1 Class A2 144A	1.15	9-15-2025	735,000	731,609
GM Financial Auto Lease Trust Series 2021-3 Class A3	0.39	10-21-2024	2,000,000	1,963,388
Great America Leasing Receivables Funding LLC Series 2021-1 Class A2 144A	0.27	6-15-2023	2,034,399	2,029,127
HPEFS Equipment Trust Series 2020-1A Class A3 144A	1.76	2-20-2030	514,368	515,182
HPEFS Equipment Trust Series 2021-1A Class C 144A	0.75	3-20-2031	6,400,000	6,272,906
Hyundai Auto Lease Securitization Trust Series 2021-A Class A3 144A	0.33	1-16-2024	3,500,000	3,480,310
Hyundai Auto Lease Securitization Trust Series 2021-A Class B 144A	0.61	10-15-2025	1,800,000	1,773,836
John Deere Owner Trust Series 2021- A Class A2	0.20	12-15-2023	661,799	660,215
Mercedes-Benz Auto Receivables Trust Series 2019-1 Class 3	1.94	3-15-2024	1,970,514	1,977,478
MMAF Equipment Finance LLC Series 2020-B Class A2 144A	0.38	8-14-2023	651,859	648,826
Nissan Auto Lease Trust Series 2020-B Class A3	0.43	10-16-2023	7,000,000	6,983,303
Oscar US Funding Trust Series 2021-1A Class A2 144A	0.40	3-11-2024	673,532	671,094
Oscar US Funding Trust Series 2021-2A Class A2 144A	0.39	8-12-2024	1,427,978	1,418,727
Santander Retail Auto Lease Trust Series 2019-B Class B 144A	2.58	8-21-2023	3,000,000	3,009,884
Santander Retail Auto Lease Trust Series 2020-B Class A2 144A	0.42	11-20-2023	617,508	616,258
Santander Retail Auto Lease Trust Series 2021-C Class A2 144A	0.29	4-22-2024	1,775,058	1,767,322
SoFi Consumer Loan Program Trust Series 2020-1 Class A 144A	2.02	1-25-2029	208,518	208,966
SoFi Consumer Loan Program Trust Series 2021-1 Class A 144A	0.49	9-25-2030	1,847,425	1,828,384
Tesla Auto Lease Trust Series 2020-A Class A2 144A	0.55	5-22-2023	245,745	245,690
Tesla Auto Lease Trust Series 2021-A Class A2 144A	0.36	3-20-2025	767,284	761,382
Tesla Auto Lease Trust Series 2021-A Class B 144A	1.02	3-20-2025	1,600,000	1,568,920
The accompanying notes are an integral part of these financial statements.

Allspring Conservative Income Fund  |  9

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
Tesla Auto Lease Trust Series 2021-A Class C 144A	1.18%	3-20-2025	$4,000,000	$ 3,923,445
Venture CDO Limited Series 16-25A Class AR (3 Month LIBOR +1.02%) 144A±	1.27	4-20-2029	3,183,118	3,177,776
Volvo Financial Equipment LLC Series 2020-1A Class A2 144A	0.37	4-17-2023	379,119	378,995
Wheels SPV LLC Series 2020-1A Class A2 144A	0.51	8-20-2029	652,310	647,902
World Omni Auto Lease Trust Series 2018-A Class B	2.89	4-15-2025	1,600,000	1,601,666
World Omni Auto Lease Trust Series 2020-B Class A2	0.32	9-15-2023	637,757	637,331
Total Asset-backed securities (Cost $76,273,075)				75,734,286
Corporate bonds and notes: 45.11%
Consumer discretionary: 0.60%
Hotels, restaurants & leisure: 0.33%
McDonald's Corporation	3.35	4-1-2023	1,120,000	1,141,933
Textiles, apparel & luxury goods: 0.27%
Ralph Lauren Corporation	1.70	6-15-2022	940,000	941,728
Consumer staples: 1.28%
Food products: 0.41%
Hershey Company	3.38	5-15-2023	1,400,000	1,430,292
Tobacco: 0.87%
Philip Morris International Incorporated	2.63	3-6-2023	3,000,000	3,032,574
Energy: 5.05%
Oil, gas & consumable fuels: 5.05%
Baker Hughes LLC	1.23	12-15-2023	1,025,000	1,014,640
Boardwalk Pipelines LP	3.38	2-1-2023	3,000,000	3,022,499
BP Capital Markets America Incorporated (3 Month LIBOR +0.65%) ±	0.86	9-19-2022	4,000,000	4,005,934
Chevron Corporation (3 Month LIBOR +0.90%) «±	1.28	5-11-2023	4,525,000	4,568,725
Chevron Corporation	2.36	12-5-2022	1,000,000	1,006,810
Exxon Mobil Corporation	1.57	4-15-2023	4,000,000	4,008,125
				17,626,733
Financials: 22.14%
Banks: 4.20%
Bank of America Corporation (3 Month LIBOR +1.02%) ±	2.88	4-24-2023	2,000,000	2,003,868
Bank of America Corporation (3 Month LIBOR +0.79%) ±	3.00	12-20-2023	1,000,000	1,008,887
Bank of America Corporation	3.30	1-11-2023	2,000,000	2,033,611
JPMorgan Chase & Company (U.S. SOFR +0.58%) ±	0.63	3-16-2024	4,000,000	4,006,247
JPMorgan Chase & Company	3.20	1-25-2023	1,300,000	1,321,705
PNC Financial Services Group Incorporated	2.95	1-30-2023	1,000,000	1,013,679
PNC Financial Services Group Incorporated	3.50	1-23-2024	1,485,000	1,528,635
Truist Bank	2.80	5-17-2022	1,730,000	1,734,440
				14,651,072
Capital markets: 4.53%
Bank of New York Mellon Corporation	2.95	1-29-2023	1,470,000	1,488,705
Bank of New York Mellon Corporation	3.50	4-28-2023	2,000,000	2,044,697
Charles Schwab Corporation (U.S. SOFR +0.50%) ±	0.55	3-18-2024	1,000,000	1,001,548
Deutsche Bank AG (U.S. SOFR +0.50%) ±	0.55	11-8-2023	3,500,000	3,492,732
The accompanying notes are an integral part of these financial statements.

10  |  Allspring Conservative Income Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Capital markets (continued)
Goldman Sachs Group Incorporated (U.S. SOFR +0.54%) ±	0.59%	11-17-2023	$1,500,000	$ 1,500,759
Goldman Sachs Group Incorporated	1.22	12-6-2023	1,500,000	1,482,386
Goldman Sachs Group Incorporated	3.63	1-22-2023	500,000	508,320
Morgan Stanley	3.13	1-23-2023	3,000,000	3,042,859
State Street Corporation (U.S. SOFR +2.69%) ±	2.83	3-30-2023	1,225,000	1,226,076
				15,788,082
Consumer finance: 8.13%
Aviation Capital Group 144A	3.88	5-1-2023	3,000,000	3,041,468
BMW US Capital LLC (U.S. SOFR +0.53%) 144A±	0.58	4-1-2024	2,600,000	2,614,703
Daimler Finance North America LLC (3 Month LIBOR +0.84%) 144A±	1.15	5-4-2023	2,000,000	2,011,969
Daimler Finance North America LLC 144A	3.70	5-4-2023	4,000,000	4,096,711
Daimler Finance North America LLC 144A	1.13	12-14-2023	2,400,000	2,364,435
Enterprise Products Operating LP	3.35	3-15-2023	3,000,000	3,037,554
Hyundai Capital America Company 144A	2.85	11-1-2022	3,548,000	3,573,108
Toyota Motor Credit Corporation (U.S. SOFR +0.32%) ±	0.37	4-6-2023	1,100,000	1,099,748
Toyota Motor Credit Corporation	1.15	5-26-2022	2,000,000	2,000,421
Toyota Motor Credit Corporation	1.35	8-25-2023	1,500,000	1,494,772
Volkswagen Group of America Finance LLC 144A	2.70	9-26-2022	3,000,000	3,017,641
				28,352,530
Diversified financial services: 2.02%
Jackson Financial Incorporated 144A	1.13	11-22-2023	1,850,000	1,819,971
National Rural Utilities Cooperative Finance	2.40	4-25-2022	3,950,000	3,955,089
National Rural Utilities Cooperative Finance	2.70	2-15-2023	1,255,000	1,266,774
				7,041,834
Insurance: 3.26%
Athene Global Funding (U.S. SOFR +0.70%) 144A±	0.75	5-24-2024	2,500,000	2,502,525
Athene Global Funding 144A	2.80	5-26-2023	3,000,000	3,036,190
Brighthouse Financial Global Funding 144A	1.20	12-15-2023	1,075,000	1,055,660
Brighthouse Financial Global Funding Series 2021-1 (U.S. SOFR +0.76%) 144A±	0.81	4-12-2024	1,200,000	1,204,596
Equitable Financial Life Insurance Company of America (U.S. SOFR +0.39%) 144A±	0.44	4-6-2023	2,250,000	2,249,749
Principal Life Global Funding II (U.S. SOFR +0.38%) 144A±	0.43	8-23-2024	670,000	668,032
Principal Life Global Funding II (U.S. SOFR +0.45%) 144A±	0.50	4-12-2024	675,000	676,298
				11,393,050
Health care: 1.90%
Biotechnology: 0.87%
AbbVie Incorporated (3 Month LIBOR +0.65%) ±	1.13	11-21-2022	3,000,000	3,010,831
Life sciences tools & services: 1.03%
Thermo Fisher Scientific Incorporated (U.S. SOFR +0.39%) ±	0.44	10-18-2023	3,600,000	3,595,824
Industrials: 2.80%
Airlines: 0.86%
Southwest Airlines Company	2.75	11-16-2022	3,000,000	3,021,827
Road & rail: 1.01%
Ryder System Incorporated	2.88	6-1-2022	3,500,000	3,510,818
The accompanying notes are an integral part of these financial statements.

Allspring Conservative Income Fund  |  11

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Trading companies & distributors: 0.93%
Air Lease Corporation	3.00%	9-15-2023	$3,200,000	$ 3,233,244
Real estate: 0.34%
Equity REITs: 0.34%
Public Storage (U.S. SOFR +0.47%) ±	0.52	4-23-2024	1,195,000	1,195,007
Utilities: 11.00%
Electric utilities: 6.33%
American Electric Power	2.03	3-15-2024	3,000,000	2,993,074
Entergy Arkansas Incorporated	3.05	6-1-2023	2,000,000	2,024,371
Entergy Louisiana LLC	0.62	11-17-2023	2,100,000	2,059,799
Florida Power & Light Company (U.S. SOFR +0.25%) ±	0.30	5-10-2023	2,000,000	2,000,000
Nextera Energy Capital Holdings Incorporated (U.S. SOFR +0.40%) ±	0.45	11-3-2023	1,500,000	1,500,009
Nextera Energy Capital Holdings Incorporated (U.S. SOFR +0.54%) ±	0.59	3-1-2023	2,000,000	2,004,428
OGE Energy Corporation	0.70	5-26-2023	2,300,000	2,264,939
Southern California Edison's First Mortgage (U.S. SOFR +0.64%) ±	0.69	4-3-2023	4,220,000	4,221,083
Southern Company (U.S. SOFR +0.37%) ±	0.42	5-10-2023	3,000,000	2,997,449
				22,065,152
Gas utilities: 1.40%
Atmos Energy Corporation (3 Month LIBOR +0.38%) ±	0.58	3-9-2023	3,320,000	3,316,985
ONE Gas Incorporated (3 Month LIBOR +0.61%) ±	0.81	3-11-2023	1,575,000	1,575,068
				4,892,053
Multi-utilities: 3.27%
CenterPoint Energy Incorporated (U.S. SOFR +0.65%) ±	0.70	5-13-2024	1,445,000	1,445,267
CenterPoint Energy Incorporated (3 Month LIBOR +0.50%) ±	1.00	3-2-2023	1,705,000	1,705,021
Dominion Energy Incorporated (3 Month LIBOR +0.53%) ±	0.73	9-15-2023	3,250,000	3,250,298
DTE Energy Company	0.55	11-1-2022	2,000,000	1,990,108
Public Service Enterprise Group Incorporated	2.65	11-15-2022	3,000,000	3,023,695
				11,414,389
Total Corporate bonds and notes (Cost $157,880,473)				157,338,973
Municipal obligations: 6.91%
California: 3.24%
Education revenue: 0.43%
University of California Series BF	0.63	5-15-2023	1,500,000	1,487,564
Miscellaneous revenue: 1.56%
Ontario CA Pension Obligation	2.07	6-1-2022	915,000	917,288
Pomona CA Pension Obligation Series BJ	4.00	8-1-2023	1,000,000	1,033,022
San Luis Unit/Westlands Water District Financing Authority (AGM Insured)	1.09	9-1-2022	1,000,000	1,000,306
Torrance CA Joint Powers Financing Authority	1.29	10-1-2022	1,000,000	1,001,774
Torrance CA Joint Powers Financing Authority	1.43	10-1-2023	1,500,000	1,497,948
				5,450,338
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Conservative Income Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Tobacco revenue: 1.06%
California Golden Tobacco Securitization Corporation Tobacco Settlement Enhanced Asset Backed	1.24%	6-1-2022	$1,500,000	$ 1,500,860
California Golden Tobacco Securitization Corporation Tobacco Settlement Enhanced Asset Backed	0.50	6-1-2022	2,200,000	2,199,021
				3,699,881
Water & sewer revenue: 0.19%
El Dorado CA Irrigation District Revenue Refunding Bond Series C	0.74	3-1-2022	120,000	120,000
El Dorado CA Irrigation District Revenue Refunding Bond Series C	0.74	3-1-2022	530,000	530,000
				650,000
				11,287,783
Colorado: 0.84%
Transportation revenue: 0.84%
Colorado Bridge Enterprise Senior Project Infrastructure	0.92	12-31-2023	3,000,000	2,945,350
Illinois: 0.89%
Airport revenue: 0.29%
Chicago IL O’Hare International Airport Senior Lien Series D	0.96	1-1-2023	1,000,000	998,149
Tax revenue: 0.60%
State of Illinois Build Illinois Sales Tax Revenue Bonds	2.45	6-15-2022	2,100,000	2,108,042
				3,106,191
New York: 1.65%
Airport revenue: 0.37%
Port Authority of New York & New Jersey Series AAA	1.09	7-1-2023	1,305,000	1,300,357
Miscellaneous revenue: 1.16%
New York State Urban Development Corporation	1.91	3-15-2023	4,000,000	4,031,084
Utilities revenue: 0.12%
Long Island NY Power Authority Electric System Series C	0.76	3-1-2023	430,000	428,770
				5,760,211
Texas: 0.29%
Airport revenue: 0.29%
Houston TX Airport System Revenue Refunding Taxable Subordinated Lien Series C	0.88	7-1-2022	1,000,000	1,000,727
Total Municipal obligations (Cost $24,189,574)				24,100,262
Yankee corporate bonds and notes: 21.05%
Consumer staples: 0.99%
Household products: 0.99%
Reckitt Benckiser Group plc 144A	2.38	6-24-2022	3,450,000	3,459,070
The accompanying notes are an integral part of these financial statements.

Allspring Conservative Income Fund  |  13

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Energy: 1.74%
Energy equipment & services: 0.97%
Schlumberger Limited 144A	2.65%	11-20-2022	$3,345,000	$ 3,377,889
Oil, gas & consumable fuels: 0.77%
Enbridge Incorporated	4.00	10-1-2023	2,617,000	2,684,569
Financials: 17.31%
Banks: 14.31%
ANZ New Zealand International Company 144A«	1.90	2-13-2023	1,000,000	1,004,948
Bank of Montreal (U.S. SOFR +0.27%) ±	0.31	9-15-2023	2,000,000	1,997,361
Barclays Bank plc	1.70	5-12-2022	1,075,000	1,075,929
BPCE SA (1 Month LIBOR +0.88%) ±	1.05	5-31-2022	715,000	716,025
BPCE SA (3 Month LIBOR +1.22%) 144A±	1.70	5-22-2022	3,300,000	3,307,463
Canadian Imperial Bank of Commerce (U.S. SOFR +0.34%) ±	0.39	6-22-2023	2,875,000	2,872,671
Cooperatieve Rabobank UA (U.S. SOFR +0.30%) ±	0.35	1-12-2024	2,000,000	2,001,770
Credit Suisse New York	2.80	4-8-2022	3,150,000	3,157,117
DNB Bank ASA (3 Month LIBOR +0.62%) 144A±	0.79	12-2-2022	500,000	501,921
HSBC Holdings plc (3 Month LIBOR +1.06%) ±	3.26	3-13-2023	3,800,000	3,801,979
Lloyds Banking Group plc (3 Month LIBOR +0.81%) ±	2.91	11-7-2023	1,000,000	1,007,043
Mitsubishi UFJ Financial Group Incorporated (3 Month LIBOR +0.70%) ±	0.89	3-7-2022	2,060,000	2,060,160
National Bank of Canada 144A	2.15	10-7-2022	2,500,000	2,512,442
NatWest Markets plc (U.S. SOFR +0.53%) 144A±	0.58	8-12-2024	1,250,000	1,250,623
Santander UK plc	2.10	1-13-2023	2,000,000	2,011,796
Skandinaviska Enskilda Banken (3 Month LIBOR +0.32%) 144A±	0.49	9-1-2023	3,000,000	3,001,988
Skandinaviska Enskilda Banken (3 Month LIBOR +0.65%) 144A±	0.85	12-12-2022	1,250,000	1,255,346
Sumitomo Mitsui Financial Group Incorporated	2.78	10-18-2022	2,000,000	2,020,974
Sumitomo Mitsui Financial Group Incorporated	3.10	1-17-2023	3,000,000	3,041,931
Sumitomo Mitsui Trust Bank Limited (U.S. SOFR +0.44%) 144A±	0.49	9-16-2024	1,200,000	1,197,171
Swedbank AB 144A	1.30	6-2-2023	2,225,000	2,213,982
The Bank of Nova Scotia (U.S. SOFR +0.28%) ±	0.33	6-23-2023	3,400,000	3,397,207
The Bank of Nova Scotia (U.S. SOFR +0.45%) ±	0.49	4-15-2024	2,500,000	2,502,942
Westpac Banking Corporation (U.S. SOFR +0.30%) ±	0.35	11-18-2024	2,000,000	1,996,883
				49,907,672
Capital markets: 1.54%
UBS AG (U.S. SOFR +0.45%) 144A±	0.50	8-9-2024	3,000,000	2,996,198
UBS AG 144A	1.75	4-21-2022	2,375,000	2,376,671
				5,372,869
Consumer finance: 0.87%
Hutchison Whampoa International 12 II Limited 144A	3.25	11-8-2022	3,000,000	3,034,350
Diversified financial services: 0.59%
Federation des caisses Desjardins (U.S. SOFR +0.43%) 144A±	0.48	5-21-2024	2,050,000	2,048,984
Industrials: 0.14%
Electrical equipment: 0.14%
Siemens Financieringsmaatschappij NV 144A	0.40	3-11-2023	500,000	493,954
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Conservative Income Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Materials: 0.87%
Metals & mining: 0.87%
Glencore Finance Canada Limited 144A	4.25%	10-25-2022	$3,000,000	$ 3,046,710
Total Yankee corporate bonds and notes (Cost $73,625,884)				73,426,067
Short-term investments: 2.38%
Commercial paper: 1.79%
AT& T Incorporated 144A☼	0.72	5-10-2022	1,000,000	998,617
EQUIFAX Incorporated 144A☼	0.76	5-23-2022	1,283,000	1,280,719
Royal Bank of Canada ☼	0.40	11-14-2022	4,000,000	3,972,546
				6,251,882

		Yield	Shares
Investment companies: 0.59%
Allspring Government Money Market Fund Select Class ♠∞		0.03	1,026,132	1,026,132
Securities Lending Cash Investments LLC ♠∩∞		0.11	1,028,000	1,028,000
				2,054,132
Total Short-term investments (Cost $8,321,968)				8,306,014
Total investments in securities (Cost $345,160,817)	98.54%			343,703,303
Other assets and liabilities, net	1.46			5,078,524
Total net assets	100.00%			$348,781,827

±±	The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
☼	Zero coupon security. The rate represents the current yield to maturity.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
AGM	Assured Guaranty Municipal
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
The accompanying notes are an integral part of these financial statements.

Allspring Conservative Income Fund  |  15

Portfolio of investments—February 28, 2022 (unaudited)

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$708,519	$162,733,118	$(162,415,505)	$0	$0	$ 1,026,132	1,026,132	$542
Securities Lending Cash Investments LLC	103,500	928,250	(3,750)	0	0	1,028,000	1,028,000	46 #
				$0	$0	$2,054,132		$588

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Conservative Income Fund

Statement of assets and liabilities—February 28, 2022 (unaudited)

Assets
Investments in unaffiliated securities (including $1,006,219 of securities loaned), at value (cost $343,106,685)	$ 341,649,171
Investments in affiliated securities, at value (cost $2,054,132)	2,054,132
Cash	1,878
Receivable for investments sold	5,015,958
Receivable for interest	1,231,183
Receivable for securities lending income, net	264
Prepaid expenses and other assets	32,781
Total assets	349,985,367
Liabilities
Payable upon receipt of securities loaned	1,028,000
Dividends payable	47,609
Payable for Fund shares redeemed	35,529
Management fee payable	31,024
Administration fees payable	21,700
Accrued expenses and other liabilities	39,678
Total liabilities	1,203,540
Total net assets	$348,781,827
Net assets consist of
Paid-in capital	$ 353,123,766
Total distributable loss	(4,341,939)
Total net assets	$348,781,827
Computation of net asset value per share
Net assets – Class A2	$ 216,833
Shares outstanding – Class A2[1]	21,763
Net asset value per share – Class A2	$9.96
Net assets – Institutional Class	$ 348,564,994
Shares outstanding – Institutional Class[1]	34,991,399
Net asset value per share – Institutional Class	$9.96
[1]	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

Allspring Conservative Income Fund  |  17

Statement of operations—six months ended February 28, 2022 (unaudited)

Investment income
Interest	$ 1,329,384
Income from affiliated securities	1,421
Total investment income	1,330,805
Expenses
Management fee	461,919
Administration fees
Class A2	161
Institutional Class	147,734
Shareholder servicing fees
Class A2	252
Custody and accounting fees	11,678
Professional fees	37,780
Registration fees	18,256
Shareholder report expenses	16,605
Trustees’ fees and expenses	9,592
Other fees and expenses	5,484
Total expenses	709,461
Less: Fee waivers and/or expense reimbursements
Fund-level	(247,210)
Class A2	(103)
Net expenses	462,148
Net investment income	868,657
Realized and unrealized gains (losses) on investments
Net realized losses on investments	(96,288)
Net change in unrealized gains (losses) on investments	(2,350,441)
Net realized and unrealized gains (losses) on investments	(2,446,729)
Net decrease in net assets resulting from operations	$(1,578,072)
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Conservative Income Fund

Statement of changes in net assets

	Six months ended February 28, 2022 (unaudited)		Year ended August 31, 2021
Operations
Net investment income		$ 868,657		$ 2,658,894
Net realized gains (losses) on investments		(96,288)		175,508
Net change in unrealized gains (losses) on investments		(2,350,441)		(1,147,268)
Net increase (decrease) in net assets resulting from operations		(1,578,072)		1,687,134
Distributions to shareholders from
Net investment income and net realized gains
Class A2		(95)		(591)
Institutional Class		(676,032)		(2,697,958)
Tax basis return of capital
Class A2		0		(57)
Institutional Class		0		(147,279)
Total distributions to shareholders		(676,127)		(2,845,885)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A2	6,012	60,186	22,773	228,637
Institutional Class	9,907,221	99,176,770	37,823,593	379,633,192
		99,236,956		379,861,829
Reinvestment of distributions
Class A2	9	89	53	528
Institutional Class	46,999	469,663	211,441	2,121,809
		469,752		2,122,337
Payment for shares redeemed
Class A2	(1,498)	(14,987)	(12,656)	(126,965)
Institutional Class	(12,035,945)	(120,412,908)	(39,195,871)	(393,264,805)
		(120,427,895)		(393,391,770)
Net decrease in net assets resulting from capital share transactions		(20,721,187)		(11,407,604)
Total decrease in net assets		(22,975,386)		(12,566,355)
Net assets
Beginning of period		371,757,213		384,323,568
End of period		$ 348,781,827		$ 371,757,213
The accompanying notes are an integral part of these financial statements.

Allspring Conservative Income Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
Class A2	Six months ended February 28, 2022 (unaudited)	2021	2020 [1]
Net asset value, beginning of period	$10.02	$10.05	$10.02
Net investment income	0.01	0.04	0.02
Net realized and unrealized gains (losses) on investments	(0.07)	(0.03)	0.03
Total from investment operations	(0.06)	0.01	0.05
Distributions to shareholders from
Net investment income	(0.00) [2]	(0.04)	(0.02)
Tax basis return of capital	0.00	(0.00) [2]	0.00
Total distributions to shareholders	(0.00) [2]	(0.04)	(0.02)
Net asset value, end of period	$9.96	$10.02	$10.05
Total return[3]	(0.55)%	0.11%	0.53%
Ratios to average net assets (annualized)
Gross expenses	0.71%	0.70%	0.70%
Net expenses	0.48%	0.49%	0.50%
Net investment income	0.25%	0.35%	0.78%
Supplemental data
Portfolio turnover rate	54%	111%	102%
Net assets, end of period (000s omitted)	$217	$173	$71

[1]	For the period from May 29, 2020 (commencement of class operations) to August 31, 2020
[2]	Amount is less than $0.005.
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Conservative Income Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
Institutional Class	Six months ended February 28, 2022 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.02	$10.05	$10.00	$9.99	$10.01	$10.01
Net investment income	0.02	0.06	0.17	0.26	0.18	0.12
Net realized and unrealized gains (losses) on investments	(0.06)	(0.02)	0.06	0.01	(0.02)	0.00 [1]
Total from investment operations	(0.04)	0.04	0.23	0.27	0.16	0.12
Distributions to shareholders from
Net investment income	(0.02)	(0.07)	(0.18)	(0.26)	(0.18)	(0.12)
Tax basis return of capital	0.00	(0.00) [1]	0.00	0.00	0.00	0.00
Total distributions to shareholders	(0.02)	(0.07)	(0.18)	(0.26)	(0.18)	(0.12)
Net asset value, end of period	$9.96	$10.02	$10.05	$10.00	$9.99	$10.01
Total return[2]	(0.42)%	0.35%	2.30%	2.71%	1.65%	1.20%
Ratios to average net assets (annualized)
Gross expenses	0.38%	0.37%	0.38%	0.37%	0.37%	0.36%
Net expenses	0.25%	0.26%	0.27%	0.27%	0.27%	0.27%
Net investment income	0.47%	0.61%	1.74%	2.54%	1.79%	1.17%
Supplemental data
Portfolio turnover rate	54%	111%	102%	171%	197%	197%
Net assets, end of period (000s omitted)	$348,565	$371,584	$384,253	$332,551	$400,002	$419,239

[1]	Amount is less than $0.005.
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Conservative Income Fund  |  21

Notes to financial statements (unaudited)
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Conservative Income Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the

22  |  Allspring Conservative Income Fund

Notes to financial statements (unaudited)
collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of February 28, 2022, the aggregate cost of all investments for federal income tax purposes was $345,155,793 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 132,604
Gross unrealized losses	(1,585,094)
Net unrealized losses	$(1,452,490)
As of August 31, 2021, the Fund had capital loss carryforwards which consisted of $2,854,923 in short-term capital losses and $88,868 in long-term capital losses.

Allspring Conservative Income Fund  |  23

Notes to financial statements (unaudited)
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of February 28, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$ 0	$ 4,797,701	$0	$ 4,797,701
Asset-backed securities	0	75,734,286	0	75,734,286
Corporate bonds and notes	0	157,338,973	0	157,338,973
Municipal obligations	0	24,100,262	0	24,100,262
Yankee corporate bonds and notes	0	73,426,067	0	73,426,067
Short-term investments
Commercial paper	0	6,251,882	0	6,251,882
Investment companies	2,054,132	0	0	2,054,132
Total assets	$2,054,132	$341,649,171	$0	$343,703,303
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended February 28, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.250%
Next $4 billion	0.225
Next $5 billion	0.190
Over $10 billion	0.180
For the six months ended February 28, 2022, the management fee was equivalent to an annual rate of 0.25% of the Fund’s average daily net assets.

24  |  Allspring Conservative Income Fund

Notes to financial statements (unaudited)
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.10% and declining to 0.05% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A2	0.16%
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through December 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of February 28, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A2	0.50%
Institutional Class	0.25
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A2 shares of the Fund is charged a fee at an annual rate of 0.25% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended February 28, 2022 were $221,580,274 and $179,158,215, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities

Allspring Conservative Income Fund  |  25

Notes to financial statements (unaudited)
Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of February 28, 2022, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Barclays Capital Inc.	$905,222	$(905,222)	$0
JPMorgan Securities LLC	100,997	(100,997)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the six months ended February 28, 2022, there were no borrowings by the Fund under the agreement.
8. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

26  |  Allspring Conservative Income Fund

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Conservative Income Fund  |  27

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 138 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

28  |  Allspring Conservative Income Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Conservative Income Fund  |  29

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

30  |  Allspring Conservative Income Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0322-00356 04-22
SA265/SAR265 02-22

Semi-Annual Report
February 28, 2022
Allspring Core Plus Bond Fund

The views expressed and any forward-looking statements are as of February 28, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Core Plus Bond Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for Allspring Core Plus Bond Fund for the six-month period that ended February 28, 2022. Global stocks and bonds declined during a challenging period. Despite progress on a global economic recovery from COVID-19, a spike in inflation, concerns regarding anticipated tightening of central bank monetary policy, and turmoil caused by the Russian invasion of Ukraine all led to a retreat from financial market gains made earlier in 2021.
For the six-month period, U.S. stocks, based on the S&P 500 Index,1 returned -2.62%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -6.95%, while the MSCI EM Index (Net) (USD),3 trailed its developed market counterparts with a return of -9.81%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index,4 returned -4.07%, the Bloomberg Global Aggregate ex-USD Index (unhedged),5 returned -6.54%, the Bloomberg Municipal Bond Index6 returned -3.09%, and the ICE BofA U.S. High Yield Index,7 lost 2.96%.
Inflationary concerns caused markets to retreat.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions and worries over rising energy and food prices. Meanwhile, the U.S. Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
October’s key themes continued to be elevated inflation pressures and a supply bottleneck, but strong earnings provided a bright spot. U.S. earnings releases were generally strong and consumer confidence was high. The Fed reaffirmed its plans to stop its quantitative easing by mid-2022. Notably, it still considered elevated inflation figures to be transitory despite rising concerns. Similar to the U.S., the eurozone and many Asian countries saw positive earnings while facing inflation pressures caused by supply bottlenecks and energy price increases amid natural gas shortages. Globally, government bond yields rose as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
“Global markets suffered their broadest retreat in a year during September, with the exception of commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Core Plus Bond Fund

Letter to shareholders (unaudited)
In November, as COVID-19 hospitalizations rose, most major asset classes, domestic and international, declined with two exceptions: U.S. investment-grade bonds and Treasury Inflation-Protected Securities. In the U.S., President Biden signed a long-awaited $550 billion infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain could make that less likely to occur. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, to try to reduce the spread. In the U.S., data indicated that the overall domestic economy remains stable with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds produced monthly positive returns while Treasuries declined. Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, up from previous projections of just one hike.
In January, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. Comments from the Fed suggested a hike in interest rates in March was likely. Meanwhile, Russia, one of the world’s largest oil and gas producers, threatened a potential invasion of Ukraine. Such an invasion could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down for the month, along with global bonds overall. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to uncertainty regarding likely central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and robust growth accompanying higher prices.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
“ The Russian invasion of Ukraine dominated the financial world in February. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Core Plus Bond Fund  |  3

Letter to shareholders (unaudited)
Information on transaction closing.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P. announced the beginning of Allspring Global Investments™ with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management LLC; Galliard Capital Management LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, a privately held asset management firm with $575 billion in AUM1 as of December 31, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family were rebranded as Allspring Funds. Each individual fund had “Wells Fargo” removed from its fund name and replaced with “Allspring.” The fund name changes went into effect on December 6, 2021.
Allspring Global Investments™ is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Portfolio Impacts” for further information.

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of December 31, 2021, assets under management (AUM) includes $91.6 billion from Galliard Capital Management, LLC, an investment advisor that is not part of the Allspring trade name/GIPS firm.

4  |  Allspring Core Plus Bond Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks total return, consisting of current income and capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Christopher Y. Kauffman, CFA®‡, Janet S. Rilling, CFA®‡, CPA, Michael J. Schueller, CFA®‡, Michal Stanczyk, Noah M. Wise, CFA®‡

Average annual total returns (%) as of February 28, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (STYAX)	7-13-1998	-6.38	2.93	3.08	-1.96	3.89	3.55	0.86	0.69
Class C (WFIPX)	7-13-1998	-3.69	3.10	2.77	-2.69	3.10	2.77	1.61	1.44
Class R6 (STYJX)[3]	10-31-2016	–	–	–	-1.59	4.28	3.90	0.48	0.31
Administrator Class (WIPDX)	7-30-2010	–	–	–	-1.86	3.99	3.66	0.80	0.61
Institutional Class (WIPIX)	7-18-2008	–	–	–	-1.64	4.22	3.87	0.53	0.36
Bloomberg U.S. Aggregate Bond Index[4]	–	–	–	–	-2.64	2.71	2.47	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through December 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.68% for Class A, 1.43% for Class C, 0.30% for Class R6, 0.60% for Administrator Class, and 0.35% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Core Plus Bond Fund

Performance highlights (unaudited)
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as risk of greater volatility in value, credit risk (for example, risk of issuer default), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk, high-yield securities risk, and mortgage- and asset-backed securities risk. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Consult the Fund’s prospectus for additional information on these and other risks.

Allspring Core Plus Bond Fund  |  7

Performance highlights (unaudited)
Ten largest holdings (%) as of February 28, 2022[1]
U.S. Treasury Note, 1.50%, 1-31-2027	7.93
FNMA, 2.00%, 3-14-2052	4.77
FNMA, 2.50%, 11-25-2051	3.88
U.S. Treasury Note, 1.88%, 2-15-2032	3.14
U.S. Treasury Note, 1.38%, 11-15-2031	2.90
FNMA, 3.00%, 4-25-2049	2.42
U.S. Treasury Note, 1.88%, 11-15-2051	1.79
GNMA, 2.50%, 3-21-2052	1.62
U.S. Treasury Note, 0.88%, 1-31-2024	1.57
Private Export Funding Corporation, 0.55%, 7-30-2024	1.17
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Portfolio composition as of February 28, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

8  |  Allspring Core Plus Bond Fund

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from September 1, 2021 to February 28, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 9-1-2021	Ending account value 2-28-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 960.04	$3.30	0.68%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.41	0.68%
Class C
Actual	$1,000.00	$ 956.42	$6.94	1.43%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.15	1.43%
Class R6
Actual	$1,000.00	$ 961.86	$1.46	0.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.31	$1.51	0.30%
Administrator Class
Actual	$1,000.00	$ 960.36	$2.92	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$ 961.61	$1.70	0.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$1.76	0.35%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

Allspring Core Plus Bond Fund  |  9

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency securities: 19.42%
FHLB	3.00%	9-1-2034	$437,224	$ 450,485
FHLMC (12 Month LIBOR +1.33%) ±	1.60	1-1-2036	7,622	7,782
FHLMC	3.00	6-1-2050	845,333	857,870
FHLMC	3.00	7-1-2050	1,974,005	2,011,621
FHLMC	3.00	8-1-2050	968,728	987,574
FHLMC	3.00	8-1-2050	1,836,751	1,864,876
FHLMC	3.50	12-1-2045	950,617	995,142
FHLMC	3.50	12-1-2045	424,365	445,394
FHLMC	4.00	6-1-2044	777,665	831,788
FHLMC	4.00	5-1-2049	1,576,262	1,647,447
FHLMC	5.00	6-1-2036	104,407	115,513
FHLMC	5.00	8-1-2040	112,994	125,923
FHLMC	5.50	8-1-2038	27,223	30,694
FHLMC	5.50	12-1-2038	219,083	245,186
FHLMC	5.50	6-1-2040	386,172	434,272
FHLMC	8.00	2-1-2030	100	110
FHLMC Series 2015-SC01 Class 1A	3.50	5-25-2045	146,818	148,560
FHLMC Series K020 Class X1 ♀±±	1.34	5-25-2022	9,552,335	7,970
FHLMC Series T-42 Class A5	7.50	2-25-2042	1,035,606	1,218,063
FHLMC Series T-57 Class 2A1 ±±	3.43	7-25-2043	31,042	32,302
FHLMC Series T-59 Class 2A1 ±±	3.29	10-25-2043	152,132	169,494
FNMA ¤	0.00	8-6-2038	14,105,000	9,211,988
FNMA %%	1.50	3-17-2037	9,765,000	9,501,803
FNMA (12 Month LIBOR +1.73%) ±	1.98	9-1-2036	7,308	7,632
FNMA %%	2.00	3-17-2037	19,140,000	18,997,945
FNMA %%	2.00	3-14-2052	122,705,000	117,700,937
FNMA (12 Month LIBOR +1.78%) ±	2.03	8-1-2036	18,103	18,991
FNMA (1 Year Treasury Constant Maturity +2.25%) ±	2.34	11-1-2038	16,237	17,086
FNMA (1 Year Treasury Constant Maturity +2.26%) ±	2.36	8-1-2036	340,367	356,986
FNMA (12 Month LIBOR +1.61%) ±	2.37	5-1-2046	329,184	337,627
FNMA (12 Month LIBOR +1.61%) ±	2.46	3-1-2046	477,796	491,726
FNMA %%	2.50	11-25-2051	97,240,000	95,937,136
FNMA	3.00	11-1-2045	627,855	643,971
FNMA	3.00	12-1-2045	1,642,175	1,684,439
FNMA	3.00	12-1-2046	835,336	859,021
FNMA %%	3.00	4-25-2049	59,145,000	59,736,450
FNMA	3.00	8-1-2050	2,129,048	2,157,255
FNMA	3.02	2-1-2026	3,022,372	3,130,755
FNMA	3.48	3-1-2029	956,206	1,026,466
FNMA	3.50	10-1-2043	591,370	621,062
FNMA	3.50	4-1-2045	92,608	97,171
FNMA	3.50	8-1-2045	1,525,687	1,593,377
FNMA	3.50	3-1-2048	3,138,787	3,253,060
FNMA	3.62	3-1-2029	443,000	479,902
FNMA	3.63	3-1-2029	1,213,681	1,315,766
FNMA	3.77	3-1-2029	960,690	1,049,948
FNMA	3.77	3-1-2029	1,043,808	1,140,251
FNMA	4.00	2-1-2046	240,353	255,784
FNMA	4.00	4-1-2046	949,506	1,010,093
FNMA	4.00	6-1-2048	1,102,996	1,156,319
FNMA	4.00	2-1-2050	1,635,704	1,710,848
FNMA	4.50	11-1-2048	1,221,248	1,290,485
The accompanying notes are an integral part of these financial statements.

10  |  Allspring Core Plus Bond Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA	5.00%	1-1-2024	$9,192	$ 9,423
FNMA	5.00	2-1-2036	12,425	13,823
FNMA	5.00	6-1-2040	34,821	38,524
FNMA	5.00	8-1-2040	721,127	790,303
FNMA	5.50	11-1-2023	7,072	7,227
FNMA	5.50	8-1-2034	47,672	53,233
FNMA	5.50	2-1-2035	14,323	16,002
FNMA	5.50	8-1-2038	89,341	96,916
FNMA	5.50	8-1-2038	168,310	182,616
FNMA	6.00	10-1-2037	291,618	333,075
FNMA	6.00	11-1-2037	17,119	19,533
FNMA	6.50	7-1-2036	12,671	14,273
FNMA	6.50	7-1-2036	4,680	5,233
FNMA	6.50	11-1-2036	2,132	2,327
FNMA	7.00	12-1-2022	267	268
FNMA	7.00	7-1-2036	5,256	5,454
FNMA	7.00	11-1-2037	2,952	3,254
FNMA Series 2002-T12 Class A3	7.50	5-25-2042	4,483	5,182
FNMA Series 2003-W08 Class 4A ±±	3.55	11-25-2042	82,281	86,177
FNMA Series 2003-W14 Class 2A ±±	2.39	6-25-2045	51,938	53,117
FNMA Series 2003-W14 Class 2A ±±	3.63	1-25-2043	132,097	137,248
FNMA Series 2004-W11 Class 1A3	7.00	5-25-2044	758,088	832,984
FNMA Series 2004-W15 Class 1A3	7.00	8-25-2044	328,911	377,633
GNMA %%	2.00	3-21-2052	18,340,000	17,930,216
GNMA %%	2.50	3-21-2052	40,165,000	40,132,052
GNMA	3.00	11-20-2045	1,374,924	1,411,588
GNMA	3.00	4-20-2051	6,342,079	6,458,654
GNMA	3.50	9-20-2047	824,561	862,582
GNMA	3.50	12-20-2047	1,763,961	1,839,440
GNMA	4.00	12-20-2047	968,658	1,021,656
GNMA	4.50	8-20-2049	349,019	366,026
GNMA	5.00	7-20-2040	250,545	280,235
GNMA	7.50	12-15-2029	363	379
GNMA Series 2008-22 Class XM ♀±±	1.30	2-16-2050	525,770	11,880
STRIPS ¤	0.00	7-15-2037	1,690,000	1,129,300
STRIPS ¤	0.00	5-15-2040	27,955,000	18,243,829
STRIPS ¤	0.00	5-15-2044	9,270,000	5,379,592
TVA	5.88	4-1-2036	9,420,000	13,285,253
TVA Principal STRIPS ¤	0.00	4-1-2056	42,270,000	15,012,054
U.S. International Development Finance Corporation	2.12	3-20-2024	3,862,500	3,879,783
Total Agency securities (Cost $485,157,120)				479,748,690
Asset-backed securities: 8.46%
Ally Auto Receivables Trust Series 2019-1 Class A3	2.91	9-15-2023	714,683	717,579
American Credit Acceptance Receivables Trust Series 2019-4 Class D 144A	2.97	12-12-2025	6,000,000	6,057,103
American Credit Acceptance Receivables Trust Series 2020-4 Class B 144A	0.85	12-13-2024	3,449,106	3,448,596
Arbys Funding LLC Series 2020-1A Class A2 144A	3.24	7-30-2050	6,599,500	6,511,727
AVIS Budget Rental Car Funding Series 2020-1A Class B 144A	2.68	8-20-2026	8,700,000	8,692,675
Bojangles Issuer LLC Series 2020-1A Class A2 144A	3.83	10-20-2050	7,445,000	7,486,766
Cajun Global LLC Series 2021-1 Class A2 144A	3.93	11-20-2051	3,985,000	3,911,875
Dominos Pizza Master Issuer LLC Series 2015-1A Class A2 144A	4.47	10-25-2045	12,317,500	12,531,578
The accompanying notes are an integral part of these financial statements.

Allspring Core Plus Bond Fund  |  11

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
ECMC Group Student Loan Trust Series 2020-3A Class A1B (1 Month LIBOR +1.00%) 144A±	1.19%	1-27-2070	$4,276,261	$ 4,315,814
Finance of America HECM Buyout 2020 Series HB2 Class A7 144A±±	1.71	7-25-2030	4,839,348	4,781,922
Five Guys Funding LLC Series 17-1A Class A2 144A	4.60	7-25-2047	1,597,925	1,621,079
Freedom Financial Trust Series 2021-1CP Class B 144A	1.41	3-20-2028	2,500,000	2,479,192
GLS Auto Receivables Trust Series 2A Class B 144A	3.16	6-16-2025	6,000,000	6,074,596
Gracie Point International Funding Series 2020-B Class A (1 Month LIBOR +1.40%) 144A±	1.63	5-2-2023	5,859,771	5,873,612
Hertz Vehicle Financing LLC Series 1A Class B 144A	1.56	12-26-2025	4,700,000	4,559,392
Mission Lane Master Trust Series 2021 Class A 144A	1.59	9-15-2026	4,000,000	3,939,302
Neighborly Issuer LLC Series 2021-1 144A	3.58	4-30-2051	7,940,000	7,707,358
Oak Street Investment Grade Net Lease Fund Series 2021-1A Class A3 144A	2.80	1-20-2051	4,600,000	4,454,651
Octane Receivables Trust Series 2020-1A Class A 144A	1.71	2-20-2025	3,049,197	3,049,388
Octane Receivables Trust Series 2021-1A Class B 144A	1.53	4-20-2027	3,000,000	2,906,398
Ocwen Master Advance Receivables Trust Series 2020-T1 Class CT1 144A	2.32	8-15-2052	1,311,579	1,312,325
Ondeck Asset Securitization Trust Series 2021-1A Class A 144A	1.59	5-17-2027	8,500,000	8,259,079
Pagaya AI Debt Selection Trust Series 2021-1 Class A 144A	1.18	11-15-2027	7,958,631	7,894,465
Pagaya AI Debt Selection Trust Series 2021-HG1 Class A 144A	1.22	1-16-2029	9,837,610	9,708,566
PFS Financing Corporation Series 2021-A Class A 144A	0.71	4-15-2026	7,290,000	7,082,526
Santander Drive Auto Receivables Trust Series 2020-2 Class C	1.46	9-15-2025	7,500,000	7,502,732
Santander Drive Auto Receivables Trust Series 2021-1 Class C	0.75	2-17-2026	10,200,000	10,131,779
Santander Retail Auto Lease Trust Series 2020-A Class A3 144A	1.74	7-20-2023	10,068,328	10,096,473
Service Experts Issuer Series 2021-1A Class A 144A	2.67	2-2-2032	8,651,273	8,470,890
ServiceMaster Brands Series 2020-1 Class A2I 144A	2.84	1-30-2051	3,663,000	3,478,934
SLM Student Loan Trust Series 2003-10A Class A4 (3 Month LIBOR +0.67%) 144A±	0.87	12-17-2068	5,000,000	4,967,780
SLM Student Loan Trust Series 2004-1 Class A4 (3 Month LIBOR +0.26%) ±	0.52	10-27-2025	369,122	368,248
South Carolina Student Loan Corporation Series 2014-1 Class A1 (1 Month LIBOR +0.75%) ±	0.86	5-1-2030	1,007,094	1,005,802
SpringCastle America Funding LLC 144A	1.97	9-25-2037	3,878,672	3,839,246
Taco Bell Funding LLC Series 2021 Class A1 144A	2.54	8-25-2051	498,750	467,992
Taco Bell Funding LLC Series 2021 Class A2 144A	1.95	8-25-2051	10,922,625	10,460,598
Towd Point Asset Trust Series 2018-SL1 Class A (1 Month LIBOR +0.60%) 144A±	0.79	1-25-2046	1,061,106	1,058,289
Wendy's Funding LLC Series 2021-1A 144A	2.78	6-15-2051	547,250	526,143
Westlake Automobile Receivable Series 2020-1A Class C 144A	2.52	4-15-2025	2,858,000	2,875,979
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Core Plus Bond Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
Wingstop Funding LLC Series 2020-1A Class A2 144A	2.84%	12-5-2050	$3,620,805	$ 3,539,844
Zaxby's Funding LLC Series 2021-1A Class A2 144A	3.24	7-30-2051	4,895,400	4,751,573
Total Asset-backed securities (Cost $212,509,989)				208,919,866
Corporate bonds and notes: 24.36%
Communication services: 2.14%
Diversified telecommunication services: 0.53%
AT&T Incorporated	3.55	9-15-2055	2,330,000	2,112,808
T-Mobile USA Incorporated 144A	3.40	10-15-2052	4,240,000	3,757,740
T-Mobile USA Incorporated	3.30	2-15-2051	4,225,000	3,684,037
Verizon Communications Incorporated	3.55	3-22-2051	3,705,000	3,588,233
				13,142,818
Media: 0.96%
CCO Holdings LLC 144A	4.25	1-15-2034	5,000,000	4,597,000
CCO Holdings LLC 144A	4.50	8-15-2030	1,500,000	1,444,620
Charter Communications Operating LLC	4.40	12-1-2061	5,000,000	4,455,638
Charter Communications Operating LLC	6.48	10-23-2045	655,000	782,622
Charter Communications Operating LLC	3.50	3-1-2042	2,900,000	2,499,956
CSC Holdings LLC 144A	5.75	1-15-2030	2,000,000	1,768,480
DIRECTV Holdings LLC 144A	5.88	8-15-2027	185,000	184,937
Gray Television Incorporated 144A	4.75	10-15-2030	2,000,000	1,875,410
Nielsen Finance LLC 144A	5.88	10-1-2030	265,000	256,642
QVC Incorporated	4.38	9-1-2028	1,175,000	1,064,380
QVC Incorporated	4.75	2-15-2027	4,931,000	4,635,140
				23,564,825
Wireless telecommunication services: 0.65%
SBA Tower Trust 144A	1.63	5-15-2051	6,595,000	6,340,003
Sprint Capital Corporation	8.75	3-15-2032	2,515,000	3,489,563
Sprint Spectrum Company 144A	4.74	3-20-2025	3,193,125	3,289,200
T-Mobile USA Incorporated	3.50	4-15-2031	3,000,000	2,953,095
				16,071,861
Consumer discretionary: 2.55%
Automobiles: 0.49%
Ford Motor Company	3.25	2-12-2032	7,000,000	6,605,130
General Motors Company	5.95	4-1-2049	985,000	1,177,016
Nissan Motor Company 144A	2.75	3-9-2028	4,650,000	4,446,167
				12,228,313
Hotels, restaurants & leisure: 0.74%
Genting New York LLC 144A	3.30	2-15-2026	3,920,000	3,771,368
Hyatt Hotels Corporation	1.30	10-1-2023	6,245,000	6,145,846
Las Vegas Sands Corporation	3.20	8-8-2024	5,560,000	5,480,821
Las Vegas Sands Corporation	3.90	8-8-2029	3,000,000	2,877,498
				18,275,533
The accompanying notes are an integral part of these financial statements.

Allspring Core Plus Bond Fund  |  13

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Household durables: 0.20%
KB Home Company	4.00%	6-15-2031	$3,000,000	$ 2,880,000
KB Home Company	4.80	11-15-2029	2,000,000	1,998,500
				4,878,500
Leisure products: 0.11%
Mattel Incorporated 144A	3.75	4-1-2029	2,697,000	2,699,697
Multiline retail: 0.49%
Dollar Tree Incorporated	3.38	12-1-2051	4,750,000	4,265,590
Macy's Retail Holdings LLC 144A	5.88	4-1-2029	4,000,000	4,090,000
Nordstrom Incorporated «	4.00	3-15-2027	3,865,000	3,691,075
				12,046,665
Textiles, apparel & luxury goods: 0.52%
Michael Kors USA Incorporated 144A	4.50	11-1-2024	6,753,000	6,936,411
Tapestry Incorporated	3.00	7-15-2022	6,000,000	6,025,985
				12,962,396
Consumer staples: 0.75%
Beverages: 0.18%
Anheuser-Busch InBev Worldwide Incorporated	4.60	4-15-2048	1,810,000	1,984,318
Anheuser-Busch InBev Worldwide Incorporated	4.70	2-1-2036	2,225,000	2,479,731
				4,464,049
Food products: 0.46%
Kraft Heinz Foods Company	4.88	10-1-2049	4,430,000	4,906,225
Smithfield Foods Incorporated 144A	2.63	9-13-2031	7,000,000	6,408,114
				11,314,339
Tobacco: 0.11%
Altria Group Incorporated	1.70	6-15-2025	2,000,000	2,273,262
Reynolds American Incorporated	7.00	8-4-2041	450,000	530,027
				2,803,289
Energy: 2.41%
Energy equipment & services: 0.02%
Oceaneering International Incorporated	4.65	11-15-2024	630,000	619,999
Oil, gas & consumable fuels: 2.39%
Aethon United 144A	8.25	2-15-2026	3,000,000	3,177,270
Buckeye Partners LP	4.13	12-1-2027	1,300,000	1,227,850
Cheniere Energy Partners LP 144A	3.25	1-31-2032	330,000	310,200
ConocoPhillips Company %%	3.80	3-15-2052	6,545,000	6,647,701
Crestwood Midstream Partners LP 144A	5.63	5-1-2027	2,300,000	2,282,750
DCP Midstream Operating Company	5.13	5-15-2029	4,000,000	4,210,000
Devon Energy Corporation	5.25	10-15-2027	4,482,000	4,646,856
Encino Acquisition Partners Company 144A	8.50	5-1-2028	2,000,000	2,025,000
EnLink Midstream Partners LP	4.15	6-1-2025	1,000,000	1,001,250
EnLink Midstream Partners LP 144A	5.63	1-15-2028	145,000	146,450
EQT Corporation	1.75	5-1-2026	1,750,000	2,968,875
Harvest Midstream LP 144A	7.50	9-1-2028	2,275,000	2,296,158
Nabors Industries Incorporated 144A	7.38	5-15-2027	1,760,000	1,817,200
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Core Plus Bond Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Oil, gas & consumable fuels (continued)
Occidental Petroleum Corporation	4.30%	8-15-2039	$3,000,000	$ 2,835,000
Occidental Petroleum Corporation	8.88	7-15-2030	4,100,000	5,301,300
Plains All American Pipeline LP	3.55	12-15-2029	1,680,000	1,658,059
Plains All American Pipeline LP	3.80	9-15-2030	3,215,000	3,225,728
Plains All American Pipeline LP	4.65	10-15-2025	3,585,000	3,795,812
Rockies Express Pipeline LLC 144A	4.95	7-15-2029	1,975,000	1,910,813
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	1,000,000	1,020,000
Southwestern Energy Company	7.75	10-1-2027	1,250,000	1,318,750
Western Midstream Operating LP	5.30	3-1-2048	5,000,000	5,150,000
				58,973,022
Financials: 8.37%
Banks: 2.11%
Bank of America Corporation (3 Month LIBOR +0.64%) ±	2.02	2-13-2026	5,000,000	4,913,621
Bank of America Corporation (U.S. SOFR +1.22%) ±	2.65	3-11-2032	4,160,000	3,977,924
Bank of America Corporation (U.S. SOFR +1.93%) ±	2.68	6-19-2041	1,610,000	1,413,718
Bank of America Corporation (U.S. SOFR +1.32%) ±	2.69	4-22-2032	7,000,000	6,732,295
Bank of America Corporation (3 Month LIBOR +1.58%) ±	3.82	1-20-2028	6,000,000	6,247,093
Bank of America Corporation (3 Month LIBOR +3.90%) ±	6.10	12-29-2049	2,590,000	2,725,198
Bank of America Corporation (5 Year Treasury Constant Maturity +2.76%) ±	4.38	12-31-2049	2,500,000	2,409,250
Citigroup Incorporated (5 Year Treasury Constant Maturity +3.60%) ʊ±	4.00	12-10-2025	5,000,000	4,830,500
Citigroup Incorporated (3 Month LIBOR +4.52%) ±	6.25	12-29-2049	1,030,000	1,107,250
JPMorgan Chase & Company (U.S. SOFR 3 Month +0.70%) ±	1.04	2-4-2027	3,165,000	2,961,438
JPMorgan Chase & Company (U.S. SOFR +1.02%) ±	2.07	6-1-2029	5,000,000	4,734,299
JPMorgan Chase & Company (5 Year Treasury Constant Maturity +2.85%) ʊ±	3.65	6-1-2026	4,000,000	3,796,000
JPMorgan Chase & Company (3 Month LIBOR +3.25%) ±	5.15	12-29-2049	3,625,000	3,656,719
PNC Financial Services (3 Month LIBOR +3.30%) ±	5.00	12-29-2049	565,000	571,780
Truist Financial Corporation (5 Year Treasury Constant Maturity +4.61%) ʊ±	4.95	9-1-2025	2,015,000	2,078,553
				52,155,638
Capital markets: 1.78%
Ares Capital Corporation	2.88	6-15-2028	1,980,000	1,833,745
Athene Global Funding 144A	1.99	8-19-2028	2,860,000	2,639,832
Bank of New York Mellon Corporation (5 Year Treasury Constant Maturity +4.36%) ʊ±	4.70	9-20-2025	3,100,000	3,181,375
Blackstone Holdings Finance Company LLC 144A	3.20	1-30-2052	9,475,000	8,535,079
Blackstone Holdings Finance Company LLC 144A	5.00	6-15-2044	1,015,000	1,173,011
Charles Schwab Corporation (5 Year Treasury Constant Maturity +4.97%) ʊ±	5.38	6-1-2025	3,905,000	4,110,989
Charles Schwab Corporation (5 Year Treasury Constant Maturity +3.17%) ʊ±	4.00	6-1-2026	4,000,000	3,870,600
Coinbase Global Incorporated 144A	3.63	10-1-2031	750,000	660,581
Goldman Sachs Group Incorporated (U.S. SOFR +1.25%) ±	2.38	7-21-2032	10,755,000	9,969,520
The accompanying notes are an integral part of these financial statements.

Allspring Core Plus Bond Fund  |  15

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Capital markets (continued)
Intercontinental Exchange Incorporated	3.00%	6-15-2050	$3,675,000	$ 3,256,836
Morgan Stanley (U.S. SOFR +1.20%) ±	2.51	10-20-2032	4,850,000	4,579,287
				43,810,855
Consumer finance: 1.82%
BOC Aviation USA Corporation 144A	1.63	4-29-2024	9,000,000	8,844,380
FirstCash Incorporated 144A	5.63	1-1-2030	370,000	367,410
Hyundai Capital America Company 144A	1.30	1-8-2026	4,205,000	3,972,192
Private Export Funding Corporation 144A	0.55	7-30-2024	29,766,000	28,945,725
Rocket Mortgage LLC 144A	4.00	10-15-2033	3,000,000	2,792,250
				44,921,957
Diversified financial services: 0.58%
Bankers Healthcare Group BHG Series 2021 Class A-B 144A	2.79	11-17-2033	4,940,000	4,866,128
KKR Group Finance Company LLC 144A	3.50	8-25-2050	1,910,000	1,767,729
LPL Holdings Incorporated 144A	4.38	5-15-2031	5,000,000	4,875,000
United Shore Financial Services LLC 144A	5.50	11-15-2025	3,000,000	2,887,500
				14,396,357
Insurance: 1.96%
Athene Global Funding 144A	2.55	11-19-2030	3,000,000	2,792,523
Athene Global Funding 144A	2.95	11-12-2026	3,550,000	3,559,867
Guardian Life Insurance Company 144A	3.70	1-22-2070	1,500,000	1,419,189
Guardian Life Insurance Company 144A	4.85	1-24-2077	1,045,000	1,207,111
Hill City Funding Trust 144A	4.05	8-15-2041	5,955,000	5,133,954
Maple Grove Funding Trust 144A	4.16	8-15-2051	4,000,000	3,729,854
Metlife Incorporated (5 Year Treasury Constant Maturity +3.58%) ʊ±	3.85	9-15-2025	7,000,000	6,947,500
Minnesota Life Insurance Company 144A	8.25	9-15-2025	6,790,000	7,995,327
National Life Global Insurance Company (3 Month LIBOR +3.31%) 144A±	5.25	7-19-2068	1,668,000	1,848,191
New York Life Insurance Company 144A	3.75	5-15-2050	1,670,000	1,715,762
OneAmerica Financial Partners Incorporated 144A«	4.25	10-15-2050	855,000	874,441
PartnerRe Finance II Incorporated (3 Month LIBOR +2.33%) ±	2.50	12-1-2066	1,345,000	1,170,150
Prudential Financial Incorporated (5 Year Treasury Constant Maturity +3.16%) ±	5.13	3-1-2052	3,600,000	3,649,500
Security Benefit Company 144A	1.25	5-17-2024	3,000,000	2,923,541
Transatlantic Holdings Incorporated	8.00	11-30-2039	2,329,000	3,449,519
				48,416,429
Thrifts & mortgage finance: 0.12%
Ladder Capital Finance Holdings LP 144A	4.25	2-1-2027	900,000	876,375
Ladder Capital Finance Holdings LP 144A	4.75	6-15-2029	245,000	237,344
Ladder Capital Finance Holdings LP 144A	5.25	10-1-2025	1,820,000	1,824,550
				2,938,269
Health care: 0.29%
Biotechnology: 0.24%
Amgen Incorporated	4.20	2-22-2052	5,760,000	6,037,916
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Core Plus Bond Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Health care providers & services: 0.05%
CommonSpirit Health	2.95%	11-1-2022	$1,250,000	$ 1,263,601
Industrials: 2.26%
Aerospace & defense: 0.56%
The Boeing Company	2.20	2-4-2026	8,170,000	7,971,514
The Boeing Company	5.81	5-1-2050	2,490,000	2,958,142
TransDigm Group Incorporated	4.88	5-1-2029	3,000,000	2,850,000
				13,779,656
Airlines: 0.90%
Delta Air Lines Incorporated	2.00	12-10-2029	3,390,901	3,237,639
Delta Air Lines Incorporated 144A	4.75	10-20-2028	1,850,000	1,929,414
Delta Airlines Pass-Through Certificates Series 2015-B	4.25	1-30-2025	4,915,791	5,022,049
Hawaiian Brand Intellectual Property Limited 144A	5.75	1-20-2026	2,000,000	2,025,000
Jetblue Airways Corporation	4.00	5-15-2034	1,869,126	1,971,243
Mileage Plus Holdings LLC 144A	6.50	6-20-2027	7,625,000	8,044,375
				22,229,720
Commercial services & supplies: 0.21%
CoreCivic Incorporated «	8.25	4-15-2026	5,005,000	5,080,075
Industrial conglomerates: 0.10%
General Electric Company (3 Month LIBOR +3.33%) ±	3.53	12-29-2049	2,537,000	2,399,875
Road & rail: 0.03%
Uber Technologies Incorporated 144A	4.50	8-15-2029	900,000	861,615
Trading companies & distributors: 0.20%
Fortress Transportation & Infrastructure Investors LLC 144A	5.50	5-1-2028	1,640,000	1,566,200
Fortress Transportation & Infrastructure Investors LLC 144A	6.50	10-1-2025	2,170,000	2,197,125
Fortress Transportation & Infrastructure Investors LLC 144A	9.75	8-1-2027	1,110,000	1,218,225
				4,981,550
Transportation infrastructure: 0.26%
Toll Road Investors Partnership II LP 144A¤	0.00	2-15-2026	5,630,000	4,734,416
Toll Road Investors Partnership II LP 144A¤	0.00	2-15-2027	1,050,000	844,217
Toll Road Investors Partnership II LP 144A¤	0.00	2-15-2028	1,150,000	881,341
				6,459,974
Information technology: 1.95%
Communications equipment: 0.07%
CIENA Corporation 144A	4.00	1-31-2030	1,890,000	1,861,310
Electronic equipment, instruments & components: 0.12%
Corning Incorporated	3.90	11-15-2049	2,500,000	2,518,634
Dell International LLC	8.35	7-15-2046	291,000	441,297
				2,959,931
The accompanying notes are an integral part of these financial statements.

Allspring Core Plus Bond Fund  |  17

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
IT services: 0.29%
Kyndryl Holdings Incorporated 144A	2.05%	10-15-2026	$7,700,000	$ 7,263,567
Semiconductors & semiconductor equipment: 0.31%
Marvell Technology Incorporated	4.88	6-22-2028	7,000,000	7,653,287
Software: 0.64%
Fortinet Incorporated	2.20	3-15-2031	10,500,000	9,649,838
Oracle Corporation	3.95	3-25-2051	6,680,000	6,119,156
				15,768,994
Technology hardware, storage & peripherals: 0.52%
Western Digital Corporation	4.75	2-15-2026	12,250,000	12,730,200
Materials: 0.18%
Containers & packaging: 0.18%
Ball Corporation	2.88	8-15-2030	4,750,000	4,340,503
Real estate: 1.83%
Equity REITs: 1.83%
EPR Properties	3.60	11-15-2031	2,060,000	1,944,639
EPR Properties	3.75	8-15-2029	3,870,000	3,730,857
GLP Capital LP	3.25	1-15-2032	5,000,000	4,693,276
National Health Investor Company	3.00	2-1-2031	2,000,000	1,846,142
Omega Healthcare Investors Incorporated	3.38	2-1-2031	2,930,000	2,771,582
Omega Healthcare Investors Incorporated	4.50	1-15-2025	9,573,000	9,969,745
Sabra Health Care LP / Sabra Capital Corporation	5.13	8-15-2026	7,140,000	7,585,934
Service Properties Trust Company	3.95	1-15-2028	3,000,000	2,602,500
Simon Property Group LP	3.80	7-15-2050	2,880,000	2,906,698
Vornado Realty LP	3.40	6-1-2031	4,680,000	4,590,997
WEA Finance LLC 144A	4.75	9-17-2044	2,610,000	2,576,762
				45,219,132
Utilities: 1.63%
Electric utilities: 1.35%
Basin Electric Power Cooperative 144A	4.75	4-26-2047	2,315,000	2,523,679
Georgia Power Company	3.70	1-30-2050	3,260,000	3,105,447
NRG Energy Incorporated 144A	4.45	6-15-2029	6,415,000	6,694,517
Oglethorpe Power Corporation	5.05	10-1-2048	1,060,000	1,215,135
Oglethorpe Power Corporation	3.75	8-1-2050	3,220,000	3,178,543
Southern California Edison Company	3.65	2-1-2050	1,600,000	1,512,661
The Southern Company (5 Year Treasury Constant Maturity +3.73%) ±	4.00	1-15-2051	4,000,000	3,845,160
Vistra Operations Company LLC 144A	4.38	5-1-2029	3,000,000	2,907,120
Vistra Operations Company LLC 144A	3.70	1-30-2027	8,325,000	8,272,596
				33,254,858
Multi-utilities: 0.28%
CenterPoint Energy Incorporated ±	0.70	3-2-2023	2,865,000	2,835,075
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Core Plus Bond Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal		Value
Multi-utilities (continued)
CenterPoint Energy Incorporated (U.S. SOFR +0.65%) ±	0.70%	5-13-2024		$2,480,000	$ 2,480,459
CenterPoint Energy Incorporated (3 Month LIBOR +0.50%) ±	1.00	3-2-2023		1,647,000	1,647,020
					6,962,554
Total Corporate bonds and notes (Cost $615,431,522)					601,793,129
Foreign corporate bonds and notes: 2.88%
Communication services: 0.20%
Media: 0.20%
Tele Columbus AG 144A	3.88	5-2-2025	EUR	2,320,000	2,431,773
Ziggo Bond Company BV 144A	3.38	2-28-2030	EUR	2,500,000	2,496,760
					4,928,533
Consumer discretionary: 0.19%
Auto components: 0.10%
Adler Pelzer Holding GmbH 144A	4.13	4-1-2024	EUR	2,480,000	2,482,920
Automobiles: 0.09%
Peugeot SA Company	2.00	3-20-2025	EUR	1,800,000	2,085,180
Consumer staples: 0.46%
Food & staples retailing: 0.06%
Foodco Bondco SL 144A	6.25	5-15-2026	EUR	1,600,000	1,538,355
Food products: 0.17%
Danone SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +1.43%) ʊ±	1.75	3-23-2023	EUR	2,600,000	2,922,537
Sigma Holdings Company BV 144A	5.75	5-15-2026	EUR	1,500,000	1,410,484
					4,333,021
Tobacco: 0.23%
BAT International Finance plc	2.25	1-16-2030	EUR	5,250,000	5,568,781
Energy: 0.23%
Oil, gas & consumable fuels: 0.23%
Eni SpA	1.13	9-19-2028	EUR	3,200,000	3,530,311
TotalEnergies SE (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.78%) ±	3.88	12-29-2049	EUR	2,000,000	2,254,456
					5,784,767
Financials: 1.21%
Banks: 0.96%
Bankia SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +5.82%) ʊ±	6.00	7-18-2022	EUR	1,200,000	1,354,558
Caixa Geral de Depositos SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +10.93%) ʊ±	10.75	3-30-2022	EUR	1,800,000	2,030,298
Credit Agricole SA (3 Month EURIBOR +1.25%) ±	1.00	4-22-2026	EUR	9,300,000	10,398,592
Nordea Bank (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.00%) ʊ±	3.50	3-12-2025	EUR	9,000,000	9,939,879
					23,723,327
The accompanying notes are an integral part of these financial statements.

Allspring Core Plus Bond Fund  |  19

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal		Value
Consumer finance: 0.25%
Abertis Finance BV Company (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.27%) ʊ±	2.63%	1-26-2027	EUR	2,900,000	$ 2,952,501
Cellnex Finance Company SA	2.00	9-15-2032	EUR	3,400,000	3,312,029
					6,264,530
Health care: 0.12%
Pharmaceuticals: 0.12%
Takeda Pharmaceutical Company Limited	2.00	7-9-2040	EUR	2,750,000	2,892,590
Industrials: 0.35%
Commercial services & supplies: 0.05%
Paprec Holding SA 144A	4.00	3-31-2025	EUR	1,200,000	1,339,324
Containers & packaging: 0.24%
Can-Pack SA 144A	2.38	11-1-2027	EUR	5,500,000	5,798,094
Electrical equipment: 0.06%
Gamma Bidco SpA 144A	6.25	7-15-2025	EUR	1,300,000	1,450,628
Real estate: 0.12%
Real estate management & development: 0.12%
Akelius Residential Property AB (EURIBOR ICE Swap Rate 11:00am +3.49%) ±	3.88	10-5-2078	EUR	2,500,000	2,842,088
Total Foreign corporate bonds and notes (Cost $77,207,991)					71,032,138
Foreign government bonds: 1.86%
Brazil	10.00	1-1-2029	BRL	8,000,000	1,452,359
Brazil ¤	0.00	1-1-2024	BRL	57,000,000	8,987,450
Brazil ¤	0.00	7-1-2024	BRL	120,000,000	17,983,042
Brazil Government Bond	10.00	1-1-2025	BRL	8,600,000	1,618,628
Hungary	1.00	11-26-2025	HUF	900,000,000	2,331,400
Mexico	3.75	2-21-2024	EUR	1,000,000	1,130,287
Republic of South Africa	10.50	12-21-2026	ZAR	172,500,000	12,460,270
Total Foreign government bonds (Cost $50,697,995)					45,963,436
Loans: 1.60%
Communication services: 0.32%
Diversified telecommunication services: 0.16%
Intelsat Jackson Holdings SA (U.S. SOFR +4.25%) <±	4.75	2-1-2029		$4,000,000	3,938,760
Media: 0.16%
Clear Channel Outdoor Holdings (1 Month LIBOR +3.50%) ±	3.80	8-21-2026		14,332	14,047
DIRECTV Financing LLC (1 Month LIBOR +5.00%) ±	5.75	8-2-2027		3,910,000	3,896,823
					3,910,870
Consumer discretionary: 0.21%
Auto components: 0.12%
Truck Hero Incorporated (1 Month LIBOR +3.25%) ±	4.00	1-31-2028		2,984,962	2,926,278
Household durables: 0.09%
Wilsonart LLC (1 Month LIBOR +3.50%) ±	4.50	12-19-2026		2,222,500	2,186,384
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Core Plus Bond Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Energy: 0.23%
Oil, gas & consumable fuels: 0.23%
Apergy Corporation (1 Month LIBOR +5.00%) ±	6.00%	6-3-2027	$1,757,500	$ 1,771,419
GIP II Blue Holdings LP (1 Month LIBOR +4.50%) ±	5.50	9-29-2028	3,990,000	3,966,299
				5,737,718
Financials: 0.12%
Insurance: 0.12%
Asurion LLC (1 Month LIBOR +5.25%) ±	5.46	1-31-2028	1,680,000	1,658,580
Asurion LLC (1 Month LIBOR +5.25%) ±	5.46	1-20-2029	1,320,000	1,303,500
				2,962,080
Health care: 0.05%
Health care equipment & supplies: 0.05%
Surgery Center Holdings Incorporated (1 Month LIBOR +3.75%) ±	4.50	8-31-2026	1,197,203	1,185,231
Industrials: 0.30%
Airlines: 0.23%
AAdvantage Loyalty IP Limited (1 Month LIBOR +4.75%) ±	5.50	4-20-2028	3,000,000	3,050,010
Mileage Plus Holdings LLC (1 Month LIBOR +5.25%) ±	6.25	6-21-2027	2,475,000	2,582,366
				5,632,376
Commercial services & supplies: 0.01%
Polaris Newco LLC (1 Month LIBOR +4.00%) <±	4.50	6-2-2028	364,125	361,602
Machinery: 0.06%
Werner FinCo LP (3 Month LIBOR +4.00%) ‡±	5.00	7-24-2024	1,524,083	1,518,367
Information technology: 0.16%
Software: 0.16%
MPH Acquisition Holdings LLC (1 Month LIBOR +4.25%) ±	4.76	8-17-2028	2,000,000	1,940,560
Sophia LP (1 Month LIBOR +3.50%) ±	4.00	10-7-2027	1,980,038	1,959,406
				3,899,966
Materials: 0.14%
Construction materials: 0.04%
Standard Industries Incorporated (1 Month LIBOR +2.50%) ±	3.00	9-22-2028	889,948	886,130
Paper & forest products: 0.10%
Vertical US Newco Incorporated (1 Month LIBOR +3.50%) ±	4.00	7-30-2027	2,468,906	2,449,500
Real estate: 0.07%
Equity REITs: 0.07%
The Geo Group Incorporated (3 Month LIBOR +2.00%) <±	2.75	3-22-2024	2,000,000	1,843,500
Total Loans (Cost $39,827,940)				39,438,762
The accompanying notes are an integral part of these financial statements.

Allspring Core Plus Bond Fund  |  21

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Municipal obligations: 0.41%
California: 0.07%
Transportation revenue: 0.07%
Alameda CA Corridor Transportation Authority CAB Refunding Bond Subordinated Series B ¤(Ambac Insured)	0.00%	10-1-2028	$2,115,000	$ 1,736,628
Illinois: 0.21%
GO revenue: 0.07%
Will County IL Lincoln-Way Community High School District #210 Unrefunded Bond CAB ¤(AGM Insured)	0.00	1-1-2025	1,820,000	1,722,473
Tax revenue: 0.14%
Chicago IL Transit Authority Taxable Pension Funding Series A	6.90	12-1-2040	1,075,000	1,443,098
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Place Expansion Project Series 2010-B1 ¤(AGM Insured)	0.00	6-15-2026	1,975,000	1,793,172
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Place Expansion Project Series 2012-B ¤	0.00	12-15-2051	765,000	235,031
				3,471,301
Kansas: 0.00%
Health revenue: 0.00%
Kansas Development Finance Authority Village Shalom Project Series 2018-B	4.00	11-15-2025	90,000	88,536
Maryland: 0.02%
Education revenue: 0.02%
Maryland Health & HEFAR Green Street Academy Series B 144A	6.75	7-1-2023	485,000	485,108
Michigan: 0.02%
Miscellaneous revenue: 0.02%
Michigan Finance Authority Local Government Loan Program Project Series E	7.19	11-1-2022	445,000	462,800
Pennsylvania: 0.09%
Education revenue: 0.09%
Commonwealth of Pennsylvania Financing Authority Series A	4.14	6-1-2038	1,995,000	2,250,877
Total Municipal obligations (Cost $9,145,796)				10,217,723
Non-agency mortgage-backed securities: 13.13%
Affirm Asset Securitization Trust 2021-A Class C 144A	1.66	8-15-2025	800,000	795,740
Agate Bay Mortgage Loan Trust Series 2015-3 Class B3 144A±±	3.57	4-25-2045	991,513	990,271
American Money Management Corporation Series 2014-14A Class A1R2 (3 Month LIBOR +1.02%) 144A±	1.28	7-25-2029	8,570,000	8,520,054
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Core Plus Bond Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
American Money Management Corporation Series 2015-16A Class AR2 (3 Month LIBOR +0.98%) 144A±	1.22%	4-14-2029	$3,287,923	$ 3,274,431
American Money Management Corporation Series 2016-19A Class AR (3 Month LIBOR +1.14%) 144A±	1.38	10-16-2028	1,187,548	1,184,160
Angel Oak Mortgage Trust I LLC Series 2019-4 Class A1 144A±±	2.99	7-26-2049	1,279,057	1,280,747
Angel Oak Mortgage Trust I LLC Series 2020-4 Class A1 144A±±	1.47	6-25-2065	1,712,689	1,696,002
APEX Credit CLO LLC Series 2017 Class 2A (3 Month LIBOR +1.60%) 144A±	1.81	9-20-2029	10,000,000	9,908,310
Apidos CLO Series 2019 Class 3-1-A (3 Month LIBOR +3.10%) 144A±	3.34	4-15-2031	3,000,000	2,963,070
Avery Point CLO Limited Series 2015-7A Class AR2 (3 Month LIBOR +0.96%) 144A±	1.20	1-15-2028	6,125,366	6,124,490
Bain Capital Create CLO Limited Series 2017 Class 1 (3 Month LIBOR +1.95%) 144A±	2.20	7-20-2030	3,725,000	3,696,779
BDS Limited Series 2021-FL9 Class B (1 Month LIBOR +1.70%) 144A±	1.84	11-16-2038	5,475,000	5,435,722
Brookside Mill CLO Limited Series 2013 Class 1A (3 Month LIBOR +2.65%) 144A±	2.89	1-17-2028	4,000,000	4,000,000
Bunker Hill Loan Depositary Trust Series 2019-3 Class A1 144Aøø	2.72	11-25-2059	1,173,447	1,175,557
BX Trust Series 2019-OC11 Class A 144A	3.20	12-9-2041	4,975,000	4,975,786
BX Trust Series 2021-ARIA Class D (1 Month LIBOR +1.90%) 144A±	2.09	10-15-2036	8,035,000	7,803,283
Carlyle Global Market Series 2016-1A Class R2 (3 Month LIBOR +3.35%) 144A±	3.60	4-20-2034	1,500,000	1,471,013
Cascade Funding Mortgage Trust Series 2018-RM2 Class A 144A±±	4.00	10-25-2068	490,421	496,906
Cascade Funding Mortgage Trust Series 2021-HB7 Class M2 144A±±	2.68	10-27-2031	5,750,000	5,643,463
CD Commercial Mortgage Trust Series 2017-6 Class A5	3.46	11-13-2050	1,035,000	1,066,615
Change Mortgage Trust Series 2022-1 Class A1 144A±±	3.01	1-25-2067	7,698,085	7,646,246
CIFC Funding Limited Series 2012-2RA Class A1 (3 Month LIBOR +0.80%) 144A±	1.05	1-20-2028	1,723,732	1,712,134
Citigroup Commercial Mortgage Trust 2017-MDRA Class A 144A	3.66	7-10-2030	2,000,000	2,000,404
Colt Funding LLC Series 2020-1R Class A1 144A±±	1.26	9-25-2065	891,565	883,496
Credit Suisse Mortgage Trust Series 2013-IVR2 Class B4 144A±±	3.39	4-25-2043	1,106,916	1,092,167
Credit Suisse Mortgage Trust Series 2021-AFC1 Class A2 144A±±	1.07	3-25-2056	6,615,213	6,464,948
CSMLT Trust Series 2015-1 Class B4 144A±±	3.80	5-25-2045	2,724,671	2,688,637
DBWF Mortgage Trust Series 2018-GLKS Class A (1 Month LIBOR +1.03%) 144A±	1.19	12-19-2030	582,684	576,840
Dryden Senior Loan Fund Series 2013-28A Class A2LR (3 Month LIBOR +1.65%) 144A±	2.16	8-15-2030	4,000,000	3,977,384
Dryden Senior Loan Fund Series 2019-72A (3 Month LIBOR +1.85%) 144A±	2.36	5-15-2032	3,550,000	3,520,904
Educational Services of America Series 2015-1 Class A (1 Month LIBOR +0.80%) 144A±	0.99	10-25-2056	612,285	609,563
The accompanying notes are an integral part of these financial statements.

Allspring Core Plus Bond Fund  |  23

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
Financial Asset Securitization Incorporated Series 1997-NAM2 Class B2 †	8.00%	7-25-2027	$15,908	$ 2
First Key Homes Series 2021 Class B 144A	1.61	9-17-2038	8,675,000	8,088,115
First Key Homes Series 2021 Class C 144A	1.89	8-17-2038	6,770,000	6,331,481
FREMF Mortgage Trust Series 2020-KF76 Class B (1 Month LIBOR +2.75%) 144A±	2.86	1-25-2030	3,931,396	3,921,216
FS Rialto Issuer Limited Series 2021-FL3 Class B (1 Month LIBOR +1.80%) 144A±	1.93	11-16-2036	3,000,000	2,984,934
FWD Securitization Trust Series 2019-INV1 Class A3 144A±±	3.11	6-25-2049	1,351,911	1,353,094
GCAT Series 2019-RPl1 Class A1 144A±±	2.65	10-25-2068	2,722,695	2,725,229
Gilbert Park CLO Series 2017-1A Class B (3 Month LIBOR +1.60%) 144A±	1.84	10-15-2030	3,000,000	2,977,632
Goldman Sachs Mortgage Securities Trust Series 2019-GSA1 Class C ±±	3.80	11-10-2052	500,000	491,282
Goldman Sachs Mortgage Securities Trust Series 2019-PJ2 Class A4 144A±±	4.00	11-25-2049	350,120	351,602
Hospitality Mortgage Trust Series 2019 Class A (1 Month LIBOR +1.00%) 144A±	1.19	11-15-2036	2,346,207	2,319,859
Imperial Fund Mortgage Trust Series 2020-NQM1 Class A1 144A±±	1.38	10-25-2055	1,296,259	1,274,955
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C8 Class ASB	2.38	10-15-2045	179,712	179,887
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-3 Class B4 144A±±	3.36	7-25-2043	3,616,907	3,533,487
JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-MFP Class A (1 Month LIBOR +0.96%) 144A±	1.15	7-15-2036	5,000,000	4,962,376
JPMorgan Mortgage Trust Series 2014-2 Class B4 144A±±	3.42	6-25-2029	1,215,000	1,179,504
JPMorgan Mortgage Trust Series 2020-1 Class A15 144A±±	3.50	6-25-2050	1,525,779	1,528,038
LoanCore Limited Series 2018-CRE1 Class A (1 Month LIBOR +1.13%) 144A±	1.32	5-15-2028	627,710	627,188
Marlette Funding Trust Series 2021-2A Class B 144A	1.06	9-15-2031	4,581,000	4,502,121
MED Trust Series 2021-MDLN Class B (1 Month LIBOR +1.45%) 144A±	1.64	11-15-2038	9,000,000	8,859,405
Mello Warehouse Securitization Trust Series 2021-2 Class C (1 Month LIBOR +1.10%) 144A±	1.29	4-25-2055	6,735,000	6,685,097
MF1 Multifamily Housing Mortgage Loan Trust Series 2022 Class FL8-C (30 Day Average U.S. SOFR +2.20%) 144A±	2.25	2-19-2037	8,750,000	8,727,165
MF1 Multifamily Housing Mortgage Series 2020-FL3 Class A (U.S. SOFR 1 Month +2.16%) 144A±	2.21	7-15-2035	720,365	719,223
MF1 Multifamily Housing Mortgage Series 2021-FL5 Class A (U.S. SOFR 1 Month +0.96%) 144A±	1.04	7-15-2036	10,001,503	9,901,057
MFRA Trust Series 2020-NQM3 Class A1 144A±±	1.01	1-26-2065	1,717,890	1,696,089
MFRA Trust Series 2020-NQM3 Class M1 144A±±	2.65	1-26-2065	2,650,000	2,621,709
MFRA Trust Series 2021-NQM1 Class A2 144A±±	1.38	4-25-2065	5,251,577	5,209,616
Mill City Mortgage Trust Series 2019 Class M2 144A±±	3.25	7-25-2059	4,592,000	4,655,949
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C30 Class B ±±	3.31	9-15-2049	610,000	588,617
New Residential Mortgage Loan Trust Series 2019-RPL3 Class M1 144A±±	3.25	7-25-2059	5,000,000	5,057,983
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Core Plus Bond Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
Octagon Investment Partners Series 2017-1A Class A2R (3 Month LIBOR +1.45%) 144A±	1.70%	3-17-2030	$8,205,000	$ 8,124,755
Ondeck Asset Secuitization Trust Series 2021-1A Class B 144A	2.28	5-17-2027	4,000,000	3,893,393
Onslow Bay Financial LLC Series 2020 Class A21 144A±±	3.50	12-25-2049	1,036,727	1,038,569
Palmer Square Loan Funding Limited Series 2019-2A Class A1 (3 Month LIBOR +0.97%) 144A±	1.22	4-20-2027	616,244	615,786
Palmer Square Loan Funding Limited Series 2021-3A Class A2 (3 Month LIBOR +1.40%) 144A±	1.65	7-20-2029	12,060,000	12,008,275
Parallel Limited Series 2021-1A Class D (3 Month LIBOR +3.45%) ±	3.69	7-15-2034	8,500,000	8,327,085
Residential Mortgage Loan Trust Series 2020-1 Class M1 144A±±	3.24	1-26-2060	5,000,000	4,975,737
Residential Mortgage Loan Trust Series 2021-1R Class A2 144A±±	1.10	1-25-2065	1,617,840	1,597,391
SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE Class D ±±	4.39	1-5-2043	1,927,000	1,457,520
Shellpoint Company Originator Trust Series 2016-1 Class B2 144A±±	3.59	11-25-2046	5,403,415	5,328,159
Sound Point CLO Limited Series 2013-2RA Class A1 (3 Month LIBOR +0.95%) 144A±	1.19	4-15-2029	2,730,815	2,718,076
Sound Point CLO Limited Series 2015-1RA Class BR (3 Month LIBOR +1.55%) 144A±	1.79	4-15-2030	10,340,000	10,186,492
Starwood Mortgage Residential Trust Series 2019-INV1 Class A1 144A±±	2.61	9-27-2049	376,089	377,462
Starwood Mortgage Residential Trust Series 2021-6 Class A1 144A±±	1.92	11-25-2066	2,552,651	2,492,741
Towd Point Mortgage Trust Series 2015-1 Class A3 144A±±	3.25	10-25-2053	1,836,509	1,841,031
Towd Point Mortgage Trust Series 2015-2 Class 1M2 144A±±	3.32	11-25-2060	4,530,000	4,585,964
Towd Point Mortgage Trust Series 2017-4 Class A1 144A±±	2.75	6-25-2057	1,103,338	1,107,318
Towd Point Mortgage Trust Series 2019-4 Class M1 144A±±	3.50	10-25-2059	4,000,000	4,062,638
Towd Point Mortgage Trust Series 2019-4 Class M2 144A±±	3.75	10-25-2059	3,680,000	3,777,141
Towd Point Mortgage Trust Series 2019-MH1 Class A1 144A±±	3.00	11-25-2058	835,654	840,003
UBS Commercial Mortgage Trust Series 2017-C5 Class A5	3.47	11-15-2050	1,140,000	1,177,250
UBS Commercial Mortgage Trust Series 2018-NYCH Class A (1 Month LIBOR +0.85%) 144A±	1.04	2-15-2032	2,545,036	2,523,755
Verus Securitization Trust Series 2021-R3 Class A1 144A±±	1.02	4-25-2064	3,425,239	3,386,446
Voya CLO Limited Series 2015-2A Class AR (3 Month LIBOR +0.97%) 144A±	1.23	7-23-2027	2,007,133	1,995,811
Voya CLO Limited Series 2017-1A (3 Month LIBOR +1.90%) 144A±	2.14	4-17-2030	4,500,000	4,460,202
The accompanying notes are an integral part of these financial statements.

Allspring Core Plus Bond Fund  |  25

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
Westgate Resorts Series 2022-1A Class C	2.49%	8-20-2036	$16,655,629	$ 16,435,683
ZAIS CLO Limited Series 2017-1A (3 Month LIBOR +2.65%) 144A±	2.89	7-15-2029	7,450,000	7,381,579
Total Non-agency mortgage-backed securities (Cost $328,969,515)				324,445,296
U.S. Treasury securities: 21.82%
U.S. Treasury Bond	1.63	11-15-2050	2,360,000	2,067,766
U.S. Treasury Bond ##	1.88	2-15-2051	27,125,000	25,251,680
U.S. Treasury Bond	2.25	8-15-2049	2,870,000	2,893,879
U.S. Treasury Bond	2.38	11-15-2049	2,105,000	2,182,622
U.S. Treasury Note «	0.88	1-31-2024	39,130,000	38,706,601
U.S. Treasury Note	1.13	1-15-2025	1,810,000	1,784,405
U.S. Treasury Note	1.25	6-30-2028	3,940,000	3,805,486
U.S. Treasury Note ##	1.38	11-15-2031	74,715,000	71,621,332
U.S. Treasury Note ##	1.50	1-31-2027	198,255,000	195,916,210
U.S. Treasury Note	1.75	1-31-2029	17,235,000	17,146,132
U.S. Treasury Note	1.88	2-15-2032	77,185,000	77,474,444
U.S. Treasury Note	1.88	11-15-2051	47,280,000	44,110,763
U.S. Treasury Note	2.00	11-15-2041	15,295,000	14,642,573
U.S. Treasury Note	2.00	8-15-2051	12,675,000	12,158,098
U.S. Treasury Note	2.25	2-15-2052	9,170,000	9,341,938
U.S. Treasury Note	2.38	5-15-2051	18,970,000	19,779,930
Total U.S. Treasury securities (Cost $541,072,354)				538,883,859
Yankee corporate bonds and notes: 11.77%
Communication services: 0.19%
Diversified telecommunication services: 0.07%
Telefonica Emisiones SAU	5.21	3-8-2047	1,485,000	1,614,325
Interactive media & services: 0.12%
Tencent Holdings Limited 144A	3.68	4-22-2041	3,250,000	2,999,470
Consumer discretionary: 0.98%
Automobiles: 0.13%
Nissan Motor Company 144A	4.81	9-17-2030	2,961,000	3,103,793
Hotels, restaurants & leisure: 0.47%
GENM Capital Labuan Limited	3.88	4-19-2031	7,900,000	7,215,702
Royal Caribbean Group	4.25	6-15-2023	3,400,000	4,356,420
				11,572,122
Internet & direct marketing retail: 0.38%
Alibaba Group Holding	3.15	2-9-2051	4,135,000	3,318,054
Prosus NV 144A	3.83	2-8-2051	3,000,000	2,267,917
Prosus NV 144A	4.03	8-3-2050	1,565,000	1,233,067
Prosus NV 144A	4.99	1-19-2052	3,000,000	2,670,095
				9,489,133
Consumer staples: 0.19%
Food products: 0.19%
Agrospuer SA 144A	4.60	1-20-2032	2,050,000	1,998,750
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Core Plus Bond Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Food products (continued)
JBS USA LLC 144A	6.50%	4-15-2029	$1,260,000	$ 1,341,963
JBS USA LLC 144A	6.75	2-15-2028	1,260,000	1,326,163
				4,666,876
Energy: 1.20%
Oil, gas & consumable fuels: 1.20%
BP Capital Markets plc (5 Year Treasury Constant Maturity +4.40%) ʊ±	4.88	3-22-2030	4,950,000	4,905,945
Comision Federal de Electricidad 144A«	3.35	2-9-2031	4,815,000	4,273,361
Galaxy Pipeline Assets Company 144A	2.16	3-31-2034	4,995,000	4,643,406
Petroleos Mexicanos SA 144A	6.70	2-16-2032	2,650,000	2,556,985
Qatar Petroleum 144A	3.13	7-12-2041	6,000,000	5,640,768
TransCanada PipeLines Limited	4.63	3-1-2034	7,000,000	7,634,028
				29,654,493
Financials: 7.40%
Banks: 3.72%
ABN AMRO Bank NV 144A	4.75	7-28-2025	1,800,000	1,893,600
African Export Import Bank 144A	3.80	5-17-2031	2,600,000	2,527,200
Banco de Bogota SA 144A	6.25	5-12-2026	1,400,000	1,404,781
Banco de Chile 144A	2.99	12-9-2031	6,435,000	6,024,769
Banco del Estado de Chile 144A	2.70	1-9-2025	3,680,000	3,679,689
Banco do Brasil SA 144A	4.63	1-15-2025	2,415,000	2,475,556
Banco do Brasil SA 144A	4.88	1-11-2029	3,425,000	3,442,159
Banco General SA 144A	4.13	8-7-2027	5,625,000	5,760,956
Banco Industrial SA (5 Year Treasury Constant Maturity +4.44%) 144A±	4.88	1-29-2031	1,500,000	1,459,500
Banco Internacional del Peru 144A	3.25	10-4-2026	1,600,000	1,590,016
Banco Mercantil del Norte SA (5 Year Treasury Constant Maturity +4.64%) 144Aʊ±	5.88	1-24-2027	4,250,000	3,916,375
Banco Mercantil del Norte SA (5 Year Treasury Constant Maturity +4.97%) 144Aʊ±	6.75	9-27-2024	1,565,000	1,541,525
Banco Safra SA 144A	4.13	2-8-2023	1,695,000	1,718,391
Banco Santander (1 Year Treasury Constant Maturity +0.45%) ʊ±	0.70	6-30-2024	9,000,000	8,844,400
Banco Santander Mexico (5 Year Treasury Constant Maturity +3.00%) 144A±	5.95	10-1-2028	1,700,000	1,734,017
Banque Ouest Africaine de Developpement 144A	5.00	7-27-2027	2,520,000	2,609,107
BNP Paribas (U.S. SOFR +1.00%) 144A±	1.32	1-13-2027	5,455,000	5,128,170
Danske Bank 144A	5.38	1-12-2024	1,705,000	1,795,831
Deutsche Bank AG (USD ICE Swap Rate 11:00am NY 5 Year +2.55%) ±	4.88	12-1-2032	1,750,000	1,768,451
HSBC Holdings plc (U.S. SOFR +0.71%) ±	0.98	5-24-2025	4,200,000	4,059,628
Itau Unibanco Holding SA 144A	3.25	1-24-2025	3,510,000	3,495,083
Macquire Bank Limited (5 Year Treasury Constant Maturity +1.70%) 144A±	3.05	3-3-2036	7,875,000	7,337,185
National Australia Bank (5 Year Treasury Constant Maturity +1.70%) 144A±	3.35	1-12-2037	7,835,000	7,478,155
NatWest Markets plc 144A	1.60	9-29-2026	4,000,000	3,800,883
Perrigo Finance plc	4.90	12-15-2044	1,500,000	1,390,651
The accompanying notes are an integral part of these financial statements.

Allspring Core Plus Bond Fund  |  27

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Banks (continued)
Unicredit SpA (5 Year Treasury Constant Maturity +4.75%) 144A±	5.46%	6-30-2035	$3,000,000	$ 2,989,071
Westpac Banking Corporation	2.96	11-16-2040	2,160,000	1,911,650
				91,776,799
Capital markets: 0.91%
Credit Suisse Group AG (U.S. SOFR +1.73%) 144A±	3.09	5-14-2032	2,695,000	2,555,465
Credit Suisse Group AG (U.S. SOFR +0.98%) 144A±	1.31	2-2-2027	3,000,000	2,780,546
Credit Suisse Group AG (5 Year Treasury Constant Maturity +4.89%) 144Aʊ±	5.25	2-11-2027	3,500,000	3,328,325
Credit Suisse Group Funding Limited (3 Month LIBOR +1.20%) 144A±	3.00	12-14-2023	1,485,000	1,497,428
UBS Group AG (1 Year Treasury Constant Maturity +0.85%) 144A±	1.49	8-10-2027	5,800,000	5,470,654
UBS Group AG (5 Year Treasury Constant Maturity +3.40%) 144A±	4.88	12-31-2049	3,940,000	3,809,586
UBS Group Funding Switzerland AG 144A	3.49	5-23-2023	1,165,000	1,170,119
UBS Group Funding Switzerland AG (USD Swap Semi Annual (vs. 6 Month LIBOR) 5 Year +4.87%) ±	7.00	12-29-2049	1,650,000	1,753,125
				22,365,248
Consumer finance: 0.49%
JBS Finance Luxembourg Company 144A	2.50	1-15-2027	4,285,000	4,027,943
Nissan Motor Acceptance Corporation 144A	2.65	7-13-2022	1,843,000	1,851,004
Unifin Financiera SAB de CV 144A«	9.88	1-28-2029	2,350,000	1,504,000
Vale Overseas Limited Company	3.75	7-8-2030	4,850,000	4,799,075
				12,182,022
Diversified financial services: 1.33%
AerCap Ireland Capital Designated Activity Company / AerCap Global Aviation Trust	2.45	10-29-2026	9,515,000	9,179,856
Avolon Holdings Funding Limited 144A	2.75	2-21-2028	2,000,000	1,886,225
Avolon Holdings Funding Limited 144A	5.50	1-15-2026	2,515,000	2,677,519
Banco Bradesco 144A	4.38	3-18-2027	3,200,000	3,228,032
Brookfield Finance Incorporated	3.50	3-30-2051	2,865,000	2,630,341
Brookfield Finance Incorporated	3.90	1-25-2028	5,400,000	5,670,096
Cellnex Finance Company 144A	3.88	7-7-2041	4,120,000	3,440,571
Corporacion Financiera de Desarrollo SA (3 Month LIBOR +5.61%) 144A±	5.25	7-15-2029	1,185,000	1,180,272
DAE Funding LLC 144A	3.38	3-20-2028	3,205,000	3,081,120
				32,974,032
Insurance: 0.85%
Nippon Life Insurance (5 Year Treasury Constant Maturity +2.65%) 144A±	2.75	1-21-2051	4,595,000	4,177,498
Nippon Life Insurance (5 Year Treasury Constant Maturity +2.60%) 144A±	2.90	9-16-2051	2,000,000	1,810,592
Sompo International Holdings Limited	7.00	7-15-2034	1,330,000	1,705,163
Swiss Re Finance (Luxembourg) SA (5 Year Treasury Constant Maturity +3.58%) 144A±	5.00	4-2-2049	10,700,000	11,329,053
Validus Holdings Limited	8.88	1-26-2040	1,210,000	1,907,139
				20,929,445
The accompanying notes are an integral part of these financial statements.

28  |  Allspring Core Plus Bond Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Thrifts & mortgage finance: 0.10%
Nationwide Building Society (USD ICE Swap Rate 11:00am NY 5 Year +1.85%) 144A±	4.13%	10-18-2032	$2,500,000	$ 2,568,075
Health care: 0.06%
Pharmaceuticals: 0.06%
Bausch Health Companies Incorporated 144A	5.25	1-30-2030	2,000,000	1,612,500
Industrials: 0.36%
Airlines: 0.20%
Air Canada Pass-Through Trust Series 2020-1 Class C 144A	10.50	7-15-2026	4,000,000	4,865,777
Trading companies & distributors: 0.14%
Carlyle Aviation Elevate Merger Subsidiary Limited 144A	7.00	10-15-2024	3,600,000	3,401,100
Transportation infrastructure: 0.02%
Mexico City Airport Trust 144A	5.50	7-31-2047	570,000	511,983
Information technology: 0.76%
Communications equipment: 0.35%
Ericsson LM	4.13	5-15-2022	8,699,000	8,732,665
Semiconductors & semiconductor equipment: 0.41%
Renesas Electronics Corporation 144A	2.17	11-25-2026	10,455,000	10,035,991
Materials: 0.33%
Chemicals: 0.33%
Syngenta Finance NV 144A	4.44	4-24-2023	8,000,000	8,169,890
Utilities: 0.30%
Electric utilities: 0.15%
Comision Federal de Electricidad 144A	3.88	7-26-2033	2,985,000	2,648,471
Electricite de France SA 144A	4.95	10-13-2045	1,130,000	1,187,310
				3,835,781
Independent power & renewable electricity producers: 0.15%
Colbun SA 144A	3.15	1-19-2032	3,900,000	3,620,760
Total Yankee corporate bonds and notes (Cost $302,839,409)				290,682,280
Yankee government bonds: 1.97%
Bermuda 144A	3.38	8-20-2050	1,080,000	1,005,750
Dominican Republic 144A	4.50	1-30-2030	1,000,000	925,010
Dominican Republic 144A	4.88	9-23-2032	1,800,000	1,638,018
Dominican Republic 144A	5.50	2-22-2029	800,000	795,528
Provincia de Cordoba 144Aøø	6.88	12-10-2025	1,781,310	1,326,542
Provincia de Santa Fe 144A	7.00	3-23-2023	2,000,000	1,840,000
Republic of Argentina øø	0.50	7-9-2030	1,703,981	543,570
Republic of Argentina	1.00	7-9-2029	206,310	68,068
Republic of Argentina øø	1.13	7-9-2035	1,817,118	537,867
Republic of Kenya 144A	8.25	2-28-2048	750,000	647,625
Republic of Panama	4.50	1-19-2063	5,000,000	4,753,300
Republic of Paraguay 144A	5.40	3-30-2050	1,750,000	1,723,768
The accompanying notes are an integral part of these financial statements.

Allspring Core Plus Bond Fund  |  29

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Yankee government bonds (continued)
Republic of Peru	2.78%	1-23-2031	$3,975,000	$ 3,755,858
Republic of Senegal 144A«	6.25	5-23-2033	750,000	695,640
State of Israel	5.50	9-18-2033	13,050,000	17,381,297
Sultanate of Oman 144A	6.25	1-25-2031	1,700,000	1,763,546
Ukraine 144A	7.38	9-25-2032	1,200,000	384,300
United Mexican States	4.28	8-14-2041	9,565,000	8,978,570
Total Yankee government bonds (Cost $53,308,660)				48,764,257

Short-term investments: 8.27%
Commercial paper: 3.12%
Corporación Andina de Fomento 144A☼	0.00	3-1-2022	10,000,000	9,999,981
Corporación Andina de Fomento 144A☼	0.29	5-3-2022	10,000,000	9,994,507
HSBC USA Incorporated 144A☼	0.35	4-1-2022	22,000,000	21,994,955
NatWest Markets plc 144A☼	0.32	4-21-2022	15,000,000	14,988,148
Walt Disney Company 144A☼	0.20	6-30-2022	10,000,000	9,976,718
Walt Disney Company 144A☼	0.24	3-31-2022	10,000,000	9,998,657
				76,952,966

		Yield	Shares
Investment companies: 5.15%
Allspring Government Money Market Fund Select Class ♠∞##		0.03	88,560,041	88,560,041
Securities Lending Cash Investments LLC ♠∩∞		0.11	38,692,605	38,692,605
				127,252,646
Total Short-term investments (Cost $204,224,933)				204,205,612
Total investments in securities (Cost $2,920,393,224)	115.95%			2,864,095,048
Other assets and liabilities, net	(15.95)			(394,021,705)
Total net assets	100.00%			$2,470,073,343

±	Variable rate investment. The rate shown is the rate in effect at period end.
##	All or a portion of this security is segregated for when-issued securities and unfunded loans.
†	Non-income-earning security
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
‡	Security is valued using significant unobservable inputs.
<	All or a portion of the position represents an unfunded loan commitment. The rate represents the current interest rate if the loan is partially funded.
¤	The security is issued in zero coupon form with no periodic interest payments.
±±	The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.
♀	Investment in an interest-only security that entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.
☼	Zero coupon security. The rate represents the current yield to maturity.
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
%%	The security is purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.

30  |  Allspring Core Plus Bond Fund

Portfolio of investments—February 28, 2022 (unaudited)

Abbreviations:
AGM	Assured Guaranty Municipal
Ambac	Ambac Financial Group Incorporated
BRL	Brazilian real
CAB	Capital appreciation bond
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General obligation
HEFAR	Higher Education Facilities Authority Revenue
HUF	Hungarian forint
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
STRIPS	Separate trading of registered interest and principal securities
TVA	Tennessee Valley Authority
ZAR	South African rand
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$187,588,322	$804,888,825	$(903,917,106)	$0	$0	$ 88,560,041	88,560,041	$ 17,724
Securities Lending Cash Investments LLC	5,572,383	113,055,417	(79,935,195)	0	0	38,692,605	38,692,605	2,120 #
				$0	$0	$127,252,646		$19,844

#	Amount shown represents income before fees and rebates.
Forward foreign currency contracts
Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses
86,944,988 USD	76,800,000 EUR	Citibank NA	3-31-2022	$ 729,694	$ 0
10,770,388 USD	172,500,000 ZAR	Citibank NA	3-31-2022	0	(407,500)
				$729,694	$(407,500)
The accompanying notes are an integral part of these financial statements.

Allspring Core Plus Bond Fund  |  31

Portfolio of investments—February 28, 2022 (unaudited)

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
10-Year U.S. Treasury Notes	60	6-21-2022	$ 7,642,602	$ 7,646,250	$ 3,648	$ 0
U.S. Long Term Bonds	68	6-21-2022	10,469,463	10,654,750	185,287	0
U.S. Ultra Treasury Bonds	110	6-21-2022	20,128,479	20,453,125	324,646	0
2-Year U.S. Treasury Notes	1,024	6-30-2022	219,666,192	220,391,999	725,807	0
Short
Euro-BOBL Futures	(182)	3-8-2022	(27,397,810)	(26,908,334)	489,476	0
Euro-Bund Futures	(230)	3-8-2022	(45,021,628)	(43,077,517)	1,944,111	0
Euro-Schatz Futures	(67)	3-8-2022	(8,428,402)	(8,413,107)	15,295	0
10-Year Ultra Futures	(653)	6-21-2022	(91,138,207)	(92,287,266)	0	(1,149,059)
5-Year U.S. Treasury Notes	(142)	6-30-2022	(16,679,138)	(16,795,938)	0	(116,800)
					$3,688,270	$(1,265,859)
Centrally cleared credit default swap contracts
Reference index	Fixed rate received	Payment frequency	Maturity date	Notional amount		Value	Premiums paid (received)	Unrealized gains	Unrealized losses
Sell Protection
Markit iTraxx Europe Crossover	5.00%	Quarterly	6-20-2026	EUR	4,000,000	$314,399	$489,267	$0	$(174,868)
The accompanying notes are an integral part of these financial statements.

32  |  Allspring Core Plus Bond Fund

Statement of assets and liabilities—February 28, 2022 (unaudited)

Assets
Investments in unaffiliated securities (including $37,928,352 of securities loaned), at value (cost $2,793,140,578)	$ 2,736,842,402
Investments in affiliated securities, at value (cost $127,252,646)	127,252,646
Cash due from broker	4,142,705
Segregated cash for forward foreign currency contracts	920,117
Cash at broker segregated for futures contracts	4,711,000
Segregated cash for swap contracts	312,603
Foreign currency, at value (cost $2,362,003)	2,469,132
Receivable for interest	13,174,525
Receivable for Fund shares sold	8,033,379
Receivable for investments sold	5,993,080
Receivable for daily variation margin on open futures contracts	1,324,446
Unrealized gains on forward foreign currency contracts	729,694
Receivable for securities lending income, net	5,013
Principal paydown receivable	759
Prepaid expenses and other assets	217,234
Total assets	2,906,128,735
Liabilities
Payable for when-issued transactions	369,027,625
Payable upon receipt of securities loaned	38,602,605
Payable for investments purchased	17,009,660
Payable for Fund shares redeemed	7,852,897
Payable for daily variation margin on open futures contracts	1,643,558
Overdraft due to custodian bank	791,036
Management fee payable	476,856
Unrealized losses on forward foreign currency contracts	407,500
Administration fees payable	171,246
Distribution fee payable	22,370
Payable for daily variation margin on centrally cleared swaps	15,503
Accrued expenses and other liabilities	34,536
Total liabilities	436,055,392
Total net assets	$2,470,073,343
Net assets consist of
Paid-in capital	$ 2,542,934,697
Total distributable loss	(72,861,354)
Total net assets	$2,470,073,343
Computation of net asset value and offering price per share
Net assets – Class A	$ 271,338,189
Shares outstanding – Class A1	21,236,374
Net asset value per share – Class A	$12.78
Maximum offering price per share – Class A2	$13.38
Net assets – Class C	$ 38,400,525
Shares outstanding – Class C1	3,008,192
Net asset value per share – Class C	$12.77
Net assets – Class R6	$ 126,960,266
Shares outstanding – Class R6[1]	9,921,515
Net asset value per share – Class R6	$12.80
Net assets – Administrator Class	$ 179,690,313
Shares outstanding – Administrator Class[1]	14,091,152
Net asset value per share – Administrator Class	$12.75
Net assets – Institutional Class	$ 1,853,684,050
Shares outstanding – Institutional Class[1]	144,910,340
Net asset value per share – Institutional Class	$12.79
[1]	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

Allspring Core Plus Bond Fund  |  33

Statement of assets and liabilities—February 28, 2022 (unaudited)
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

34  |  Allspring Core Plus Bond Fund

Statement of operations—six months ended February 28, 2022 (unaudited)

Investment income
Interest (net of foreign withholding taxes of $8,169)	$ 28,742,975
Dividends	64,235
Income from affiliated securities	42,019
Total investment income	28,849,229
Expenses
Management fee	5,095,566
Administration fees
Class A	234,767
Class C	31,340
Class R6	16,241
Administrator Class	93,464
Institutional Class	730,786
Shareholder servicing fees
Class A	366,824
Class C	48,968
Administrator Class	233,661
Distribution fee
Class C	146,904
Custody and accounting fees	42,890
Professional fees	42,688
Registration fees	76,784
Shareholder report expenses	50,840
Trustees’ fees and expenses	9,592
Other fees and expenses	17,407
Total expenses	7,238,722
Less: Fee waivers and/or expense reimbursements
Fund-level	(1,616,576)
Class A	(12,019)
Class C	(2)
Administrator Class	(36,078)
Net expenses	5,574,047
Net investment income	23,275,182
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(18,318,595)
Forward foreign currency contracts	4,661,296
Futures contracts	(3,524,576)
Swap contracts	(353,349)
Net realized losses on investments	(17,535,224)
Net change in unrealized gains (losses) on
Unaffiliated securities	(109,734,799)
Forward foreign currency contracts	(217,661)
Futures contracts	3,894,038
Swap contracts	279,993
Net change in unrealized gains (losses) on investments	(105,778,429)
Net realized and unrealized gains (losses) on investments	(123,313,653)
Net decrease in net assets resulting from operations	$(100,038,471)
The accompanying notes are an integral part of these financial statements.

Allspring Core Plus Bond Fund  |  35

Statement of changes in net assets

	Six months ended February 28, 2022 (unaudited)		Year ended August 31, 2021
Operations
Net investment income		$ 23,275,182		$ 39,804,791
Net realized gains (losses) on investments		(17,535,224)		13,100,292
Net change in unrealized gains (losses) on investments		(105,778,429)		8,104,511
Net increase (decrease) in net assets resulting from operations		(100,038,471)		61,009,594
Distributions to shareholders from
Net investment income and net realized gains
Class A		(4,549,857)		(12,927,846)
Class C		(467,221)		(1,312,280)
Class R6		(1,927,369)		(4,070,527)
Administrator Class		(2,913,972)		(5,658,851)
Institutional Class		(31,677,731)		(62,947,979)
Total distributions to shareholders		(41,536,150)		(86,917,483)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,611,186	21,375,192	7,271,226	98,269,502
Class C	512,908	6,794,257	1,527,005	20,676,856
Class R6	4,240,472	56,308,710	3,510,925	47,375,550
Administrator Class	4,574,433	60,880,534	16,952,734	227,567,012
Institutional Class	48,042,303	636,107,497	98,898,472	1,339,236,932
		781,466,190		1,733,125,852
Reinvestment of distributions
Class A	312,105	4,117,820	887,127	11,996,059
Class C	31,785	418,807	90,527	1,223,603
Class R6	142,772	1,884,013	249,035	3,372,019
Administrator Class	221,222	2,911,970	419,260	5,652,053
Institutional Class	2,251,424	29,721,386	4,273,565	57,812,022
		39,053,996		80,055,756
Payment for shares redeemed
Class A	(3,489,754)	(45,982,787)	(4,548,362)	(61,469,054)
Class C	(470,443)	(6,200,833)	(742,549)	(10,014,815)
Class R6	(1,039,054)	(13,654,687)	(3,218,395)	(43,643,562)
Administrator Class	(11,331,704)	(152,123,408)	(2,570,782)	(34,666,373)
Institutional Class	(36,501,313)	(480,768,407)	(32,694,760)	(439,851,508)
		(698,730,122)		(589,645,312)
Net increase in net assets resulting from capital share transactions		121,790,064		1,223,536,296
Total increase (decrease) in net assets		(19,784,557)		1,197,628,407
Net assets
Beginning of period		2,489,857,900		1,292,229,493
End of period		$2,470,073,343		$2,489,857,900
The accompanying notes are an integral part of these financial statements.

36  |  Allspring Core Plus Bond Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
Class A	Six months ended February 28, 2022 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$13.52	$13.77	$13.09	$12.27	$12.71	$12.70
Net investment income	0.11 [1]	0.24	0.34	0.37	0.34	0.36 [1]
Net realized and unrealized gains (losses) on investments	(0.64)	0.16	0.77	0.80	(0.45)	(0.01)
Total from investment operations	(0.53)	0.40	1.11	1.17	(0.11)	0.35
Distributions to shareholders from
Net investment income	(0.10)	(0.27)	(0.36)	(0.35)	(0.33)	(0.33)
Net realized gains	(0.11)	(0.38)	(0.07)	0.00	0.00	(0.01)
Total distributions to shareholders	(0.21)	(0.65)	(0.43)	(0.35)	(0.33)	(0.34)
Net asset value, end of period	$12.78	$13.52	$13.77	$13.09	$12.27	$12.71
Total return[2]	(4.00)%	3.00%	8.72%	9.74%	(0.84)%	2.78%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.85%	0.88%	0.91%	0.92%	0.93%
Net expenses	0.71%	0.72%	0.72%	0.73%	0.73%	0.76%
Net investment income	1.64%	1.90%	2.60%	2.99%	2.63%	2.88%
Supplemental data
Portfolio turnover rate	132%	194%	130%	89%	148%	199%
Net assets, end of period (000s omitted)	$271,338	$308,270	$264,366	$245,879	$229,688	$255,668

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Core Plus Bond Fund  |  37

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
Class C	Six months ended February 28, 2022 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$13.51	$13.77	$13.09	$12.26	$12.71	$12.70
Net investment income	0.06	0.14	0.23	0.28	0.23	0.26
Net realized and unrealized gains (losses) on investments	(0.64)	0.15	0.78	0.81	(0.44)	(0.01)
Total from investment operations	(0.58)	0.29	1.01	1.09	(0.21)	0.25
Distributions to shareholders from
Net investment income	(0.05)	(0.17)	(0.26)	(0.26)	(0.24)	(0.23)
Net realized gains	(0.11)	(0.38)	(0.07)	0.00	0.00	(0.01)
Total distributions to shareholders	(0.16)	(0.55)	(0.33)	(0.26)	(0.24)	(0.24)
Net asset value, end of period	$12.77	$13.51	$13.77	$13.09	$12.26	$12.71
Total return[1]	(4.36)%	2.16%	7.85%	8.91%	(1.66)%	2.01%
Ratios to average net assets (annualized)
Gross expenses	1.59%	1.60%	1.63%	1.66%	1.67%	1.68%
Net expenses	1.46%	1.48%	1.48%	1.48%	1.48%	1.51%
Net investment income	0.88%	1.13%	1.85%	2.25%	1.89%	2.12%
Supplemental data
Portfolio turnover rate	132%	194%	130%	89%	148%	199%
Net assets, end of period (000s omitted)	$38,401	$39,628	$28,342	$18,195	$20,550	$19,036

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

38  |  Allspring Core Plus Bond Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
Class R6	Six months ended February 28, 2022 (unaudited)	2021	2020	2019	2018	2017 [1]
Net asset value, beginning of period	$13.54	$13.79	$13.11	$12.28	$12.73	$12.59
Net investment income	0.13 [2]	0.30	0.39 [2]	0.41	0.39	0.33 [2]
Net realized and unrealized gains (losses) on investments	(0.64)	0.15	0.77	0.82	(0.46)	0.12
Total from investment operations	(0.51)	0.45	1.16	1.23	(0.07)	0.45
Distributions to shareholders from
Net investment income	(0.12)	(0.32)	(0.41)	(0.40)	(0.38)	(0.30)
Net realized gains	(0.11)	(0.38)	(0.07)	0.00	0.00	(0.01)
Total distributions to shareholders	(0.23)	(0.70)	(0.48)	(0.40)	(0.38)	(0.31)
Net asset value, end of period	$12.80	$13.54	$13.79	$13.11	$12.28	$12.73
Total return[3]	(3.81)%	3.37%	9.10%	10.14%	(0.55)%	3.64%
Ratios to average net assets (annualized)
Gross expenses	0.47%	0.47%	0.50%	0.53%	0.54%	0.55%
Net expenses	0.33%	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	2.03%	2.28%	2.98%	3.36%	3.05%	3.12%
Supplemental data
Portfolio turnover rate	132%	194%	130%	89%	148%	199%
Net assets, end of period (000s omitted)	$126,960	$89,048	$83,260	$62,522	$45,159	$31,451

[1]	For the period from October 31, 2016 (commencement of class operations) to August 31, 2017
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Core Plus Bond Fund  |  39

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
Administrator Class	Six months ended February 28, 2022 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$13.49	$13.75	$13.07	$12.25	$12.69	$12.68
Net investment income	0.11	0.26	0.35	0.38	0.35	0.37
Net realized and unrealized gains (losses) on investments	(0.63)	0.14	0.77	0.81	(0.44)	(0.01)
Total from investment operations	(0.52)	0.40	1.12	1.19	(0.09)	0.36
Distributions to shareholders from
Net investment income	(0.11)	(0.28)	(0.37)	(0.37)	(0.35)	(0.34)
Net realized gains	(0.11)	(0.38)	(0.07)	0.00	0.00	(0.01)
Total distributions to shareholders	(0.22)	(0.66)	(0.44)	(0.37)	(0.35)	(0.35)
Net asset value, end of period	$12.75	$13.49	$13.75	$13.07	$12.25	$12.69
Total return[1]	(3.96)%	3.04%	8.85%	9.88%	(0.74)%	2.90%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.79%	0.82%	0.85%	0.86%	0.87%
Net expenses	0.61%	0.62%	0.62%	0.62%	0.62%	0.66%
Net investment income	1.73%	1.95%	2.71%	3.07%	2.74%	2.97%
Supplemental data
Portfolio turnover rate	132%	194%	130%	89%	148%	199%
Net assets, end of period (000s omitted)	$179,690	$278,294	$80,099	$57,316	$32,241	$41,806

[1]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

40  |  Allspring Core Plus Bond Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
Institutional Class	Six months ended February 28, 2022 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$13.53	$13.79	$13.11	$12.28	$12.72	$12.71
Net investment income	0.13	0.29	0.38	0.39	0.37 [1]	0.38
Net realized and unrealized gains (losses) on investments	(0.64)	0.14	0.77	0.83	(0.44)	0.01
Total from investment operations	(0.51)	0.43	1.15	1.22	(0.07)	0.39
Distributions to shareholders from
Net investment income	(0.12)	(0.31)	(0.40)	(0.39)	(0.37)	(0.37)
Net realized gains	(0.11)	(0.38)	(0.07)	0.00	0.00	(0.01)
Total distributions to shareholders	(0.23)	(0.69)	(0.47)	(0.39)	(0.37)	(0.38)
Net asset value, end of period	$12.79	$13.53	$13.79	$13.11	$12.28	$12.72
Total return[2]	(3.84)%	3.24%	9.05%	10.17%	(0.52)%	3.10%
Ratios to average net assets (annualized)
Gross expenses	0.51%	0.52%	0.55%	0.58%	0.59%	0.60%
Net expenses	0.38%	0.40%	0.40%	0.40%	0.40%	0.44%
Net investment income	1.97%	2.19%	2.92%	3.29%	3.00%	3.17%
Supplemental data
Portfolio turnover rate	132%	194%	130%	89%	148%	199%
Net assets, end of period (000s omitted)	$1,853,684	$1,774,619	$836,162	$524,743	$264,292	$163,387

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Core Plus Bond Fund  |  41

Notes to financial statements (unaudited)
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Core Plus Bond Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management").
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee.
Swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time

42  |  Allspring Core Plus Bond Fund

Notes to financial statements (unaudited)
each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund's maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Allspring Core Plus Bond Fund  |  43

Notes to financial statements (unaudited)
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Swap contracts
Swap contracts are agreements between the Fund and a counterparty to exchange a series of cash flows over a specified period. Swap agreements are privately negotiated contracts between the Fund that are entered into as bilateral contracts in the over-the-counter market or centrally cleared (“centrally cleared swaps”) with a central clearinghouse.
The Fund entered into centrally cleared swaps. In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Upon entering into a centrally cleared swap, the Fund is required to deposit an initial margin with the broker in the form of cash or securities. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is shown as cash segregated for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). The variation margin is recorded as an unrealized gain (or loss) and shown as daily variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are recorded as realized gains (losses) in the Statement of Operations when the contract is closed.
Credit default swaps
The Fund may enter into credit default swaps for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or a basket of single-name issuers or traded indexes. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the protection seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring).
The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. If the Fund is the buyer of protection and a credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. If the Fund is the seller of protection and a credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates.
By entering into credit default swap contracts, the Fund is exposed to credit risk. In addition, certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements.

44  |  Allspring Core Plus Bond Fund

Notes to financial statements (unaudited)
Mortgage dollar roll transactions
The Fund may engage in mortgage dollar roll transactions through TBA mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for TBA dollar roll transactions as purchases and sales which, as a result, may increase its portfolio turnover rate.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Dividend income is recognized on the ex-dividend date.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of February 28, 2022, the aggregate cost of all investments for federal income tax purposes was $2,915,633,226 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 24,074,851
Gross unrealized losses	(73,043,292)
Net unrealized losses	$(48,968,441)
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Allspring Core Plus Bond Fund  |  45

Notes to financial statements (unaudited)
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of February 28, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$ 0	$ 479,748,690	$ 0	$ 479,748,690
Asset-backed securities	0	208,919,866	0	208,919,866
Corporate bonds and notes	0	601,793,129	0	601,793,129
Foreign corporate bonds and notes	0	71,032,138	0	71,032,138
Foreign government bonds	0	45,963,436	0	45,963,436
Loans	0	37,920,395	1,518,367	39,438,762
Municipal obligations	0	10,217,723	0	10,217,723
Non-agency mortgage-backed securities	0	324,445,296	0	324,445,296
U.S. Treasury securities	538,883,859	0	0	538,883,859
Yankee corporate bonds and notes	0	290,682,280	0	290,682,280
Yankee government bonds	0	48,764,257	0	48,764,257
Short-term investments
Commercial paper	0	76,952,966	0	76,952,966
Investment companies	127,252,646	0	0	127,252,646
	666,136,505	2,196,440,176	1,518,367	2,864,095,048
Forward foreign currency contracts	0	729,694	0	729,694
Futures contracts	3,688,270	0	0	3,688,270
Total assets	$669,824,775	$2,197,169,870	$1,518,367	$2,868,513,012
Liabilities
Forward foreign currency contracts	$ 0	$ 407,500	$ 0	$ 407,500
Futures contracts	1,265,859	0	0	1,265,859
Swap contracts	0	174,868	0	174,868
Total liabilities	$ 1,265,859	$ 582,368	$ 0	$ 1,848,227
Futures contracts, forward foreign currency contracts and swap contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Portfolio of Investments. For futures contracts and centrally cleared swap contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended February 28, 2022, the Fund had no material transfers into/out of Level 3.

46  |  Allspring Core Plus Bond Fund

Notes to financial statements (unaudited)
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.450%
Next $500 million	0.425
Next $2 billion	0.400
Next $2 billion	0.375
Next $5 billion	0.340
Over $10 billion	0.320
For the six months ended February 28, 2022, the management fee was equivalent to an annual rate of 0.42% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through December 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the

Allspring Core Plus Bond Fund  |  47

Notes to financial statements (unaudited)
caps may be terminated only with the approval of the Board of Trustees. As of February 28, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	0.68%
Class C	1.43
Class R6	0.30
Administrator Class	0.60
Institutional Class	0.35
Prior to January 1, 2022, the Fund's expenses were contractually capped at 0.73% for Class A, 1.48% for Class C, 0.35% for Class R6, 0.62% for Administrator Class, and 0.40% for Institutional Class .
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended February 28, 2022, Allspring Funds Distributor received $4,525 from the sale of Class A shares and $11 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the six months ended February 28, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2022 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$3,250,564,168	$601,295,177	$3,072,918,400	$293,656,684
As of February 28, 2022, the Fund had unfunded loan commitments of $5,912,738.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities

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Notes to financial statements (unaudited)
Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of February 28, 2022, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
BNP Paribas Securities Corporation	$ 193,622	$ (193,622)	$0
Credit Suisse Securities (USA) LLC	2,520,286	(2,520,286)	0
JPMorgan Securities LLC	40,674	(40,674)	0
Nomura Securities International Incorporated	34,569,252	(34,569,252)	0
UBS Securities LLC	604,518	(604,518)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. DERIVATIVE TRANSACTIONS
During the six months ended February 28, 2022, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Fund also entered into forward foreign currency contracts for economic hedging purposes and entered into swap contracts to hedge risks and/or enhance total returns..
The volume of the Fund's derivative activity during the six months ended February 28, 2022 was as follows:
Futures contracts
Average notional balance on long futures	$259,102,288
Average notional balance on short futures	190,395,350
Forward foreign currency contracts
Average contract amounts to buy	$ 21,039,787
Average contract amounts to sell	115,896,527
Swap contracts
Average notional balance	$ 23,103,181
The Fund's swap transactions may contain provisions for early termination in the event the net assets of the Fund declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collateralization of the derivative transactions in net liability positions.
A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.

Allspring Core Plus Bond Fund  |  49

Notes to financial statements (unaudited)
The fair value of derivative instruments as of February 28, 2022 by primary risk type was as follows for the Fund:
	Asset derivatives		Liability derivatives
	Statement of Assets and Liabilities location	Fair value	Statement of Assets and Liabilities location	Fair value
Interest rate risk	Unrealized gains on futures contracts	$ 3,688,270*	Unrealized losses on futures contracts	$ 1,265,859*
Foreign currency risk	Unrealized gains on forward foreign currency contracts	729,694	Unrealized losses on forward foreign currency contracts	407,500
Credit risk	Unrealized gains on swap contracts	0*	Unrealized losses on swap contracts	174,868*
		$4,417,964		$1,848,227
* Amount represents the cumulative unrealized gains (losses) as reported in the tables following the Portfolio of Investments. For futures contracts and centrally cleared swap contracts, only the current day's variation margin as of February 28, 2022 is reported separately on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six months ended February 28, 2022 was as follows:
	Amount of net realized gains (losses) on derivatives
	Forward foreign currency contracts	Futures contracts	Swap contracts	Total
Interest rate risk	$ 0	$ (3,524,576)	$ 0	$(3,524,576)
Credit risk	0	0	(353,349)	(353,349)
Foreign currency risk	4,661,296	0	0	4,661,296
	$4,661,296	$(3,524,576)	$(353,349)	$ 783,371

	Net change in unrealized gains (losses) on derivatives
	Forward foreign currency contracts	Futures contracts	Swap contracts	Total
Interest rate risk	$ 0	$ 3,894,038	$ 0	$ 3,894,038
Foreign currency risk	(217,661)	0	0	(217,661)
Credit risk	0	0	279,993	279,993
	$(217,661)	$3,894,038	$279,993	$3,956,370
For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:

50  |  Allspring Core Plus Bond Fund

Notes to financial statements (unaudited)
Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Citibank NA	$729,694	$(407,500)	$322,194	$0

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Citibank NA	$407,500	$(407,500)	$0	$0
8. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the six months ended February 28, 2022, there were no borrowings by the Fund under the agreement.
9. MARKET RISKS
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted. As of February 28, 2022, the Fund held 0.02% of its total net assets in Russian or Ukrainian securities.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring Core Plus Bond Fund  |  51

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

52  |  Allspring Core Plus Bond Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 138 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Core Plus Bond Fund  |  53

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

54  |  Allspring Core Plus Bond Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Core Plus Bond Fund  |  55

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0322-00359 04-22
SA219/SAR219 02-22

Semi-Annual Report
February 28, 2022
Allspring
Government Securities Fund

The views expressed and any forward-looking statements are as of February 28, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Government Securities Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for Allspring Government Securities Fund for the six-month period that ended February 28, 2022. Global stocks and bonds declined during a challenging period. Despite progress on a global economic recovery from COVID-19, a spike in inflation, concerns regarding anticipated tightening of central bank monetary policy, and turmoil caused by the Russian invasion of Ukraine all led to a retreat from financial market gains made earlier in 2021.
For the six-month period, U.S. stocks, based on the S&P 500 Index,1 returned -2.62%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -6.95%, while the MSCI EM Index (Net) (USD),3 trailed its developed market counterparts with a return of -9.81%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index,4 returned -4.07%, the Bloomberg Global Aggregate ex-USD Index (unhedged),5 returned -6.54%, the Bloomberg Municipal Bond Index6 returned -3.09%, and the ICE BofA U.S. High Yield Index,7 lost 2.96%.
Inflationary concerns caused markets to retreat.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions and worries over rising energy and food prices. Meanwhile, the U.S. Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
October’s key themes continued to be elevated inflation pressures and a supply bottleneck, but strong earnings provided a bright spot. U.S. earnings releases were generally strong and consumer confidence was high. The Fed reaffirmed its plans to stop its quantitative easing by mid-2022. Notably, it still considered elevated inflation figures to be transitory despite rising concerns. Similar to the U.S., the eurozone and many Asian countries saw positive earnings while facing inflation pressures caused by supply bottlenecks and energy price increases amid natural gas shortages. Globally, government bond yields rose as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
“Global markets suffered their broadest retreat in a year during September, with the exception of commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Government Securities Fund

Letter to shareholders (unaudited)
In November, as COVID-19 hospitalizations rose, most major asset classes, domestic and international, declined with two exceptions: U.S. investment-grade bonds and Treasury Inflation-Protected Securities. In the U.S., President Biden signed a long-awaited $550 billion infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain could make that less likely to occur. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, to try to reduce the spread. In the U.S., data indicated that the overall domestic economy remains stable with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds produced monthly positive returns while Treasuries declined. Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, up from previous projections of just one hike.
In January, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. Comments from the Fed suggested a hike in interest rates in March was likely. Meanwhile, Russia, one of the world’s largest oil and gas producers, threatened a potential invasion of Ukraine. Such an invasion could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down for the month, along with global bonds overall. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to uncertainty regarding likely central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and robust growth accompanying higher prices.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
“ The Russian invasion of Ukraine dominated the financial world in February. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Government Securities Fund  |  3

Letter to shareholders (unaudited)
Information on transaction closing.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P. announced the beginning of Allspring Global Investments™ with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management LLC; Galliard Capital Management LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, a privately held asset management firm with $575 billion in AUM1 as of December 31, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family were rebranded as Allspring Funds. Each individual fund had “Wells Fargo” removed from its fund name and replaced with “Allspring.” The fund name changes went into effect on December 6, 2021.
Allspring Global Investments™ is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Portfolio Impacts” for further information.

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of December 31, 2021, assets under management (AUM) includes $91.6 billion from Galliard Capital Management, LLC, an investment advisor that is not part of the Allspring trade name/GIPS firm.

4  |  Allspring Government Securities Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks current income.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Christopher Y. Kauffman, CFA®‡, Michal Stanczyk

Average annual total returns (%) as of February 28, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (SGVDX)	8-31-1999	-7.49	1.01	1.17	-3.13	1.94	1.63	0.90	0.86
Class C (WGSCX)	12-26-2002	-4.86	1.18	0.87	-3.86	1.18	0.87	1.65	1.61
Administrator Class (WGSDX)	4-8-2005	–	–	–	-2.85	2.15	1.85	0.84	0.65
Institutional Class (SGVIX)	8-31-1999	–	–	–	-2.69	2.34	2.02	0.57	0.49
Bloomberg U.S. Aggregate ex Credit Index[3]	–	–	–	–	-2.43	2.24	1.97	–	–
Bloomberg U.S. Government Intermediate Bond Index[4]	–	–	–	–	-2.36	1.87	1.49	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through December 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.85% for Class A, 1.60% for Class C, 0.64% for Administrator Class, and 0.48% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The Bloomberg U.S. Aggregate ex Credit Index is composed of the Bloomberg U.S. Government Index and the Bloomberg U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, and mortgage-backed securities. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Government Intermediate Bond Index is an unmanaged index composed of U.S. government securities with maturities in the one to 10-year range, including securities issued by the U.S. Treasury and U.S. government agencies. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to mortgage- and asset-backed securities risk. The U.S. government guarantee applies to certain underlying securities and not to shares of the Fund. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Government Securities Fund

Performance highlights (unaudited)
Ten largest holdings (%) as of February 28, 2022[1]
FNMA, 2.00%, 3-14-2052	7.57
U.S. Treasury Note, 1.50%, 1-31-2027	6.77
FNMA, 2.50%, 11-25-2051	6.18
U.S. Treasury Note, 1.88%, 2-15-2032	4.20
U.S. Treasury Note, 1.38%, 11-15-2031	3.15
State of Israel, 5.50%, 12-4-2023	2.63
GNMA, 2.50%, 3-21-2052	2.63
STRIPS, 0.00%, 5-15-2039	2.18
Resolution Funding Corporation STRIPS, 0.00%, 1-15-2030	2.15
U.S. Treasury Note, 2.25%, 5-15-2041	1.81
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Portfolio composition as of February 28, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

Allspring Government Securities Fund  |  7

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from September 1, 2021 to February 28, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 9-1-2021	Ending account value 2-28-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 963.93	$4.09	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.63	$4.21	0.84%
Class C
Actual	$1,000.00	$ 960.31	$7.78	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.00	1.60%
Administrator Class
Actual	$1,000.00	$ 965.74	$3.12	0.64%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	$3.21	0.64%
Institutional Class
Actual	$1,000.00	$ 966.51	$2.34	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.41	$2.41	0.48%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

8  |  Allspring Government Securities Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency securities: 74.75%
FHLB	5.63%	3-14-2036	$6,020,000	$ 8,323,628
FHLMC ¤	0.00	3-15-2031	8,855,000	7,283,288
FHLMC ¤	0.00	11-15-2038	1,575,000	1,016,001
FHLMC (30 Day Average U.S. SOFR +0.26%) ±	0.30	7-1-2031	3,013,000	3,013,307
FHLMC (12 Month LIBOR +1.70%) ±	1.96	7-1-2038	650,959	680,540
FHLMC (12 Month LIBOR +1.91%) ±	2.16	9-1-2031	2,520	2,517
FHLMC (12 Month LIBOR +1.91%) ±	2.16	9-1-2031	33,742	33,747
FHLMC (1 Year Treasury Constant Maturity +2.14%) ±	2.27	10-1-2026	62,737	62,732
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.38	6-1-2032	5,220	5,224
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	2.53	7-1-2029	13,994	14,001
FHLMC	3.00	6-1-2050	694,063	704,357
FHLMC	3.00	7-1-2050	1,620,230	1,651,105
FHLMC	3.00	8-1-2050	795,741	811,222
FHLMC	3.00	8-1-2050	3,334,170	3,385,224
FHLMC (3 Year Treasury Constant Maturity +2.27%) ±	3.08	5-1-2026	7,580	7,571
FHLMC (11th District Cost of Funds +1.25%) ±	3.26	7-1-2032	169,127	171,727
FHLMC	3.50	8-1-2045	1,537,568	1,609,584
FHLMC	3.50	11-1-2045	2,670,104	2,792,517
FHLMC	3.50	12-1-2045	1,929,374	2,019,743
FHLMC	3.50	12-1-2045	772,223	810,488
FHLMC	4.00	6-1-2044	1,463,513	1,565,371
FHLMC	4.00	5-1-2049	1,041,572	1,088,610
FHLMC	4.00	9-1-2049	344,959	360,490
FHLMC	4.50	3-1-2042	123,634	134,348
FHLMC	4.50	9-1-2044	1,690,565	1,831,564
FHLMC	4.50	9-1-2049	3,852,670	4,075,185
FHLMC	5.00	6-1-2026	273,895	280,997
FHLMC	5.00	8-1-2040	527,974	588,382
FHLMC	5.50	7-1-2035	1,622,100	1,811,626
FHLMC	5.50	12-1-2038	876,928	981,409
FHLMC	6.00	10-1-2032	13,771	15,620
FHLMC (1 Year Treasury Constant Maturity +2.13%) ±	6.38	1-1-2026	10,298	10,291
FHLMC	6.50	4-1-2022	364	397
FHLMC	6.50	9-1-2028	8,135	8,882
FHLMC	6.50	7-1-2031	1	1
FHLMC	7.00	12-1-2023	529	546
FHLMC	7.00	12-1-2026	210	222
FHLMC	7.00	4-1-2029	743	824
FHLMC	7.00	5-1-2029	3,881	4,305
FHLMC	7.00	4-1-2032	44,703	50,988
FHLMC	7.50	11-1-2031	59,104	63,265
FHLMC	7.50	4-1-2032	121,387	135,429
FHLMC	8.00	8-1-2023	1,101	1,111
FHLMC	8.00	6-1-2024	1,042	1,090
FHLMC	8.00	6-1-2024	1,170	1,175
FHLMC	8.00	6-1-2024	2,170	2,198
FHLMC	8.00	8-1-2026	4,657	5,071
FHLMC	8.00	11-1-2026	5,381	5,861
FHLMC	8.00	11-1-2028	2,749	2,921
FHLMC	8.50	12-1-2025	3,067	3,258
FHLMC	8.50	5-1-2026	517	522
FHLMC	8.50	8-1-2026	2,911	2,924
FHLMC	9.50	9-17-2022	17	17
FHLMC	9.50	4-1-2025	5,641	5,713
The accompanying notes are an integral part of these financial statements.

Allspring Government Securities Fund  |  9

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FHLMC Multifamily Structured Pass-Through Certificates Series KIR2 Class A1	2.75%	3-25-2027	$4,013,055	$ 4,106,167
FHLMC Multifamily Structured Pass-Through Certificates Series KW02 Class A1	2.90	4-25-2026	5,223,179	5,335,382
FHLMC Multifamily Structured Pass-Through Certificates Series KW03 Class A1	2.62	12-25-2026	3,330,176	3,391,378
FHLMC Multifamily Structured Pass-Through Certificates Series K075 Class A2 ±±	3.65	2-25-2028	4,370,000	4,714,886
FHLMC Multifamily Structured Pass-Through Certificates Series KF80 Class AS (30 Day Average U.S. SOFR +0.51%) ±	0.56	6-25-2030	1,594,292	1,596,653
FHLMC Series 2015-SC01 Class 1A	3.50	5-25-2045	381,060	385,580
FHLMC Series 2733 Class FB (1 Month LIBOR +0.60%) ±	0.79	10-15-2033	227,534	231,007
FHLMC Series 3070 Class FT (1 Month LIBOR +0.35%) ±	0.54	11-15-2035	514,461	518,203
FHLMC Series 3614 Class QB	4.00	12-15-2024	486,543	498,316
FHLMC Series 3830 Class FD (1 Month LIBOR +0.36%) ±	0.55	3-15-2041	218,490	219,582
FHLMC Series 3906 Class EA	3.00	5-15-2026	130,523	132,291
FHLMC Series 4057 Class FN (1 Month LIBOR +0.35%) ±	0.54	12-15-2041	160,077	161,314
FHLMC Series 4068 Class FK (1 Month LIBOR +0.30%) ±	0.49	6-15-2040	110,551	111,017
FHLMC Series 4093 Class FB (1 Month LIBOR +0.35%) ±	0.54	7-15-2039	274,893	275,500
FHLMC Series 4159 Class AF (1 Month LIBOR +1.18%) ±	1.37	12-15-2036	195,476	200,934
FHLMC Series 4218 Class DF (1 Month LIBOR +0.25%) ±	0.44	7-15-2042	247,262	247,452
FHLMC Series 4409 Class MA	3.00	1-15-2054	38,120	38,564
FHLMC Series 4604 Class PA	3.00	1-15-2044	314,073	314,771
FHLMC Series 4620 Class AF (1 Month LIBOR +0.44%) ±	0.54	11-15-2042	2,081,385	2,110,354
FHLMC Series K020 Class X1 ♀±±	1.34	5-25-2022	31,792,580	26,528
FHLMC Series K039 Class A2	3.30	7-25-2024	325,000	335,111
FHLMC Series K153 Class A3 ±±	3.12	10-25-2031	160,000	171,087
FHLMC Series KF15 Class A (1 Month LIBOR +0.67%) ±	0.78	2-25-2023	22,287	22,301
FHLMC Series T-15 Class A6 (1 Month LIBOR +0.40%) ±	0.59	11-25-2028	76,150	75,984
FHLMC Series T-35 Class A (1 Month LIBOR +0.28%) ±	0.47	9-25-2031	422,706	419,820
FHLMC Series T-42 Class A6	9.50	2-25-2042	564,199	684,416
FHLMC Series T-55 Class 2A1 ±±	3.04	3-25-2043	264,241	263,449
FHLMC Series T-56 Class A4	6.00	5-25-2043	3,156,199	3,618,930
FHLMC Series T-57 Class 1A1	6.50	7-25-2043	756,386	872,966
FHLMC Series T-57 Class 2A1 ±±	3.43	7-25-2043	1,376,351	1,432,223
FHLMC Series T-62 Class 1A1 (12 Month Treasury Average +1.20%) ±	1.30	10-25-2044	578,422	591,638
FHLMC Series T-67 Class 1A1C ±±	3.03	3-25-2036	521,899	544,963
FHLMC Series T-67 Class 2A1C ±±	3.19	3-25-2036	853,210	905,738
FNMA ¤	0.00	11-15-2030	1,485,000	1,233,546
FNMA ¤	0.00	8-6-2038	6,510,000	4,251,687
FNMA	1.38	7-1-2030	4,084,928	3,852,657
FNMA %%	1.50	3-17-2037	4,785,000	4,656,029
FNMA (11th District Cost of Funds +1.25%) ±	1.64	5-1-2036	472,579	475,482
FNMA	1.65	6-1-2030	1,410,167	1,355,418
FNMA	1.65	7-1-2030	2,406,094	2,300,848
FNMA	1.66	7-1-2032	4,121,531	3,901,518
FNMA	1.97	5-1-2030	4,435,548	4,362,535
FNMA (12 Month LIBOR +1.73%) ±	1.98	9-1-2036	199,048	207,896
FNMA %%	2.00	3-17-2037	10,055,000	9,980,373
FNMA %%	2.00	3-14-2052	50,640,000	48,574,838
FNMA (12 Month LIBOR +1.78%) ±	2.03	8-1-2036	473,295	496,523
FNMA (12 Month LIBOR +1.77%) ±	2.05	7-1-2044	93,052	97,640
FNMA (11th District Cost of Funds +1.25%) ±	2.18	9-1-2027	89,179	90,845
FNMA (1 Year Treasury Constant Maturity +2.23%) ±	2.23	9-1-2031	17,620	17,634
The accompanying notes are an integral part of these financial statements.

10  |  Allspring Government Securities Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	2.27%	9-1-2035	$217,529	$ 229,203
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	2.29	12-1-2040	66,513	69,912
FNMA	2.32	1-1-2026	6,154,261	6,247,873
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	2.32	11-1-2031	72,531	72,525
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	2.33	12-1-2034	158,372	158,599
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	2.34	6-1-2032	70,683	70,887
FNMA	2.35	2-1-2032	2,300,000	2,307,938
FNMA (1 Year Treasury Constant Maturity +2.23%) ±	2.35	12-1-2040	18,864	18,883
FNMA (12 Month LIBOR +1.61%) ±	2.37	5-1-2046	1,233,127	1,264,752
FNMA (12 Month LIBOR +1.62%) ±	2.38	8-1-2050	1,645,215	1,660,674
FNMA (1 Year Treasury Constant Maturity +2.41%) ±	2.50	10-1-2027	50,485	50,509
FNMA	2.50	9-1-2050	420,490	416,837
FNMA %%	2.50	11-25-2051	40,190,000	39,651,517
FNMA (1 Year Treasury Constant Maturity +2.41%) ±	2.51	7-1-2026	17,103	17,101
FNMA	2.51	9-1-2031	5,183,164	5,239,556
FNMA	2.60	12-1-2023	1,869,629	1,889,063
FNMA	2.65	2-1-2032	2,913,238	2,961,468
FNMA	2.65	2-1-2032	2,265,852	2,321,425
FNMA	2.75	9-1-2031	904,761	930,997
FNMA	2.86	7-1-2029	987,774	1,027,678
FNMA (11th District Cost of Funds +1.25%) ±	2.91	5-1-2036	199,899	206,077
FNMA	3.00	5-1-2027	429,041	440,106
FNMA	3.00	6-1-2034	2,911,820	2,997,175
FNMA	3.00	4-1-2045	35,748	36,668
FNMA	3.00	11-1-2045	3,110,025	3,189,851
FNMA	3.00	12-1-2045	7,384,195	7,574,238
FNMA	3.00	12-1-2046	273,905	281,672
FNMA %%	3.00	4-25-2049	4,920,000	4,969,200
FNMA	3.00	8-1-2050	3,870,705	3,921,986
FNMA	3.00	9-1-2050	4,012,832	4,085,027
FNMA	3.02	2-1-2026	5,892,927	6,104,248
FNMA	3.48	3-1-2029	889,272	954,613
FNMA	3.50	4-1-2034	4,834,949	5,015,063
FNMA	3.50	2-1-2043	20,004	21,037
FNMA	3.50	2-1-2045	418,362	437,574
FNMA	3.50	4-1-2045	1,854,368	1,945,721
FNMA	3.50	8-1-2045	173,704	181,411
FNMA	3.50	12-1-2045	652,588	684,571
FNMA	3.50	2-1-2046	748,395	784,979
FNMA %%	3.50	3-14-2052	3,005,000	3,094,680
FNMA	3.63	3-1-2029	378,668	410,519
FNMA	3.77	3-1-2029	960,690	1,049,948
FNMA	3.86	3-1-2029	810,517	889,746
FNMA (6 Month LIBOR +3.13%) ±	3.99	7-1-2033	120,127	120,811
FNMA	4.00	4-1-2046	5,187,114	5,518,100
FNMA	4.00	3-1-2047	1,052,293	1,126,791
FNMA	4.50	1-1-2026	10,856	11,226
FNMA	4.50	10-1-2046	134,628	143,946
FNMA	4.50	9-1-2049	1,167,687	1,235,305
FNMA	5.00	4-1-2023	12,085	12,376
FNMA	5.00	6-1-2023	63,353	64,905
FNMA	5.00	3-1-2034	220,284	244,987
FNMA	5.00	8-1-2040	2,747,024	3,010,543
FNMA	5.00	10-1-2040	260,870	287,481
FNMA	5.00	1-1-2042	214,977	238,979
The accompanying notes are an integral part of these financial statements.

Allspring Government Securities Fund  |  11

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA	5.00%	12-1-2048	$381,054	$ 411,263
FNMA	5.50	11-1-2023	10,473	10,702
FNMA	5.50	1-1-2025	2,980	3,034
FNMA	5.50	1-1-2025	12,497	12,721
FNMA	5.50	9-1-2033	1,037,014	1,157,819
FNMA	5.50	9-1-2033	384,241	428,907
FNMA	5.50	8-1-2035	330,598	370,096
FNMA	5.50	1-1-2037	277,332	310,631
FNMA	5.50	4-1-2040	740,533	828,849
FNMA	6.00	3-1-2024	17,036	18,507
FNMA	6.00	1-1-2028	402,839	438,594
FNMA	6.00	2-1-2035	593,673	635,341
FNMA	6.00	11-1-2037	220,961	252,115
FNMA	6.00	7-1-2038	78,463	89,747
FNMA	6.50	3-1-2028	7,913	8,353
FNMA	6.50	12-1-2029	95,413	104,106
FNMA	6.50	11-1-2031	19,984	21,805
FNMA	6.50	7-1-2036	192,934	217,321
FNMA	6.50	7-1-2036	130,268	145,663
FNMA	7.00	11-1-2026	1,913	2,008
FNMA	7.00	1-1-2032	1,242	1,288
FNMA	7.00	2-1-2032	40,848	46,535
FNMA	7.00	10-1-2032	115,265	130,147
FNMA	7.00	2-1-2034	1,549	1,717
FNMA	7.00	4-1-2034	60,882	67,273
FNMA	7.00	1-1-2036	5,707	6,102
FNMA	7.50	9-1-2031	41,376	45,769
FNMA	7.50	2-1-2032	19,009	21,118
FNMA	7.50	10-1-2037	453,507	531,288
FNMA	8.00	5-1-2027	18,258	18,424
FNMA	8.00	6-1-2028	702	712
FNMA	8.00	2-1-2030	20,820	21,127
FNMA	8.00	7-1-2031	444,693	488,044
FNMA	8.50	8-1-2024	1,751	1,757
FNMA	8.50	5-1-2026	36,278	38,321
FNMA	8.50	7-1-2026	9,750	9,864
FNMA	8.50	11-1-2026	2,416	2,450
FNMA	8.50	11-1-2026	17,348	17,423
FNMA	8.50	12-1-2026	53,654	57,876
FNMA	8.50	12-1-2026	7,927	8,527
FNMA	8.50	2-1-2027	84	85
FNMA	8.50	3-1-2027	485	505
FNMA	8.50	6-1-2027	30,098	30,552
FNMA	9.00	1-1-2025	6,257	6,425
FNMA	9.00	3-1-2025	1,031	1,035
FNMA	9.00	3-1-2025	243	244
FNMA	9.00	7-1-2028	1,704	1,721
FNMA	9.50	7-1-2028	2,733	2,745
FNMA 2006-50 Class BF (1 Month LIBOR +0.40%) ±	0.59	6-25-2036	574,796	579,128
FNMA 2010-136 Class FA (1 Month LIBOR +0.50%) ±	0.69	12-25-2040	656,420	666,105
FNMA Series 1992-45 Class Z	8.00	4-25-2022	293	293
FNMA Series 2000-T6 Class A2	9.50	11-25-2040	424,208	464,031
FNMA Series 2001-T10 Class A3	9.50	12-25-2041	477,206	547,995
FNMA Series 2001-T12 Class A3	9.50	8-25-2041	129,987	150,693
FNMA Series 2002 Class 5F (1 Month LIBOR +0.35%) ±	0.54	2-25-2032	169,398	169,503
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Government Securities Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA Series 2002-T1 Class A3	7.50%	11-25-2031	$201,816	$ 225,895
FNMA Series 2002-T12 Class A5 ±±	4.25	10-25-2041	558,673	574,856
FNMA Series 2002-T19 Class A1	6.50	7-25-2042	2,558,728	2,882,765
FNMA Series 2002-T5 Class A1 (1 Month LIBOR +0.24%) ±	0.43	5-25-2032	99,514	99,364
FNMA Series 2002-T6 Class A1	6.50	7-25-2042	970,706	1,100,666
FNMA Series 2002-W4 Class A4	6.25	5-25-2042	361,800	403,242
FNMA Series 2003-T2 Class A1 (1 Month LIBOR +0.14%) ±	0.38	3-25-2033	1,011,342	1,006,438
FNMA Series 2003-W09 Class A (1 Month LIBOR +0.12%) ±	0.35	6-25-2033	57,490	56,580
FNMA Series 2003-W1 Class 1A1 ±±	4.97	12-25-2042	483,584	507,490
FNMA Series 2003-W11 Class A1 ±±	2.99	6-25-2033	28,979	29,373
FNMA Series 2003-W3 Class 1A4 ±±	3.50	8-25-2042	1,428,818	1,479,965
FNMA Series 2003-W5 Class A (1 Month LIBOR +0.11%) ±	0.30	4-25-2033	173,317	169,524
FNMA Series 2003-W6 Class 6A ±±	3.12	8-25-2042	700,950	718,909
FNMA Series 2003-W6 Class PT4 ±±	8.17	10-25-2042	845,850	997,916
FNMA Series 2003-W8 Class PT1 ±±	8.52	12-25-2042	315,377	353,280
FNMA Series 2004-T1 Class 1A2	6.50	1-25-2044	239,638	268,563
FNMA Series 2004-W01 Class 2A2	7.00	12-25-2033	694,513	784,771
FNMA Series 2004-W15 Class 1A3	7.00	8-25-2044	417,870	479,771
FNMA Series 2005-71 Class DB	4.50	8-25-2025	86,246	87,687
FNMA Series 2007-101 Class A2 (1 Month LIBOR +0.25%) ±	0.32	6-27-2036	60,937	60,051
FNMA Series 2007-W10 Class 2A ±±	6.30	8-25-2047	172,281	188,776
FNMA Series 2008-17 Class DP	4.75	2-25-2038	831,102	862,039
FNMA Series 2011-110 Class FE (1 Month LIBOR +0.40%) ±	0.59	4-25-2041	70,788	71,027
FNMA Series 2011-128 Class FK (1 Month LIBOR +0.35%) ±	0.54	7-25-2041	128,456	128,799
FNMA Series 2011-15 Class HI ♀	5.50	3-25-2026	63	0
FNMA Series 2013-114 Class LM	4.00	3-25-2042	900,320	951,792
FNMA Series 2014-17 Class FE (1 Month LIBOR +0.55%) ±	0.74	4-25-2044	1,299,662	1,320,365
FNMA Series 2017-M2 Class A2 ±±	2.80	2-25-2027	9,022,482	9,360,982
FNMA Series 2018-M1 Class A2 ±±	2.99	12-25-2027	800,392	829,849
FNMA Series 2018-M13 Class A2 ±±	3.71	9-25-2030	449,202	495,651
FNMA Series 2019-M5 Class A2	3.27	2-25-2029	5,200,000	5,544,028
FNMA Series 265 Class 2	9.00	3-25-2024	10,280	10,647
FNMA Series G92-30 Class Z	7.00	6-25-2022	234	234
FNMA Series G93-39 Class ZQ	6.50	12-25-2023	210,109	216,595
GNMA %%	2.00	3-21-2052	9,550,000	9,336,617
GNMA %%	2.50	3-21-2052	16,890,000	16,876,145
GNMA	3.00	11-20-2045	3,516,752	3,610,529
GNMA	3.00	4-20-2051	5,363,338	5,461,924
GNMA	3.50	12-20-2047	3,345,059	3,488,193
GNMA	3.50	7-20-2051	2,764,056	2,856,920
GNMA	4.00	11-15-2024	380,640	395,555
GNMA	4.00	12-20-2047	2,312,494	2,439,016
GNMA	4.25	6-20-2036	212,386	225,578
GNMA	4.50	8-20-2049	549,222	575,986
GNMA	5.00	7-20-2040	491,536	549,782
GNMA	6.00	8-20-2034	42,055	44,570
GNMA	6.50	12-15-2025	4,180	4,605
GNMA	6.50	5-15-2029	392	432
The accompanying notes are an integral part of these financial statements.

Allspring Government Securities Fund  |  13

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
GNMA	6.50%	5-15-2031	$591	$ 641
GNMA	6.50	9-20-2033	31,330	35,918
GNMA	7.00	12-15-2022	680	684
GNMA	7.00	5-15-2026	810	851
GNMA	7.00	3-15-2028	6,067	6,093
GNMA	7.00	4-15-2031	625	632
GNMA	7.00	8-15-2031	15,842	16,388
GNMA	7.00	3-15-2032	11,981	12,206
GNMA	8.00	6-15-2023	581	587
GNMA	8.00	12-15-2023	32,870	33,665
GNMA	8.00	2-15-2024	204	212
GNMA	8.00	9-15-2024	803	812
GNMA	8.00	6-15-2025	19	19
GNMA Series 2005-23 Class IO ♀±±	0.00	6-17-2045	579,345	34
GNMA Series 2006-32 Class XM ♀±±	0.12	11-16-2045	3,239,262	5,542
GNMA Series 2008-22 Class XM ♀±±	1.30	2-16-2050	7,193,444	162,534
GNMA Series 2010-158 Class EI ♀	4.00	12-16-2025	2,533,421	93,667
GNMA Series 2012-12 Class HD	2.00	5-20-2062	18,658	18,397
GNMA Series 2019-H06 Class HI ♀±±	1.81	4-20-2069	3,866,787	158,747
Resolution Funding Corporation STRIPS ¤	0.00	1-15-2030	16,245,000	13,806,634
Resolution Funding Corporation STRIPS ¤	0.00	4-15-2030	7,700,000	6,488,373
STRIPS ¤	0.00	7-15-2037	7,810,000	5,218,835
STRIPS ¤	0.00	5-15-2039	20,000,000	13,987,323
STRIPS ¤	0.00	5-15-2040	7,275,000	4,747,768
TVA	4.25	9-15-2065	2,600,000	3,436,847
TVA	4.63	9-15-2060	7,550,000	10,614,318
TVA	5.38	4-1-2056	5,000,000	7,833,585
TVA	5.88	4-1-2036	4,380,000	6,177,220
TVA STRIPS ¤	0.00	11-1-2025	5,650,000	5,237,318
TVA STRIPS ¤	0.00	6-15-2035	2,448,000	1,739,991
TVA STRIPS ¤	0.00	1-15-2048	1,000,000	488,926
U.S. International Development Finance Corporation ¤	0.00	1-17-2026	2,000,000	2,128,523
U.S. International Development Finance Corporation	2.12	3-20-2024	7,141,667	7,173,623
U.S. International Development Finance Corporation	2.82	3-20-2024	6,337,500	6,417,207
Total Agency securities (Cost $476,821,278)				479,530,333
Asset-backed securities: 2.48%
American Tower Trust I 144A	3.65	3-15-2048	4,000,000	4,092,456
Finance of America HECM Buyout 2020 Series HB2 Class A7 144A±±	1.71	7-25-2030	2,995,036	2,959,496
Navient Student Loan Trust Series 2017-3A Class A2 (1 Month LIBOR +0.60%) 144A±	0.79	7-26-2066	256,739	256,739
Navient Student Loan Trust Series 2018-3A Class A2 (1 Month LIBOR +0.42%) 144A±	0.61	3-25-2067	1,102,872	1,100,809
Navient Student Loan Trust Series 2019-2A Class A2 (1 Month LIBOR +1.00%) 144A±	1.19	2-27-2068	2,948,313	2,987,357
Ocwen Master Advance Receivable Trust Series 2020-T1 Class AT1 144A	1.28	8-15-2052	4,487,474	4,486,464
Total Asset-backed securities (Cost $15,804,893)				15,883,321
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Government Securities Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Corporate bonds and notes: 2.34%
Financials: 1.79%
Consumer finance: 1.47%
Private Export Funding Corporation 144A	0.55%	7-30-2024	$9,715,000	$ 9,447,279
Diversified financial services: 0.32%
GTP Acquisition Partners Corporation 144A	3.48	6-15-2050	2,000,000	2,043,484
Industrials: 0.55%
Commercial services & supplies: 0.55%
Rockfeller Foundation Class B	2.49	10-1-2050	4,000,000	3,546,308
Total Corporate bonds and notes (Cost $15,863,840)				15,037,071
Non-agency mortgage-backed securities: 6.83%
Angel Oak Mortgage Trust I LLC Series 2020-4 Class A1 144A±±	1.47	6-25-2065	1,027,613	1,017,601
Arroyo Mortgage Trust Series 2019-1 Class A1 144A±±	3.81	1-25-2049	1,859,400	1,840,826
Benchmark Mortgage Trust Series 2018-B1 Class A4	3.40	1-15-2051	305,000	311,473
Bravo Residential Funding Trust Series 2020-RPL1 Class A1 144A±±	2.50	5-26-2059	2,545,150	2,534,684
BX Trust Series 2019-OC11 Class A 144A	3.20	12-9-2041	3,030,000	3,030,478
CD Commercial Mortgage Trust Series 2014-CR16 Class A3	3.78	4-10-2047	2,589,908	2,654,877
CD Commercial Mortgage Trust Series 2017-6 Class A5	3.46	11-13-2050	2,340,000	2,411,478
Firstkey Homes 2020 SFR1 Trust Series 2021-SFR1 Class A 144A	1.54	8-17-2038	1,248,884	1,186,313
Goldman Sachs Mortgage Securities Trust Series 2013-G1 Class A2 144A±±	3.56	4-10-2031	5,349,842	5,282,612
Goldman Sachs Mortgage Securities Trust Series 2014-GC24 Class A4	3.67	9-10-2047	4,049,163	4,122,793
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2015-C28 Class A4	3.23	10-15-2048	5,000,000	5,079,704
Legacy Mortgage Asset Trust Series 2020-RPL1 Class A1 144A±±	3.00	9-25-2059	2,953,856	2,974,211
New Residential Mortgage Loan Series 2020-NQM2 Class A1 144A±±	1.65	5-24-2060	601,150	595,260
Starwood Mortgage Residential Trust Series 2021-6 Class A1 144A±±	1.92	11-25-2066	4,570,227	4,462,965
Towd Point Mortgage Trust Series 2015-2 Class 1M2 144A±±	3.32	11-25-2060	2,780,000	2,814,344
UBS Commercial Mortgage Trust Series 2017-C5 Class A5	3.47	11-15-2050	2,581,000	2,665,334
Vendee Mortgage Trust Series 1995-1 Class 4 ±±	8.17	2-15-2025	49,178	52,306
Vendee Mortgage Trust Series 1995-2C Class 3A	8.79	6-15-2025	76,039	83,058
Verus Securitization Trust Series 2021-R3 Class A1 144A±±	1.02	4-25-2064	735,979	727,643
Total Non-agency mortgage-backed securities (Cost $44,422,889)				43,847,960
U.S. Treasury securities: 23.95%
U.S. Treasury Bond	1.63	11-15-2050	4,365,000	3,824,490
U.S. Treasury Bond ##	1.88	2-15-2051	7,920,000	7,373,025
U.S. Treasury Bond ##	2.38	11-15-2049	5,355,000	5,552,466
U.S. Treasury Bond ##	2.88	5-15-2043	2,245,000	2,461,257
U.S. Treasury Note ##	0.38	11-30-2025	8,810,000	8,379,824
The accompanying notes are an integral part of these financial statements.

Allspring Government Securities Fund  |  15

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Note	0.88%	1-31-2024	$6,655,000	$ 6,582,991
U.S. Treasury Note ##	1.38	11-15-2031	21,065,000	20,192,777
U.S. Treasury Note ##	1.50	1-31-2027	43,970,000	43,451,293
U.S. Treasury Note	1.88	2-15-2032	26,825,000	26,925,594
U.S. Treasury Note	1.88	11-15-2051	5,355,000	4,996,048
U.S. Treasury Note	2.00	11-15-2041	5,230,000	5,006,908
U.S. Treasury Note	2.00	8-15-2051	1,410,000	1,352,498
U.S. Treasury Note ##	2.25	5-15-2041	11,685,000	11,648,028
U.S. Treasury Note	2.25	2-15-2052	4,165,000	4,243,094
U.S. Treasury Note ##	2.38	5-15-2051	1,575,000	1,642,245
Total U.S. Treasury securities (Cost $156,975,259)				153,632,538
Yankee corporate bonds and notes: 0.66%
Financials: 0.66%
Banks: 0.66%
Inter-American Development Bank	7.00	6-15-2025	2,000,000	2,325,935
International Bank for Reconstruction and Development ¤	0.00	3-11-2031	2,377,000	1,913,233
				4,239,168
Total Yankee corporate bonds and notes (Cost $4,228,124)				4,239,168
Yankee government bonds: 4.00%
State of Israel	5.50	12-4-2023	15,790,000	16,883,969
State of Israel	5.50	9-18-2033	6,585,000	8,770,563
Total Yankee government bonds (Cost $26,347,760)				25,654,532

		Yield	Shares
Short-term investments: 6.40%
Investment companies: 6.40%
Allspring Government Money Market Fund Select Class ♠∞##		0.03	41,077,617	41,077,617
Total Short-term investments (Cost $41,077,617)				41,077,617
Total investments in securities (Cost $781,541,660)	121.41%			778,902,540
Other assets and liabilities, net	(21.41)			(137,351,130)
Total net assets	100.00%			$ 641,551,410

¤	The security is issued in zero coupon form with no periodic interest payments.
±	Variable rate investment. The rate shown is the rate in effect at period end.
±±	The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.
♀	Investment in an interest-only security that entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
##	All or a portion of this security is segregated for when-issued securities.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
%%	The security is purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.

16  |  Allspring Government Securities Fund

Portfolio of investments—February 28, 2022 (unaudited)

Abbreviations:
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STRIPS	Separate trading of registered interest and principal securities
TVA	Tennessee Valley Authority
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$57,394,798	$178,751,833	$(195,069,014)	$0	$0	$41,077,617	41,077,617	$5,517
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
2-Year U.S. Treasury Notes	163	6-30-2022	$ 34,966,396	$ 35,081,930	$ 115,534	$ 0
5-Year U.S. Treasury Notes	208	6-30-2022	24,414,333	24,602,500	188,167	0
Short
10-Year U.S. Treasury Notes	(224)	6-21-2022	(28,268,738)	(28,546,000)	0	(277,262)
10-Year Ultra Futures	(329)	6-21-2022	(45,918,025)	(46,496,953)	0	(578,928)
U.S. Long Term Bonds	(162)	6-21-2022	(24,987,925)	(25,383,375)	0	(395,450)
U.S. Ultra Bond	(127)	6-21-2022	(23,276,443)	(23,614,063)	0	(337,620)
					$303,701	$(1,589,260)
The accompanying notes are an integral part of these financial statements.

Allspring Government Securities Fund  |  17

Statement of assets and liabilities—February 28, 2022 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $740,464,043)	$ 737,824,923
Investments in affiliated securities, at value (cost $41,077,617)	41,077,617
Cash	1,310
Cash held at broker	2,170,000
Cash at broker segregated for futures contracts	2,666,000
Receivable for interest	2,403,421
Receivable for daily variation margin on open futures contracts	290,099
Receivable for Fund shares sold	242,637
Principal paydown receivable	62,715
Prepaid expenses and other assets	48,790
Total assets	786,787,512
Liabilities
Payable for when-issued transactions	138,019,404
Payable for investments purchased	4,239,397
Payable for daily variation margin on open futures contracts	1,793,487
Payable for Fund shares redeemed	670,685
Management fee payable	178,479
Dividends payable	119,713
Administration fees payable	55,477
Distribution fee payable	1,504
Accrued expenses and other liabilities	157,956
Total liabilities	145,236,102
Total net assets	$641,551,410
Net assets consist of
Paid-in capital	$ 660,796,241
Total distributable loss	(19,244,831)
Total net assets	$641,551,410
Computation of net asset value and offering price per share
Net assets – Class A	$ 234,613,793
Shares outstanding – Class A1	21,283,207
Net asset value per share – Class A	$11.02
Maximum offering price per share – Class A2	$11.54
Net assets – Class C	$ 2,613,282
Shares outstanding – Class C1	237,063
Net asset value per share – Class C	$11.02
Net assets – Administrator Class	$ 98,828,470
Shares outstanding – Administrator Class[1]	8,969,167
Net asset value per share – Administrator Class	$11.02
Net assets – Institutional Class	$ 305,495,865
Shares outstanding – Institutional Class[1]	27,725,585
Net asset value per share – Institutional Class	$11.02
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Government Securities Fund

Statement of operations—six months ended February 28, 2022 (unaudited)

Investment income
Interest	$ 6,166,113
Income from affiliated securities	5,517
Total investment income	6,171,630
Expenses
Management fee	1,453,215
Administration fees
Class A	198,822
Class C	2,263
Administrator Class	52,547
Institutional Class	119,298
Shareholder servicing fees
Class A	310,660
Class C	3,494
Administrator Class	130,642
Distribution fee
Class C	10,478
Custody and accounting fees	11,629
Professional fees	41,441
Registration fees	22,764
Shareholder report expenses	17,327
Trustees’ fees and expenses	9,591
Other fees and expenses	9,039
Total expenses	2,393,210
Less: Fee waivers and/or expense reimbursements
Fund-level	(140,416)
Class A	(23,598)
Administrator Class	(49,106)
Institutional Class	(58,404)
Net expenses	2,121,686
Net investment income	4,049,944
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(6,034,126)
Futures contracts	6,311,097
Net realized gains on investments	276,971
Net change in unrealized gains (losses) on
Unaffiliated securities	(25,579,640)
Futures contracts	(1,997,420)
Net change in unrealized gains (losses) on investments	(27,577,060)
Net realized and unrealized gains (losses) on investments	(27,300,089)
Net decrease in net assets resulting from operations	$(23,250,145)
The accompanying notes are an integral part of these financial statements.

Allspring Government Securities Fund  |  19

Statement of changes in net assets

	Six months ended February 28, 2022 (unaudited)		Year ended August 31, 2021
Operations
Net investment income		$ 4,049,944		$ 8,420,114
Net realized gains on investments		276,971		3,132,021
Net change in unrealized gains (losses) on investments		(27,577,060)		(13,317,450)
Net decrease in net assets resulting from operations		(23,250,145)		(1,765,315)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(1,256,114)		(2,629,349)
Class C		(3,580)		(9,588)
Administrator Class		(637,583)		(1,342,037)
Institutional Class		(2,053,699)		(4,138,487)
Tax basis return of capital
Class A		0		(511,570)
Class C		0		(9,219)
Administrator Class		0		(216,131)
Institutional Class		0		(586,100)
Total distributions to shareholders		(3,950,976)		(9,442,481)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	816,610	9,207,255	3,821,440	44,148,871
Class C	2,811	31,925	84,895	984,073
Administrator Class	706,430	7,968,593	3,117,628	35,945,787
Institutional Class	7,627,200	85,865,467	11,234,719	129,701,776
		103,073,240		210,780,507
Reinvestment of distributions
Class A	98,778	1,113,189	240,687	2,774,757
Class C	271	3,052	1,425	16,461
Administrator Class	55,625	626,971	132,935	1,531,630
Institutional Class	132,509	1,492,519	304,806	3,512,623
		3,235,731		7,835,471
Payment for shares redeemed
Class A	(2,701,008)	(30,468,891)	(4,674,962)	(53,950,641)
Class C	(30,828)	(347,326)	(469,382)	(5,425,434)
Administrator Class	(1,514,697)	(17,127,570)	(3,833,251)	(44,305,484)
Institutional Class	(6,719,158)	(75,743,936)	(13,070,255)	(150,729,234)
		(123,687,723)		(254,410,793)
Net decrease in net assets resulting from capital share transactions		(17,378,752)		(35,794,815)
Total decrease in net assets		(44,579,873)		(47,002,611)
Net assets
Beginning of period		686,131,283		733,133,894
End of period		$ 641,551,410		$ 686,131,283
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Government Securities Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
Class A	Six months ended February 28, 2022 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.49	$11.67	$11.31	$10.65	$11.01	$11.51
Net investment income	0.06	0.12 [1]	0.18 [1]	0.23	0.19	0.15
Net realized and unrealized gains (losses) on investments	(0.47)	(0.17)	0.38	0.68	(0.35)	(0.22)
Total from investment operations	(0.41)	(0.05)	0.56	0.91	(0.16)	(0.07)
Distributions to shareholders from
Net investment income	(0.06)	(0.11)	(0.19)	(0.25)	(0.20)	(0.16)
Net realized gains	0.00	0.00	0.00	0.00	0.00	(0.27)
Tax basis return of capital	0.00	(0.02)	(0.01)	0.00	0.00	0.00
Total distributions to shareholders	(0.06)	(0.13)	(0.20)	(0.25)	(0.20)	(0.43)
Net asset value, end of period	$11.02	$11.49	$11.67	$11.31	$10.65	$11.01
Total return[2]	(3.61)%	(0.40)%	5.02%	8.65%	(1.44)%	(0.52)%
Ratios to average net assets (annualized)
Gross expenses	0.89%	0.89%	0.91%	0.91%	0.90%	0.88%
Net expenses	0.84%	0.84%	0.84%	0.85%	0.85%	0.85%
Net investment income	1.04%	1.00%	1.56%	2.20%	1.86%	1.38%
Supplemental data
Portfolio turnover rate	137%	221%	111%	178%	197%	299%
Net assets, end of period (000s omitted)	$234,614	$265,018	$276,310	$271,986	$292,550	$394,645

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Government Securities Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
Class C	Six months ended February 28, 2022 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.49	$11.67	$11.31	$10.65	$11.01	$11.51
Net investment income	0.02 [1]	0.03 [1]	0.09 [1]	0.15 [1]	0.12 [1]	0.07 [1]
Net realized and unrealized gains (losses) on investments	(0.48)	(0.17)	0.38	0.68	(0.36)	(0.23)
Total from investment operations	(0.46)	(0.14)	0.47	0.83	(0.24)	(0.16)
Distributions to shareholders from
Net investment income	(0.01)	(0.02)	(0.10)	(0.17)	(0.12)	(0.07)
Net realized gains	0.00	0.00	0.00	0.00	0.00	(0.27)
Tax basis return of capital	0.00	(0.02)	(0.01)	0.00	0.00	0.00
Total distributions to shareholders	(0.01)	(0.04)	(0.11)	(0.17)	(0.12)	(0.34)
Net asset value, end of period	$11.02	$11.49	$11.67	$11.31	$10.65	$11.01
Total return[2]	(3.97)%	(1.16)%	4.24%	7.84%	(2.18)%	(1.26)%
Ratios to average net assets (annualized)
Gross expenses	1.63%	1.64%	1.66%	1.66%	1.65%	1.61%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%	1.60%
Net investment income	0.28%	0.24%	0.81%	1.44%	1.12%	0.63%
Supplemental data
Portfolio turnover rate	137%	221%	111%	178%	197%	299%
Net assets, end of period (000s omitted)	$2,613	$3,042	$7,560	$11,026	$15,508	$20,132

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Government Securities Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
Administrator Class	Six months ended February 28, 2022 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.48	$11.66	$11.31	$10.65	$11.01	$11.51
Net investment income	0.07 [1]	0.14 [1]	0.20 [1]	0.26 [1]	0.22 [1]	0.18 [1]
Net realized and unrealized gains (losses) on investments	(0.46)	(0.16)	0.37	0.67	(0.35)	(0.23)
Total from investment operations	(0.39)	(0.02)	0.57	0.93	(0.13)	(0.05)
Distributions to shareholders from
Net investment income	(0.07)	(0.14)	(0.21)	(0.27)	(0.23)	(0.18)
Net realized gains	0.00	0.00	0.00	0.00	0.00	(0.27)
Tax basis return of capital	0.00	(0.02)	(0.01)	0.00	0.00	0.00
Total distributions to shareholders	(0.07)	(0.16)	(0.22)	(0.27)	(0.23)	(0.45)
Net asset value, end of period	$11.02	$11.48	$11.66	$11.31	$10.65	$11.01
Total return[2]	(3.43)%	(0.21)%	5.15%	8.88%	(1.23)%	(0.31)%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.83%	0.85%	0.85%	0.84%	0.82%
Net expenses	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%
Net investment income	1.24%	1.21%	1.75%	2.42%	2.07%	1.60%
Supplemental data
Portfolio turnover rate	137%	221%	111%	178%	197%	299%
Net assets, end of period (000s omitted)	$98,828	$111,639	$120,181	$106,355	$91,671	$198,520

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Government Securities Fund  |  23

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
Institutional Class	Six months ended February 28, 2022 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.48	$11.66	$11.31	$10.65	$11.00	$11.50
Net investment income	0.08	0.16 [1]	0.21 [1]	0.27 [1]	0.24 [1]	0.19 [1]
Net realized and unrealized gains (losses) on investments	(0.46)	(0.17)	0.38	0.68	(0.35)	(0.22)
Total from investment operations	(0.38)	(0.01)	0.59	0.95	(0.11)	(0.03)
Distributions to shareholders from
Net investment income	(0.08)	(0.15)	(0.23)	(0.29)	(0.24)	(0.20)
Net realized gains	0.00	0.00	0.00	0.00	0.00	(0.27)
Tax basis return of capital	0.00	(0.02)	(0.01)	0.00	0.00	0.00
Total distributions to shareholders	(0.08)	(0.17)	(0.24)	(0.29)	(0.24)	(0.47)
Net asset value, end of period	$11.02	$11.48	$11.66	$11.31	$10.65	$11.00
Total return[2]	(3.35)%	(0.05)%	5.31%	9.05%	(0.99)%	(0.15)%
Ratios to average net assets (annualized)
Gross expenses	0.56%	0.56%	0.58%	0.58%	0.57%	0.55%
Net expenses	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income	1.41%	1.36%	1.87%	2.56%	2.22%	1.75%
Supplemental data
Portfolio turnover rate	137%	221%	111%	178%	197%	299%
Net assets, end of period (000s omitted)	$305,496	$306,431	$329,083	$210,424	$310,966	$416,834

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Government Securities Fund

Notes to financial statements (unaudited)
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Government Securities Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a

Allspring Government Securities Fund  |  25

Notes to financial statements (unaudited)
regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Mortgage dollar roll transactions
The Fund may engage in mortgage dollar roll transactions through TBA mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for TBA dollar roll transactions as purchases and sales which, as a result, may increase its portfolio turnover rate.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of February 28, 2022, the aggregate cost of all investments for federal income tax purposes was $791,579,998 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 11,571,500
Gross unrealized losses	(25,534,517)
Net unrealized losses	$(13,963,017)
As of August 31, 2021, the Fund had capital loss carryforwards which consisted of $5,113,000 in short-term capital losses.

26  |  Allspring Government Securities Fund

Notes to financial statements (unaudited)
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of February 28, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$ 0	$ 479,530,333	$0	$ 479,530,333
Asset-backed securities	0	15,883,321	0	15,883,321
Corporate bonds and notes	0	15,037,071	0	15,037,071
Non-agency mortgage-backed securities	0	43,847,960	0	43,847,960
U.S. Treasury securities	153,632,538	0	0	153,632,538
Yankee corporate bonds and notes	0	4,239,168	0	4,239,168
Yankee government bonds	0	25,654,532	0	25,654,532
Short-term investments
Investment companies	41,077,617	0	0	41,077,617
	194,710,155	584,192,385	0	778,902,540
Futures contracts	303,701	0	0	303,701
Total assets	$195,013,856	$584,192,385	$0	$779,206,241
Liabilities
Futures contracts	$ 1,589,260	$ 0	$0	$ 1,589,260
Total liabilities	$ 1,589,260	$ 0	$0	$ 1,589,260
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended February 28, 2022, the Fund did not have any transfers into/out of Level 3.

Allspring Government Securities Fund  |  27

Notes to financial statements (unaudited)
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.450%
Next $500 million	0.425
Next $2 billion	0.400
Next $2 billion	0.375
Next $5 billion	0.340
Over $10 billion	0.320
For the six months ended February 28, 2022, the advisory fee was equivalent to an annual rate of 0.44% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through December 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of February 28, 2022, the contractual expense caps are as follows:

28  |  Allspring Government Securities Fund

Notes to financial statements (unaudited)
Expense ratio caps
Class A	0.85%
Class C	1.60
Administrator Class	0.64
Institutional Class	0.48
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended February 28, 2022, Allspring Funds Distributor received $411 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended February 28, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2022 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$1,057,072,261	$19,339,825	$1,025,743,461	$8,945,967
6. DERIVATIVE TRANSACTIONS
During the six months ended February 28, 2022, the Fund entered into futures contracts to manage duration and yield curve exposures. The Fund had an average notional amount of $74,368,115 in long futures contracts and $136,418,809 in short futures contracts during the six months ended February 28, 2022.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the six months ended February 28, 2022, there were no borrowings by the Fund under the agreement.

Allspring Government Securities Fund  |  29

Notes to financial statements (unaudited)
8. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

30  |  Allspring Government Securities Fund

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On October 29, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1  – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC*.
Shares voted “For”	25,732,673
Shares voted “Against”	1,835,858
Shares voted “Abstain”	2,090,114
Shares voted “Uninstructed”	340,226
Proposal 2 – To consider and approve a new subadvisory agreement with Wells Capital Management, LLC**.
Shares voted “For”	25,215,168
Shares voted “Against”	2,302,074
Shares voted “Abstain”	2,141,403
Shares voted “Uninstructed”	340,226
* Effective November 1, 2021, known as Allspring Funds Management, LLC.
** Effective November 1, 2021, known as Allspring Global Investments, LLC.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Government Securities Fund  |  31

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 138 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

32  |  Allspring Government Securities Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Government Securities Fund  |  33

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

34  |  Allspring Government Securities Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0322-00357 04-22
SA216/SAR216 02-22

Semi-Annual Report
February 28, 2022
Allspring High Yield Bond Fund

The views expressed and any forward-looking statements are as of February 28, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring High Yield Bond Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for Allspring High Yield Bond Fund for the six-month period that ended February 28, 2022. Global stocks and bonds declined during a challenging period. Despite progress on a global economic recovery from COVID-19, a spike in inflation, concerns regarding anticipated tightening of central bank monetary policy, and turmoil caused by the Russian invasion of Ukraine all led to a retreat from financial market gains made earlier in 2021.
For the six-month period, U.S. stocks, based on the S&P 500 Index,1 returned -2.62%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -6.95%, while the MSCI EM Index (Net) (USD),3 trailed its developed market counterparts with a return of -9.81%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index,4 returned -4.07%, the Bloomberg Global Aggregate ex-USD Index (unhedged),5 returned -6.54%, the Bloomberg Municipal Bond Index6 returned -3.09%, and the ICE BofA U.S. High Yield Index,7 lost 2.96%.
Inflationary concerns caused markets to retreat.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions and worries over rising energy and food prices. Meanwhile, the U.S. Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
October’s key themes continued to be elevated inflation pressures and a supply bottleneck, but strong earnings provided a bright spot. U.S. earnings releases were generally strong and consumer confidence was high. The Fed reaffirmed its plans to stop its quantitative easing by mid-2022. Notably, it still considered elevated inflation figures to be transitory despite rising concerns. Similar to the U.S., the eurozone and many Asian countries saw positive earnings while facing inflation pressures caused by supply bottlenecks and energy price increases amid natural gas shortages. Globally, government bond yields rose as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
“Global markets suffered their broadest retreat in a year during September, with the exception of commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring High Yield Bond Fund

Letter to shareholders (unaudited)
In November, as COVID-19 hospitalizations rose, most major asset classes, domestic and international, declined with two exceptions: U.S. investment-grade bonds and Treasury Inflation-Protected Securities. In the U.S., President Biden signed a long-awaited $550 billion infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain could make that less likely to occur. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, to try to reduce the spread. In the U.S., data indicated that the overall domestic economy remains stable with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds produced monthly positive returns while Treasuries declined. Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, up from previous projections of just one hike.
In January, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. Comments from the Fed suggested a hike in interest rates in March was likely. Meanwhile, Russia, one of the world’s largest oil and gas producers, threatened a potential invasion of Ukraine. Such an invasion could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down for the month, along with global bonds overall. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to uncertainty regarding likely central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and robust growth accompanying higher prices.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
“ The Russian invasion of Ukraine dominated the financial world in February. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring High Yield Bond Fund  |  3

Letter to shareholders (unaudited)
Information on transaction closing.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P. announced the beginning of Allspring Global Investments™ with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management LLC; Galliard Capital Management LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, a privately held asset management firm with $575 billion in AUM1 as of December 31, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family were rebranded as Allspring Funds. Each individual fund had “Wells Fargo” removed from its fund name and replaced with “Allspring.” The fund name changes went into effect on December 6, 2021.
Allspring Global Investments™ is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Portfolio Impacts” for further information.

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of December 31, 2021, assets under management (AUM) includes $91.6 billion from Galliard Capital Management, LLC, an investment advisor that is not part of the Allspring trade name/GIPS firm.

4  |  Allspring High Yield Bond Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks total return, consisting of a high level of current income and capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Chris Lee, CFA®‡#, Michael J. Schueller, CFA®‡#

Average annual total returns (%) as of February 28, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (EKHAX)	1-20-1998	-5.08	2.45	4.26	-0.60	3.41	4.75	1.02	0.93
Class C (EKHCX)	1-21-1998	-2.34	2.70	4.00	-1.34	2.70	4.00	1.77	1.68
Administrator Class (EKHYX)	4-14-1998	–	–	–	-0.18	3.61	4.97	0.96	0.80
Institutional Class (EKHIX)[3]	10-31-2014	–	–	–	0.09	3.88	5.14	0.69	0.53
ICE BofA U.S. High Yield Constrained Index[4]	–	–	–	–	0.80	4.69	5.78	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through December 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.93% for Class A, 1.68% for Class C, 0.80% for Administrator Class, and 0.53% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.
[4]	The ICE BofA U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB–/Baa3, but are not in default. The ICE BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
#	Mr. Lee and Mr. Schueller became portfolio managers of the Fund on December 13, 2021.

6  |  Allspring High Yield Bond Fund

Performance highlights (unaudited)
Ten largest holdings (%) as of February 28, 2022[1]
Occidental Petroleum Corporation, 6.45%, 9-15-2036	1.81
CCO Holdings LLC, 4.50%, 8-15-2030	1.50
TransDigm Group Incorporated, 6.38%, 6-15-2026	1.37
Cheniere Energy Partners LP, 4.50%, 10-1-2029	1.37
Sabre GLBL Incorporated , 9.25%, 4-15-2025	1.31
Ladder Capital Finance Holdings LP, 4.25%, 2-1-2027	1.18
Uber Technologies Incorporated, 4.50%, 8-15-2029	1.08
Gray Escrow II Incorporated, 5.38%, 11-15-2031	1.08
Service Properties Trust Company, 4.95%, 2-15-2027	1.03
MPH Acquisition Holdings LLC, 5.75%, 11-1-2028	0.95
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Credit quality as of February 28, 2022[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Allspring High Yield Bond Fund  |  7

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from September 1, 2021 to February 28, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 9-1-2021	Ending account value 2-28-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 961.56	$4.47	0.92%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.23	$4.61	0.92%
Class C
Actual	$1,000.00	$ 958.09	$8.16	1.68%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.46	$8.40	1.68%
Administrator Class
Actual	$1,000.00	$ 962.29	$3.89	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01	0.80%
Institutional Class
Actual	$1,000.00	$ 963.57	$2.58	0.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.17	$2.66	0.53%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

8  |  Allspring High Yield Bond Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Shares	Value
Common stocks: 0.46%
Energy: 0.24%
Oil, gas & consumable fuels: 0.24%
Denbury Incorporated †	12,400	$ 900,984
Financials: 0.22%
Mortgage REITs: 0.22%
Blackstone Mortgage Trust Incorporated Class A	9,000	286,020
Ladder Capital Corporation	23,000	263,580
Starwood Property Trust Incorporated	11,000	262,240
		811,840
Total Common stocks (Cost $1,691,262)		1,712,824

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 77.98%
Communication services: 14.81%
Diversified telecommunication services: 0.86%
Level 3 Financing Incorporated 144A	3.63%	1-15-2029	$ 1,775,000	1,554,664
Zayo Group Holdings Incorporated 144A	6.13	3-1-2028	1,750,000	1,626,153
				3,180,817
Entertainment: 1.72%
CEC Entertainment LLC 144A	6.75	5-1-2026	955,000	908,797
Live Nation Entertainment Incorporated 144A	3.75	1-15-2028	3,325,000	3,191,102
Live Nation Entertainment Incorporated 144A	5.63	3-15-2026	670,000	681,725
Seaworld Parks & Entertainment 144A	5.25	8-15-2029	1,650,000	1,605,038
				6,386,662
Interactive media & services: 0.63%
Rackspace Technology Company 144A«	5.38	12-1-2028	2,625,000	2,355,938
Media: 11.09%
CCO Holdings LLC 144A	4.25	1-15-2034	790,000	726,326
CCO Holdings LLC 144A	4.50	8-15-2030	5,800,000	5,585,864
CCO Holdings LLC 144A	5.13	5-1-2027	1,850,000	1,868,500
Cinemark USA Incorporated 144A«	5.25	7-15-2028	2,575,000	2,456,009
Cinemark USA Incorporated 144A	8.75	5-1-2025	1,250,000	1,309,375
Clear Channel Outdoor Holdings 144A	5.13	8-15-2027	1,225,000	1,223,898
Clear Channel Outdoor Holdings 144A	7.75	4-15-2028	1,200,000	1,254,000
Covert Mergeco Incorporated 144A	4.88	12-1-2029	2,415,000	2,310,874
CSC Holdings LLC 144A	4.13	12-1-2030	1,750,000	1,571,360
CSC Holdings LLC 144A	5.75	1-15-2030	1,725,000	1,525,314
DIRECTV Holdings LLC 144A	5.75	12-1-2028	2,550,000	2,438,438
DIRECTV Holdings LLC 144A	5.88	8-15-2027	1,060,000	1,059,640
DISH DBS Corporation	5.13	6-1-2029	600,000	506,250
DISH DBS Corporation	7.75	7-1-2026	500,000	506,345
Gray Escrow II Incorporated 144A	5.38	11-15-2031	4,150,000	3,995,039
Lamar Media Corporation	4.00	2-15-2030	300,000	288,758
Nexstar Broadcasting Incorporated 144A	4.75	11-1-2028	950,000	921,500
Nexstar Broadcasting Incorporated 144A	5.63	7-15-2027	905,000	925,363
Nielsen Finance LLC 144A	5.88	10-1-2030	335,000	324,434
The accompanying notes are an integral part of these financial statements.

Allspring High Yield Bond Fund  |  9

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Media (continued)
Outfront Media Capital Corporation 144A	4.63%	3-15-2030	$ 1,275,000	$ 1,206,469
Outfront Media Capital Corporation 144A	5.00	8-15-2027	1,250,000	1,238,750
QVC Incorporated «	4.38	9-1-2028	1,655,000	1,499,190
QVC Incorporated	4.75	2-15-2027	3,075,000	2,890,500
Scripps Escrow II Incorporated 144A	5.88	7-15-2027	1,800,000	1,796,499
Townsquare Media Incorporated 144A	6.88	2-1-2026	1,725,000	1,759,500
				41,188,195
Wireless telecommunication services: 0.51%
Sprint Capital Corporation	8.75	3-15-2032	685,000	950,438
T-Mobile USA Incorporated	3.50	4-15-2031	950,000	935,147
				1,885,585
Consumer discretionary: 9.62%
Auto components: 0.63%
Allison Transmission Incorporated 144A	5.88	6-1-2029	775,000	812,859
Clarios Global LP 144A	6.25	5-15-2026	176,000	182,061
Tenneco Incorproated 144A	5.13	4-15-2029	1,350,000	1,353,375
				2,348,295
Automobiles: 0.25%
Ford Motor Company	3.25	2-12-2032	985,000	929,436
Hotels, restaurants & leisure: 4.48%
Carnival Corporation 144A	4.00	8-1-2028	1,175,000	1,125,944
Carnival Corporation 144A	6.00	5-1-2029	1,350,000	1,310,769
Carnival Corporation 144A	9.88	8-1-2027	1,675,000	1,880,188
CCM Merger Incorporated 144A	6.38	5-1-2026	3,440,000	3,518,535
NCL Corporation Limited 144A	5.88	3-15-2026	1,175,000	1,130,938
NCL Corporation Limited 144A	5.88	2-15-2027	915,000	916,144
NCL Corporation Limited 144A	7.75	2-15-2029	415,000	427,969
Royal Caribbean Cruises Limited 144A	5.38	7-15-2027	200,000	196,472
Royal Caribbean Cruises Limited 144A	5.50	4-1-2028	875,000	857,579
Royal Caribbean Cruises Limited 144A	9.13	6-15-2023	3,275,000	3,424,602
Royal Caribbean Cruises Limited 144A	10.88	6-1-2023	1,400,000	1,502,718
Six Flags Entertainment Company 144A	5.50	4-15-2027	350,000	352,987
				16,644,845
Household durables: 0.94%
Allied Universal Holdco LLC 144A	6.63	7-15-2026	2,600,000	2,663,180
WASH Multifamily Acquisition Incorporated 144A	5.75	4-15-2026	825,000	831,592
				3,494,772
Multiline retail: 0.53%
Macy's Retail Holdings LLC 144A	5.88	4-1-2029	1,920,000	1,963,200
Specialty retail: 2.31%
GAP Incorporated 144A	3.88	10-1-2031	640,000	573,558
Group 1 Automotive Incorporated 144A	4.00	8-15-2028	1,175,000	1,132,406
Michaels Arts & Crafts Incorporated 144A	7.88	5-1-2029	1,900,000	1,662,500
NMG Holding Company Incorporated 144A	7.13	4-1-2026	2,800,000	2,884,000
Rent-A-Center Incorporated 144A«	6.38	2-15-2029	2,425,000	2,321,938
				8,574,402
The accompanying notes are an integral part of these financial statements.

10  |  Allspring High Yield Bond Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Textiles, apparel & luxury goods: 0.48%
G-III Apparel Group Limited 144A	7.88%	8-15-2025	$ 1,675,000	$ 1,765,031
Consumer staples: 0.87%
Food products: 0.87%
CHS Incorporated 144A	5.25	5-15-2030	640,000	619,910
CHS Incorporated 144A	6.88	4-15-2029	2,675,000	2,593,948
				3,213,858
Energy: 14.27%
Energy equipment & services: 3.01%
Bristow Group Incorporated 144A	6.88	3-1-2028	2,475,000	2,504,007
Oceaneering International Incorporated	4.65	11-15-2024	900,000	885,713
Oceaneering International Incorporated	6.00	2-1-2028	1,875,000	1,865,625
Pattern Energy Operations LP 144A	4.50	8-15-2028	3,250,000	3,173,528
USA Compression Partners LP	6.88	4-1-2026	1,150,000	1,154,888
W.R. Grace Holdings LLC 144A	5.63	8-15-2029	1,675,000	1,603,813
				11,187,574
Oil, gas & consumable fuels: 11.26%
Aethon United 144A	8.25	2-15-2026	1,600,000	1,694,526
Antero Resources Corporation 144A	5.38	3-1-2030	1,225,000	1,247,969
Archrock Partners LP 144A	6.88	4-1-2027	1,300,000	1,334,502
Buckeye Partners LP 144A	4.13	3-1-2025	760,000	757,667
Buckeye Partners LP 144A	4.50	3-1-2028	1,025,000	973,750
Cheniere Energy Partners LP	4.50	10-1-2029	5,000,000	5,096,000
Cheniere Energy Partners LP 144A	5.50	6-15-2031	2,425,000	2,412,875
Comstock Resources Incorporated 144A	5.88	1-15-2030	295,000	285,393
Crestwood Midstream Partners LP	5.75	4-1-2025	1,870,000	1,881,688
DT Midstream Incorporated 144A	4.38	6-15-2031	2,475,000	2,417,580
Encino Acquisition Partners Company 144A	8.50	5-1-2028	2,425,000	2,455,313
EnLink Midstream Partners LP	5.38	6-1-2029	3,300,000	3,283,500
EQT Corporation	6.63	2-1-2025	860,000	928,989
Harvest Midstream LP 144A	7.50	9-1-2028	1,000,000	1,009,300
Murphy Oil Corporation	6.38	7-15-2028	1,275,000	1,321,155
Nabors Industries Incorporated 144A	7.38	5-15-2027	775,000	800,188
New Fortress Energy Incorporated 144A	6.50	9-30-2026	2,175,000	2,086,075
Occidental Petroleum Corporation	4.63	6-15-2045	1,130,000	1,087,891
Occidental Petroleum Corporation	6.45	9-15-2036	5,700,000	6,711,750
Southwestern Energy Company	4.75	2-1-2032	2,475,000	2,461,190
Western Midstream Operating LP	5.30	3-1-2048	1,500,000	1,545,000
				41,792,301
Financials: 13.47%
Capital markets: 0.42%
Coinbase Global Incorporated 144A	3.63	10-1-2031	1,300,000	1,145,008
MSCI Incorporated 144A	3.25	8-15-2033	415,000	392,611
				1,537,619
Consumer finance: 6.35%
FirstCash Incorporated 144A	4.63	9-1-2028	1,375,000	1,298,110
FirstCash Incorporated 144A	5.63	1-1-2030	210,000	208,530
Ford Motor Credit Company LLC	4.39	1-8-2026	2,800,000	2,856,588
The accompanying notes are an integral part of these financial statements.

Allspring High Yield Bond Fund  |  11

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Consumer finance (continued)
Ford Motor Credit Company LLC	5.11%	5-3-2029	$ 3,325,000	$ 3,505,182
LFS Topco LLC 144A	5.88	10-15-2026	895,000	894,060
Navient Corporation	5.00	3-15-2027	1,325,000	1,278,625
Navient Corporation	5.50	3-15-2029	1,350,000	1,275,750
Navient Corporation	5.63	8-1-2033	700,000	609,161
Navient Corporation	5.88	10-25-2024	900,000	930,884
PECF USS Intermediate Holding III Corporation 144A	8.00	11-15-2029	1,625,000	1,584,375
PRA Group Incorporated 144A	5.00	10-1-2029	2,025,000	1,964,250
PROG Holdings Incorporated 144A	6.00	11-15-2029	1,675,000	1,608,000
Rocket Mortgage LLC 144A	2.88	10-15-2026	1,375,000	1,291,840
Rocket Mortgage LLC 144A	4.00	10-15-2033	1,135,000	1,056,401
Springleaf Finance Corporation	6.63	1-15-2028	3,000,000	3,205,230
				23,566,986
Diversified financial services: 1.77%
Hat Holdings LLC 144A	3.38	6-15-2026	850,000	805,375
Jefferies Finance LLC 144A	5.00	8-15-2028	975,000	938,438
LPL Holdings Incorporated 144A	4.38	5-15-2031	2,475,000	2,413,125
LPL Holdings Incorporated 144A	4.63	11-15-2027	930,000	925,350
United Shore Financial Services LLC 144A	5.50	11-15-2025	1,550,000	1,491,875
				6,574,163
Insurance: 2.30%
Amwins Group Incorporated 144A	4.88	6-30-2029	1,350,000	1,285,875
AssuredPartners Incorporated 144A	5.63	1-15-2029	420,000	386,316
BroadStreet Partners Incorporated 144A	5.88	4-15-2029	2,600,000	2,418,000
Enact Holdings Incorporated 144A	6.50	8-15-2025	2,735,000	2,830,452
HUB International Limited 144A	5.63	12-1-2029	1,390,000	1,320,500
Ryan Specialty Group LLC 144A	4.38	2-1-2030	320,000	307,856
				8,548,999
Mortgage REITs: 1.00%
Blackstone Mortgage Trust Incorporated 144A	3.75	1-15-2027	940,000	888,300
Starwood Property Trust Incorporated 144A	4.38	1-15-2027	1,345,000	1,305,374
Starwood Property Trust Incorporated	4.75	3-15-2025	1,510,000	1,525,707
				3,719,381
Thrifts & mortgage finance: 1.63%
Ladder Capital Finance Holdings LP 144A	4.25	2-1-2027	4,490,000	4,372,138
United Wholesale Mortgage LLC 144A	5.50	4-15-2029	1,850,000	1,692,750
				6,064,888
Health care: 3.28%
Health care equipment & supplies: 0.43%
Mozart Debt Merger Sub Incorporated 144A	5.25	10-1-2029	1,675,000	1,599,625
Health care providers & services: 2.57%
180 Medical Incorporated 144A	3.88	10-15-2029	2,025,000	1,944,000
AdaptHealth LLC 144A	4.63	8-1-2029	1,725,000	1,556,217
Air Methods Corporation 144A«	8.00	5-15-2025	2,000,000	1,660,000
Davita Incorporated 144A	4.63	6-1-2030	1,835,000	1,759,306
Mednax Incorporated 144A	5.38	2-15-2030	830,000	825,850
The accompanying notes are an integral part of these financial statements.

12  |  Allspring High Yield Bond Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Health care providers & services (continued)
Tenet Healthcare Corporation 144A	4.88%	1-1-2026	$ 875,000	$ 880,950
Vizient Incorporated 144A	6.25	5-15-2027	870,000	901,538
				9,527,861
Life sciences tools & services: 0.17%
Charles River Laboratories Incorporated 144A	4.00	3-15-2031	425,000	406,938
Charles River Laboratories Incorporated 144A	4.25	5-1-2028	225,000	223,031
				629,969
Pharmaceuticals: 0.11%
Bausch Health Companies Incorporated 144A	6.13	2-1-2027	420,000	423,444
Industrials: 8.80%
Aerospace & defense: 1.77%
Spirit AeroSystems Holdings Incorporated 144A	5.50	1-15-2025	1,175,000	1,207,470
Spirit AeroSystems Holdings Incorporated 144A	7.50	4-15-2025	250,000	259,750
TransDigm Group Incorporated	6.38	6-15-2026	5,000,000	5,097,350
				6,564,570
Airlines: 2.58%
American Airlines Group Incorporated 144A	5.75	4-20-2029	3,000,000	3,066,960
Hawaiian Brand Intellectual Property Limited 144A	5.75	1-20-2026	3,250,000	3,290,625
United Airlines Incorporated 144A	4.63	4-15-2029	3,300,000	3,219,134
				9,576,719
Commercial services & supplies: 1.23%
CoreCivic Incorporated	8.25	4-15-2026	2,490,000	2,527,350
IAA Spinco Incorporated 144A	5.50	6-15-2027	2,000,000	2,027,500
				4,554,850
Construction & engineering: 0.24%
Great Lakes Dredge & Dock Company 144A	5.25	6-1-2029	900,000	901,287
Machinery: 0.46%
Meritor Incorporated 144A	4.50	12-15-2028	1,675,000	1,712,688
Road & rail: 1.43%
Uber Technologies Incorporated 144A	4.50	8-15-2029	4,200,000	4,020,870
Uber Technologies Incorporated 144A	7.50	5-15-2025	1,250,000	1,300,313
				5,321,183
Trading companies & distributors: 1.09%
Fortress Transportation & Infrastructure Investors LLC 144A	5.50	5-1-2028	3,475,000	3,318,625
Fortress Transportation & Infrastructure Investors LLC 144A	9.75	8-1-2027	675,000	740,813
				4,059,438
Information technology: 4.26%
Communications equipment: 1.22%
CIENA Corporation 144A	4.00	1-31-2030	585,000	576,120
CommScope Technologies LLC 144A	5.00	3-15-2027	620,000	552,829
CommScope Technologies LLC 144A	6.00	6-15-2025	3,466,000	3,390,407
				4,519,356
The accompanying notes are an integral part of these financial statements.

Allspring High Yield Bond Fund  |  13

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
IT services: 1.43%
Sabre GLBL Incorporated 144A	7.38%	9-1-2025	$ 435,000	$ 450,858
Sabre GLBL Incorporated 144A	9.25	4-15-2025	4,315,000	4,866,284
				5,317,142
Software: 1.61%
MPH Acquisition Holdings LLC 144A	5.75	11-1-2028	3,925,000	3,542,313
NCR Corporation 144A	6.13	9-1-2029	1,575,000	1,634,535
SS&C Technologies Incorporated 144A	5.50	9-30-2027	800,000	822,208
				5,999,056
Materials: 3.04%
Chemicals: 0.61%
Chemours Company 144A	4.63	11-15-2029	1,300,000	1,204,125
Olympus Water US Holding Corporation 144A	4.25	10-1-2028	1,125,000	1,049,175
				2,253,300
Containers & packaging: 1.34%
Ball Corporation	2.88	8-15-2030	3,300,000	3,015,507
Berry Global Incorporated 144A	5.63	7-15-2027	765,000	783,819
Owens-Brockway Packaging Incorporated 144A	5.88	8-15-2023	1,176,000	1,196,580
				4,995,906
Metals & mining: 0.74%
Arches Buyer Incorporated 144A	4.25	6-1-2028	425,000	402,475
Arches Buyer Incorporated 144A	6.13	12-1-2028	400,000	376,000
Cleveland-Cliffs Incorporated 144A	4.88	3-1-2031	1,650,000	1,611,060
Cleveland-Cliffs Incorporated	5.88	6-1-2027	355,000	365,686
				2,755,221
Paper & forest products: 0.35%
Vertical US Newco Incorporated 144A	5.25	7-15-2027	1,300,000	1,287,000
Real estate: 2.57%
Equity REITs: 2.57%
Iron Mountain Incorporated 144A	4.50	2-15-2031	3,775,000	3,529,625
Iron Mountain Incorporated 144A	4.88	9-15-2027	500,000	500,610
Service Properties Trust Company	4.95	2-15-2027	4,125,000	3,836,250
Service Properties Trust Company	5.00	8-15-2022	1,700,000	1,693,625
				9,560,110
Utilities: 2.99%
Electric utilities: 1.74%
NextEra Energy Operating Partners LP 144A	4.50	9-15-2027	1,575,000	1,582,875
PG&E Corporation	5.25	7-1-2030	2,425,000	2,408,825
Vistra Operations Company LLC 144A	4.38	5-1-2029	2,550,000	2,471,052
				6,462,752
The accompanying notes are an integral part of these financial statements.

14  |  Allspring High Yield Bond Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Independent power & renewable electricity producers: 1.25%
TerraForm Power Operating LLC 144A	5.00%	1-31-2028	$ 3,525,000	$ 3,533,813
Vistra Operations Company LLC 144A	5.50	9-1-2026	1,100,000	1,119,157
				4,652,970
Total Corporate bonds and notes (Cost $300,010,279)				289,597,394
Loans: 7.78%
Communication services: 1.20%
Diversified telecommunication services: 0.71%
Intelsat Jackson Holdings SA (U.S. SOFR +4.25%) <±	4.75	2-1-2029	2,690,000	2,648,816
Media: 0.49%
DIRECTV Financing LLC (1 Month LIBOR +5.00%) ±	5.75	8-2-2027	1,808,375	1,802,281
Consumer discretionary: 0.35%
Auto components: 0.24%
Truck Hero Incorporated (1 Month LIBOR +3.25%) ±	4.00	1-31-2028	897,739	880,089
Specialty retail: 0.11%
Michaels Companies Incorporated (1 Month LIBOR +4.25%) <±	5.00	4-15-2028	465,000	431,418
Consumer staples: 0.05%
Food products: 0.05%
Naked Juice LLC (U.S. SOFR +3.25%) <±	3.75	1-24-2029	179,636	177,953
Naked Juice LLC (U.S. SOFR +3.25%) <±	3.75	1-24-2029	10,364	10,267
				188,220
Energy: 1.46%
Oil, gas & consumable fuels: 1.46%
GIP II Blue Holdings LP (1 Month LIBOR +4.50%) ±	5.50	9-29-2028	2,697,125	2,681,104
GIP III Stetson I LP (3 Month LIBOR +4.25%) <±	4.46	7-18-2025	2,800,000	2,725,800
				5,406,904
Financials: 1.62%
Consumer finance: 0.07%
PMHC II Incorporated (U.S. SOFR +4.25%) <±	4.75	2-1-2029	260,000	255,884
Diversified financial services: 1.07%
CTC Holdings LP (U.S. SOFR +5.00%) ‡±	5.53	2-15-2029	290,000	288,550
Mallinckrodt International Finance SA (3 Month LIBOR +5.25%) <±	6.00	9-24-2024	2,000,000	1,841,000
Russell Investments US Institutional Holdco Incorporated (1 Month LIBOR +3.00%) <±	4.50	5-30-2025	965,205	957,368
Solis IV BV (U.S. SOFR +3.50%) <±	4.00	2-25-2029	930,000	915,473
				4,002,391
Insurance: 0.48%
Asurion LLC (1 Month LIBOR +5.25%) <±	5.46	1-31-2028	1,800,000	1,777,050
The accompanying notes are an integral part of these financial statements.

Allspring High Yield Bond Fund  |  15

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Health care: 0.58%
Health care providers & services: 0.05%
Press Ganey Holdings Incorporated (U.S. SOFR +3.75%) ‡<±	4.50%	7-24-2026	$ 200,000	$ 198,750
Health care technology: 0.29%
Athenahealth Incorporated (U.S. SOFR +3.50%) ±	4.00	2-15-2029	909,946	900,619
Athenahealth Incorporated Delayed Draw Term Loan (U.S. SOFR +3.50%) ±	4.00	2-15-2029	154,228	152,647
				1,053,266
Pharmaceuticals: 0.24%
Bausch Health Companies Incorporated (U.S. SOFR +5.25%) <±	5.75	1-27-2027	900,000	889,497
Industrials: 1.21%
Airlines: 0.39%
Mileage Plus Holdings LLC (1 Month LIBOR +5.25%) <±	6.25	6-21-2027	1,400,000	1,460,732
Commercial services & supplies: 0.65%
Amentum Government Services Holdings LLC (U.S. SOFR +4.00%) ‡±	4.50	2-15-2029	440,000	436,427
Polaris Newco LLC (1 Month LIBOR +4.00%) <±	4.50	6-2-2028	1,976,260	1,962,565
				2,398,992
Machinery: 0.17%
Alliance Laundry Systems LLC (1 Month LIBOR +3.50%) ±	4.25	10-8-2027	642,454	635,708
Information technology: 1.07%
Software: 1.07%
Emerald Topco Incorporated (1 Month LIBOR +3.50%) ±	3.80	7-24-2026	1,875,000	1,841,400
McAfee LLC (U.S. SOFR +4.00%) <±	4.50	2-26-2029	1,070,000	1,053,950
Nexus Buyer LLC (1 Month LIBOR +6.25%) <±	6.75	10-29-2029	1,100,000	1,088,538
				3,983,888
Real estate: 0.24%
Equity REITs: 0.24%
The Geo Group Incorporated (3 Month LIBOR +2.00%) <±	2.75	3-22-2024	965,000	889,489
Total Loans (Cost $29,223,224)				28,903,375
Yankee corporate bonds and notes: 11.22%
Communication services: 0.75%
Wireless telecommunication services: 0.75%
Connect U.S. Finco LLC 144A	6.75	10-1-2026	1,150,000	1,164,375
VMED O2 UK Financing I plc 144A	4.75	7-15-2031	1,675,000	1,605,823
				2,770,198
Energy: 1.18%
Energy equipment & services: 0.11%
Nabors Industries Limited 144A	7.25	1-15-2026	425,000	414,375
The accompanying notes are an integral part of these financial statements.

16  |  Allspring High Yield Bond Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Oil, gas & consumable fuels: 1.07%
Baytex Energy Corporation 144A	8.75%	4-1-2027	$ 1,600,000	$ 1,715,064
Northriver Midstream Finance LP 144A	5.63	2-15-2026	2,230,000	2,241,150
				3,956,214
Financials: 0.87%
Diversified financial services: 0.87%
Castlelake Aviation Finance 144A	5.00	4-15-2027	1,700,000	1,606,500
New Red Finance Incorporated 144A	3.88	1-15-2028	850,000	826,625
New Red Finance Incorporated 144A	4.00	10-15-2030	875,000	808,281
				3,241,406
Health care: 2.64%
Biotechnology: 0.64%
Grifols Escrow Issuer SA 144A	4.75	10-15-2028	2,525,000	2,386,125
Pharmaceuticals: 2.00%
Bausch Health Companies Incorporated 144A	5.25	1-30-2030	4,050,000	3,265,313
Teva Pharmaceutical Finance Netherlands III BV	5.13	5-9-2029	3,400,000	3,258,212
Teva Pharmaceutical Finance Netherlands III BV	6.00	4-15-2024	870,000	885,486
				7,409,011
Industrials: 4.69%
Aerospace & defense: 0.67%
Bombardier Incorporated 144A	7.88	4-15-2027	2,450,000	2,484,300
Airlines: 2.03%
Air Canada Pass-Through Trust Series 2020-1 Class C 144A	10.50	7-15-2026	2,475,000	3,010,699
Spirit Loyalty Cayman Limited 144A	8.00	9-20-2025	1,660,000	1,804,088
VistaJet 144A	6.38	2-1-2030	2,850,000	2,711,889
				7,526,676
Commercial services & supplies: 0.08%
Ritchie Brothers Auctioneers Incorporated 144A	5.38	1-15-2025	300,000	304,491
Electrical equipment: 0.64%
Sensata Technologies BV 144A	4.00	4-15-2029	2,490,000	2,390,400
Machinery: 0.35%
Vertical Holdco GmbH	7.63	7-15-2028	1,275,000	1,297,313
Trading companies & distributors: 0.92%
Carlyle Aviation Elevate Merger Subsidiary Limited 144A	7.00	10-15-2024	3,625,000	3,424,719
Materials: 1.09%
Containers & packaging: 0.84%
Ardagh Packaging Finance plc 144A	5.25	4-30-2025	1,500,000	1,519,658
Ardagh Packaging Finance plc 144A	5.25	8-15-2027	1,675,000	1,592,193
				3,111,851
The accompanying notes are an integral part of these financial statements.

Allspring High Yield Bond Fund  |  17

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Metals & mining: 0.25%
Constellium SE 144A	5.88%	2-15-2026	$ 930,000	$ 941,625
Total Yankee corporate bonds and notes (Cost $43,759,031)				41,658,704

		Yield	Shares
Short-term investments: 6.32%
Investment companies: 6.32%
Allspring Government Money Market Fund Select Class ♠∞##		0.03	19,815,885	19,815,885
Securities Lending Cash Investments LLC ♠∩∞		0.11	3,643,525	3,643,525
Total Short-term investments (Cost $23,459,410)				23,459,410
Total investments in securities (Cost $398,143,206)	103.76%			385,331,707
Other assets and liabilities, net	(3.76)			(13,955,359)
Total net assets	100.00%			$371,376,348

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
<	All or a portion of the position represents an unfunded loan commitment. The rate represents the current interest rate if the loan is partially funded.
±	Variable rate investment. The rate shown is the rate in effect at period end.
‡	Security is valued using significant unobservable inputs.
##	All or a portion of this security is segregated for unfunded loans.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$1,030,349	$150,323,348	$(131,537,812)	$0	$0	$ 19,815,885	19,815,885	$ 1,717
Securities Lending Cash Investments LLC	7,814,000	61,414,926	(65,585,401)	0	0	3,643,525	3,643,525	2,456 #
				$0	$0	$23,459,410		$4,173

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring High Yield Bond Fund

Statement of assets and liabilities—February 28, 2022 (unaudited)

Assets
Investments in unaffiliated securities (including $3,567,260 of securities loaned), at value (cost $374,683,796)	$ 361,872,297
Investments in affiliated securities, at value (cost $23,459,410)	23,459,410
Cash	627,226
Receivable for investments sold	6,692,087
Receivable for dividends and interest	4,843,810
Receivable for Fund shares sold	18,648
Receivable for securities lending income, net	4,336
Prepaid expenses and other assets	32,600
Total assets	397,550,414
Liabilities
Payable for investments purchased	20,869,729
Payable upon receipt of securities loaned	3,643,525
Payable for Fund shares redeemed	1,134,047
Management fee payable	126,317
Dividends payable	75,217
Administration fees payable	36,617
Distribution fee payable	1,897
Trustees’ fees and expenses payable	253
Accrued expenses and other liabilities	286,464
Total liabilities	26,174,066
Total net assets	$371,376,348
Net assets consist of
Paid-in capital	$ 424,294,781
Total distributable loss	(52,918,433)
Total net assets	$371,376,348
Computation of net asset value and offering price per share
Net assets – Class A	$ 215,424,948
Shares outstanding – Class A1	66,021,171
Net asset value per share – Class A	$3.26
Maximum offering price per share – Class A2	$3.41
Net assets – Class C	$ 3,304,514
Shares outstanding – Class C1	1,009,728
Net asset value per share – Class C	$3.27
Net assets – Administrator Class	$ 16,336,319
Shares outstanding – Administrator Class[1]	5,000,840
Net asset value per share – Administrator Class	$3.27
Net assets – Institutional Class	$ 136,310,567
Shares outstanding – Institutional Class[1]	41,721,583
Net asset value per share – Institutional Class	$3.27
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring High Yield Bond Fund  |  19

Statement of operations—six months ended February 28, 2022 (unaudited)

Investment income
Interest	$ 7,899,316
Dividends	317,870
Income from affiliated securities	82,038
Total investment income	8,299,224
Expenses
Management fee	1,023,099
Administration fees
Class A	181,448
Class C	2,923
Administrator Class	8,695
Institutional Class	49,673
Shareholder servicing fees
Class A	283,495
Class C	4,567
Administrator Class	21,699
Distribution fee
Class C	13,700
Custody and accounting fees	8,995
Professional fees	32,812
Registration fees	19,600
Shareholder report expenses	18,385
Trustees’ fees and expenses	9,592
Other fees and expenses	3,984
Total expenses	1,682,667
Less: Fee waivers and/or expense reimbursements
Fund-level	(148,960)
Class A	(9,720)
Administrator Class	(6,271)
Institutional Class	(43,664)
Net expenses	1,474,052
Net investment income	6,825,172
Realized and unrealized gains (losses) on investments
Net realized gains on investments	5,880,209
Net change in unrealized gains (losses) on investments	(27,467,431)
Net realized and unrealized gains (losses) on investments	(21,587,222)
Net decrease in net assets resulting from operations	$(14,762,050)
The accompanying notes are an integral part of these financial statements.

20  |  Allspring High Yield Bond Fund

Statement of changes in net assets

	Six months ended February 28, 2022 (unaudited)		Year ended August 31, 2021
Operations
Net investment income		$ 6,825,172		$ 12,884,421
Net realized gains on investments		5,880,209		11,162,085
Net change in unrealized gains (losses) on investments		(27,467,431)		2,699,989
Net increase (decrease) in net assets resulting from operations		(14,762,050)		26,746,495
Distributions to shareholders from
Net investment income and net realized gains
Class A		(3,952,803)		(8,074,306)
Class C		(49,489)		(134,538)
Administrator Class		(313,652)		(661,080)
Institutional Class		(2,431,001)		(4,056,776)
Total distributions to shareholders		(6,746,945)		(12,926,700)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,165,565	3,933,529	3,375,311	11,421,763
Class C	15,058	51,080	102,665	349,658
Administrator Class	82,929	282,335	309,396	1,048,199
Institutional Class	11,299,471	38,066,819	22,915,767	76,886,642
		42,333,763		89,706,262
Reinvestment of distributions
Class A	1,077,630	3,604,397	2,169,138	7,345,372
Class C	14,752	49,489	39,360	133,219
Administrator Class	87,810	294,354	183,842	622,697
Institutional Class	717,786	2,403,259	1,189,236	4,038,381
		6,351,499		12,139,669
Payment for shares redeemed
Class A	(5,361,711)	(18,056,305)	(11,816,630)	(39,953,404)
Class C	(210,199)	(715,156)	(1,424,599)	(4,819,114)
Administrator Class	(466,741)	(1,568,416)	(1,543,816)	(5,221,846)
Institutional Class	(5,185,722)	(17,375,081)	(11,261,048)	(38,184,989)
		(37,714,958)		(88,179,353)
Net increase in net assets resulting from capital share transactions		10,970,304		13,666,578
Total increase (decrease) in net assets		(10,538,691)		27,486,373
Net assets
Beginning of period		381,915,039		354,428,666
End of period		$371,376,348		$381,915,039
The accompanying notes are an integral part of these financial statements.

Allspring High Yield Bond Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
Class A	Six months ended February 28, 2022 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$3.45	$3.33	$3.29	$3.28	$3.40	$3.31
Net investment income	0.06	0.11	0.13	0.14	0.14	0.14
Payment from affiliate	0.00	0.00	0.00 [1]	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	(0.19)	0.12	0.04	0.01	(0.12)	0.10
Total from investment operations	(0.13)	0.23	0.17	0.15	0.02	0.24
Distributions to shareholders from
Net investment income	(0.06)	(0.11)	(0.13)	(0.14)	(0.13)	(0.15)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.01)	(0.00) [1]
Total distributions to shareholders	(0.06)	(0.11)	(0.13)	(0.14)	(0.14)	(0.15)
Net asset value, end of period	$3.26	$3.45	$3.33	$3.29	$3.28	$3.40
Total return[2]	(3.84)%	7.07%	5.31% [3]	4.79%	0.68%	7.28%
Ratios to average net assets (annualized)
Gross expenses	1.01%	1.01%	1.04%	1.04%	1.02%	1.01%
Net expenses	0.92%	0.92%	0.93%	0.93%	0.93%	0.93%
Net investment income	3.53%	3.29%	4.01%	4.36%	4.26%	4.39%
Supplemental data
Portfolio turnover rate	102%	49%	34%	26%	18%	20%
Net assets, end of period (000s omitted)	$215,425	$238,817	$251,410	$273,553	$272,170	$314,156

[1]	Amount is less than $0.005.
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[3]	During the year ended August 31, 2020, the Fund received a payment from an affiliate that had an impact of less than 0.005% on total return.
The accompanying notes are an integral part of these financial statements.

22  |  Allspring High Yield Bond Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
Class C	Six months ended February 28, 2022 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$3.46	$3.34	$3.29	$3.28	$3.40	$3.31
Net investment income	0.05 [1]	0.09 [1]	0.11 [1]	0.12 [1]	0.12	0.12
Payment from affiliate	0.00	0.00	0.01	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	(0.19)	0.12	0.03	0.01	(0.12)	0.09
Total from investment operations	(0.14)	0.21	0.15	0.13	0.00	0.21
Distributions to shareholders from
Net investment income	(0.05)	(0.09)	(0.10)	(0.12)	(0.11)	(0.12)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.01)	(0.00) [2]
Total distributions to shareholders	(0.05)	(0.09)	(0.10)	(0.12)	(0.12)	(0.12)
Net asset value, end of period	$3.27	$3.46	$3.34	$3.29	$3.28	$3.40
Total return[3]	(4.19)%	6.25%	4.83% [4]	4.00%	(0.07)%	6.49%
Ratios to average net assets (annualized)
Gross expenses	1.76%	1.76%	1.79%	1.79%	1.77%	1.76%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income	2.75%	2.57%	3.25%	3.64%	3.51%	3.65%
Supplemental data
Portfolio turnover rate	102%	49%	34%	26%	18%	20%
Net assets, end of period (000s omitted)	$3,305	$4,123	$8,265	$12,220	$47,811	$61,734

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]	During the year ended August 31, 2020, the Fund received a payment from an affiliate that had a 0.31% impact on the total return.
The accompanying notes are an integral part of these financial statements.

Allspring High Yield Bond Fund  |  23

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
Administrator Class	Six months ended February 28, 2022 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$3.46	$3.34	$3.29	$3.29	$3.41	$3.31
Net investment income	0.06	0.12 [1]	0.13	0.15 [1]	0.15	0.15
Net realized and unrealized gains (losses) on investments	(0.19)	0.12	0.05	0.00	(0.12)	0.10
Total from investment operations	(0.13)	0.24	0.18	0.15	0.03	0.25
Distributions to shareholders from
Net investment income	(0.06)	(0.12)	(0.13)	(0.15)	(0.14)	(0.15)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.01)	(0.00) [2]
Total distributions to shareholders	(0.06)	(0.12)	(0.13)	(0.15)	(0.15)	(0.15)
Net asset value, end of period	$3.27	$3.46	$3.34	$3.29	$3.29	$3.41
Total return[3]	(3.77)%	7.20%	5.76%	4.60%	0.82%	7.74%
Ratios to average net assets (annualized)
Gross expenses	0.95%	0.95%	0.99%	0.98%	0.96%	0.95%
Net expenses	0.80%	0.79%	0.79%	0.80%	0.80%	0.80%
Net investment income	3.65%	3.42%	4.14%	4.48%	4.39%	4.55%
Supplemental data
Portfolio turnover rate	102%	49%	34%	26%	18%	20%
Net assets, end of period (000s omitted)	$16,336	$18,317	$21,185	$24,667	$23,940	$31,592

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

24  |  Allspring High Yield Bond Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
Institutional Class	Six months ended February 28, 2022 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$3.46	$3.34	$3.29	$3.28	$3.41	$3.31
Net investment income	0.07	0.12	0.14	0.15	0.16	0.16
Net realized and unrealized gains (losses) on investments	(0.19)	0.13	0.05	0.01	(0.13)	0.10
Total from investment operations	(0.12)	0.25	0.19	0.16	0.03	0.26
Distributions to shareholders from
Net investment income	(0.07)	(0.13)	(0.14)	(0.15)	(0.15)	(0.16)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.01)	(0.00) [1]
Total distributions to shareholders	(0.07)	(0.13)	(0.14)	(0.15)	(0.16)	(0.16)
Net asset value, end of period	$3.27	$3.46	$3.34	$3.29	$3.28	$3.41
Total return[2]	(3.64)%	7.48%	6.04%	5.20%	0.79%	8.03%
Ratios to average net assets (annualized)
Gross expenses	0.68%	0.69%	0.71%	0.71%	0.69%	0.68%
Net expenses	0.53%	0.53%	0.53%	0.53%	0.53%	0.53%
Net investment income	3.96%	3.66%	4.39%	4.75%	4.67%	4.79%
Supplemental data
Portfolio turnover rate	102%	49%	34%	26%	18%	20%
Net assets, end of period (000s omitted)	$136,311	$120,658	$73,568	$75,877	$134,770	$125,991

[1]	Amount is less than $0.005.
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring High Yield Bond Fund  |  25

Notes to financial statements (unaudited)
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring High Yield Bond Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of

26  |  Allspring High Yield Bond Fund

Notes to financial statements (unaudited)
securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Dividend income is recognized on the ex-dividend date.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of February 28, 2022, the aggregate cost of all investments for federal income tax purposes was $398,142,049 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 350,328
Gross unrealized losses	(13,160,670)
Net unrealized losses	$(12,810,342)

Allspring High Yield Bond Fund  |  27

Notes to financial statements (unaudited)
As of August 31, 2021, the Fund had capital loss carryforwards which consisted of $14,567,255 in short-term capital losses and $31,885,958 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of February 28, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Energy	$ 900,984	$ 0	$ 0	$ 900,984
Financials	811,840	0	0	811,840
Corporate bonds and notes	0	289,597,394	0	289,597,394
Loans	0	27,979,648	923,727	28,903,375
Yankee corporate bonds and notes	0	41,658,704	0	41,658,704
Short-term investments
Investment companies	23,459,410	0	0	23,459,410
Total assets	$25,172,234	$359,235,746	$923,727	$385,331,707
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended February 28, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

28  |  Allspring High Yield Bond Fund

Notes to financial statements (unaudited)
Average daily net assets	Management fee
First $500 million	0.550%
Next $500 million	0.525
Next $2 billion	0.500
Next $2 billion	0.475
Next $5 billion	0.440
Over $10 billion	0.430
For the six months ended February 28, 2022, the management fee was equivalent to an annual rate of 0.55% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through December 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of February 28, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	0.93%
Class C	1.68
Administrator Class	0.80
Institutional Class	0.53

Allspring High Yield Bond Fund  |  29

Notes to financial statements (unaudited)
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended February 28, 2022, Allspring Funds Distributor received $1,879 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended February 28, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $11,031,988, $18,627,563 and $(2,811,633) in interfund purchases, sales and net realized gains (losses), respectively, during the six months ended February 28, 2022.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended February 28, 2022 were $381,366,696 and $374,593,130, respectively.
As of February 28, 2022, the Fund had the following unfunded loan commitments:
	Unfunded commitments	Unrealized gain (loss)
Asurion LLC, 5.46%, 1-31-2028	$ 1,800,000	$ (20,700)
Bausch Health Companies Incorporated, 5.75%, 1-27-2027	900,000	(1,503)
GIP III Stetson I LP, 4.46%, 7-18-2025	2,800,000	(4,200)
Intelsat Jackson Holdings SA, 4.75%, 2-1-2029	2,690,000	(37,347)
Mallinckrodt International Finance SA, 6.00%, 9-24-2024	2,000,000	(46,500)
McAfee LLC, 4.50%, 2-26-2029	1,070,000	(10,700)
Michaels Companies Incorporated, 5.00%, 4-15-2028	465,000	(9,170)
Mileage Plus Holdings LLC, 6.25%, 6-21-2027	1,400,000	(19,768)
Naked Juice LLC, 3.75%, 1-24-2029	179,636	(1,234)
Naked Juice LLC Delayed Draw, 3.75%, 1-24-2029	10,364	(97)
Nexus Buyer LLC, 6.75%, 10-29-2029	1,100,000	(15,587)
PMHC II Incorporated, 4.75%, 2-1-2029	260,000	(2,816)
Polaris Newco LLC, 4.50%, 6-2-2028	1,976,260	(13,483)
Press Ganey Holdings Incorporated, 4.50%, 7-24-2026	200,000	650
Russell Investments US Institutional Holdco Incorporated, 4.50%, 5-30-2025	965,205	(7,837)
Solis IV BV, 4.00%, 2-25-2029	930,000	(11,715)
The Geo Group Incorporated, 2.75%, 3-22-2024	965,000	(24,099)
	$19,711,465	$(226,106)

30  |  Allspring High Yield Bond Fund

Notes to financial statements (unaudited)
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of February 28, 2022, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Bank of America Securities Incorporated	$1,155,459	$(1,155,459)	$0
Barclays Capital Incorporated	2,177,806	(2,177,806)	0
Citigroup Global Markets Incorporated	142,344	(142,344)	0
JPMorgan Securities LLC	91,651	(91,651)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the six months ended February 28, 2022, there were no borrowings by the Fund under the agreement.
8. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring High Yield Bond Fund  |  31

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

32  |  Allspring High Yield Bond Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 138 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring High Yield Bond Fund  |  33

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

34  |  Allspring High Yield Bond Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring High Yield Bond Fund  |  35

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0322-00358 04-22
SA218/SAR218 02-22

Semi-Annual Report
February 28, 2022
Allspring Short Duration
Government Bond Fund

The views expressed and any forward-looking statements are as of February 28, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Short Duration Government Bond Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for Allspring Short Duration Government Bond Fund for the six-month period that ended February 28, 2022. Global stocks and bonds declined during a challenging period. Despite progress on a global economic recovery from COVID-19, a spike in inflation, concerns regarding anticipated tightening of central bank monetary policy, and turmoil caused by the Russian invasion of Ukraine all led to a retreat from financial market gains made earlier in 2021.
For the six-month period, U.S. stocks, based on the S&P 500 Index,1 returned -2.62%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -6.95%, while the MSCI EM Index (Net) (USD),3 trailed its developed market counterparts with a return of -9.81%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index,4 returned -4.07%, the Bloomberg Global Aggregate ex-USD Index (unhedged),5 returned -6.54%, the Bloomberg Municipal Bond Index6 returned -3.09%, and the ICE BofA U.S. High Yield Index,7 lost 2.96%.
Inflationary concerns caused markets to retreat.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions and worries over rising energy and food prices. Meanwhile, the U.S. Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
October’s key themes continued to be elevated inflation pressures and a supply bottleneck, but strong earnings provided a bright spot. U.S. earnings releases were generally strong and consumer confidence was high. The Fed reaffirmed its plans to stop its quantitative easing by mid-2022. Notably, it still considered elevated inflation figures to be transitory despite rising concerns. Similar to the U.S., the eurozone and many Asian countries saw positive earnings while facing inflation pressures caused by supply bottlenecks and energy price increases amid natural gas shortages. Globally, government bond yields rose as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
“Global markets suffered their broadest retreat in a year during September, with the exception of commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Short Duration Government Bond Fund

Letter to shareholders (unaudited)
In November, as COVID-19 hospitalizations rose, most major asset classes, domestic and international, declined with two exceptions: U.S. investment-grade bonds and Treasury Inflation-Protected Securities. In the U.S., President Biden signed a long-awaited $550 billion infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain could make that less likely to occur. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, to try to reduce the spread. In the U.S., data indicated that the overall domestic economy remains stable with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds produced monthly positive returns while Treasuries declined. Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, up from previous projections of just one hike.
In January, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. Comments from the Fed suggested a hike in interest rates in March was likely. Meanwhile, Russia, one of the world’s largest oil and gas producers, threatened a potential invasion of Ukraine. Such an invasion could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down for the month, along with global bonds overall. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to uncertainty regarding likely central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and robust growth accompanying higher prices.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
“ The Russian invasion of Ukraine dominated the financial world in February. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Short Duration Government Bond Fund  |  3

Letter to shareholders (unaudited)
Information on transaction closing.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P. announced the beginning of Allspring Global Investments™ with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management LLC; Galliard Capital Management LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, a privately held asset management firm with $575 billion in AUM1 as of December 31, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family were rebranded as Allspring Funds. Each individual fund had “Wells Fargo” removed from its fund name and replaced with “Allspring.” The fund name changes went into effect on December 6, 2021.
Allspring Global Investments™ is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Portfolio Impacts” for further information.

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of December 31, 2021, assets under management (AUM) includes $91.6 billion from Galliard Capital Management, LLC, an investment advisor that is not part of the Allspring trade name/GIPS firm.

4  |  Allspring Short Duration Government Bond Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks to provide current income consistent with capital preservation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Maulik Bhansali, CFA®‡, Jarad Vasquez

Average annual total returns (%) as of February 28, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (MSDAX)	3-11-1996	-4.85	0.44	0.50	-2.91	0.85	0.71	0.80	0.79
Class C (MSDCX)	5-31-2002	-4.73	0.09	-0.04	-3.73	0.09	-0.04	1.55	1.54
Class R6 (MSDRX)[3]	11-30-2012	–	–	–	-2.60	1.26	1.14	0.42	0.38
Administrator Class (MNSGX)	12-18-1992	–	–	–	-2.73	1.05	0.90	0.74	0.61
Institutional Class (WSGIX)	4-8-2005	–	–	–	-2.55	1.23	1.08	0.47	0.43
Bloomberg U.S. 1-3 Year Government Bond Index[4]	–	–	–	–	-1.68	1.35	0.99	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through December 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.78% for Class A, 1.53% for Class C, 0.37% for Class R6, 0.60% for Administrator Class, and 0.42% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Bloomberg U.S. 1–3 Year Government Bond Index is composed of all publicly issued, nonconvertible domestic debt of the U.S. government and its agencies. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to mortgage- and asset-backed securities risk. The U.S. government guarantee applies to certain underlying securities and not to shares of the Fund. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Short Duration Government Bond Fund

Performance highlights (unaudited)
Ten largest holdings (%) as of February 28, 2022[1]
FHLMC, 2.81%, 5-1-2049	9.49
U.S. Treasury Note, 0.13%, 1-31-2023	9.35
U.S. Treasury Note, 0.13%, 12-31-2022	5.18
U.S. Treasury Note, 0.13%, 9-30-2022	4.48
FHMLC, 3.50%, 2-1-2033	3.74
FHLMC, 3.50%, 11-1-2030	3.32
U.S. Treasury Note, 0.13%, 5-31-2022	2.80
U.S. Treasury Note, 0.13%, 3-31-2023	2.48
FNMA, 3.00%, 7-1-2034	2.39
FHLMC, 3.50%, 2-1-2031	1.99
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Portfolio composition as of February 28, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

Allspring Short Duration Government Bond Fund  |  7

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from September 1, 2021 to February 28, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 9-1-2021	Ending account value 2-28-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 975.80	$3.82	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.93	$3.91	0.78%
Class C
Actual	$1,000.00	$ 972.22	$7.48	1.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.21	$7.65	1.53%
Class R6
Actual	$1,000.00	$ 977.87	$1.81	0.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.96	$1.86	0.37%
Administrator Class
Actual	$1,000.00	$ 976.74	$2.94	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$ 978.60	$2.06	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.71	$2.11	0.42%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

8  |  Allspring Short Duration Government Bond Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency securities: 53.26%
FHLMC (12 Month LIBOR +1.65%) ±	2.34%	3-1-2043	$818,960	$ 841,813
FHLMC (12 Month LIBOR +1.85%) ±	2.45	5-1-2042	799,749	833,440
FHLMC	2.50	11-1-2028	3,442,379	3,498,982
FHLMC (12 Month LIBOR +1.76%) ±	2.58	12-1-2042	1,021,566	1,060,452
FHLMC (12 Month LIBOR +1.64%) ±	2.79	7-1-2047	2,014,404	2,058,869
FHLMC (12 Month LIBOR +1.64%) ±	2.81	5-1-2049	57,383,736	58,492,456
FHLMC	3.00	10-1-2032	9,672,637	10,000,453
FHLMC	3.50	11-1-2030	19,788,565	20,455,833
FHLMC	3.50	2-1-2031	11,832,764	12,283,150
FHLMC	3.50	3-1-2031	1,097,000	1,147,944
FHLMC Series 3632 Class PK	5.00	2-15-2040	1,767,754	1,894,206
FHLMC Series 4426 Class QC	1.75	7-15-2037	2,829,500	2,801,159
FHLMC Series 4891 Class PA	3.50	7-15-2048	475,171	476,864
FHLMC Series 4940 Class AG	3.00	5-15-2040	9,615,450	9,784,741
FHMLC	3.00	12-1-2030	2,541,804	2,616,161
FHMLC	3.00	1-1-2032	9,450,812	9,742,011
FHMLC	3.50	2-1-2033	22,242,602	23,096,907
FNMA (12 Month LIBOR +1.58%) ±	2.08	6-1-2045	703,980	726,772
FNMA (12 Month LIBOR +1.58%) ±	2.44	1-1-2046	1,006,546	1,039,927
FNMA (12 Month LIBOR +1.69%) ±	2.45	11-1-2042	995,116	1,032,058
FNMA (12 Month LIBOR +1.56%) ±	2.45	9-1-2045	923,137	951,367
FNMA	2.50	2-1-2036	3,534,242	3,589,267
FNMA	2.50	9-1-2036	2,412,886	2,461,780
FNMA (12 Month LIBOR +1.58%) ±	2.66	2-1-2046	1,208,885	1,248,444
FNMA	3.00	4-1-2033	2,280,285	2,345,021
FNMA	3.00	7-1-2034	14,306,482	14,740,149
FNMA	3.00	2-1-2035	3,649,759	3,763,524
FNMA	3.00	4-1-2035	4,198,615	4,370,211
FNMA	3.00	12-1-2035	2,823,254	2,944,373
FNMA %%	3.00	5-18-2036	9,900,000	10,097,771
FNMA	3.00	8-1-2036	3,804,000	3,925,789
FNMA	3.50	6-1-2035	1,618,775	1,707,973
FNMA	3.50	7-1-2043	2,789,415	2,947,470
FNMA (1 Year Treasury Constant Maturity +2.03%) ±	3.95	3-1-2049	2,298,233	2,345,092
FNMA	4.00	2-1-2034	2,628,064	2,794,416
FNMA	4.00	6-1-2038	6,218,905	6,568,560
FNMA	4.50	7-1-2048	2,220,701	2,402,171
FNMA ##	4.50	10-1-2048	5,597,534	6,079,770
FNMA	4.50	11-1-2049	1,647,185	1,817,904
FNMA	5.00	10-1-2040	724,378	806,349
FNMA	5.00	1-1-2049	2,252,172	2,469,781
FNMA	5.00	8-1-2049	3,054,803	3,380,213
FNMA	5.00	11-1-2049	2,870,272	3,150,136
FNMA	5.00	12-1-2049	1,367,670	1,526,761
FNMA	5.50	6-1-2049	3,501,063	3,921,055
FNMA Series 2015-57 Class AB	3.00	8-25-2045	1,789,660	1,833,392
FNMA Series 2019-15 Class AB	3.50	5-25-2053	9,418,816	9,920,214
FNMA Series 2019-33 Class MA	3.50	7-25-2055	8,566,199	8,803,962
FNMA Series 2019-78 Class DE	2.00	11-25-2049	6,186,664	6,051,928
FNMA Series 2020-48 Class AB	2.00	7-25-2050	2,045,821	2,023,022
FNMA Series 2020-48 Class DA	2.00	7-25-2050	3,999,956	3,957,207
FNMA Series 2020-50 Class A	2.00	7-25-2050	3,875,706	3,802,176
GNMA	4.00	9-20-2044	965,688	1,033,287
GNMA	4.00	12-20-2044	1,175,613	1,257,879
The accompanying notes are an integral part of these financial statements.

Allspring Short Duration Government Bond Fund  |  9

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
GNMA	4.00%	1-20-2045	$791,612	$ 846,992
GNMA	4.50	3-20-2048	387,926	412,060
GNMA	4.50	6-20-2048	1,875,361	1,983,238
GNMA	4.50	6-20-2048	558,879	593,449
GNMA	4.50	8-20-2048	536,725	566,468
GNMA	4.50	10-20-2048	149,729	158,522
GNMA	4.50	2-20-2049	692,172	735,345
GNMA	5.00	3-20-2048	642,895	695,002
GNMA	5.00	6-20-2048	119,035	128,658
GNMA	5.00	6-20-2048	110,584	119,441
GNMA	5.00	7-20-2048	41,889	44,477
GNMA	5.00	9-20-2048	381,265	405,191
GNMA	5.00	3-20-2049	143,672	156,767
GNMA	5.00	3-20-2049	677,908	736,526
GNMA	5.00	5-20-2049	835,862	909,979
GNMA	5.50	1-20-2049	78,703	84,198
GNMA	5.50	5-20-2049	5,708,316	6,131,347
GNMA Series 2011-137 Class WA ±±	5.59	7-20-2040	1,502,371	1,675,533
GNMA Series 2017-99 Class DE	2.50	7-20-2045	1,072,258	1,077,546
GNMA Series 2018-11 Class PC	2.75	12-20-2047	1,713,069	1,747,672
GNMA Series 2018-36 Class KC	3.00	2-20-2046	1,026,705	1,038,946
GNMA Series 2019-132 Class NA	3.50	9-20-2049	253,384	261,930
GNMA Series 2020-11 Class ME	2.50	2-20-2049	2,861,480	2,864,546
GNMA Series 2021-23 Class MG	1.50	2-20-2051	10,377,525	10,146,441
Total Agency securities (Cost $334,047,173)				328,442,886
Asset-backed securities: 8.77%
Hertz Vehicle Financing LLC Series 2022-1A Class A 144A	1.99	6-25-2026	4,756,000	4,693,591
Navient Student Loan Trust Series 2019-GA Class A 144A	2.40	10-15-2068	2,266,231	2,268,953
Navient Student Loan Trust Series 2020-DA Class A 144A	1.69	5-15-2069	4,804,517	4,761,151
Navient Student Loan Trust Series 2020-GA Class A 144A	1.17	9-16-2069	1,699,014	1,677,014
Navient Student Loan Trust Series 2020-HA Class A 144A	1.31	1-15-2069	4,061,057	3,978,854
Navient Student Loan Trust Series 2020-IA Class A1A 144A	1.33	4-15-2069	5,463,251	5,279,258
Navient Student Loan Trust Series 2021-A Class A 144A	0.84	5-15-2069	1,193,687	1,159,570
Nelnet Student Loan Trust Series 2004-4 Class A5 (3 Month LIBOR +0.16%) ±	0.42	1-25-2037	2,485,990	2,477,326
Nelnet Student Loan Trust Series 2012-1A Class A (1 Month LIBOR +0.80%) 144A±	0.99	12-27-2039	1,534,100	1,534,149
Nelnet Student Loan Trust Series 2016-1A Class A (1 Month LIBOR +0.80%) 144A±	0.91	9-25-2065	3,883,838	3,861,126
SLC Student Loan Trust Series 2010-1 Class A (3 Month LIBOR +0.88%) ±	1.37	11-25-2042	723,832	724,534
SLM Student Loan Trust Series 2005-6 Class A6 (3 Month LIBOR +0.14%) ±	0.40	10-27-2031	1,375,462	1,367,474
SLM Student Loan Trust Series 2012-3 Class A (1 Month LIBOR +0.65%) ±	0.84	12-27-2038	4,376,109	4,356,039
SMB Private Education Loan Trust Series 2015-C Class A2A 144A	2.75	7-15-2027	32,770	32,797
SMB Private Education Loan Trust Series 2016-B Class A2B (1 Month LIBOR +1.45%) 144A±	1.64	2-17-2032	1,004,488	1,010,707
SMB Private Education Loan Trust Series 2020-BA Class A1A 144A	1.29	7-15-2053	4,630,561	4,524,371
SMB Private Education Loan Trust Series 2021-A Class APT1 144A	1.07	1-15-2053	5,099,336	4,785,047
The accompanying notes are an integral part of these financial statements.

10  |  Allspring Short Duration Government Bond Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
SoFi Professional Loan Program LLC Series 2016-C Class A1 (1 Month LIBOR +1.10%) 144A±	1.29%	10-27-2036	$306,041	$ 306,492
SoFi Professional Loan Program LLC Series 2016-D Class A1 (1 Month LIBOR +0.95%) 144A±	1.14	1-25-2039	621,052	622,033
SoFi Professional Loan Program LLC Series 2016-E Class A1 (1 Month LIBOR +0.85%) 144A±	1.04	7-25-2039	104,148	104,169
SoFi Professional Loan Program LLC Series 2017-A Class A1 (1 Month LIBOR +0.70%) 144A±	0.89	3-26-2040	281,117	281,056
SoFi Professional Loan Program LLC Series 2017-C Class A1 (1 Month LIBOR +0.60%) 144A±	0.79	7-25-2040	262,913	262,570
SoFi Professional Loan Program LLC Series 2017-E Class A2B 144A	2.72	11-26-2040	279,974	281,355
SoFi Professional Loan Program LLC Series 2020-C Class AFX 144A	1.95	2-15-2046	885,460	877,923
SoFi Professional Loan Program LLC Series 2021-A Class AFX 144A	1.03	8-17-2043	2,924,572	2,823,822
Total Asset-backed securities (Cost $55,083,969)				54,051,381
Non-agency mortgage-backed securities: 10.01%
Angel Oak Mortgage Trust Series 2019-2 Class A1 144A±±	3.63	3-25-2049	184,649	184,626
Angel Oak Mortgage Trust Series 2020-5 Class A1 144A±±	1.37	5-25-2065	1,078,165	1,067,104
Angel Oak Mortgage Trust Series 2021-1 Class A1 144A±±	0.91	1-25-2066	4,272,908	4,191,946
Bunker Hill Loan Depositary Trust Series 2019-2 Class A1 144Aøø	2.88	7-25-2049	721,852	720,507
BX Trust Series 2021-VOLT Class A (1 Month LIBOR +0.70%) 144A±	0.89	9-15-2036	5,045,000	4,899,497
BX Trust Series 2021-XL2 Class A (1 Month LIBOR +0.69%) 144A±	0.88	10-15-2038	4,997,000	4,890,916
Citigroup Commercial Mortgage Trust Series 2014-GC25 Class AAB	3.37	10-10-2047	296,930	301,820
Med Trust Series 2021-MDLN (1 Month LIBOR +0.95%) 144A±	1.14	11-15-2038	2,528,000	2,490,024
Mello Warehouse Securitization Trust Series 2020-1 Class A (1 Month LIBOR +0.90%) 144A±	1.09	10-25-2053	4,875,000	4,867,607
Mello Warehouse Securitization Trust Series 2020-2 Class A (1 Month LIBOR +0.80%) 144A±	0.99	11-25-2053	4,753,000	4,722,941
Mello Warehouse Securitization Trust Series 2021-1 Class A (1 Month LIBOR +0.70%) 144A±	0.89	2-25-2055	4,092,000	4,055,727
MFRA Trust Series 2021-NQM1 Class A1 144A±±	1.15	4-25-2065	4,090,403	4,056,600
NewRez WareHouse Securitization Series 2021-1 Class A (1 Month LIBOR +0.75%) 144A±	0.94	5-25-2055	5,533,000	5,496,274
Verus Securitization Trust Series 2019-2 Class A1 144A±±	2.91	7-25-2059	740,948	743,464
Verus Securitization Trust Series 2019-3 Class A1 144A±±	2.69	11-25-2059	701,729	703,066
Verus Securitization Trust Series 2019-4 Class A1 144Aøø	2.64	11-25-2059	335,101	335,601
Verus Securitization Trust Series 2020-5 Class A1 144Aøø	1.22	5-25-2065	1,797,618	1,771,090
Verus Securitization Trust Series 2021-3 Class A1 144A±±	1.05	6-25-2066	2,669,520	2,599,314
Verus Securitization Trust Series 2021-4 Class A1 144A±±	0.94	7-25-2066	2,970,574	2,844,337
Verus Securitization Trust Series 2021-5 Class A1 144A±±	1.01	9-25-2066	4,694,994	4,490,161
Verus Securitization Trust Series 2021-6 Class A1 144A±±	1.63	10-25-2066	1,688,398	1,646,937
Verus Securitization Trust Series 2021-7 Class A1 144A±±	1.83	10-25-2066	4,779,633	4,662,515
Total Non-agency mortgage-backed securities (Cost $62,829,230)				61,742,074
The accompanying notes are an integral part of these financial statements.

Allspring Short Duration Government Bond Fund  |  11

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities: 29.83%
U.S. Treasury Note	0.13%	5-31-2022	$17,270,000	$ 17,255,030
U.S. Treasury Note	0.13	9-30-2022	27,740,000	27,637,059
U.S. Treasury Note	0.13	12-31-2022	32,181,000	31,947,185
U.S. Treasury Note	0.13	1-31-2023	58,193,000	57,692,904
U.S. Treasury Note	0.13	3-31-2023	15,448,000	15,277,227
U.S. Treasury Note	0.13	4-30-2023	8,842,000	8,732,166
U.S. Treasury Note	0.25	6-15-2024	3,162,000	3,069,610
U.S. Treasury Note	0.75	11-15-2024	2,644,000	2,583,064
U.S. Treasury Note	0.88	1-31-2024	10,012,000	9,903,667
U.S. Treasury Note	1.00	12-15-2024	1,980,000	1,946,742
U.S. Treasury Note	1.13	1-15-2025	367,000	361,810
U.S. Treasury Note	1.50	2-29-2024	7,221,000	7,226,923
U.S. Treasury Note	1.50	2-15-2025	327,000	325,697
Total U.S. Treasury securities (Cost $185,029,029)				183,959,084

		Yield	Shares
Short-term investments: 1.02%
Investment companies: 1.02%
Allspring Government Money Market Fund Select Class ♠∞##		0.03	6,302,238	6,302,238
Total Short-term investments (Cost $6,302,238)				6,302,238
Total investments in securities (Cost $643,291,639)	102.89%			634,497,663
Other assets and liabilities, net	(2.89)			(17,851,709)
Total net assets	100.00%			$616,645,954

±	Variable rate investment. The rate shown is the rate in effect at period end.
##	All or a portion of this security is segregated for when-issued securities.
±±	The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
%%	The security is purchased on a when-issued basis.

Abbreviations:
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Short Duration Government Bond Fund

Portfolio of investments—February 28, 2022 (unaudited)

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$4,833,244	$323,843,489	$(322,374,495)	$0	$0	$6,302,238	6,302,238	$1,694
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
2-Year U.S. Treasury Notes	1,249	6-30-2022	$268,036,139	$268,817,975	$ 781,836	$ 0
Short
10-Year Ultra Futures	(159)	6-21-2022	(22,190,861)	(22,471,171)	0	(280,310)
5-Year U.S. Treasury Notes	(424)	6-30-2022	(49,793,019)	(50,151,250)	0	(358,231)
					$781,836	$(638,541)
The accompanying notes are an integral part of these financial statements.

Allspring Short Duration Government Bond Fund  |  13

Statement of assets and liabilities—February 28, 2022 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $636,989,401)	$ 628,195,425
Investments in affiliated securities, at value (cost $6,302,238)	6,302,238
Cash at broker segregated for futures contracts	1,049,000
Receivable for interest	1,018,688
Receivable for Fund shares sold	853,307
Receivable for daily variation margin on open futures contracts	819,295
Principal paydown receivable	618,494
Prepaid expenses and other assets	53,869
Total assets	638,910,316
Liabilities
Payable for when-issued transactions	10,078,716
Payable for investments purchased	10,015,118
Payable for Fund shares redeemed	1,191,923
Payable for daily variation margin on open futures contracts	655,875
Management fee payable	145,403
Dividends payable	62,309
Administration fees payable	40,321
Distribution fee payable	2,212
Accrued expenses and other liabilities	72,485
Total liabilities	22,264,362
Total net assets	$616,645,954
Net assets consist of
Paid-in capital	$ 713,953,025
Total distributable loss	(97,307,071)
Total net assets	$616,645,954
Computation of net asset value and offering price per share
Net assets – Class A	$ 48,543,269
Shares outstanding – Class A1	5,147,347
Net asset value per share – Class A	$9.43
Maximum offering price per share – Class A2	$9.62
Net assets – Class C	$ 3,857,520
Shares outstanding – Class C1	408,483
Net asset value per share – Class C	$9.44
Net assets – Class R6	$ 43,721,902
Shares outstanding – Class R6[1]	4,619,799
Net asset value per share – Class R6	$9.46
Net assets – Administrator Class	$ 27,066,083
Shares outstanding – Administrator Class[1]	2,864,593
Net asset value per share – Administrator Class	$9.45
Net assets – Institutional Class	$ 493,457,180
Shares outstanding – Institutional Class[1]	52,239,909
Net asset value per share – Institutional Class	$9.45
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $100,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Short Duration Government Bond Fund

Statement of operations—six months ended February 28, 2022 (unaudited)

Investment income
Interest	$ 2,799,005
Income from affiliated securities	1,694
Total investment income	2,800,699
Expenses
Management fee	1,182,367
Administration fees
Class A	47,903
Class C	3,482
Class R6	6,610
Administrator Class	15,309
Institutional Class	214,690
Shareholder servicing fees
Class A	74,848
Class C	5,403
Administrator Class	38,153
Distribution fee
Class C	16,207
Custody and accounting fees	13,298
Professional fees	29,720
Registration fees	28,495
Shareholder report expenses	18,603
Trustees’ fees and expenses	9,592
Other fees and expenses	6,069
Total expenses	1,710,749
Less: Fee waivers and/or expense reimbursements
Fund-level	(78,123)
Class A	(296)
Administrator Class	(10,327)
Institutional Class	(55,397)
Net expenses	1,566,606
Net investment income	1,234,093
Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(3,031,826)
Futures contracts	(1,934,685)
Net realized losses on investments	(4,966,511)
Net change in unrealized gains (losses) on
Unaffiliated securities	(11,373,927)
Futures contracts	150,757
Net change in unrealized gains (losses) on investments	(11,223,170)
Net realized and unrealized gains (losses) on investments	(16,189,681)
Net decrease in net assets resulting from operations	$(14,955,588)
The accompanying notes are an integral part of these financial statements.

Allspring Short Duration Government Bond Fund  |  15

Statement of changes in net assets

	Six months ended February 28, 2022 (unaudited)		Year ended August 31, 2021
Operations
Net investment income		$ 1,234,093		$ 2,480,874
Net realized gains (losses) on investments		(4,966,511)		2,129,791
Net change in unrealized gains (losses) on investments		(11,223,170)		(6,156,851)
Net decrease in net assets resulting from operations		(14,955,588)		(1,546,186)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(284,599)		(769,324)
Class C		(4,484)		(20,179)
Class R6		(300,072)		(771,167)
Administrator Class		(173,704)		(397,032)
Institutional Class		(3,522,847)		(8,039,703)
Total distributions to shareholders		(4,285,706)		(9,997,405)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	73,278	704,463	3,774,730	37,095,633
Class C	1,863	17,925	367,534	3,621,671
Class R6	690,084	6,603,171	4,738,622	46,544,647
Administrator Class	37,108	357,886	281,599	2,767,417
Institutional Class	5,147,258	49,534,509	39,262,633	386,254,397
		57,217,954		476,283,765
Reinvestment of distributions
Class A	28,968	277,631	77,029	754,316
Class C	468	4,484	2,035	20,022
Class R6	28,724	276,147	70,861	695,505
Administrator Class	17,988	172,678	40,238	394,799
Institutional Class	333,855	3,204,066	767,741	7,529,367
		3,935,006		9,394,009
Payment for shares redeemed
Class A	(1,955,892)	(18,728,503)	(2,984,638)	(29,143,334)
Class C	(104,416)	(1,006,178)	(757,870)	(7,449,819)
Class R6	(971,904)	(9,367,221)	(4,828,999)	(47,240,710)
Administrator Class	(519,276)	(4,969,899)	(667,106)	(6,554,060)
Institutional Class	(11,894,062)	(114,237,863)	(27,158,902)	(266,343,103)
		(148,309,664)		(356,731,026)
Net increase (decrease) in net assets resulting from capital share transactions		(87,156,704)		128,946,748
Total increase (decrease) in net assets		(106,397,998)		117,403,157
Net assets
Beginning of period		723,043,952		605,640,795
End of period		$ 616,645,954		$ 723,043,952
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Short Duration Government Bond Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
Class A	Six months ended February 28, 2022 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.71	$9.85	$9.73	$9.60	$9.85	$9.96
Net investment income	0.00 [1,2]	0.00 [1,2]	0.15	0.21	0.14	0.07
Net realized and unrealized gains (losses) on investments	(0.23)	(0.04)	0.18	0.16	(0.20)	(0.03)
Total from investment operations	(0.23)	(0.04)	0.33	0.37	(0.06)	0.04
Distributions to shareholders from
Net investment income	(0.05)	(0.10)	(0.21)	(0.24)	(0.19)	(0.15)
Net asset value, end of period	$9.43	$9.71	$9.85	$9.73	$9.60	$9.85
Total return[3]	(2.42)%	(0.45)%	3.41%	3.92%	(0.56)%	0.45%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.79%	0.81%	0.81%	0.80%	0.79%
Net expenses	0.78%	0.78%	0.78%	0.78%	0.78%	0.78%
Net investment income	0.04%	0.01%	1.32%	2.22%	1.36%	0.79%
Supplemental data
Portfolio turnover rate	164%	294%	395%	635%	331%	348%
Net assets, end of period (000s omitted)	$48,543	$67,959	$60,425	$29,618	$30,538	$51,890

[1]	Amount is less than $0.005.
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Short Duration Government Bond Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
Class C	Six months ended February 28, 2022 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.72	$9.87	$9.75	$9.62	$9.87	$9.98
Net investment income (loss)	(0.04)	(0.07) [1]	0.07	0.14 [1]	0.06 [1]	0.00 [1,2]
Net realized and unrealized gains (losses) on investments	(0.23)	(0.06)	0.18	0.16	(0.19)	(0.03)
Total from investment operations	(0.27)	(0.13)	0.25	0.30	(0.13)	(0.03)
Distributions to shareholders from
Net investment income	(0.01)	(0.02)	(0.13)	(0.17)	(0.12)	(0.08)
Net asset value, end of period	$9.44	$9.72	$9.87	$9.75	$9.62	$9.87
Total return[3]	(2.78)%	(1.29)%	2.64%	3.14%	(1.30)%	(0.30)%
Ratios to average net assets (annualized)
Gross expenses	1.53%	1.54%	1.56%	1.56%	1.55%	1.54%
Net expenses	1.53%	1.53%	1.53%	1.53%	1.53%	1.53%
Net investment income (loss)	(0.70)%	(0.69)%	0.61%	1.49%	0.62%	0.04%
Supplemental data
Portfolio turnover rate	164%	294%	395%	635%	331%	348%
Net assets, end of period (000s omitted)	$3,858	$4,963	$8,868	$10,032	$15,093	$20,026

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Short Duration Government Bond Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
Class R6	Six months ended February 28, 2022 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.74	$9.89	$9.77	$9.64	$9.89	$9.99
Net investment income	0.02	0.04	0.19	0.25 [1]	0.16 [1]	0.12 [1]
Net realized and unrealized gains (losses) on investments	(0.23)	(0.05)	0.18	0.16	(0.17)	(0.02)
Total from investment operations	(0.21)	(0.01)	0.37	0.41	(0.01)	0.10
Distributions to shareholders from
Net investment income	(0.07)	(0.14)	(0.25)	(0.28)	(0.24)	(0.20)
Net asset value, end of period	$9.46	$9.74	$9.89	$9.77	$9.64	$9.89
Total return[2]	(2.21)%	(0.13)%	3.83%	4.34%	(0.14)%	0.96%
Ratios to average net assets (annualized)
Gross expenses	0.41%	0.41%	0.43%	0.43%	0.42%	0.41%
Net expenses	0.37%	0.37%	0.37%	0.37%	0.37%	0.37%
Net investment income	0.46%	0.42%	1.77%	2.62%	1.64%	1.19%
Supplemental data
Portfolio turnover rate	164%	294%	395%	635%	331%	348%
Net assets, end of period (000s omitted)	$43,722	$47,471	$48,371	$41,987	$35,472	$172,106

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Short Duration Government Bond Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
Administrator Class	Six months ended February 28, 2022 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.73	$9.87	$9.75	$9.62	$9.87	$9.98
Net investment income	0.01 [1]	0.02 [1]	0.16 [1]	0.23 [1]	0.15 [1]	0.08
Net realized and unrealized gains (losses) on investments	(0.24)	(0.05)	0.19	0.16	(0.19)	(0.02)
Total from investment operations	(0.23)	(0.03)	0.35	0.39	(0.04)	0.06
Distributions to shareholders from
Net investment income	(0.05)	(0.11)	(0.23)	(0.26)	(0.21)	(0.17)
Net asset value, end of period	$9.45	$9.73	$9.87	$9.75	$9.62	$9.87
Total return[2]	(2.33)%	(0.26)%	3.60%	4.10%	(0.37)%	0.63%
Ratios to average net assets (annualized)
Gross expenses	0.73%	0.73%	0.75%	0.75%	0.74%	0.73%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	0.23%	0.20%	1.54%	2.41%	1.56%	0.96%
Supplemental data
Portfolio turnover rate	164%	294%	395%	635%	331%	348%
Net assets, end of period (000s omitted)	$27,066	$32,375	$36,262	$38,816	$71,997	$89,743

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Short Duration Government Bond Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
Institutional Class	Six months ended February 28, 2022 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.72	$9.87	$9.75	$9.62	$9.87	$9.98
Net investment income	0.02	0.04 [1]	0.17	0.25	0.17	0.11
Net realized and unrealized gains (losses) on investments	(0.23)	(0.06)	0.19	0.16	(0.19)	(0.03)
Total from investment operations	(0.21)	(0.02)	0.36	0.41	(0.02)	0.08
Distributions to shareholders from
Net investment income	(0.06)	(0.13)	(0.24)	(0.28)	(0.23)	(0.19)
Net asset value, end of period	$9.45	$9.72	$9.87	$9.75	$9.62	$9.87
Total return[2]	(2.14)%	(0.19)%	3.78%	4.29%	(0.20)%	0.81%
Ratios to average net assets (annualized)
Gross expenses	0.46%	0.46%	0.48%	0.48%	0.47%	0.46%
Net expenses	0.42%	0.42%	0.42%	0.42%	0.42%	0.42%
Net investment income	0.41%	0.37%	1.72%	2.57%	1.75%	1.15%
Supplemental data
Portfolio turnover rate	164%	294%	395%	635%	331%	348%
Net assets, end of period (000s omitted)	$493,457	$570,276	$451,715	$445,211	$493,372	$579,690

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Short Duration Government Bond Fund  |  21

Notes to financial statements (unaudited)
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Short Duration Government Bond Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a

22  |  Allspring Short Duration Government Bond Fund

Notes to financial statements (unaudited)
regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Mortgage dollar roll transactions
The Fund may engage in mortgage dollar roll transactions through TBA mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for TBA dollar roll transactions as purchases and sales which, as a result, may increase its portfolio turnover rate.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of February 28, 2022, the aggregate cost of all investments for federal income tax purposes was $643,065,434 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 1,139,624
Gross unrealized losses	(9,564,100)
Net unrealized losses	$(8,424,476)
As of August 31, 2021, the Fund had capital loss carryforwards which consisted of $42,821,811 in short-term capital losses and $37,799,228 in long-term capital losses.

Allspring Short Duration Government Bond Fund  |  23

Notes to financial statements (unaudited)
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of February 28, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$ 0	$ 328,442,886	$0	$ 328,442,886
Asset-backed securities	0	54,051,381	0	54,051,381
Non-agency mortgage-backed securities	0	61,742,074	0	61,742,074
U.S. Treasury securities	183,959,084	0	0	183,959,084
Short-term investments
Investment companies	6,302,238	0	0	6,302,238
	190,261,322	444,236,341	0	634,497,663
Futures contracts	781,836	0	0	781,836
Total assets	$191,043,158	$444,236,341	$0	$635,279,499
Liabilities
Futures contracts	$ 638,541	$ 0	$0	$ 638,541
Total liabilities	$ 638,541	$ 0	$0	$ 638,541
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended February 28, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment

24  |  Allspring Short Duration Government Bond Fund

Notes to financial statements (unaudited)
management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.350%
Next $4 billion	0.325
Next $3 billion	0.290
Next $2 billion	0.265
Over $10 billion	0.255
For the six months ended February 28, 2022, the management fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through December 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of February 28, 2022, the contractual expense caps are as follows:

Allspring Short Duration Government Bond Fund  |  25

Notes to financial statements (unaudited)
Expense ratio caps
Class A	0.78%
Class C	1.53
Class R6	0.37
Administrator Class	0.60
Institutional Class	0.42
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended February 28, 2022, Allspring Funds Distributor received $200 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended February 28, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2022 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$933,958,110	$193,152,861	$1,019,294,717	$95,807,062
6. DERIVATIVE TRANSACTIONS
During the six months ended February 28, 2022, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Fund had an average notional amount of $265,687,970 in long futures contracts and $75,938,007 in short futures contracts during the six months ended February 28, 2022.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

26  |  Allspring Short Duration Government Bond Fund

Notes to financial statements (unaudited)
For the six months ended February 28, 2022, there were no borrowings by the Fund under the agreement.
8. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring Short Duration Government Bond Fund  |  27

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

28  |  Allspring Short Duration Government Bond Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 138 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Short Duration Government Bond Fund  |  29

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

30  |  Allspring Short Duration Government Bond Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Short Duration Government Bond Fund  |  31

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0322-00360 04-22
SA220/SAR220 02-22

Semi-Annual Report
February 28, 2022
Allspring
Short-Term Bond Plus Fund

The views expressed and any forward-looking statements are as of February 28, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Short-Term Bond Plus Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for Allspring Short-Term Bond Plus Fund for the six-month period that ended February 28, 2022. Global stocks and bonds declined during a challenging period. Despite progress on a global economic recovery from COVID-19, a spike in inflation, concerns regarding anticipated tightening of central bank monetary policy, and turmoil caused by the Russian invasion of Ukraine all led to a retreat from financial market gains made earlier in 2021.
For the six-month period, U.S. stocks, based on the S&P 500 Index,1 returned -2.62%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -6.95%, while the MSCI EM Index (Net) (USD),3 trailed its developed market counterparts with a return of -9.81%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index,4 returned -4.07%, the Bloomberg Global Aggregate ex-USD Index (unhedged),5 returned -6.54%, the Bloomberg Municipal Bond Index6 returned -3.09%, and the ICE BofA U.S. High Yield Index,7 lost 2.96%.
Inflationary concerns caused markets to retreat.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions and worries over rising energy and food prices. Meanwhile, the U.S. Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
October’s key themes continued to be elevated inflation pressures and a supply bottleneck, but strong earnings provided a bright spot. U.S. earnings releases were generally strong and consumer confidence was high. The Fed reaffirmed its plans to stop its quantitative easing by mid-2022. Notably, it still considered elevated inflation figures to be transitory despite rising concerns. Similar to the U.S., the eurozone and many Asian countries saw positive earnings while facing inflation pressures caused by supply bottlenecks and energy price increases amid natural gas shortages. Globally, government bond yields rose as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
“Global markets suffered their broadest retreat in a year during September, with the exception of commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Short-Term Bond Plus Fund

Letter to shareholders (unaudited)
In November, as COVID-19 hospitalizations rose, most major asset classes, domestic and international, declined with two exceptions: U.S. investment-grade bonds and Treasury Inflation-Protected Securities. In the U.S., President Biden signed a long-awaited $550 billion infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain could make that less likely to occur. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, to try to reduce the spread. In the U.S., data indicated that the overall domestic economy remains stable with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds produced monthly positive returns while Treasuries declined. Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, up from previous projections of just one hike.
In January, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. Comments from the Fed suggested a hike in interest rates in March was likely. Meanwhile, Russia, one of the world’s largest oil and gas producers, threatened a potential invasion of Ukraine. Such an invasion could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down for the month, along with global bonds overall. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to uncertainty regarding likely central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and robust growth accompanying higher prices.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
“ The Russian invasion of Ukraine dominated the financial world in February. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Short-Term Bond Plus Fund  |  3

Letter to shareholders (unaudited)
Information on transaction closing.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P. announced the beginning of Allspring Global Investments™ with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management LLC; Galliard Capital Management LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, a privately held asset management firm with $575 billion in AUM1 as of December 31, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family were rebranded as Allspring Funds. Each individual fund had “Wells Fargo” removed from its fund name and replaced with “Allspring.” The fund name changes went into effect on December 6, 2021.
Allspring Global Investments™ is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Portfolio Impacts” for further information.

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of December 31, 2021, assets under management (AUM) includes $91.6 billion from Galliard Capital Management, LLC, an investment advisor that is not part of the Allspring trade name/GIPS firm.

4  |  Allspring Short-Term Bond Plus Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks current income consistent with capital preservation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Christopher Y. Kauffman, CFA®‡, Janet S. Rilling, CFA®‡, CPA, Michael J. Schueller, CFA®‡, Michal Stanczyk, Noah M. Wise, CFA®‡

Average annual total returns (%) as of February 28, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (SSTVX)	8-31-1999	-3.61	1.69	1.50	-1.65	2.10	1.70	0.83	0.74
Class C (WFSHX)	3-31-2008	-3.27	1.34	0.95	-2.27	1.34	0.95	1.58	1.49
Class R6 (SSTYX)[3]	7-31-2018	–	–	–	-1.23	2.38	2.00	0.45	0.42
Institutional Class (SSHIX)	8-31-1999	–	–	–	-1.28	2.36	1.99	0.50	0.47
Bloomberg U.S. 1-3 Year Government/Credit Bond Index[4]	–	–	–	–	-1.62	1.55	1.23	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6 and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.02% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through December 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.72% for Class A, 1.47% for Class C, 0.40% for Class R6, and 0.45% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Bloomberg U.S. 1-3 Year Government/Credit Bond Index is the one- to three-year component of the Bloomberg U.S. Government/Credit Bond Index that includes securities in the Government and Credit Indexes. The Government Index includes Treasuries (that is, public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (that is, publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Short-Term Bond Plus Fund

Performance highlights (unaudited)
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. This fund is exposed to high-yield securities risk and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Allspring Short-Term Bond Plus Fund  |  7

Performance highlights (unaudited)
Ten largest holdings (%) as of February 28, 2022[1]
U.S. Treasury Note, 0.25%, 5-15-2024	3.55
U.S. Treasury Note, 0.38%, 12-31-2025	2.03
Invesco BulletShares 2022 High Yield Corporate Bond ETF	1.08
U.S. Treasury Note, 0.25%, 3-15-2024	0.86
CPS Auto Receivables Trust 2021-A Class D, 1.16%, 12-15-2026	0.78
OPG Trust 2021 Port , 0.90%, 10-15-2036	0.75
Renesas Electronics Corporation, 1.54%, 11-26-2024	0.72
Invesco BulletShares 2023 High Yield Corporate Bond ETF	0.68
Wind River CLO Limited Series 2013-2A Class AR, 1.24%, 10-18-2030	0.68
CIFC Funding Limited Series 2018-1A Class A , 1.24%, 4-18-2031	0.68
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Portfolio composition as of February 28, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

8  |  Allspring Short-Term Bond Plus Fund

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from September 1, 2021 to February 28, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 9-1-2021	Ending account value 2-28-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 981.24	$3.49	0.71%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.56	0.71%
Class C
Actual	$1,000.00	$ 977.57	$7.21	1.47%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.35	1.47%
Class R6
Actual	$1,000.00	$ 982.76	$1.97	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	$2.01	0.40%
Institutional Class
Actual	$1,000.00	$ 982.54	$2.21	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	$2.26	0.45%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

Allspring Short-Term Bond Plus Fund  |  9

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency securities: 0.98%
FHLMC (12 Month LIBOR +1.91%) ±	2.16%	9-1-2031	$1,890	$ 1,888
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	2.36	4-1-2038	97,147	101,214
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.38	4-1-2032	16,651	16,724
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	2.53	7-1-2029	339	339
FHLMC (3 Year Treasury Constant Maturity +2.27%) ±	3.08	5-1-2026	6,641	6,633
FHLMC	3.50	10-15-2025	148,725	152,911
FHLMC	4.00	5-1-2025	208,216	215,971
FHLMC Series 2597 Class AE	5.50	4-15-2033	14,644	15,505
FHLMC Series 2642 Class AR	4.50	7-15-2023	32,912	33,404
FHLMC Series 3609 Class LA	4.00	12-15-2024	1	1
FHLMC Series QO04 Class AFL (12 Month Treasury Average +0.74%) ±	0.84	5-25-2044	359,152	359,175
FHLMC Series T-42 Class A6	9.50	2-25-2042	228,100	276,703
FHLMC Series T-57 Class 2A1 ±±	3.43	7-25-2043	53,547	55,721
FHLMC Series T-59 Class 2A1 ±±	3.29	10-25-2043	598,245	666,520
FHMLC Series 4358 Class DA	3.00	6-15-2040	116,859	117,027
FNMA (1 Year Treasury Constant Maturity +1.27%) ±	1.40	8-1-2034	74,243	74,227
FNMA (12 Month LIBOR +1.77%) ±	2.05	7-1-2044	313,865	329,341
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	2.32	11-1-2031	24,177	24,175
FNMA (1 Year Treasury Constant Maturity +2.26%) ±	2.36	8-1-2036	510,551	535,479
FNMA øø	4.00	6-25-2026	141,517	148,868
FNMA	4.00	8-25-2037	83,118	84,733
FNMA	5.50	3-1-2023	20,984	21,192
FNMA	6.00	3-1-2033	140,407	153,032
FNMA	6.50	8-1-2031	129,331	145,952
FNMA	9.00	11-1-2024	11,248	11,402
FNMA Grantor Trust Series 2002-T12 Class A4	9.50	5-25-2042	366,510	421,915
FNMA Series 2002-T1 Class A4	9.50	11-25-2031	18,740	21,984
FNMA Series 2003-41 Class PE	5.50	5-25-2023	27,251	27,663
FNMA Series 2003-W11 Class A1 ±±	2.99	6-25-2033	3,980	4,035
FNMA Series 2003-W6 Class 6A ±±	3.12	8-25-2042	328,103	336,509
FNMA Series 2003-W6 Class PT4 ±±	8.17	10-25-2042	38,492	45,413
FNMA Series 2005-84 Class MB	5.75	10-25-2035	139,277	150,869
FNMA Series 2006-W1 Class 2AF2 (1 Month LIBOR +0.19%) ±	0.38	2-25-2046	694,900	684,881
FNMA Series 2010-37 Class A1	5.41	5-25-2035	396,513	405,868
GNMA	4.50	4-20-2035	33,598	34,971
GNMA	8.00	12-15-2023	2,525	2,586
Total Agency securities (Cost $5,445,164)				5,684,831
Asset-backed securities: 16.00%
American Airlines Pass-Through Trust Series 2014-1 Class B	4.38	4-1-2024	873,415	874,699
Aqua Finance Trust Series 2021-A Class A 144A	1.54	7-17-2046	2,638,237	2,573,960
AVIS Budget Rental Car Funding Series 2019-2A Class A 144A	3.35	9-22-2025	3,000,000	3,082,673
AVIS Budget Rental Car Funding Series 2020-1A Class B 144A	2.68	8-20-2026	2,220,000	2,218,131
Bojangles Issuer LLC Series 2020-1A Class A2 144A	3.83	10-20-2050	2,225,000	2,237,482
Brean Asset-Backed Securities Trust 2021-RM2 Class A 144A±±	1.75	10-25-2061	1,981,654	1,877,070
Cajun Global LLC Series 2021-1 Class A2 144A	3.93	11-20-2051	996,250	977,969
Chase Auto Credit Linked Note Series 2020-1 Class B 144A	0.99	1-25-2028	2,289,899	2,281,080
The accompanying notes are an integral part of these financial statements.

10  |  Allspring Short-Term Bond Plus Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
CommonBond Student Loan Trust Series 2018-B-GS Class A1 144A	3.56%	9-25-2045	$1,005,624	$ 1,020,082
CPS Auto Receivables Trust 2021-A Class D 144A	1.16	12-15-2026	4,645,000	4,543,576
CPS Auto Trust Series 2020-A Class D 144A	2.90	12-15-2025	3,750,000	3,783,208
Dell Equipment Finance Trust Series 2020-1 Class D 144A	5.92	3-23-2026	918,000	942,589
Dominos Pizza Master Issuer LLC Series 2015-1A Class A2 144A	4.47	10-25-2045	3,126,750	3,181,093
Drive Auto Receivables Trust Series 2018-4 Class D	4.09	1-15-2026	2,338,503	2,366,138
Drive Auto Receivables Trust Series 2019 Class 3D	3.18	10-15-2026	2,715,000	2,761,809
DT Auto Owner Trust Series 2020-2A Class C 144A	3.28	3-16-2026	1,937,000	1,965,324
Educational Services of America Incorporated Series 2015-2 Class A (1 Month LIBOR +1.00%) 144A±	1.19	12-25-2056	406,381	408,170
Finance of America HECM Buyout 2020 Series HB2 Class A7 144A±±	1.71	7-25-2030	1,819,090	1,797,504
Freedom Financial Trust Series 2021-1CP Class B 144A	1.41	3-20-2028	750,000	743,758
GM Financial Securitized Term Trust Series 2018-4 Class C	3.62	6-17-2024	300,000	303,970
Gracie Point International Funding Series 2020-B Class A (1 Month LIBOR +1.40%) 144A±	1.63	5-2-2023	1,849,928	1,854,297
Gracie Point International Funding Series 2021-1A Class B (1 Month LIBOR +1.40%) 144A±	1.51	11-1-2023	1,500,000	1,497,870
Hertz Vehicle Financing LLC Series 2021-1A Class A 144A	1.21	12-26-2025	2,325,000	2,258,295
Lendmark Funding Trust Series 2019-2A Class A 144A	2.78	4-20-2028	3,000,000	3,024,528
Mercury Financial Credit Card Master Trust 144A	1.54	3-20-2026	1,600,000	1,583,344
Mission Lane Master Trust Series 2021 Class A 144A	1.59	9-15-2026	3,000,000	2,954,477
Navient Student Loan Trust Series 2021-EA Class A 144A	0.97	12-16-2069	1,764,311	1,699,974
NBC Funding LLC Series 2021 Class A2 144A	2.99	7-30-2051	3,233,750	3,118,823
Octane Receivables Trust Series 2020-1A Class A 144A	1.71	2-20-2025	1,042,556	1,042,622
Ocwen Master Advance Receivable Trust Series 2020-T1 Class AT1 144A	1.28	8-15-2052	2,744,947	2,744,330
Pagaya AI Debt Selection Trust Series 2021-1 Class A 144A	1.18	11-15-2027	2,060,037	2,043,428
Pagaya AI Debt Selection Trust Series 2021-HG1 Class A 144A	1.22	1-16-2029	3,466,999	3,421,521
PFS Financing Corporation Series 2021-A Class A 144A	0.71	4-15-2026	2,010,000	1,952,795
Prodigy Finance Series 2021 Class A (1 Month LIBOR +1.25%) 144A±	1.44	7-25-2051	3,196,560	3,189,921
Santander Drive Auto Receivables Trust Series 2021-1 Class C	0.75	2-17-2026	3,500,000	3,476,591
Service Experts Issuer Series 2021-1A Class A 144A	2.67	2-2-2032	2,775,809	2,717,933
SLM Student Loan Trust Series 2003-10A Class A4 (3 Month LIBOR +0.67%) 144A±	0.87	12-17-2068	2,500,000	2,483,890
SLM Student Loan Trust Series 2012-3 Class A (1 Month LIBOR +0.65%) ±	0.84	12-27-2038	1,448,785	1,442,141
SLM Student Loan Trust Series 2013-1 Class A3 (1 Month LIBOR +0.55%) ±	0.74	5-26-2055	727,083	712,336
SLM Student Loan Trust Series 2014-A Class B 144A	3.50	11-15-2044	1,339,389	1,340,969
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Bond Plus Fund  |  11

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
SoFi Consumer Loan Program Series 2019 Class C 144A	2.84%	8-25-2028	$2,185,000	$ 2,200,130
SpringCastle America Funding LLC 144A	1.97	9-25-2037	1,262,823	1,249,987
Taco Bell Funding LLC Series 2021 Class A2 144A	1.95	8-25-2051	2,753,100	2,636,644
Tidewater Auto Receivables Series 2018-AA Class D 144A	4.30	11-15-2024	1,698,861	1,699,571
Towd Point Asset Trust Series 2018-SL1 Class A (1 Month LIBOR +0.60%) 144A±	0.79	1-25-2046	795,829	793,716
Total Asset-backed securities (Cost $94,476,873)				93,080,418
Corporate bonds and notes: 25.47%
Consumer discretionary: 2.84%
Hotels, restaurants & leisure: 0.97%
Genting New York LLC 144A	3.30	2-15-2026	1,080,000	1,039,050
Hyatt Hotels Corporation	1.30	10-1-2023	1,755,000	1,727,135
Las Vegas Sands Corporation	3.20	8-8-2024	2,155,000	2,124,311
Royal Caribbean Cruises Limited 144A	10.88	6-1-2023	715,000	767,460
				5,657,956
Household durables: 0.37%
Lennar Corporation	4.75	11-15-2022	251,000	254,586
Lennar Corporation	5.88	11-15-2024	1,770,000	1,899,578
				2,154,164
Internet & direct marketing retail: 0.35%
QVC Incorporated	4.85	4-1-2024	2,000,000	2,025,000
Textiles, apparel & luxury goods: 1.15%
Michael Kors USA Incorporated 144A	4.50	11-1-2024	2,241,000	2,301,866
Ralph Lauren Corporation	1.70	6-15-2022	1,380,000	1,382,537
Tapestry Incorporated	3.00	7-15-2022	3,005,000	3,018,014
				6,702,417
Consumer staples: 1.18%
Food & staples retailing: 0.13%
7 Eleven Incorporated 144A	0.80	2-10-2024	770,000	751,534
Food products: 0.35%
Land O'Lakes Incorporated 144A	6.00	11-15-2022	2,000,000	2,040,855
Tobacco: 0.70%
Altria Group Incorporated	1.70	6-15-2025	1,515,000	1,721,996
BAT Capital Corporation	2.79	9-6-2024	2,350,000	2,364,416
				4,086,412
Energy: 1.25%
Oil, gas & consumable fuels: 1.25%
Energy Transfer Operating Company	3.60	2-1-2023	1,188,000	1,200,586
Plains All American Pipeline LP	3.85	10-15-2023	2,205,000	2,251,424
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Short-Term Bond Plus Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Oil, gas & consumable fuels (continued)
Plains All American Pipeline LP	4.65%	10-15-2025	$758,000	$ 802,573
Vistra Operations Company LLC 144A	3.55	7-15-2024	3,000,000	3,038,687
				7,293,270
Financials: 13.35%
Banks: 4.12%
Bank of America Corporation (U.S. SOFR +0.74%) ±	0.81	10-24-2024	3,000,000	2,928,073
Bank of America Corporation (U.S. SOFR +0.65%) ±	1.53	12-6-2025	2,500,000	2,428,594
Bank of America Corporation (U.S. SOFR +0.91%) ±	1.66	3-11-2027	2,370,000	2,270,043
Bank of America Corporation (3 Month LIBOR +0.94%) ±	3.86	7-23-2024	1,000,000	1,022,599
Citigroup Incorporated (U.S. SOFR +1.28%) ±	3.07	2-24-2028	2,500,000	2,519,971
Credit Suisse New York	2.95	4-9-2025	2,250,000	2,278,952
JPMorgan Chase & Company (U.S. SOFR +0.49%) ±	0.77	8-9-2025	2,000,000	1,922,375
JPMorgan Chase & Company (U.S. SOFR +0.54%) ±	0.82	6-1-2025	1,220,000	1,180,359
JPMorgan Chase & Company (U.S. SOFR 3 Month +0.70%) ±	1.04	2-4-2027	835,000	781,296
JPMorgan Chase & Company (U.S. SOFR +1.46%) ±	1.51	6-1-2024	3,000,000	2,988,339
JPMorgan Chase & Company (3 Month LIBOR +0.70%) ±	3.21	4-1-2023	1,080,000	1,081,591
Santander Holdings USA Incorporated	3.40	1-18-2023	2,500,000	2,536,986
				23,939,178
Capital markets: 1.81%
Goldman Sachs Group Incorporated (U.S. SOFR +0.54%) ±	0.63	11-17-2023	1,500,000	1,487,639
Goldman Sachs Group Incorporated (U.S. SOFR +0.91%) ±	1.95	10-21-2027	3,000,000	2,874,450
Morgan Stanley (U.S. SOFR +0.62%) ±	0.73	4-5-2024	2,000,000	1,972,345
Morgan Stanley (U.S. SOFR +1.99%) ±	2.19	4-28-2026	2,305,000	2,275,121
Morgan Stanley (U.S. SOFR +0.56%) ±	1.16	10-21-2025	2,000,000	1,929,737
				10,539,292
Consumer finance: 2.56%
BMW US Capital LLC 144A	3.90	4-9-2025	1,000,000	1,045,882
BOC Aviation USA Corporation 144A	1.63	4-29-2024	2,580,000	2,535,389
Ford Motor Credit Company LLC	2.30	2-10-2025	2,000,000	1,940,220
General Motors Financial Company Incorporated	1.70	8-18-2023	1,000,000	995,873
General Motors Financial Company Incorporated	2.35	2-26-2027	2,000,000	1,938,306
Hyundai Capital America Company 144A	1.30	1-8-2026	1,115,000	1,053,268
Hyundai Capital America Company 144A	2.38	2-10-2023	1,695,000	1,699,788
Nissan Motor Acceptance Corporation 144A	3.88	9-21-2023	2,030,000	2,073,575
Volkswagen Group of America Finance LLC 144A	2.70	9-26-2022	1,600,000	1,609,409
				14,891,710
Diversified financial services: 1.87%
Bankers Healthcare Group BHG Series 2021 Class A-B 144A	2.79	11-17-2033	1,335,000	1,315,037
DAE Funding LLC 144A	1.55	8-1-2024	1,000,000	959,598
GTP Acquisition Partners Corporation 144A	3.48	6-15-2050	1,900,000	1,941,310
Jackson Financial Incorporated 144A	1.13	11-22-2023	965,000	949,336
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Bond Plus Fund  |  13

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Diversified financial services (continued)
National Securities Clearing Corporation 144A	1.50%	4-23-2025	$3,750,000	$ 3,678,370
WEA Finance LLC 144A	3.75	9-17-2024	2,000,000	2,048,279
				10,891,930
Insurance: 2.85%
Athene Global Funding 144A	2.50	1-14-2025	2,705,000	2,700,333
Brighthouse Financial Incorporated 144A	1.00	4-12-2024	2,000,000	1,946,971
GA Global Funding Trust 144A	1.00	4-8-2024	3,022,000	2,920,680
Met Tower Global Funding 144A	0.70	4-5-2024	2,000,000	1,950,229
Minnesota Life Insurance Company 144A	8.25	9-15-2025	1,805,000	2,125,414
OneBeacon US Holdings Incorporated	4.60	11-9-2022	2,285,000	2,321,322
Protective Life Global 144A	1.62	4-15-2026	2,370,000	2,280,604
Security Benefit Company 144A	1.25	5-17-2024	335,000	326,462
				16,572,015
Mortgage REITs: 0.14%
Starwood Property Trust Incorporated 144A	3.75	12-31-2024	65,000	63,619
Starwood Property Trust Incorporated 144A	5.50	11-1-2023	750,000	764,063
				827,682
Health care: 0.74%
Health care providers & services: 0.74%
Dignity Health	3.13	11-1-2022	2,255,000	2,281,509
HCA Incorporated	5.25	4-15-2025	1,870,000	2,007,541
				4,289,050
Industrials: 1.79%
Aerospace & defense: 0.53%
The Boeing Company	4.51	5-1-2023	2,000,000	2,054,991
The Boeing Company	4.88	5-1-2025	1,000,000	1,063,083
				3,118,074
Airlines: 1.13%
American Airline Series 2014-1	3.70	4-15-2027	1,938,385	1,847,128
Continental Airlines Series 2007 Class 1	5.98	10-19-2023	622,302	625,450
Delta Air Lines Incorporated 144A	4.50	10-20-2025	2,455,000	2,520,319
Delta Airlines Pass-Through Certificates Series 2015-B	4.25	1-30-2025	848,038	866,368
United Airlines Pass-Through Trust Certificates Series 2020-1 Class B	4.88	7-15-2027	699,840	714,277
				6,573,542
Trading companies & distributors: 0.13%
Aircastle Limited 144A	5.25	8-11-2025	700,000	746,954
Information technology: 0.87%
IT services: 0.35%
Kyndryl Holdings Incorporated 144A	2.05	10-15-2026	2,150,000	2,028,139
Semiconductors & semiconductor equipment: 0.27%
Microchip Technology Incorporated	2.67	9-1-2023	1,525,000	1,538,643
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Short-Term Bond Plus Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal		Value
Software: 0.25%
Fortinet Incorporated	1.00%	3-15-2026		$1,565,000	$ 1,467,375
Real estate: 1.92%
Equity REITs: 1.92%
EPR Properties Company	4.50	4-1-2025		1,500,000	1,540,479
Omega Healthcare Investors Incorporated	4.50	1-15-2025		2,325,000	2,421,358
Piedmont Operating Partnership LP	4.45	3-15-2024		1,765,000	1,827,687
Sabra Health Care LP / Sabra Capital Corporation	5.13	8-15-2026		1,490,000	1,583,059
SBA Tower Trust 144A	3.45	3-15-2048		2,335,000	2,342,020
Service Properties Trust	4.50	6-15-2023		1,500,000	1,484,400
					11,199,003
Utilities: 1.53%
Electric utilities: 0.38%
Southern California Edison Company	0.70	4-3-2023		2,200,000	2,173,938
Gas utilities: 0.57%
One Gas Incorporated	0.85	3-11-2023		3,350,000	3,321,943
Independent power & renewable electricity producers: 0.26%
TerraForm Power Operating LLC 144A	4.25	1-31-2023		1,500,000	1,501,875
Multi-utilities: 0.32%
CenterPoint Energy Incorporated ±	0.70	3-2-2023		765,000	757,009
CenterPoint Energy Incorporated (U.S. SOFR +0.65%) ±	0.70	5-13-2024		680,000	680,126
CenterPoint Energy Incorporated (3 Month LIBOR +0.50%) ±	1.00	3-2-2023		443,000	443,005
					1,880,140
Total Corporate bonds and notes (Cost $150,542,475)					148,212,091
Foreign corporate bonds and notes: 1.61%
Communication services: 0.29%
Media: 0.29%
SES SA Company (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.19%) ʊ±	2.88	5-27-2026	EUR	1,625,000	1,671,713
Financials: 0.67%
Banks: 0.67%
Credit Agricole SA (3 Month EURIBOR +1.25%) ±	1.00	4-22-2026	EUR	2,500,000	2,795,320
Permanent TSB Group (EUR Swap Annual (vs. 6 Month EURIBOR) 1 Year +2.55%) ±	2.13	9-26-2024	EUR	1,000,000	1,117,630
					3,912,950
Industrials: 0.37%
Containers & packaging: 0.27%
Can-Pack SA 144A	2.38	11-1-2027	EUR	1,500,000	1,581,298
Electrical equipment: 0.10%
Gamma Bidco SpA 144A	6.25	7-15-2025	EUR	500,000	557,934
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Bond Plus Fund  |  15

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal		Value
Real estate: 0.28%
Equity REITs: 0.28%
Aedas Homes Opco SLU 144A	4.00%	8-15-2026	EUR	1,500,000	$ 1,656,646
Total Foreign corporate bonds and notes (Cost $10,104,251)					9,380,541
Foreign government bonds: 1.40%
Brazil ¤	0.00	1-1-2024	BRL	17,000,000	2,680,467
Brazil ¤	0.00	7-1-2024	BRL	19,000,000	2,847,315
Hungary Government Bond	1.50	8-23-2023	HUF	350,000,000	1,000,982
Republic of South Africa	10.50	12-21-2026	ZAR	22,600,000	1,632,476
Total Foreign government bonds (Cost $8,792,848)					8,161,240

	Shares
Investment companies: 1.76%
Exchange-traded funds: 1.76%
Invesco BulletShares 2022 High Yield Corporate Bond ETF «	272,000	6,256,000
Invesco BulletShares 2023 High Yield Corporate Bond ETF «	161,500	3,985,820
Total Investment companies (Cost $10,158,881)		10,241,820

			Principal
Loans: 0.92%
Communication services: 0.44%
Media: 0.44%
CSC Holdings LLC (3 Month LIBOR +2.25%) ±	2.44	7-17-2025	$1,968,992	1,907,146
Nexstar Broadcasting Incorporated (3 Month LIBOR +2.25%) ±	2.46	1-17-2024	679,997	676,706
				2,583,852
Financials: 0.17%
Diversified financial services: 0.17%
Russell Investments US Institutional Holdco Incorporated (1 Month LIBOR +3.00%) ±	4.50	5-30-2025	1,000,000	991,880
Health care: 0.14%
Pharmaceuticals: 0.14%
Bausch Health Companies Incorporated (3 Month LIBOR +3.00%) ±	3.21	6-2-2025	806,704	798,137
Industrials: 0.17%
Aerospace & defense: 0.17%
TransDigm Incorporated (1 Month LIBOR +2.25%) ±	2.46	8-22-2024	987,406	971,587
Total Loans (Cost $5,358,009)				5,345,456
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Short-Term Bond Plus Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Municipal obligations: 0.71%
Georgia: 0.18%
Health revenue: 0.18%
Georgia Medical Center Hospital Authority Taxable Refunding Bond	4.88%	8-1-2022	$1,000,000	$ 1,015,920
Indiana: 0.18%
Education revenue: 0.18%
Indiana Secondary Market for Education Loans Incorporated (1 Month LIBOR +0.80%) ±	0.91	2-25-2044	1,073,473	1,073,998
New Jersey: 0.35%
Miscellaneous revenue: 0.35%
New Jersey Transportation Trust Fund Authority System Series B	2.55	6-15-2023	2,000,000	2,020,862
Total Municipal obligations (Cost $4,068,639)				4,110,780
Non-agency mortgage-backed securities: 24.47%
Ajax Mortgage Loan Trust Series 2021-E Class A1 144A±±	1.74	12-25-2060	3,527,998	3,376,550
Anchorage Capital CLO Limited Series 2015-6A Class B2RR (3 Month LIBOR +1.85%) 144A±	2.09	7-15-2030	4,000,000	3,970,160
Angel Oak Mortgage Trust I LLC Series 2020-4 Class A1 144A±±	1.47	6-25-2065	685,075	678,401
Angel Oak Mortgage Trust I LLC Series 2020-R1 Class A1 144A±±	0.99	4-25-2053	1,123,692	1,114,484
APEX Credit CLO LLC Series 2017 Class 2A (3 Month LIBOR +1.60%) 144A±	1.81	9-20-2029	3,000,000	2,972,493
Auburn CLO Limited Series 2017-1A Class A2A (3 Month LIBOR +1.62%) 144A±	1.87	10-20-2030	470,000	464,083
Bayview Opportunity Master Fund Trust Series 2017 Class RT5 144A±±	3.50	5-28-2069	1,479,980	1,483,078
Black Diamond CLO Limited Series 2017-1A Class A1 (3 Month LIBOR +1.05%) 144A±	1.31	4-24-2029	2,933,219	2,924,830
Bravo Residential Funding Trust Series 2019-NQM1 Class A1 144A±±	2.67	7-25-2059	290,573	288,069
Bravo Residential Funding Trust Series 2021-HE2 Class A1 (30 Day Average U.S. SOFR +0.75%) 144A±	0.80	11-25-2069	2,956,308	2,953,033
Bunker Hill Loan Depositary Trust Series 2019-3 Class A1 144Aøø	2.72	11-25-2059	539,395	540,365
BX Trust Series 2021-ARIA Class D (1 Month LIBOR +1.90%) 144A±	2.09	10-15-2036	2,165,000	2,102,565
Carlyle Global Market Series 2015-1A Class CR3 (3 Month LIBOR +2.00%) 144A±	2.25	7-20-2031	3,000,000	2,956,602
Cascade Funding Mortgage Trust Series 2018-RM2 Class A 144A±±	4.00	10-25-2068	271,350	274,938
Cascade Funding Mortgage Trust Series 2018-RM2 Class B 144A±±	4.00	10-25-2068	852,058	859,482
Cascade Funding Mortgage Trust Series 2020-HB4 Class A 144A±±	0.95	12-26-2030	3,305,255	3,289,374
Cascade Funding Mortgage Trust Series 2021-AL1 Class B 144A	1.39	9-22-2031	2,507,549	2,478,506
CIFC Funding Limited CIFC Series 2017-2A (3 Month LIBOR +1.85%) 144A±	2.10	4-20-2030	1,250,000	1,239,296
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Bond Plus Fund  |  17

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
CIFC Funding Limited Series 2018-1A Class A (3 Month LIBOR +1.00%) 144A±	1.24%	4-18-2031	$4,000,000	$ 3,976,833
Citigroup Commercial Mortgage Trust Series 2017-MDRB Class A (1 Month LIBOR +1.10%) ±	1.29	7-15-2030	258,856	258,121
Citigroup Mortgage Loan Trust Series 2019-IMC1 Class A3 144A±±	3.03	7-25-2049	550,712	549,667
Colt Funding LLC Series 2020-1R Class A1 144A±±	1.26	9-25-2065	685,019	678,819
Colt Funding LLC Series 2020-2 Class A1 144A±±	1.85	3-25-2065	494,311	494,604
Commercial Mortgage Trust Series 2012-CR4 Class A	3.25	10-15-2045	2,000,000	1,994,924
Commercial Mortgage Trust Series 2014-CR14 Class B ±±	4.60	2-10-2047	680,000	696,615
Commercial Mortgage Trust Series 2015-DC1 Class A3	3.22	2-10-2048	187,803	187,767
ContiMortgage Home Equity Loan Trust ±±	0.00	7-15-2027	461,651	6,163
Countrywide Home Loans Mortgage Pass-Through Trust Series 2001-HYB1 Class 2A1 ±±	2.01	6-19-2031	74,844	75,292
Credit Suisse Mortgage Trust Series 2020-AFC1 Class A3 144A±±	2.51	2-25-2050	1,062,380	1,049,394
Credit Suisse Mortgage Trust Series 2021-AFC1 Class A2 144A±±	1.07	3-25-2056	1,703,207	1,664,519
CSAIL Commercial Mortgage Trust Series 2016-C5 Class A4	3.49	11-15-2048	1,378,622	1,402,702
DBWF Mortgage Trust Series 2018-GLKS Class A (1 Month LIBOR +1.03%) 144A±	1.19	12-19-2030	550,000	544,484
Dryden Senior Loan Fund Series 2019-72A (3 Month LIBOR +1.85%) 144A±	2.36	5-15-2032	1,000,000	991,804
EquiFirst Mortgage Loan Trust Series 2003-2 Class 3A3 (1 Month LIBOR +1.13%) ±	1.25	9-25-2033	164,724	163,998
First Key Homes Series 2021 Class B 144A	1.61	9-17-2038	2,235,000	2,083,797
First Key Homes Series 2021 Class C 144A	1.89	8-17-2038	1,835,000	1,716,140
Freedom Financial Trust Series 2021-1CP Class A 144A	0.66	3-20-2028	548,870	547,782
FS Rialto Issuer Limited Series 2021-FL3 Class B (1 Month LIBOR +1.80%) 144A±	1.93	11-16-2036	2,000,000	1,989,956
FWD Securitization Trust Series 2020-INV1 Class A3 144A±±	2.44	1-25-2050	1,090,119	1,075,601
Galton Funding Mortgage Trust Series 2020-H1 Class A1 144A±±	2.31	1-25-2060	130,494	130,499
GCAT Series 2021-NQM1 Class A1 144A±±	0.87	1-25-2066	1,850,069	1,811,155
Golden National Mortgage Asset-Backed Certificates Series 1998-GN1 Class M2	8.02	2-25-2027	34,322	34,023
Goldman Sachs Mortgage Securities Trust Series 2012-ALOH Class A 144A	3.55	4-10-2034	2,414,000	2,408,400
Goldman Sachs Mortgage Securities Trust Series 2013-G1 Class A2 144A±±	3.56	4-10-2031	530,140	523,478
Goldman Sachs Mortgage Securities Trust Series 2014-GC22 Class A3	3.52	6-10-2047	1,233,338	1,232,901
GSMPS Mortgage Loan Trust Series 1998-1 Class A 144A±±	8.00	9-19-2027	115,856	113,189
Harbor Group International CLO Limited Series 2021-FL1 Class A (1 Month LIBOR +1.05%) 144A±	1.18	6-16-2036	1,782,000	1,772,151
Harbor Group International CLO Limited Series 2021-FL2 Class C (1 Month LIBOR +1.80%) 144A±	1.93	9-17-2036	1,000,000	993,650
Hospitality Mortgage Trust Series 2019 Class A (1 Month LIBOR +1.00%) 144A±	1.19	11-15-2036	1,706,332	1,687,170
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Short-Term Bond Plus Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
Imperial Fund Mortgage Trust Series 2021-NQM3 Class A1 144A±±	1.60%	11-25-2056	$2,917,640	$ 2,741,945
InTown Hotel Portfolio Trust Series 2018-STAY Class A (1 Month LIBOR +1.10%) 144A±	1.29	1-15-2033	550,000	547,919
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C8 Class A3	2.83	10-15-2045	2,272,322	2,279,832
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-LC11 Class A4	2.69	4-15-2046	1,608,504	1,614,940
JPMorgan Chase Commercial Mortgage Securities Trust Series 2018-PHH Class A (1 Month LIBOR +1.06%) 144A±	2.56	6-15-2035	566,915	558,331
JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-MFP Class A (1 Month LIBOR +0.96%) 144A±	1.15	7-15-2036	2,500,000	2,481,188
JPMorgan Chase Commercial Mortgage Securities Trust Series 2020 Class A7 144A±±	3.50	7-25-2050	1,282,810	1,282,004
LoanCore Limited Series 2018-CRE1 Class A (1 Month LIBOR +1.13%) 144A±	1.32	5-15-2028	418,473	418,126
Madison Park Funding Limited Series 2012-0A (3 Month LIBOR +1.55%) 144A±	1.82	7-27-2030	1,570,000	1,552,542
Marlette Funding Trust Series 2021-2A Class B 144A	1.06	9-15-2031	4,000,000	3,931,125
Master Mortgages Trust Series 2002-3 Class 4A1 ±±	2.49	10-25-2032	893	908
MED Trust Series 2021-MDLN Class B (1 Month LIBOR +1.45%) 144A±	1.64	11-15-2038	3,000,000	2,953,135
Mello Warehouse Securitization Trust Series 2020-2 Class A (1 Month LIBOR +0.80%) 144A±	0.99	11-25-2053	1,940,000	1,927,731
Mello Warehouse Securitization Trust Series 2021-1 Class B (1 Month LIBOR +0.90%) 144A±	1.09	2-25-2055	1,460,000	1,449,372
Mello Warehouse Securitization Trust Series 2021-2 Class C (1 Month LIBOR +1.10%) 144A±	1.29	4-25-2055	1,825,000	1,811,478
MF1 Multifamily Housing Mortgage Series 2020-FL3 Class A (U.S. SOFR 1 Month +2.16%) 144A±	2.21	7-15-2035	271,597	271,167
MF1 Multifamily Housing Mortgage Series 2021-FL5 Class A (U.S. SOFR 1 Month +0.96%) 144A±	1.04	7-15-2036	2,727,683	2,700,288
MFRA Trust Series 2020-NQM1 Class A2 144A±±	1.79	8-25-2049	857,819	848,685
MFRA Trust Series 2021-NQM1 Class A2 144A±±	1.38	4-25-2065	1,451,467	1,439,869
New Residential Mortgage Loan Series 2018-5A Class A1A 144A±±	4.25	12-25-2057	2,476,279	2,534,271
New Residential Mortgage Loan Series 2019-6A Class A1B 144A±±	3.50	9-25-2059	941,360	954,811
New York Mortgage Trust Series 2022 Class A1 144A	2.04	7-25-2061	3,436,953	3,395,307
Oaktree CLO Limited Series 15-1A Class A1R (3 Month LIBOR +0.87%) 144A±	1.12	10-20-2027	260,472	260,052
Oceanview Mortgage Trust 2021-EBO1 Class 1A 144A±±	1.22	12-29-2051	1,675,906	1,666,195
Octagon Investment Partners Series 2017-1A Class A2R (3 Month LIBOR +1.45%) 144A±	1.70	3-17-2030	2,190,000	2,168,582
OPG Trust 2021 Port (1 Month LIBOR +0.71%) 144A±	0.90	10-15-2036	4,600,000	4,377,044
PKHL Commercial Mortgage Trust PKHL Series 2021 Class B (1 Month LIBOR +1.18%) 144A±	1.37	7-15-2038	3,342,000	3,267,790
ReadyCap Commercial Mortgage Trust Series 2019-5 Class A 144A	3.78	2-25-2052	370,659	371,581
Residential Mortgage Loan Trust Series 2021-1R Class A2 144A±±	1.10	1-25-2065	462,240	456,397
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Bond Plus Fund  |  19

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
Sound Point CLO Limited Series 2015-1RA Class BR (3 Month LIBOR +1.55%) 144A±	1.79%	4-15-2030	$2,660,000	$ 2,620,510
Starwood Mortgage Residential Trust Series 2019-INV1 Class A1 144A±±	2.61	9-27-2049	258,913	259,858
Starwood Mortgage Residential Trust Series 2020-1 Class A3 144A±±	2.56	2-25-2050	1,452,077	1,441,330
Towd Point Mortgage Trust Series 2017-1 Class A1 144A±±	2.75	10-25-2056	933,468	939,088
Towd Point Mortgage Trust Series 2017-4 Class A1 144A±±	2.75	6-25-2057	514,366	516,221
Towd Point Mortgage Trust Series 2019-4 Class A1 144A±±	2.90	10-25-2059	666,733	671,996
Towd Point Mortgage Trust Series 2019-MH1 Class A1 144A±±	3.00	11-25-2058	371,402	373,335
UBS Commercial Mortgage Trust Series 2018-NYCH Class A (1 Month LIBOR +0.85%) 144A±	1.04	2-15-2032	1,459,270	1,447,068
Verus Securitization Trust Series 2021-2 Class A1 144A±±	1.03	2-25-2066	1,702,493	1,664,423
Verus Securitization Trust Series 2021-8 Class A2 144A±±	2.29	11-25-2066	2,497,515	2,437,261
Verus Securitization Trust Series 2021-R1 Class A2 144A±±	1.06	10-25-2063	228,408	226,400
Verus Securitization Trust Series 2021-R3 Class A1 144A±±	1.02	4-25-2064	1,679,039	1,660,023
Vibrant CLO Limited (3 Month LIBOR +0.95%) 144A±	1.16	6-20-2029	2,451,034	2,442,051
Voya CLO Limited Series 2017-1A (3 Month LIBOR +1.90%) 144A±	2.14	4-17-2030	2,500,000	2,477,890
Wilshire Funding Corporation Series 1996-3 Class M2 ±±	7.42	8-25-2032	52,867	55,221
Wilshire Funding Corporation Series 1996-3 Class M3 ±±	7.42	8-25-2032	36,630	36,433
Wilshire Funding Corporation Series 1998-2 Class M1 (12 Month Treasury Average +2.00%) ±	2.08	12-28-2037	5,695	5,824
Wind River CLO Limited Series 2013-2A Class AR (3 Month LIBOR +1.00%) 144A±	1.24	10-18-2030	4,000,000	3,977,032
ZAIS CLO Limited Series 2017-1A (3 Month LIBOR +2.65%) 144A±	2.89	7-15-2029	2,050,000	2,031,173
Total Non-agency mortgage-backed securities (Cost $144,294,295)				142,367,659
U.S. Treasury securities: 7.16%
U.S. Treasury Note	0.25	4-15-2023	135,000	133,603
U.S. Treasury Note	0.25	3-15-2024	5,140,000	5,011,299
U.S. Treasury Note	0.25	5-15-2024	21,250,000	20,659,814
U.S. Treasury Note	0.38	12-31-2025	12,420,000	11,802,881
U.S. Treasury Note	1.13	1-15-2025	1,560,000	1,537,941
U.S. Treasury Note	1.50	1-31-2027	2,525,000	2,495,213
Total U.S. Treasury securities (Cost $42,472,580)				41,640,751
Yankee corporate bonds and notes: 14.81%
Communication services: 0.41%
Interactive media & services: 0.41%
Tencent Holdings Limited 144A	3.28	4-11-2024	2,310,000	2,359,088
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Short-Term Bond Plus Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Consumer discretionary: 1.91%
Auto components: 0.42%
Toyota Industries Corporation 144A	3.11%	3-12-2022	$2,460,000	$ 2,461,301
Automobiles: 0.44%
Conti Gummi Finance BV	1.13	9-25-2024	2,000,000	2,270,226
Stellantis NV	5.25	4-15-2023	250,000	258,500
				2,528,726
Hotels, restaurants & leisure: 0.11%
Royal Caribbean Group	4.25	6-15-2023	500,000	640,650
Household durables: 0.45%
Panasonic Corporation 144A	2.54	7-19-2022	2,600,000	2,608,249
Internet & direct marketing retail: 0.49%
Prosus NV 144A	3.26	1-19-2027	3,000,000	2,874,798
Energy: 0.86%
Oil, gas & consumable fuels: 0.86%
BP Capital Markets plc (5 Year Treasury Constant Maturity +4.04%) ʊ±	4.38	6-22-2025	3,000,000	3,000,000
Enbridge Incorporated	2.50	2-14-2025	2,000,000	2,006,592
				5,006,592
Financials: 9.39%
Banks: 6.23%
ANZ New Zealand International Company 144A«	1.90	2-13-2023	2,200,000	2,210,884
Banco Internacional del Peru SAA Interbank 144A	3.38	1-18-2023	1,305,000	1,314,396
Banco Santander (1 Year Treasury Constant Maturity +0.45%) ±	0.70	6-30-2024	2,000,000	1,965,422
Barclays Bank plc (1 Year Treasury Constant Maturity +0.80%) ±	1.01	12-10-2024	1,155,000	1,125,686
BNP Paribas (U.S. SOFR +1.00%) 144A±	1.32	1-13-2027	1,545,000	1,452,433
BPCE SA 144A	1.63	1-14-2025	3,000,000	2,944,323
Central American Bank 144A	1.14	2-9-2026	2,500,000	2,391,875
Credicorp Limited 144A	2.75	6-17-2025	3,000,000	2,927,794
Credit Suisse New York	0.52	8-9-2023	1,080,000	1,059,933
Danske Bank A/S (1 Year Treasury Constant Maturity +0.55%) 144A±	0.98	9-10-2025	2,000,000	1,922,233
Deutsche Bank (U.S. SOFR +2.16%) ±	2.22	9-18-2024	1,500,000	1,496,442
Deutsche Bank	3.30	11-16-2022	1,000,000	1,010,673
HSBC Holdings plc (U.S. SOFR +0.71%) ±	0.98	5-24-2025	600,000	579,947
HSBC Holdings plc (U.S. SOFR +1.54%) ±	1.65	4-18-2026	1,140,000	1,098,964
HSBC Holdings plc (U.S. SOFR +1.10%) ±	2.25	11-22-2027	1,760,000	1,696,618
Intesa Sanpaolo SpA 144A	3.25	9-23-2024	2,000,000	2,021,761
Mizuho Financial Group (U.S. SOFR +1.24%) ±	2.84	7-16-2025	1,000,000	1,009,235
NatWest Markets plc 144A	2.38	5-21-2023	1,375,000	1,384,298
Nordea Bank AB 144A	3.75	8-30-2023	2,000,000	2,052,451
Sumitomo Mitsui Financial Group (3 Month LIBOR +0.80%) ±	1.04	10-16-2023	2,000,000	2,017,792
Sumitomo Mitsui Financial Group	2.70	7-16-2024	2,510,000	2,533,805
				36,216,965
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Bond Plus Fund  |  21

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Capital markets: 0.63%
Macquarie Group Limited (U.S. SOFR +1.07%) 144A±	1.34%	1-12-2027	$1,885,000	$ 1,781,845
UBS Group AG (1 Year Treasury Constant Maturity +0.85%) 144A±	1.49	8-10-2027	2,000,000	1,886,432
				3,668,277
Consumer finance: 0.31%
NTT Finance Corporation 144A	0.37	3-3-2023	1,830,000	1,810,483
Diversified financial services: 1.38%
AerCap Ireland Capital Designated Activity Company / AerCap Global Aviation Trust	1.65	10-29-2024	2,500,000	2,426,247
African Export Import BA 144A	2.63	5-17-2026	550,000	526,625
Avolon Holdings Funding Limited 144A	2.53	11-18-2027	862,000	807,185
Avolon Holdings Funding Limited 144A	5.50	1-15-2026	965,000	1,027,358
Banco Bradesco 144A	4.38	3-18-2027	300,000	302,628
Banco Latino Americano SA 144A	2.38	9-14-2025	2,000,000	1,970,020
DAE Funding LLC 144A	2.63	3-20-2025	1,000,000	972,500
				8,032,563
Insurance: 0.46%
Sompo International Holdings Limited	4.70	10-15-2022	2,628,000	2,679,304
Thrifts & mortgage finance: 0.38%
Nationwide Building Society 144A	1.00	8-28-2025	2,360,000	2,231,899
Health care: 0.06%
Pharmaceuticals: 0.06%
Perrigo Company plc	4.00	11-15-2023	323,000	330,109
Information technology: 1.12%
Communications equipment: 0.40%
Ericsson LM	4.13	5-15-2022	2,300,000	2,308,901
Semiconductors & semiconductor equipment: 0.72%
Renesas Electronics Corporation 144A	1.54	11-26-2024	4,330,000	4,211,051
Materials: 0.35%
Chemicals: 0.35%
Syngenta Finance NV 144A	4.44	4-24-2023	2,000,000	2,042,472
Real estate: 0.36%
Equity REITs: 0.36%
Scentre Group Trust 144A	3.63	1-28-2026	2,000,000	2,075,351
Utilities: 0.35%
Independent power & renewable electricity producers: 0.35%
Colbun SA 144A	4.50	7-10-2024	2,000,000	2,057,520
Total Yankee corporate bonds and notes (Cost $87,499,519)				86,144,299

The accompanying notes are an integral part of these financial statements.

22  |  Allspring Short-Term Bond Plus Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Short-term investments: 4.56%
Commercial paper: 1.46%
Corporación Andina de Fomento 144A☼	0.25%	5-20-2022	2,500,000	$ 2,497,559
Enel Finance International NV 144A☼	0.36	3-11-2022	3,000,000	2,999,753
HSBC USA Incorporated 144A☼	0.35	4-1-2022	3,000,000	2,999,312
				8,496,624

		Yield	Shares
Investment companies: 3.10%
Allspring Government Money Market Fund Select Class ♠∞		0.03	15,845,224	15,845,224
Securities Lending Cash Investments LLC ♠∩∞		0.11	2,209,250	2,209,250
				18,054,474
Total Short-term investments (Cost $26,551,822)				26,551,098
Total investments in securities (Cost $589,765,356)	99.85%			580,920,984
Other assets and liabilities, net	0.15			853,450
Total net assets	100.00%			$581,774,434

±	Variable rate investment. The rate shown is the rate in effect at period end.
±±	The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
¤	The security is issued in zero coupon form with no periodic interest payments.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
☼	Zero coupon security. The rate represents the current yield to maturity.
∞	The rate represents the 7-day annualized yield at period end.
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.

Abbreviations:
BRL	Brazilian real
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
HUF	Hungarian forint
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
ZAR	South African rand
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Bond Plus Fund  |  23

Portfolio of investments—February 28, 2022 (unaudited)

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$22,126,301	$118,599,858	$(124,880,935)	$0	$0	$ 15,845,224	15,845,224	$ 2,964
Securities Lending Cash Investments LLC	667,600	19,258,770	(17,717,120)	0	0	2,209,250	2,209,250	182 #
				$0	$0	$18,054,474		$3,146

#	Amount shown represents income before fees and rebates.
Forward foreign currency contracts
Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses
22,600,000 USD	1,413,489 ZAR	Morgan Stanley	3-31-2022	$ 0	$ (50,976)
12,660,000 USD	14,333,049 EUR	Morgan Stanley	3-31-2022	120,997	0
				$120,997	$(50,976)
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
2-Year U.S. Treasury Notes	1,257	6-30-2022	$269,648,832	$270,539,788	$ 890,956	$ 0
Short
Euro-BOBL Futures	(38)	3-8-2022	(5,112,879)	(5,010,680)	102,199	0
10-Year U.S. Treasury Notes	(520)	6-21-2022	(4,543,190)	(4,587,750)	0	(44,560)
5-Year U.S. Treasury Notes	(36)	6-30-2022	(61,078,532)	(61,506,250)	0	(427,718)
					$993,155	$(472,278)
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Short-Term Bond Plus Fund

Statement of assets and liabilities—February 28, 2022 (unaudited)

Assets
Investments in unaffiliated securities (including $2,162,457 of securities loaned), at value (cost $571,710,882)	$ 562,866,510
Investments in affiliated securities, at value (cost $18,054,474)	18,054,474
Cash	832,000
Cash at broker segregated for futures contracts	1,171,000
Foreign currency, at value (cost $13,714)	14,102
Receivable for interest	2,219,971
Receivable for Fund shares sold	1,532,415
Receivable for daily variation margin on open futures contracts	883,827
Unrealized gains on forward foreign currency contracts	120,997
Principal paydown receivable	3,887
Receivable for securities lending income, net	441
Prepaid expenses and other assets	87,580
Total assets	587,787,204
Liabilities
Payable for investments purchased	2,281,512
Payable upon receipt of securities loaned	2,209,250
Payable for Fund shares redeemed	665,097
Payable for daily variation margin on open futures contracts	515,842
Management fee payable	136,925
Unrealized losses on forward foreign currency contracts	50,976
Administration fees payable	45,009
Distribution fee payable	2,933
Accrued expenses and other liabilities	105,226
Total liabilities	6,012,770
Total net assets	$581,774,434
Net assets consist of
Paid-in capital	$ 589,715,710
Total distributable loss	(7,941,276)
Total net assets	$581,774,434
Computation of net asset value and offering price per share
Net assets – Class A	$ 156,788,658
Shares outstanding – Class A1	17,951,536
Net asset value per share – Class A	$8.73
Maximum offering price per share – Class A2	$8.91
Net assets – Class C	$ 5,062,558
Shares outstanding – Class C1	580,568
Net asset value per share – Class C	$8.72
Net assets – Class R6	$ 19,891,067
Shares outstanding – Class R6[1]	2,278,506
Net asset value per share – Class R6	$8.73
Net assets – Institutional Class	$ 400,032,151
Shares outstanding – Institutional Class[1]	45,781,442
Net asset value per share – Institutional Class	$8.74
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $100,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Bond Plus Fund  |  25

Statement of operations—six months ended February 28, 2022 (unaudited)

Investment income
Interest	$ 5,289,704
Dividends	159,261
Income from affiliated securities	6,458
Total investment income	5,455,423
Expenses
Management fee	1,059,001
Administration fees
Class A	132,789
Class C	4,306
Class R6	4,110
Institutional Class	162,550
Shareholder servicing fees
Class A	207,483
Class C	6,710
Distribution fee
Class C	20,130
Custody and accounting fees	15,546
Professional fees	34,969
Registration fees	29,962
Shareholder report expenses	33,854
Trustees’ fees and expenses	9,592
Other fees and expenses	8,765
Total expenses	1,729,767
Less: Fee waivers and/or expense reimbursements
Fund-level	(87,482)
Class A	(45,399)
Class C	(1,099)
Net expenses	1,595,787
Net investment income	3,859,636
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	636,122
Forward foreign currency contracts	563,786
Futures contracts	(1,247,984)
Swap contracts	(86,887)
Net realized losses on investments	(134,963)
Net change in unrealized gains (losses) on
Unaffiliated securities	(15,054,385)
Forward foreign currency contracts	8,675
Futures contracts	467,665
Swap contracts	91,265
Net change in unrealized gains (losses) on investments	(14,486,780)
Net realized and unrealized gains (losses) on investments	(14,621,743)
Net decrease in net assets resulting from operations	$(10,762,107)
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Short-Term Bond Plus Fund

Statement of changes in net assets

	Six months ended February 28, 2022 (unaudited)		Year ended August 31, 2021
Operations
Net investment income		$ 3,859,636		$ 8,427,704
Net realized gains (losses) on investments		(134,963)		5,410,137
Net change in unrealized gains (losses) on investments		(14,486,780)		(4,088,103)
Net increase (decrease) in net assets resulting from operations		(10,762,107)		9,749,738
Distributions to shareholders from
Net investment income and net realized gains
Class A		(2,275,113)		(4,371,256)
Class C		(54,573)		(88,211)
Class R6		(432,660)		(938,088)
Institutional Class		(6,191,526)		(7,974,832)
Total distributions to shareholders		(8,953,872)		(13,372,387)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,081,685	9,661,068	3,139,712	28,458,791
Class C	92,040	824,515	284,356	2,570,007
Class R6	114,276	1,010,432	1,264,284	11,449,057
Institutional Class	11,051,529	98,514,028	27,299,468	247,209,753
		110,010,043		289,687,608
Reinvestment of distributions
Class A	241,896	2,148,268	458,328	4,146,649
Class C	6,089	53,921	9,763	88,211
Class R6	2,053	18,206	783	7,069
Institutional Class	566,223	5,029,711	667,665	6,042,969
		7,250,106		10,284,898
Payment for shares redeemed
Class A	(2,777,805)	(24,759,271)	(3,009,123)	(27,264,373)
Class C	(104,291)	(926,947)	(343,589)	(3,111,137)
Class R6	(1,399,885)	(12,421,360)	(1,589,516)	(14,408,643)
Institutional Class	(10,843,888)	(96,524,195)	(10,620,580)	(96,232,227)
		(134,631,773)		(141,016,380)
Net increase (decrease) in net assets resulting from capital share transactions		(17,371,624)		158,956,126
Total increase (decrease) in net assets		(37,087,603)		155,333,477
Net assets
Beginning of period		618,862,037		463,528,560
End of period		$ 581,774,434		$ 618,862,037
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Bond Plus Fund  |  27

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
Class A	Six months ended February 28, 2022 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.02	$9.09	$8.84	$8.65	$8.77	$8.78
Net investment income	0.05	0.14	0.19	0.20	0.15	0.12
Net realized and unrealized gains (losses) on investments	(0.22)	0.02	0.24	0.19	(0.12)	(0.01)
Total from investment operations	(0.17)	0.16	0.43	0.39	0.03	0.11
Distributions to shareholders from
Net investment income	(0.05)	(0.13)	(0.18)	(0.20)	(0.15)	(0.12)
Net realized gains	(0.07)	(0.10)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(0.12)	(0.23)	(0.18)	(0.20)	(0.15)	(0.12)
Net asset value, end of period	$8.73	$9.02	$9.09	$8.84	$8.65	$8.77
Total return[1]	(1.88)%	1.76%	4.96%	4.60%	0.31%	1.25%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.81%	0.82%	0.82%	0.82%	0.81%
Net expenses	0.71%	0.70%	0.71%	0.72%	0.72%	0.72%
Net investment income	1.08%	1.48%	2.10%	2.33%	1.68%	1.35%
Supplemental data
Portfolio turnover rate	27%	65%	88%	43%	43%	50%
Net assets, end of period (000s omitted)	$156,789	$175,111	$170,975	$170,345	$182,179	$225,797

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

28  |  Allspring Short-Term Bond Plus Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
Class C	Six months ended February 28, 2022 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.01	$9.07	$8.83	$8.64	$8.76	$8.77
Net investment income	0.01	0.06	0.12	0.14	0.08	0.05
Net realized and unrealized gains (losses) on investments	(0.21)	0.04	0.24	0.19	(0.12)	(0.01)
Total from investment operations	(0.20)	0.10	0.36	0.33	(0.04)	0.04
Distributions to shareholders from
Net investment income	(0.02)	(0.06)	(0.12)	(0.14)	(0.08)	(0.05)
Net realized gains	(0.07)	(0.10)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(0.09)	(0.16)	(0.12)	(0.14)	(0.08)	(0.05)
Net asset value, end of period	$8.72	$9.01	$9.07	$8.83	$8.64	$8.76
Total return[1]	(2.24)%	1.10%	4.10%	3.82%	(0.44)%	0.49%
Ratios to average net assets (annualized)
Gross expenses	1.55%	1.56%	1.56%	1.57%	1.57%	1.56%
Net expenses	1.47%	1.47%	1.47%	1.47%	1.47%	1.47%
Net investment income	0.31%	0.71%	1.36%	1.57%	0.93%	0.61%
Supplemental data
Portfolio turnover rate	27%	65%	88%	43%	43%	50%
Net assets, end of period (000s omitted)	$5,063	$5,286	$5,773	$7,146	$8,588	$11,361

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Bond Plus Fund  |  29

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
Class R6	Six months ended February 28, 2022 (unaudited)	2021	2020	2019	2018 [1]
Net asset value, beginning of period	$9.02	$9.08	$8.83	$8.66	$8.64
Net investment income	0.07	0.16	0.21	0.23	0.02 [2]
Net realized and unrealized gains (losses) on investments	(0.23)	0.03	0.25	0.17	0.02
Total from investment operations	(0.16)	0.19	0.46	0.40	0.04
Distributions to shareholders from
Net investment income	(0.06)	(0.15)	(0.21)	(0.23)	(0.02)
Net realized gains	(0.07)	(0.10)	0.00	0.00	0.00
Total distributions to shareholders	(0.13)	(0.25)	(0.21)	(0.23)	(0.02)
Net asset value, end of period	$8.73	$9.02	$9.08	$8.83	$8.66
Total return[3]	(1.72)%	2.18%	5.28%	4.69%	0.42%
Ratios to average net assets (annualized)
Gross expenses	0.42%	0.43%	0.44%	0.44%	0.44%
Net expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	1.37%	1.79%	2.41%	2.71%	2.24%
Supplemental data
Portfolio turnover rate	27%	65%	88%	43%	43%
Net assets, end of period (000s omitted)	$19,891	$32,131	$35,301	$30,585	$2,553

[1]	For the period from July 31, 2018 (commencement of class operations) to August 31, 2018
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

30  |  Allspring Short-Term Bond Plus Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
Institutional Class	Six months ended February 28, 2022 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.03	$9.09	$8.84	$8.65	$8.78	$8.79
Net investment income	0.06	0.15	0.21	0.23	0.17	0.14
Net realized and unrealized gains (losses) on investments	(0.22)	0.04	0.24	0.19	(0.13)	(0.01)
Total from investment operations	(0.16)	0.19	0.45	0.42	0.04	0.13
Distributions to shareholders from
Net investment income	(0.06)	(0.15)	(0.20)	(0.23)	(0.17)	(0.14)
Net realized gains	(0.07)	(0.10)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(0.13)	(0.25)	(0.20)	(0.23)	(0.17)	(0.14)
Net asset value, end of period	$8.74	$9.03	$9.09	$8.84	$8.65	$8.78
Total return[1]	(1.75)%	2.13%	5.23%	4.88%	0.46%	1.49%
Ratios to average net assets (annualized)
Gross expenses	0.47%	0.48%	0.49%	0.49%	0.49%	0.48%
Net expenses	0.45%	0.45%	0.45%	0.45%	0.46%	0.48%
Net investment income	1.33%	1.69%	2.37%	2.60%	1.95%	1.59%
Supplemental data
Portfolio turnover rate	27%	65%	88%	43%	43%	50%
Net assets, end of period (000s omitted)	$400,032	$406,333	$251,480	$226,517	$226,655	$230,549

[1]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Bond Plus Fund  |  31

Notes to financial statements (unaudited)
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Short-Term Bond Plus Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management").
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee.
Swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time

32  |  Allspring Short-Term Bond Plus Fund

Notes to financial statements (unaudited)
each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund's maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Allspring Short-Term Bond Plus Fund  |  33

Notes to financial statements (unaudited)
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Swap contracts
Swap contracts are agreements between the Fund and a counterparty to exchange a series of cash flows over a specified period. Swap agreements are privately negotiated contracts between the Fund that are entered into as bilateral contracts in the over-the-counter market or centrally cleared (“centrally cleared swaps”) with a central clearinghouse.
The Fund entered into centrally cleared swaps. In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Upon entering into a centrally cleared swap, the Fund is required to deposit an initial margin with the broker in the form of cash or securities. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is shown as cash segregated for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). The variation margin is recorded as an unrealized gain (or loss) and shown as daily variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are recorded as realized gains (losses) in the Statement of Operations when the contract is closed.
Credit default swaps
The Fund may enter into credit default swaps for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or a basket of single-name issuers or traded indexes. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the protection seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring).
The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. If the Fund is the buyer of protection and a credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. If the Fund is the seller of protection and a credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates.
By entering into credit default swap contracts, the Fund is exposed to credit risk. In addition, certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements.

34  |  Allspring Short-Term Bond Plus Fund

Notes to financial statements (unaudited)
Mortgage dollar roll transactions
The Fund may engage in mortgage dollar roll transactions through TBA mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for TBA dollar roll transactions as purchases and sales which, as a result, may increase its portfolio turnover rate.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of February 28, 2022, the aggregate cost of all investments for federal income tax purposes was $583,543,668 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 9,074,288
Gross unrealized losses	(11,176,095)
Net unrealized losses	$ (2,101,807)
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Allspring Short-Term Bond Plus Fund  |  35

Notes to financial statements (unaudited)
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of February 28, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$ 0	$ 5,684,831	$0	$ 5,684,831
Asset-backed securities	0	93,080,418	0	93,080,418
Corporate bonds and notes	0	148,212,091	0	148,212,091
Foreign corporate bonds and notes	0	9,380,541	0	9,380,541
Foreign government bonds	0	8,161,240	0	8,161,240
Investment companies	10,241,820	0	0	10,241,820
Loans	0	5,345,456	0	5,345,456
Municipal obligations	0	4,110,780	0	4,110,780
Non-agency mortgage-backed securities	0	142,367,659	0	142,367,659
U.S. Treasury securities	41,640,751	0	0	41,640,751
Yankee corporate bonds and notes	0	86,144,299	0	86,144,299
Short-term investments
Commercial paper	0	8,496,624	0	8,496,624
Investment companies	18,054,474	0	0	18,054,474
	69,937,045	510,983,939	0	580,920,984
Forward foreign currency contracts	0	120,997	0	120,997
Futures contracts	993,155	0	0	993,155
Total assets	$70,930,200	$511,104,936	$0	$582,035,136
Liabilities
Forward foreign currency contracts	$ 0	$ 50,976	$0	$ 50,976
Futures contracts	472,278	0	0	472,278
Total liabilities	$ 472,278	$ 50,976	$0	$ 523,254
Futures contracts and forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended February 28, 2022, the Fund did not have any transfers into/out of Level 3.

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Notes to financial statements (unaudited)
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.350%
Next $4 billion	0.325
Next $3 billion	0.290
Next $2 billion	0.265
Over $10 billion	0.255
For the six months ended February 28, 2022, the management fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Class R6	0.03
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through December 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of February 28, 2022, the contractual expense caps are as follows:

Allspring Short-Term Bond Plus Fund  |  37

Notes to financial statements (unaudited)
Expense ratio caps
Class A	0.72%
Class C	1.47
Class R6	0.40
Institutional Class	0.45
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended February 28, 2022, Allspring Funds Distributor received $497 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended February 28, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2022 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$52,896,423	$130,478,701	$75,489,533	$78,242,122
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of February 28, 2022, the Fund had securities lending transactions with the following counterparties which are subject to offset:

38  |  Allspring Short-Term Bond Plus Fund

Notes to financial statements (unaudited)
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Barclays Capital Incorporated	$2,011,605	$(2,011,605)	$0
JPMorgan Securities LLC	150,852	(150,852)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. DERIVATIVE TRANSACTIONS
During the six months ended February 28, 2022, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Fund also entered into forward foreign currency contracts for economic hedging purposes and entered into swaps for hedging and speculative purposes.
The volume of the Fund's derivative activity during the six months ended February 28, 2022 was as follows:
Futures contracts
Average notional balance on long futures	$244,773,682
Average notional balance on short futures	87,433,178
Forward foreign currency contracts
Average contract amounts to buy	$ 2,877,685
Average contract amounts to sell	16,249,369
Swap contracts
Average notional balance	$ 4,019,337
The fair value of derivative instruments as of February 28, 2022 by primary risk type was as follows for the Fund:
	Asset derivatives		Liability derivatives
	Statement of Assets and Liabilities location	Fair value	Statement of Assets and Liabilities location	Fair value
Interest rate risk	Unrealized gains on futures contracts	$ 993,155*	Unrealized losses on futures contracts	$ 472,278*
Foreign currency risk	Unrealized gains on forward foreign currency contracts	120,997	Unrealized losses on forward foreign currency contracts	50,976
		$1,114,152		$523,254
* The cumulative unrealized gains (losses) reported in the table following the Portfolio of Investments represents the fair value of futures contracts at the end of the period. Only the current day’s variation margin as of February 28, 2022 is reported separately on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six months ended February 28, 2022 was as follows:
	Amount of realized gains (losses) on derivatives
	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate risk	$ (1,247,984)	$ 0	$ 0	$(1,247,984)
Foreign currency risk	0	563,786	0	563,786
Credit risk	0	0	(86,887)	(86,887)
	$(1,247,984)	$563,786	$(86,887)	$ (771,085)

Allspring Short-Term Bond Plus Fund  |  39

Notes to financial statements (unaudited)
	Change in unrealized gains (losses) on derivatives
	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate risk	$ 467,665	$ 0	$ 0	$ 467,665
Foreign currency risk	0	8,675	0	8,675
Credit risk	0	0	91,265	91,265
	$467,665	$8,675	$91,265	$567,605
For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Morgan Stanley	$120,997	$(50,976)	$0	$70,021

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of liabilities
Morgan Stanley	$50,976	$(50,976)	$0	$0
8. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the six months ended February 28, 2022, there were no borrowings by the Fund under the agreement.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

40  |  Allspring Short-Term Bond Plus Fund

Notes to financial statements (unaudited)
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring Short-Term Bond Plus Fund  |  41

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

42  |  Allspring Short-Term Bond Plus Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 138 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Short-Term Bond Plus Fund  |  43

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

44  |  Allspring Short-Term Bond Plus Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Short-Term Bond Plus Fund  |  45

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0322-00361 04-22
SA221/SAR221 02-22

Semi-Annual Report
February 28, 2022
Allspring
Short-Term High Yield Bond Fund

Allspring Short-Term High Yield Bond Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for Allspring Short-Term High Yield Bond Fund for the six-month period that ended February 28, 2022. Global stocks and bonds declined during a challenging period. Despite progress on a global economic recovery from COVID-19, a spike in inflation, concerns regarding anticipated tightening of central bank monetary policy, and turmoil caused by the Russian invasion of Ukraine all led to a retreat from financial market gains made earlier in 2021.
For the six-month period, U.S. stocks, based on the S&P 500 Index, returned -2.62%. International stocks, as measured by the MSCI ACWI ex USA Index (Net), returned -6.95%, while the MSCI EM Index (Net) (USD), trailed its developed market counterparts with a return of -9.81%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index, returned -4.07%, the Bloomberg Global Aggregate ex-USD Index (unhedged), returned -6.54%, the Bloomberg Municipal Bond Index returned -3.09%, and the ICE BofA U.S. High Yield Index, lost 2.96%.
Inflationary concerns caused markets to retreat.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions and worries over rising energy and food prices. Meanwhile, the U.S. Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
October’s key themes continued to be elevated inflation pressures and a supply bottleneck, but strong earnings provided a bright spot. U.S. earnings releases were generally strong and consumer confidence was high. The Fed reaffirmed its plans to stop its quantitative easing by mid-2022. Notably, it still considered elevated inflation figures to be transitory despite rising concerns. Similar to the U.S., the eurozone and many Asian countries saw positive earnings while facing inflation pressures caused by supply bottlenecks and energy price increases amid natural gas shortages. Globally, government bond yields rose as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
“Global markets suffered their broadest retreat in a year during September, with the exception of commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Short-Term High Yield Bond Fund

Letter to shareholders (unaudited)
In November, as COVID-19 hospitalizations rose, most major asset classes, domestic and international, declined with two exceptions: U.S. investment-grade bonds and Treasury Inflation-Protected Securities. In the U.S., President Biden signed a long-awaited $550 billion infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain could make that less likely to occur. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, to try to reduce the spread. In the U.S., data indicated that the overall domestic economy remains stable with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds produced monthly positive returns while Treasuries declined. Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, up from previous projections of just one hike.
In January, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. Comments from the Fed suggested a hike in interest rates in March was likely. Meanwhile, Russia, one of the world’s largest oil and gas producers, threatened a potential invasion of Ukraine. Such an invasion could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down for the month, along with global bonds overall. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to uncertainty regarding likely central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and robust growth accompanying higher prices.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
“ The Russian invasion of Ukraine dominated the financial world in February. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Short-Term High Yield Bond Fund  |  3

Letter to shareholders (unaudited)
Information on transaction closing.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P. announced the beginning of Allspring Global Investments™ with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management LLC; Galliard Capital Management LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, a privately held asset management firm with $575 billion in AUM as of December 31, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family were rebranded as Allspring Funds. Each individual fund had “Wells Fargo” removed from its fund name and replaced with “Allspring.” The fund name changes went into effect on December 6, 2021.
Allspring Global Investments™ is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Portfolio Impacts” for further information.

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

As of December 31, 2021, assets under management (AUM) includes $91.6 billion from Galliard Capital Management, LLC, an investment advisor that is not part of the Allspring trade name/GIPS firm.

4  |  Allspring Short-Term High Yield Bond Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks total return, consisting of a high level of current income and capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Chris Lee, CFA®‡, Michael J. Schueller, CFA®‡

Average annual total returns (%) as of February 28, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (SSTHX)	2-29-2000	-1.08	2.71	2.88	1.98	3.34	3.20	0.94	0.82
Class C (WFHYX)	3-31-2008	0.22	2.57	2.43	1.22	2.57	2.43	1.69	1.57
Administrator Class (WDHYX)	7-30-2010	–	–	–	2.14	3.50	3.36	0.88	0.66
Institutional Class (STYIX)[3]	11-30-2012	–	–	–	2.29	3.66	3.49	0.61	0.51
ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index[4]	–	–	–	–	0.83	3.83	4.40	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 3.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through December 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.81% for Class A, 1.56% for Class C, 0.65% for Administrator Class, and 0.50% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.
[4]	The ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index, a subset of the ICE BofA U.S. High Yield Master II Index, tracks the performance of U.S- dollar denominated below investment grade rated corporate debt publicly issued in the U.S. domestic market. This subset includes all securities with a given investment grade rating BB with maturities between one to three years. Effective August 1, 2021 the Fund's benchmark changed from ICE BofA High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Index to the ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index to better match the Fund's investment strategy. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Short-Term High Yield Bond Fund

Performance highlights (unaudited)
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Allspring Short-Term High Yield Bond Fund  |  7

Performance highlights (unaudited)
Ten largest holdings (%) as of February 28, 2022[1]
TerraForm Power Operating LLC, 4.25%, 1-31-2023	2.02
QVC Incorporated, 4.85%, 4-1-2024	1.93
Cinemark USA Incorporated, 8.75%, 5-1-2025	1.58
Teva Pharmaceutical Finance Netherlands III BV, 6.00%, 4-15-2024	1.54
Oceaneering International Incorporated, 4.65%, 11-15-2024	1.53
Spirit AeroSystems Holdings Incorporated, 5.50%, 1-15-2025	1.52
Ford Motor Credit Company LLC, 5.58%, 3-18-2024	1.48
Crestwood Midstream Partners LP, 5.75%, 4-1-2025	1.46
Vistra Operations Company LLC, 5.50%, 9-1-2026	1.46
Navient Corporation, 5.88%, 10-25-2024	1.45
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Credit quality as of February 28, 2022[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Effective maturity distribution as of February 28, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

8  |  Allspring Short-Term High Yield Bond Fund

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from September 1, 2021 to February 28, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 9-1-2021	Ending account value 2-28-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 999.00	$4.01	0.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.78	$4.06	0.81%
Class C
Actual	$1,000.00	$ 994.06	$7.71	1.56%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.06	$7.80	1.56%
Administrator Class
Actual	$1,000.00	$ 999.77	$3.22	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Institutional Class
Actual	$1,000.00	$1,000.49	$2.48	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51	0.50%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

Allspring Short-Term High Yield Bond Fund  |  9

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Corporate bonds and notes: 69.49%
Communication services: 7.97%
Diversified telecommunication services: 1.56%
CenturyLink Incorporated	6.75%	12-1-2023	$ 7,000,000	$ 7,314,300
Level 3 Financing Incorporated 144A	4.63	9-15-2027	525,000	506,625
Level 3 Financing Incorporated	5.38	5-1-2025	3,515,000	3,527,795
Lumen Technologies Incorporated	7.50	4-1-2024	3,915,000	4,105,856
				15,454,576
Entertainment: 1.62%
Live Nation Entertainment Incorporated 144A	4.88	11-1-2024	12,370,000	12,491,845
Live Nation Entertainment Incorporated 144A	6.50	5-15-2027	3,270,000	3,501,058
				15,992,903
Media: 4.15%
Cinemark USA Incorporated 144A	8.75	5-1-2025	14,887,000	15,594,133
CSC Holdings LLC 144A	5.50	4-15-2027	1,090,000	1,087,275
DISH DBS Corporation	5.00	3-15-2023	4,150,000	4,186,313
DISH DBS Corporation	5.88	7-15-2022	4,835,000	4,877,306
Nexstar Broadcasting Incorporated 144A	5.63	7-15-2027	6,720,000	6,871,200
Townsquare Media Incorporated 144A	6.88	2-1-2026	8,295,000	8,460,900
				41,077,127
Wireless telecommunication services: 0.64%
Sprint Corporation	7.13	6-15-2024	1,810,000	1,957,081
Sprint Corporation	7.88	9-15-2023	4,080,000	4,386,000
				6,343,081
Consumer discretionary: 10.12%
Auto components: 1.57%
Allison Transmission Incorporated 144A	5.88	6-1-2029	915,000	959,698
Clarios Global LP 144A	6.25	5-15-2026	6,605,000	6,832,476
Clarios Global LP 144A	6.75	5-15-2025	3,013,000	3,126,650
Goodyear Tire & Rubber Company	5.00	5-31-2026	4,624,000	4,641,340
				15,560,164
Automobiles: 0.47%
Ford Motor Company	4.13	8-17-2027	4,600,000	4,633,350
Hotels, restaurants & leisure: 3.69%
Carnival Corporation 144A	9.88	8-1-2027	400,000	449,000
Carnival Corporation 144A	10.50	2-1-2026	7,790,000	8,744,275
CCM Merger Incorporated 144A	6.38	5-1-2026	3,145,000	3,216,800
NCL Corporation Limited 144A	5.88	2-15-2027	2,450,000	2,453,063
Royal Caribbean Cruises Limited 144A	9.13	6-15-2023	5,600,000	5,855,808
Royal Caribbean Cruises Limited 144A	10.88	6-1-2023	1,405,000	1,508,085
Royal Caribbean Cruises Limited 144A	11.50	6-1-2025	4,709,000	5,202,032
SeaWorld Parks & Entertainment Incorporated 144A	8.75	5-1-2025	8,705,000	9,140,250
				36,569,313
Household durables: 0.51%
Allied Universal Holdco LLC 144A	6.63	7-15-2026	4,920,000	5,039,556
The accompanying notes are an integral part of these financial statements.

10  |  Allspring Short-Term High Yield Bond Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Internet & direct marketing retail: 2.55%
QVC Incorporated	4.38%	3-15-2023	$ 6,070,000	$ 6,176,164
QVC Incorporated	4.85	4-1-2024	18,850,000	19,085,625
				25,261,789
Leisure products: 0.11%
Mattel Incorporated 144A	3.38	4-1-2026	1,150,000	1,142,065
Multiline retail: 0.26%
Macy's Incorporated «	3.63	6-1-2024	156,000	159,547
Macy's Incorporated	4.38	9-1-2023	2,350,000	2,391,125
				2,550,672
Specialty retail: 0.43%
Bath & Body Works Incorporated 144A	9.38	7-1-2025	3,371,000	3,944,070
Penske Automotive Group Incorporated	3.50	9-1-2025	275,000	272,272
				4,216,342
Textiles, apparel & luxury goods: 0.53%
G-III Apparel Group Limited 144A	7.88	8-15-2025	4,980,000	5,247,675
Consumer staples: 0.78%
Food products: 0.78%
B&G Foods Incorporated	5.25	4-1-2025	700,000	705,110
Performance Food Group Incorporated 144A	6.88	5-1-2025	6,735,000	6,979,144
				7,684,254
Energy: 14.51%
Energy equipment & services: 2.00%
Oceaneering International Incorporated	4.65	11-15-2024	15,415,000	15,170,287
USA Compression Partners LP	6.88	4-1-2026	3,330,000	3,344,153
USA Compression Partners LP	6.88	9-1-2027	1,260,000	1,260,882
				19,775,322
Oil, gas & consumable fuels: 12.51%
Antero Midstream Company 144A	7.88	5-15-2026	4,638,000	4,985,850
Antero Resources Corporation 144A	8.38	7-15-2026	4,690,000	5,147,275
Apache Corporation	4.63	11-15-2025	1,535,000	1,584,888
Archrock Partners LP 144A	6.88	4-1-2027	250,000	256,635
Buckeye Partners LP 144A	4.13	3-1-2025	1,795,000	1,789,489
Buckeye Partners LP	4.15	7-1-2023	750,000	759,176
Crestwood Midstream Partners LP	5.75	4-1-2025	14,390,000	14,479,938
DCP Midstream Operating LP	5.38	7-15-2025	8,640,000	9,150,667
EnLink Midstream Partners LP	4.15	6-1-2025	13,245,000	13,261,556
Enviva Partners LP 144A	6.50	1-15-2026	12,285,000	12,667,064
EQT Corporation	6.63	2-1-2025	4,386,000	4,737,845
Murphy Oil Corporation	5.75	8-15-2025	7,080,000	7,212,750
New Fortress Energy Incorporated 144A	6.50	9-30-2026	4,580,000	4,392,747
Occidental Petroleum Corporation	8.00	7-15-2025	7,165,000	8,106,624
Rockies Express Pipeline LLC 144A	3.60	5-15-2025	12,920,000	12,661,342
Southwestern Energy Company	5.95	1-23-2025	902,000	940,335
Southwestern Energy Company	7.75	10-1-2027	2,705,000	2,853,775
Tallgrass Energy Partners LP 144A	7.50	10-1-2025	11,275,000	11,838,750
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term High Yield Bond Fund  |  11

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Oil, gas & consumable fuels (continued)
Western Gas Partners LP	3.95%	6-1-2025	$ 1,500,000	$ 1,518,750
Western Gas Partners LP	4.65	7-1-2026	5,335,000	5,527,860
				123,873,316
Financials: 11.12%
Consumer finance: 6.05%
Ford Motor Credit Company LLC	5.58	3-18-2024	14,085,000	14,648,400
LFS Topco LLC 144A	5.88	10-15-2026	2,860,000	2,856,997
Navient Corporation	5.88	10-25-2024	13,860,000	14,335,606
Navient Corporation	7.25	9-25-2023	2,025,000	2,124,205
OneMain Finance Corporation	3.50	1-15-2027	2,440,000	2,308,240
PRA Group Incorporated 144A	7.38	9-1-2025	4,970,000	5,218,252
Rocket Mortgage LLC 144A	2.88	10-15-2026	4,115,000	3,866,125
Springleaf Finance Corporation	6.13	3-15-2024	2,500,000	2,575,000
Springleaf Finance Corporation	7.13	3-15-2026	2,350,000	2,547,400
Springleaf Finance Corporation	8.88	6-1-2025	8,948,000	9,440,140
				59,920,365
Diversified financial services: 1.83%
Hat Holdings LLC 144A	3.38	6-15-2026	5,000,000	4,737,500
United Shore Financial Services LLC 144A	5.50	11-15-2025	13,835,000	13,316,188
				18,053,688
Insurance: 0.65%
Enact Holdings Incorporated 144A	6.50	8-15-2025	6,245,000	6,462,951
Mortgage REITs: 1.57%
Starwood Property Trust Incorporated 144A	3.63	7-15-2026	2,770,000	2,621,113
Starwood Property Trust Incorporated 144A	3.75	12-31-2024	2,645,000	2,588,794
Starwood Property Trust Incorporated	4.75	3-15-2025	9,995,000	10,098,969
Starwood Property Trust Incorporated 144A	5.50	11-1-2023	190,000	193,563
				15,502,439
Thrifts & mortgage finance: 1.02%
Ladder Capital Finance Holdings LP 144A	5.25	10-1-2025	10,075,000	10,100,188
Health care: 2.67%
Health care providers & services: 2.67%
Select Medical Corporation 144A	6.25	8-15-2026	12,016,000	12,173,710
Tenet Healthcare Corporation	4.63	7-15-2024	2,670,000	2,678,250
Tenet Healthcare Corporation 144A	4.88	1-1-2026	7,790,000	7,842,972
Vizient Incorporated 144A	6.25	5-15-2027	3,625,000	3,756,406
				26,451,338
Industrials: 10.34%
Aerospace & defense: 3.09%
Spirit AeroSystems Holdings Incorporated 144A	5.50	1-15-2025	14,675,000	15,080,532
TransDigm Group Incorporated 144A	6.25	3-15-2026	1,945,000	2,000,919
TransDigm Group Incorporated	7.50	3-15-2027	2,380,000	2,460,325
TransDigm Group Incorporated 144A	8.00	12-15-2025	10,598,000	11,066,644
				30,608,420
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Short-Term High Yield Bond Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Airlines: 2.47%
American Airlines Group Incorporated 144A	5.50%	4-20-2026	$ 6,600,000	$ 6,755,364
Delta Air Lines Incorporated 144A	7.00	5-1-2025	750,000	833,272
Hawaiian Airlines Incorporated	3.90	7-15-2027	3,927,010	3,860,471
Hawaiian Brand Intellectual Property Limited 144A	5.75	1-20-2026	6,345,000	6,424,313
Mileage Plus Holdings LLC 144A	6.50	6-20-2027	4,625,000	4,879,375
United Airlines Incorporated 144A	4.38	4-15-2026	1,680,000	1,675,699
				24,428,494
Commercial services & supplies: 1.03%
Aramark Services Incorporated 144A	6.38	5-1-2025	4,880,000	5,053,240
CoreCivic Incorporated	8.25	4-15-2026	5,045,000	5,120,675
				10,173,915
Construction & engineering: 0.30%
Taylor Morrison Communities Incorporated 144A	5.88	4-15-2023	2,870,000	2,930,988
Electronic equipment, instruments & components: 0.41%
Wesco Distribution Incorporated 144A	7.13	6-15-2025	3,915,000	4,100,023
Machinery: 0.52%
Stevens Holding Company Incorporated 144A	6.13	10-1-2026	5,025,000	5,188,313
Road & rail: 1.09%
Uber Technologies Incorporated 144A	7.50	5-15-2025	10,345,000	10,761,386
Trading companies & distributors: 1.43%
Fortress Transportation & Infrastructure Investors LLC 144A	6.50	10-1-2025	14,015,000	14,190,188
Information technology: 1.84%
IT services: 1.63%
Block Incorporated 144A	2.75	6-1-2026	1,760,000	1,707,200
Sabre GLBL Incorporated 144A	7.38	9-1-2025	1,180,000	1,223,017
Sabre GLBL Incorporated 144A	9.25	4-15-2025	11,680,000	13,172,237
				16,102,454
Technology hardware, storage & peripherals: 0.21%
NCR Corporation 144A	5.75	9-1-2027	2,060,000	2,090,385
Materials: 3.30%
Chemicals: 1.15%
Kraton Polymers LLC 144A	4.25	12-15-2025	11,122,000	11,413,953
Containers & packaging: 0.64%
Sealed Air Corporation 144A	5.13	12-1-2024	1,330,000	1,376,550
Sealed Air Corporation 144A	5.25	4-1-2023	4,835,000	4,919,613
				6,296,163
Metals & mining: 1.02%
Cleveland-Cliffs Incorporated 144A	6.75	3-15-2026	3,715,000	3,915,387
Cleveland-Cliffs Incorporated 144A	9.88	10-17-2025	5,567,000	6,179,370
				10,094,757
Paper & forest products: 0.49%
Clearwater Paper Corporation 144A	5.38	2-1-2025	4,735,000	4,894,522
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term High Yield Bond Fund  |  13

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Real estate: 1.65%
Equity REITs: 1.65%
Service Properties Trust Company	4.35%	10-1-2024	$10,500,000	$ 10,121,895
Service Properties Trust Company	5.00	8-15-2022	2,200,000	2,191,750
Service Properties Trust Company	7.50	9-15-2025	3,860,000	4,053,965
				16,367,610
Utilities: 5.19%
Electric utilities: 0.27%
NextEra Energy Operating Partners LP 144A	4.25	7-15-2024	2,575,000	2,625,625
Independent power & renewable electricity producers: 4.92%
NSG Holdings LLC 144A	7.75	12-15-2025	8,163,839	8,592,440
TerraForm Power Operating LLC 144A	4.25	1-31-2023	19,998,000	20,022,992
Vistra Operations Company LLC 144A	5.50	9-1-2026	14,225,000	14,472,728
Vistra Operations Company LLC 144A	5.63	2-15-2027	5,480,000	5,611,027
				48,699,187
Total Corporate bonds and notes (Cost $694,535,270)				687,878,857
Loans: 17.65%
Communication services: 1.56%
Diversified telecommunication services: 0.49%
Intelsat Jackson Holdings SA (U.S. SOFR +4.25%) <±	4.75	2-1-2029	4,945,000	4,869,292
Media: 0.65%
Clear Channel Outdoor Holdings (1 Month LIBOR +3.50%) ±	3.80	8-21-2026	5,417,290	5,309,703
Hubbard Radio LLC (3 Month LIBOR +4.25%) ±	5.25	3-28-2025	1,076,924	1,075,126
				6,384,829
Wireless telecommunication services: 0.42%
Consolidated Communications Holdings Incorporated (1 Month LIBOR +3.50%) ±	4.25	10-2-2027	4,214,991	4,157,034
Consumer discretionary: 3.91%
Auto components: 1.31%
Clarios Global LP (1 Month LIBOR +3.25%) ±	3.46	4-30-2026	5,515,428	5,453,379
Tenneco Incorporated (3 Month LIBOR +3.00%) ±	3.21	10-1-2025	7,588,696	7,531,781
				12,985,160
Hotels, restaurants & leisure: 0.67%
Carnival Corporation (1 Month LIBOR +3.00%) ±	3.75	6-30-2025	6,771,863	6,677,057
Household durables: 0.36%
Wilsonart LLC (1 Month LIBOR +3.50%) ±	4.50	12-19-2026	3,578,775	3,520,620
Leisure products: 0.75%
SeaWorld Parks & Entertainment Incorporated (1 Month LIBOR +3.00%) ±	3.50	8-25-2028	7,586,130	7,470,745
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Short-Term High Yield Bond Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Specialty retail: 0.82%
Great Outdoors Group LLC (1 Month LIBOR +3.75%) ±	4.50%	3-6-2028	$ 4,321,865	$ 4,295,934
Rent-A-Center Incorporated (1 Month LIBOR +3.25%) ±	3.81	2-17-2028	3,850,900	3,773,882
				8,069,816
Energy: 1.93%
Oil, gas & consumable fuels: 1.93%
AL NGPL Holdings LLC (1 Month LIBOR +3.75%) ±	4.75	4-14-2028	1,094,020	1,086,274
Apergy Corporation (1 Month LIBOR +5.00%) ±	6.00	6-3-2027	12,648,225	12,748,399
GIP II Blue Holdings LP (1 Month LIBOR +4.50%) ±	5.50	9-29-2028	5,266,800	5,235,515
				19,070,188
Financials: 1.56%
Diversified financial services: 1.11%
Resolute Investment Managers Incorporated (1 Month LIBOR +4.25%) ‡±	5.25	4-30-2024	2,511,698	2,497,582
Russell Investments US Institutional Holdco Incorporated (1 Month LIBOR +3.00%) ±	4.50	5-30-2025	8,582,101	8,512,414
				11,009,996
Insurance: 0.17%
HUB International Limited (1 Month LIBOR +3.25%) ±	4.00	4-25-2025	1,670,781	1,657,448
Mortgage REITs: 0.28%
Claros Mortgage Trust Incoporated (U.S. SOFR +4.50%) ‡±	5.00	8-9-2026	2,810,000	2,795,950
Health care: 2.15%
Health care equipment & supplies: 1.12%
Ortho Clinical Diagnostics SA (3 Month LIBOR +3.00%) ±	3.11	6-30-2025	4,520,000	4,492,699
Surgery Center Holdings Incorporated (1 Month LIBOR +3.75%) ±	4.50	8-31-2026	6,640,402	6,573,998
				11,066,697
Health care providers & services: 0.12%
Padagis LLC (1 Month LIBOR +4.75%) ‡±	5.25	7-6-2028	1,162,353	1,153,635
Health care technology: 0.34%
Project Ruby Ultimate Parent Corporation (1 Month LIBOR +3.25%) ±	4.00	3-3-2028	3,425,950	3,393,609
Pharmaceuticals: 0.57%
Bausch Health Companies Incorporated (3 Month LIBOR +3.00%) ±	3.21	6-2-2025	5,687,265	5,626,867
Industrials: 3.37%
Aerospace & defense: 0.13%
Spirit AeroSystems Incorporated (1 Month LIBOR +3.75%) ±	4.25	1-15-2025	1,301,875	1,295,365
Airlines: 2.30%
AAdvantage Loyalty IP Limited (1 Month LIBOR +4.75%) ±	5.50	4-20-2028	7,050,000	7,167,524
Mileage Plus Holdings LLC (1 Month LIBOR +5.25%) ±	6.25	6-21-2027	9,375,000	9,781,688
SkyMiles IP Limited (3 Month LIBOR +3.75%) ±	4.75	10-20-2027	5,555,000	5,800,809
				22,750,021
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term High Yield Bond Fund  |  15

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Commercial services & supplies: 0.26%
GFL Environmental Incorporated (1 Month LIBOR +3.00%) ±	3.50%	5-30-2025	$ 2,598,750	$ 2,587,549
Machinery: 0.39%
Alliance Laundry Systems LLC (1 Month LIBOR +3.50%) ±	4.25	10-8-2027	455,086	450,307
Werner FinCo LP (3 Month LIBOR +4.00%) ‡±	5.00	7-24-2024	3,394,548	3,381,818
				3,832,125
Road & rail: 0.29%
Uber Technologies Incorporated (1 Month LIBOR +3.50%) ±	3.71	4-4-2025	2,885,103	2,855,357
Materials: 2.51%
Containers & packaging: 1.46%
Flex Acquisition Company Incorporated (3 Month LIBOR +3.00%) ±	3.21	6-29-2025	3,618,019	3,597,034
Flex Acquisition Company Incorporated (1 Month LIBOR +3.50%) ±	4.00	3-2-2028	8,386,542	8,351,570
Graham Packaging Company Incorporated (1 Month LIBOR +3.00%) ±	3.75	8-4-2027	2,566,400	2,538,247
				14,486,851
Paper & forest products: 1.05%
Vertical US Newco Incorporated (1 Month LIBOR +3.50%) ±	4.00	7-30-2027	10,494,649	10,412,161
Utilities: 0.66%
Electric utilities: 0.66%
ExGen Renewables IV LLC (1 Month LIBOR +2.50%) ±	3.50	12-15-2027	6,615,000	6,585,497
Total Loans (Cost $175,518,117)				174,713,869
Non-agency mortgage-backed securities: 1.20%
AIMCO Properties LP (3 Month LIBOR +1.06%) 144A±	1.32	7-22-2032	4,000,000	3,976,048
Canyon Capital Partners LLC (3 Month LIBOR +1.60%) 144A±	1.84	7-15-2030	4,000,000	3,968,092
Salomon Brothers Mortgage Securities VII Series 1994-5 Class B2 ±±	2.54	4-25-2024	9,345	9,019
Venture VII CDO Limited Series 2019-37A Class A1R (3 Month LIBOR +1.15%) 144A±	1.39	7-15-2032	4,000,000	3,984,084
Total Non-agency mortgage-backed securities (Cost $12,007,838)				11,937,243
Yankee corporate bonds and notes: 8.31%
Communication services: 0.25%
Media: 0.25%
Nielsen Holding and Finance BV 144A	5.00	2-1-2025	2,485,000	2,495,574
Consumer discretionary: 0.64%
Auto components: 0.55%
Adient Global Holdings Limited 144A	4.88	8-15-2026	5,405,000	5,411,756
Automobiles: 0.09%
Stellantis NV	5.25	4-15-2023	896,000	926,464
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Short-Term High Yield Bond Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Energy: 1.21%
Oil, gas & consumable fuels: 1.21%
Northriver Midstream Finance LP 144A	5.63%	2-15-2026	$11,895,000	$ 11,954,475
Financials: 0.56%
Diversified financial services: 0.56%
DAE Funding LLC 144A	2.63	3-20-2025	5,710,000	5,552,975
Health care: 1.54%
Pharmaceuticals: 1.54%
Teva Pharmaceutical Finance Netherlands III BV	6.00	4-15-2024	15,000,000	15,267,000
Industrials: 2.58%
Airlines: 1.48%
Air Canada Pass-Through Trust Series 2020-1 Class C 144A	10.50	7-15-2026	6,185,000	7,523,707
Spirit Loyalty Cayman Limited 144A	8.00	9-20-2025	6,580,000	7,151,144
				14,674,851
Communications equipment: 0.31%
Clear Channel International Limited 144A	6.63	8-1-2025	3,000,000	3,045,000
Trading companies & distributors: 0.79%
Carlyle Aviation Elevate Merger Subsidiary Limited 144A	7.00	10-15-2024	8,255,000	7,798,911
Materials: 1.53%
Chemicals: 0.58%
Park Aerospace Holdings Company 144A	5.25	8-15-2022	5,690,000	5,760,292
Containers & packaging: 0.95%
Ardagh Packaging Finance plc 144A	5.25	4-30-2025	9,214,000	9,334,749
Total Yankee corporate bonds and notes (Cost $83,584,610)				82,222,047

		Yield	Shares
Short-term investments: 0.71%
Investment companies: 0.71%
Allspring Government Money Market Fund Select Class ♠∞##		0.03	6,920,557	6,920,557
Securities Lending Cash Investments LLC ♠∩∞		0.11	104,500	104,500
Total Short-term investments (Cost $7,025,057)				7,025,057
Total investments in securities (Cost $972,670,892)	97.36%			963,777,073
Other assets and liabilities, net	2.64			26,084,815
Total net assets	100.00%			$989,861,888

The accompanying notes are an integral part of these financial statements.

Allspring Short-Term High Yield Bond Fund  |  17

Portfolio of investments—February 28, 2022 (unaudited)

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
<	All or a portion of the position represents an unfunded loan commitment. The rate represents the current interest rate if the loan is partially funded.
±	Variable rate investment. The rate shown is the rate in effect at period end.
‡	Security is valued using significant unobservable inputs.
±±	The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.
##	All or a portion of this security is segregated for unfunded loans.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$52,703,348	$268,373,356	$(314,156,147)	$0	$0	$ 6,920,557	6,920,557	$ 4,385
Securities Lending Cash Investments LLC	11,753,565	9,898,023	(21,547,088)	0	0	104,500	104,500	244 #
				$0	$0	$7,025,057		$4,629

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Short-Term High Yield Bond Fund

Statement of assets and liabilities—February 28, 2022 (unaudited)

Assets
Investments in unaffiliated securities (including $102,376 of securities loaned), at value (cost $965,645,835)	$ 956,752,016
Investments in affiliated securities, at value (cost $7,025,057)	7,025,057
Cash	27,370
Receivable for investments sold	19,858,268
Receivable for interest	13,853,326
Receivable for Fund shares sold	487,932
Receivable for securities lending income, net	527
Prepaid expenses and other assets	43,567
Total assets	998,048,063
Liabilities
Payable for investments purchased	4,932,563
Payable for Fund shares redeemed	2,290,622
Dividends payable	294,429
Management fee payable	293,286
Payable upon receipt of securities loaned	104,500
Administration fees payable	71,798
Distribution fee payable	14,058
Accrued expenses and other liabilities	184,919
Total liabilities	8,186,175
Total net assets	$ 989,861,888
Net assets consist of
Paid-in capital	$1,041,069,192
Total distributable loss	(51,207,304)
Total net assets	$ 989,861,888
Computation of net asset value and offering price per share
Net assets – Class A	$ 118,892,440
Shares outstanding – Class A1	14,698,265
Net asset value per share – Class A	$8.09
Maximum offering price per share – Class A2	$8.34
Net assets – Class C	$ 24,246,579
Shares outstanding – Class C1	2,996,656
Net asset value per share – Class C	$8.09
Net assets – Administrator Class	$ 84,654,849
Shares outstanding – Administrator Class[1]	10,466,961
Net asset value per share – Administrator Class	$8.09
Net assets – Institutional Class	$ 762,068,020
Shares outstanding – Institutional Class[1]	94,353,035
Net asset value per share – Institutional Class	$8.08
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/97 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term High Yield Bond Fund  |  19

Statement of operations—six months ended February 28, 2022 (unaudited)

Investment income
Interest	$ 22,960,843
Dividends	21,320
Income from affiliated securities	12,099
Total investment income	22,994,262
Expenses
Management fee	2,482,993
Administration fees
Class A	98,513
Class C	21,271
Administrator Class	41,946
Institutional Class	314,940
Shareholder servicing fees
Class A	153,927
Class C	33,138
Administrator Class	104,864
Distribution fee
Class C	99,413
Custody and accounting fees	23,198
Professional fees	28,960
Registration fees	29,845
Shareholder report expenses	24,911
Trustees’ fees and expenses	9,592
Other fees and expenses	5,627
Total expenses	3,473,138
Less: Fee waivers and/or expense reimbursements
Fund-level	(467,854)
Class A	(14,116)
Class C	(2,106)
Administrator Class	(44,158)
Net expenses	2,944,904
Net investment income	20,049,358
Realized and unrealized gains (losses) on investments
Net realized gains on investments	5,422,572
Net change in unrealized gains (losses) on investments	(25,696,433)
Net realized and unrealized gains (losses) on investments	(20,273,861)
Net decrease in net assets resulting from operations	$ (224,503)
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Short-Term High Yield Bond Fund

Statement of changes in net assets

	Six months ended February 28, 2022 (unaudited)		Year ended August 31, 2021
Operations
Net investment income		$ 20,049,358		$ 31,855,418
Net realized gains on investments		5,422,572		2,455,931
Net change in unrealized gains (losses) on investments		(25,696,433)		14,096,952
Net increase (decrease) in net assets resulting from operations		(224,503)		48,408,301
Distributions to shareholders from
Net investment income and net realized gains
Class A		(2,304,255)		(4,075,494)
Class C		(396,022)		(999,417)
Administrator Class		(1,636,626)		(2,341,850)
Institutional Class		(15,933,267)		(25,712,624)
Total distributions to shareholders		(20,270,170)		(33,129,385)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,870,519	15,356,664	5,631,595	46,187,619
Class C	295,487	2,418,842	536,933	4,412,827
Administrator Class	1,237,370	10,158,327	4,377,643	36,026,529
Institutional Class	20,034,170	163,874,626	56,119,432	460,887,081
		191,808,459		547,514,056
Reinvestment of distributions
Class A	272,612	2,228,704	476,655	3,913,558
Class C	48,349	395,638	121,608	996,525
Administrator Class	199,828	1,633,593	284,415	2,335,290
Institutional Class	1,723,323	14,074,089	2,786,739	22,857,554
		18,332,024		30,102,927
Payment for shares redeemed
Class A	(2,393,690)	(19,529,905)	(3,272,897)	(26,862,792)
Class C	(876,495)	(7,185,353)	(2,822,417)	(23,070,577)
Administrator Class	(922,121)	(7,544,570)	(1,189,379)	(9,762,053)
Institutional Class	(27,341,374)	(223,726,638)	(27,559,461)	(225,499,186)
		(257,986,466)		(285,194,608)
Net increase (decrease) in net assets resulting from capital share transactions		(47,845,983)		292,422,375
Total increase (decrease) in net assets		(68,340,656)		307,701,291
Net assets
Beginning of period		1,058,202,544		750,501,253
End of period		$ 989,861,888		$1,058,202,544
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term High Yield Bond Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
Class A	Six months ended February 28, 2022 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.25	$8.09	$8.07	$7.99	$8.07	$8.10
Net investment income	0.15	0.28	0.26	0.25	0.24	0.23
Net realized and unrealized gains (losses) on investments	(0.16)	0.18	0.02	0.09	(0.08)	(0.03)
Total from investment operations	(0.01)	0.46	0.28	0.34	0.16	0.20
Distributions to shareholders from
Net investment income	(0.15)	(0.30)	(0.26)	(0.26)	(0.24)	(0.23)
Net asset value, end of period	$8.09	$8.25	$8.09	$8.07	$7.99	$8.07
Total return[1]	(0.10)%	5.73%	3.61%	4.40%	2.00%	2.51%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.93%	0.94%	0.94%	0.93%	0.92%
Net expenses	0.81%	0.80%	0.81%	0.81%	0.81%	0.81%
Net investment income	3.70%	3.46%	3.19%	3.18%	2.96%	2.88%
Supplemental data
Portfolio turnover rate	23%	63%	78%	44%	34%	35%
Net assets, end of period (000s omitted)	$118,892	$123,375	$97,985	$104,671	$127,024	$172,151

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Short-Term High Yield Bond Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
Class C	Six months ended February 28, 2022 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.26	$8.09	$8.07	$8.00	$8.07	$8.10
Net investment income	0.13	0.24	0.20	0.19	0.18	0.17
Net realized and unrealized gains (losses) on investments	(0.18)	0.17	0.02	0.08	(0.07)	(0.03)
Total from investment operations	(0.05)	0.41	0.22	0.27	0.11	0.14
Distributions to shareholders from
Net investment income	(0.12)	(0.24)	(0.20)	(0.20)	0.18	(0.17)
Net asset value, end of period	$8.09	$8.26	$8.09	$8.07	$8.00	$8.07
Total return[1]	(0.59)%	5.06%	2.84%	3.49%	1.36%	1.75%
Ratios to average net assets (annualized)
Gross expenses	1.67%	1.68%	1.69%	1.69%	1.68%	1.67%
Net expenses	1.56%	1.56%	1.56%	1.56%	1.56%	1.56%
Net investment income	2.93%	2.73%	2.43%	2.43%	2.21%	2.11%
Supplemental data
Portfolio turnover rate	23%	63%	78%	44%	34%	35%
Net assets, end of period (000s omitted)	$24,247	$29,136	$46,066	$59,113	$77,169	$111,268

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term High Yield Bond Fund  |  23

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
Administrator Class	Six months ended February 28, 2022 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.25	$8.09	$8.06	$7.99	$8.07	$8.10
Net investment income	0.16	0.30 [1]	0.27	0.27	0.25	0.24
Net realized and unrealized gains (losses) on investments	(0.16)	0.17	0.03	0.08	(0.08)	(0.03)
Total from investment operations	0.00	0.47	0.30	0.35	0.17	0.21
Distributions to shareholders from
Net investment income	(0.16)	(0.31)	(0.27)	(0.28)	(0.25)	(0.24)
Net asset value, end of period	$8.09	$8.25	$8.09	$8.06	$7.99	$8.07
Total return[2]	(0.02)%	5.90%	3.90%	4.44%	2.16%	2.68%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.87%	0.88%	0.87%	0.86%	0.86%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	3.86%	3.63%	3.29%	3.34%	3.13%	3.03%
Supplemental data
Portfolio turnover rate	23%	63%	78%	44%	34%	35%
Net assets, end of period (000s omitted)	$84,655	$82,124	$52,406	$86,892	$102,673	$134,070

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Short-Term High Yield Bond Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
Institutional Class	Six months ended February 28, 2022 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.24	$8.08	$8.05	$7.98	$8.06	$8.09
Net investment income	0.16	0.31 [1]	0.29	0.28	0.27	0.25
Net realized and unrealized gains (losses) on investments	(0.16)	0.17	0.03	0.08	(0.08)	(0.02)
Total from investment operations	0.00	0.48	0.32	0.36	0.19	0.23
Distributions to shareholders from
Net investment income	(0.16)	(0.32)	(0.29)	(0.29)	(0.27)	(0.26)
Net asset value, end of period	$8.08	$8.24	$8.08	$8.05	$7.98	$8.06
Total return[2]	0.05%	6.06%	4.06%	4.59%	2.31%	2.83%
Ratios to average net assets (annualized)
Gross expenses	0.59%	0.60%	0.61%	0.61%	0.59%	0.59%
Net expenses	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	4.00%	3.78%	3.47%	3.49%	3.27%	3.16%
Supplemental data
Portfolio turnover rate	23%	63%	78%	44%	34%	35%
Net assets, end of period (000s omitted)	$762,068	$823,568	$554,044	$701,157	$764,680	$1,010,757

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term High Yield Bond Fund  |  25

Notes to financial statements (unaudited)
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Short-Term High Yield Bond Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of

26  |  Allspring Short-Term High Yield Bond Fund

Notes to financial statements (unaudited)
securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of February 28, 2022, the aggregate cost of all investments for federal income tax purposes was $974,215,594 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 2,318,776
Gross unrealized losses	(12,757,297)
Net unrealized losses	$(10,438,521)
As of August 31, 2021, the Fund had capital loss carryforwards which consisted of $11,670,438 in short-term capital losses and $34,512,380 in long-term capital losses.

Allspring Short-Term High Yield Bond Fund  |  27

Notes to financial statements (unaudited)
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of February 28, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Corporate bonds and notes	$ 0	$ 687,878,857	$ 0	$ 687,878,857
Loans	0	164,884,884	9,828,985	174,713,869
Non-agency mortgage-backed securities	0	11,937,243	0	11,937,243
Yankee corporate bonds and notes	0	82,222,047	0	82,222,047
Short-term investments
Investment companies	7,025,057	0	0	7,025,057
Total assets	$7,025,057	$946,923,031	$9,828,985	$963,777,073
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended February 28, 2022, Loans with a market value of $12,748,399 were transferred from Level 3 to Level 2 due to an increase in the number of market contributors.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

28  |  Allspring Short-Term High Yield Bond Fund

Notes to financial statements (unaudited)
Average daily net assets	Management fee
First $500 million	0.500%
Next $500 million	0.475
Next $2 billion	0.450
Next $2 billion	0.425
Next $5 billion	0.390
Over $10 billion	0.380
For the six months ended February 28, 2022, the management fee was equivalent to an annual rate of 0.49% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through December 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of February 28, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	0.81%
Class C	1.56
Administrator Class	0.65
Institutional Class	0.50

Allspring Short-Term High Yield Bond Fund  |  29

Notes to financial statements (unaudited)
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended February 28, 2022, Allspring Funds Distributor received $1,320 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended February 28, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended February 28, 2022 were $275,387,710 and $231,247,757, respectively.
As of February 28, 2022, the Fund had an unfunded loan commitment of $4,932,563 .
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of February 28, 2022, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
JPMorgan Securities LLC	$102,376	$(102,376)	$0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based

30  |  Allspring Short-Term High Yield Bond Fund

Notes to financial statements (unaudited)
on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the six months ended February 28, 2022, there were no borrowings by the Fund under the agreement.
8. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring Short-Term High Yield Bond Fund  |  31

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

32  |  Allspring Short-Term High Yield Bond Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 138 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Short-Term High Yield Bond Fund  |  33

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

34  |  Allspring Short-Term High Yield Bond Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Short-Term High Yield Bond Fund  |  35

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0322-00363 04-22
SA222/SAR222 02-22

Semi-Annual Report
February 28, 2022
Allspring
Ultra Short-Term Income Fund

The views expressed and any forward-looking statements are as of February 28, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Ultra Short-Term Income Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for Allspring Ultra Short-Term Income Fund for the six-month period that ended February 28, 2022. Global stocks and bonds declined during a challenging period. Despite progress on a global economic recovery from COVID-19, a spike in inflation, concerns regarding anticipated tightening of central bank monetary policy, and turmoil caused by the Russian invasion of Ukraine all led to a retreat from financial market gains made earlier in 2021.
For the six-month period, U.S. stocks, based on the S&P 500 Index,1 returned -2.62%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -6.95%, while the MSCI EM Index (Net) (USD),3 trailed its developed market counterparts with a return of -9.81%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index,4 returned -4.07%, the Bloomberg Global Aggregate ex-USD Index (unhedged),5 returned -6.54%, the Bloomberg Municipal Bond Index6 returned -3.09%, and the ICE BofA U.S. High Yield Index,7 lost 2.96%.
Inflationary concerns caused markets to retreat.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions and worries over rising energy and food prices. Meanwhile, the U.S. Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
October’s key themes continued to be elevated inflation pressures and a supply bottleneck, but strong earnings provided a bright spot. U.S. earnings releases were generally strong and consumer confidence was high. The Fed reaffirmed its plans to stop its quantitative easing by mid-2022. Notably, it still considered elevated inflation figures to be transitory despite rising concerns. Similar to the U.S., the eurozone and many Asian countries saw positive earnings while facing inflation pressures caused by supply bottlenecks and energy price increases amid natural gas shortages. Globally, government bond yields rose as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
“Global markets suffered their broadest retreat in a year during September, with the exception of commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Ultra Short-Term Income Fund

Letter to shareholders (unaudited)
In November, as COVID-19 hospitalizations rose, most major asset classes, domestic and international, declined with two exceptions: U.S. investment-grade bonds and Treasury Inflation-Protected Securities. In the U.S., President Biden signed a long-awaited $550 billion infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain could make that less likely to occur. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, to try to reduce the spread. In the U.S., data indicated that the overall domestic economy remains stable with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds produced monthly positive returns while Treasuries declined. Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, up from previous projections of just one hike.
In January, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. Comments from the Fed suggested a hike in interest rates in March was likely. Meanwhile, Russia, one of the world’s largest oil and gas producers, threatened a potential invasion of Ukraine. Such an invasion could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down for the month, along with global bonds overall. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to uncertainty regarding likely central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and robust growth accompanying higher prices.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
“ The Russian invasion of Ukraine dominated the financial world in February. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Ultra Short-Term Income Fund  |  3

Letter to shareholders (unaudited)
Information on transaction closing.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P. announced the beginning of Allspring Global Investments™ with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management LLC; Galliard Capital Management LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, a privately held asset management firm with $575 billion in AUM1 as of December 31, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family were rebranded as Allspring Funds. Each individual fund had “Wells Fargo” removed from its fund name and replaced with “Allspring.” The fund name changes went into effect on December 6, 2021.
Allspring Global Investments™ is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Portfolio Impacts” for further information.

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of December 31, 2021, assets under management (AUM) includes $91.6 billion from Galliard Capital Management, LLC, an investment advisor that is not part of the Allspring trade name/GIPS firm.

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Performance highlights (unaudited)
Investment objective	The Fund seeks current income consistent with capital preservation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Christopher Y. Kauffman, CFA®‡, Janet S. Rilling, CFA®‡, CPA#, Michael J. Schueller, CFA®‡, Michal Stanczyk, Noah M. Wise, CFA®‡

Average annual total returns (%) as of February 28, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (SADAX)	8-31-1999	-2.56	1.11	0.93	-0.57	1.52	1.13	0.67	0.51
Class A2 (WUSNX)[3]	5-29-2020	–	–	–	-0.47	1.51	1.13	0.57	0.41
Class C (WUSTX)	7-18-2008	-2.14	0.80	0.39	-1.14	0.80	0.39	1.42	1.26
Administrator Class (WUSDX)	4-8-2005	–	–	–	-0.47	1.61	1.25	0.61	0.51
Institutional Class (SADIX)	8-31-1999	–	–	–	-0.22	1.84	1.47	0.34	0.26
Bloomberg Short-Term Government/Corporate Bond Index[4]	–	–	–	–	-0.09	1.34	0.87	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class A2, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through December 31, 2022 (December 31, 2023 for Class A2), to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.50% for Class A, 0.40% for Class A2, 1.25% for Class C, 0.50% for Administrator Class, and 0.25% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance for the Class A2 shares prior to their inception reflects the performance of the Class A shares, and includes the higher expenses applicable to the Class A shares. If these expenses had not been included, returns for the Class A2 shares would be higher.
[4]	The Bloomberg Short-Term Government/Corporate Bond Index contains securities that have fallen out of the Bloomberg Government/Credit Bond Index because of the standard minimum one-year-to-maturity constraint. Securities in the Bloomberg Short-Term Government/Corporate Bond Index must have a maturity from 1 up to (but not including) 12 months. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
#	Ms. Rilling became portfolio manager of the Fund on January 1, 2022.

6  |  Allspring Ultra Short-Term Income Fund

Performance highlights (unaudited)
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to high-yield securities risk and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Allspring Ultra Short-Term Income Fund  |  7

Performance highlights (unaudited)
Ten largest holdings (%) as of February 28, 2022[1]
iShares 0-5 Year High Yield Corporate Bond ETF	0.98
Westlake Automobile Receivables Trust Series 2020-3A Class B, 0.78%, 11-17-2025	0.90
iShares Short-Term Corporate Bond ETF	0.86
SPDR Portfolio Short Term Corporate Bond ETF	0.74
Renesas Electronics Corporation, 1.54%, 11-26-2024	0.72
OPG Trust Series 2021-PORT Class A, 0.68%, 10-15-2036	0.69
World Omni Automobile Lease Securitization Trust Series 2019-B Class A4, 2.07%, 2-18-2025	0.65
Santander Drive Auto Receivable Trust Series 2020-4 Class D, 1.48%, 1-15-2027	0.61
Bayer US Finance II LLC Company, 3.88%, 12-15-2023	0.61
State Street Corporation, 1.75%, 2-6-2026	0.60
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Portfolio composition as of February 28, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

8  |  Allspring Ultra Short-Term Income Fund

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from September 1, 2021 to February 28, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 9-1-2021	Ending account value 2-28-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 992.02	$2.42	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	$2.46	0.49%
Class A2
Actual	$1,000.00	$ 993.12	$2.47	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51	0.50%
Class C
Actual	$1,000.00	$ 989.59	$4.83	0.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.93	$4.91	0.98%
Administrator Class
Actual	$1,000.00	$ 993.09	$2.47	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51	0.50%
Institutional Class
Actual	$1,000.00	$ 994.36	$1.24	0.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.55	$1.25	0.25%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

Allspring Ultra Short-Term Income Fund  |  9

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency securities: 0.77%
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.27%	11-1-2035	$ 892,281	$ 942,959
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	2.31	3-1-2035	344,895	362,532
FHLMC (1 Year Treasury Constant Maturity +2.22%) ±	2.34	5-1-2035	85,582	90,581
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.34	10-1-2038	311,269	311,854
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	2.36	4-1-2038	292,806	305,064
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.37	9-1-2038	829,485	871,414
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.38	4-1-2032	39,546	39,719
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.38	6-1-2032	403	404
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	2.53	7-1-2029	339	339
FHLMC	4.50	6-1-2024	216,531	224,217
FHLMC	4.50	9-1-2026	353,926	366,471
FHLMC	5.50	12-1-2022	36,681	37,031
FHLMC	5.50	12-1-2023	57,351	58,565
FHLMC	6.00	1-1-2024	25,765	26,130
FHLMC	7.00	6-1-2031	167,285	181,673
FHLMC Series 2611 Class HD	5.00	5-15-2023	75,452	76,748
FHLMC Series 2704 Class BH	4.50	11-15-2023	67,205	68,240
FHLMC Series 2881 Class AE	5.00	8-15-2034	16,882	16,983
FHLMC Series 2953 Class LD	5.00	12-15-2034	22,067	22,288
FHLMC Series 3609 Class LA	4.00	12-15-2024	2	2
FHLMC Series 3924 Class MF (1 Month LIBOR +0.50%) ±	0.69	9-15-2041	575,012	582,155
FHLMC Series 4172 Class PB	1.50	7-15-2040	33,846	33,951
FHLMC Series 4348 Class MH	3.00	6-15-2039	231,910	233,549
FHLMC Series 4889 Class CD	3.00	4-15-2049	809,199	813,783
FHLMC Series 4938 Class BF (1 Month LIBOR +0.50%) ±	0.69	12-25-2049	3,628,689	3,665,825
FHLMC Series KF15 Class A (1 Month LIBOR +0.67%) ±	0.78	2-25-2023	58,908	58,945
FHLMC Series QO04 Class AFL (12 Month Treasury Average +0.74%) ±	0.84	5-25-2044	1,125,717	1,125,788
FHLMC Series T-42 Class A6	9.50	2-25-2042	438,654	532,121
FNMA (6 Month LIBOR +1.38%) ±	1.50	10-1-2031	38,361	38,548
FNMA (6 Month LIBOR +1.51%) ±	1.65	9-1-2037	202,128	209,386
FNMA (12 Month LIBOR +1.77%) ±	2.05	7-1-2044	941,594	988,023
FNMA (1 Year Treasury Constant Maturity +2.02%) ±	2.12	12-1-2034	157,937	165,580
FNMA (12 Month Treasury Average +2.05%) ±	2.18	8-1-2045	164,680	169,222
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	2.27	9-1-2035	234,083	246,645
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	2.29	10-1-2034	3,413	3,595
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	2.29	12-1-2040	1,501,709	1,578,436
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	2.32	11-1-2031	34,750	34,747
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	2.32	7-1-2038	1,253,958	1,319,669
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	2.33	6-1-2034	443,187	448,701
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	2.34	6-1-2032	59,374	59,545
FNMA (1 Year Treasury Constant Maturity +2.25%) ±	2.34	11-1-2038	383,163	403,203
FNMA (1 Year Treasury Constant Maturity +2.23%) ±	2.35	12-1-2040	99,037	99,136
FNMA (1 Year Treasury Constant Maturity +2.26%) ±	2.36	8-1-2036	867,936	910,313
FNMA (1 Year Treasury Constant Maturity +2.31%) ±	2.37	5-1-2036	197,422	207,854
FNMA (1 Year Treasury Constant Maturity +2.26%) ±	2.38	11-1-2035	87,813	88,222
FNMA (1 Year Treasury Constant Maturity +2.36%) ±	2.42	11-1-2034	412,369	432,439
FNMA	4.50	1-1-2027	536,876	557,796
FNMA	5.00	5-1-2022	484	495
FNMA	5.00	6-1-2024	320,414	328,430
FNMA	6.00	1-1-2023	85,809	86,606
FNMA	6.50	8-1-2031	208,078	234,820
FNMA	9.00	6-1-2024	173	174
FNMA Series 1992-71 Class X	8.25	5-25-2022	384	386
The accompanying notes are an integral part of these financial statements.

10  |  Allspring Ultra Short-Term Income Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA Series 2000-T6 Class A2	9.50%	11-25-2040	$ 203,738	$ 222,864
FNMA Series 2001-T10 Class A3	9.50	12-25-2041	313,433	359,927
FNMA Series 2001-T12 Class A3	9.50	8-25-2041	285,696	331,205
FNMA Series 2002-T1 Class A4	9.50	11-25-2031	349,605	410,119
FNMA Series 2002-W04 Class A6 ±±	3.29	5-25-2042	362,572	374,319
FNMA Series 2003-W11 Class A1 ±±	2.99	6-25-2033	10,263	10,402
FNMA Series 2003-W3 Class 1A4 ±±	3.50	8-25-2042	19,990	20,706
FNMA Series 2007-W2 Class 1A1 (1 Month LIBOR +0.32%) ±	0.51	3-25-2037	200,794	201,913
FNMA Series 2010-115 Class NC	2.75	1-25-2039	92,506	92,785
FNMA Series 2010-25 Class ND	3.50	3-25-2025	60	59
FNMA Series 2010-37 Class A1	5.41	5-25-2035	1,194,484	1,222,666
FNMA Series 2010-57 Class DQ	3.00	6-25-2025	26,229	26,399
FNMA Series 2013-23 Class LF (1 Month LIBOR +0.35%) ±	0.45	3-25-2043	3,321,174	3,349,555
FNMA Series 2013-26 Class AK	2.50	11-25-2038	59,644	59,636
FNMA Series 2014-19 Class HA	2.00	6-25-2040	269,572	267,888
GNMA	7.00	6-15-2033	269,379	311,014
Total Agency securities (Cost $26,359,399)				26,922,759
Asset-backed securities: 15.00%
Acres plc Series 2021-FL2 Class A (1 Month LIBOR +1.40%) 144A±	1.52	1-15-2037	4,000,000	3,992,772
American Airlines Pass-Through Trust Series 2013-2	4.95	7-15-2024	3,599,927	3,608,226
American Airlines Pass-Through Trust Series 2014-1 Class B	4.38	4-1-2024	4,775,704	4,782,718
American Credit Acceptance Receivables Trust Series 2018-2 Class D 144A	4.07	7-10-2024	612,492	616,669
American Credit Acceptance Receivables Trust Series 2019-2 Class C 144A	3.17	6-12-2025	258,876	259,338
American Credit Acceptance Receivables Trust Series 2019-3 Class C 144A	2.76	9-12-2025	329,172	330,063
American Credit Acceptance Receivables Trust Series 2019-4 Class D 144A	2.97	12-12-2025	10,000,000	10,095,172
American Credit Acceptance Receivables Trust Series 2021-1 Class C 144A	0.83	3-15-2027	9,361,000	9,281,953
AmeriCredit Automobile Receivables Trust Series 2018-3 Class C	3.74	10-18-2024	8,700,000	8,832,006
Aqua Finance Trust Series 2021-A Class A 144A	1.54	7-17-2046	2,888,869	2,818,486
Avis Budget Rental Car Funding LLC Series 2017-2A Class A 144A	2.97	3-20-2024	7,135,000	7,233,849
Bankers Healthcare Group Series 2021-A Class A 144A	1.42	11-17-2033	3,704,875	3,623,856
CarMax Auto Owner Trust Series 2018-1 Class D	3.37	7-15-2024	200,000	200,213
CarMax Auto Owner Trust Series 2018-3 Class D	3.91	1-15-2025	1,280,000	1,295,919
Carvana Auto Receivables Trust Series 2019-3A Class C 144A	2.71	10-15-2024	3,500,000	3,515,754
Carvana Auto Receivables Trust Series 2019-4A Class B 144A	2.53	7-15-2024	709,956	710,399
Carvana Auto Receivables Trust Series 2019-4A Class D 144A	3.07	7-15-2025	8,749,000	8,857,685
Chesapeake Funding II LLC Series 2018-3A Class A1 144A	3.39	1-15-2031	1,338,698	1,351,540
CommonBond Student Loan Trust Series 2018-B-GS Class A1 144A	3.56	9-25-2045	3,061,619	3,105,636
Conn's Receivables Funding LLC Series 2020-A Class A 144A	1.71	6-16-2025	409,807	409,887
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Income Fund  |  11

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
Credit Acceptance Auto Loan Trust Series 2020-3A Class A 144A	1.24%	10-15-2029	$ 3,950,000	$ 3,921,487
Crossroads Asset Trust Series 2021-A Class A2 144A	0.82	3-20-2024	1,900,882	1,892,426
Dominos Pizza Master Issuer LLC Series 2015-1A Class A2 144A	4.47	10-25-2045	16,107,500	16,387,448
Drive Auto Receivables Trust Series 2018-1 Class E 144A	5.09	6-16-2025	5,000,000	5,027,860
Drive Auto Receivables Trust Series 2018-4 Class D	4.09	1-15-2026	9,014,928	9,121,462
Drive Auto Receivables Trust Series 2019-2 Class C	3.42	6-16-2025	2,126,957	2,139,451
DT Auto Owner Trust Series 2018-2A Class D 144A	4.15	3-15-2024	1,229,293	1,236,598
DT Auto Owner Trust Series 2018-3A Class D 144A	4.19	7-15-2024	3,595,273	3,634,359
DT Auto Owner Trust Series 2019-4A Class D 144A	2.85	7-15-2025	6,880,000	6,960,810
ECMC Group Student Loan Trust Series 2020-2A Class A (1 Month LIBOR +1.15%) 144A±	1.34	11-25-2069	5,996,291	6,041,221
Educational Services of America Incorporated Series 2015-2 Class A (1 Month LIBOR +1.00%) 144A±	1.19	12-25-2056	428,347	430,233
Enterprise Fleet Financing LLC Series 2019-3 Class A2 144A	2.06	5-20-2025	6,005,075	6,028,068
Enterprise Fleet Financing LLC Series 2021-1 Class A2 144A	0.44	12-21-2026	7,796,837	7,689,349
Exeter Automobile Receivables Trust Series 2021-3A Class C	0.96	10-15-2026	8,418,000	8,233,559
Exeter Automobile Receivables Trust Series 2019-2A Class C 144A	3.30	3-15-2024	791,034	792,654
Exeter Automobile Receivables Trust Series 2019-3A Class C 144A	2.79	5-15-2024	15,882,560	15,936,264
Exeter Automobile Receivables Trust Series 2020-1A Class D 144A	2.73	12-15-2025	5,800,000	5,836,227
Finance of America HECM Buyout 2020 Series HB2 Class A7 144A±±	1.71	7-25-2030	4,246,646	4,196,253
Flagship Credit Auto Trust Series FCAT 2018-3 Class D 144A	4.15	12-16-2024	3,896,000	3,997,404
Flagship Credit Auto Trust Series 2019-4 Class A 144A	2.17	6-17-2024	600,217	601,382
Foursight Capital Series 2019-1 Class C 144A	3.07	4-15-2025	5,095,000	5,138,395
GLS Automobile Receivables Trust Series 2019-1A Class B 144A	3.65	12-16-2024	103,384	103,512
GLS Automobile Receivables Trust Series 2019-3A Class C 144A	2.96	5-15-2025	3,000,000	3,025,907
GLS Automobile Receivables Trust Series 2021-1A Class B 144A	0.82	4-15-2025	2,500,000	2,489,392
Gracie Point International Funding Series 2020-B Class A (1 Month LIBOR +1.40%) 144A±	1.63	5-2-2023	6,369,751	6,384,796
Hertz Vehicle Financing LLC Series 2021-1A Class A 144A	1.21	12-26-2025	11,325,000	11,000,082
Hyundai Auto Lease Securitization Trust Series 2018-B Class A4	3.29	1-15-2025	4,034,462	4,054,779
Mercury Financial Credit Card Master Trust 144A	1.54	3-20-2026	8,400,000	8,312,555
Mercury Financial Credit Card Master Trust MFCC Series 2022-1A 144A	2.50	9-21-2026	20,000,000	19,767,698
MFRA Trust Series 2020-NQM1 Class A1 144A±±	1.48	3-25-2065	1,878,709	1,856,981
Navient Student Loan Trust Series 2017-3A Class A3 (1 Month LIBOR +1.05%) 144A±	1.24	7-26-2066	5,700,000	5,687,984
Navient Student Loan Trust Series 2018-CA Class A2 144A	3.52	6-16-2042	913,826	922,601
Navient Student Loan Trust Series 2021-EA Class A 144A	0.97	12-16-2069	8,586,893	8,273,766
Octane Receivables Trust Series 2020-1A Class A 144A	1.71	2-20-2025	3,127,669	3,127,865
Octane Receivables Trust Series 2021-1A Class A 144A	0.93	3-22-2027	11,591,877	11,462,113
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Ultra Short-Term Income Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
Ocwen Master Advance Receivable Trust Series 2020-T1 Class AT1 144A	1.28%	8-15-2052	$ 6,820,211	$ 6,818,677
Ondeck Asset Securitization Trust Series 2021-1A Class A 144A	1.59	5-17-2027	8,500,000	8,259,079
OneMain Direct Auto Receivables Trust Series 2021-1A Class A 144A	0.87	7-14-2028	11,760,000	11,425,228
Oscar US Funding Trust Series 2018-2A Class A4 144A	3.63	9-10-2025	2,769,705	2,790,836
Oscar US Funding Trust Series 2021-1A Class A2 144A	0.40	3-11-2024	6,112,226	6,090,104
Pagaya AI Debt Selection Trust Series 2021-1 Class A 144A	1.18	11-15-2027	15,814,592	15,687,087
Pagaya Al Debt Selection Trust Series 2020-3 Class A 144A	2.10	5-17-2027	501,343	502,048
PFS Financing Corporation Series 2021-A Class A 144A	0.71	4-15-2026	9,340,000	9,074,183
Prestige Auto Receivables Trust Series 2020-1A Class B 144A	0.77	10-15-2024	11,906,836	11,902,003
Santander Drive Auto Receivable Trust Series 2020-4 Class D	1.48	1-15-2027	21,370,000	21,306,704
Santander Drive Auto Receivable Trust Series 2021-1 Class B	0.50	4-15-2025	9,800,000	9,775,797
Santander Drive Auto Receivable Trust Series 2021-2 Class B	0.59	9-15-2025	10,150,000	10,087,766
SLM Student Loan Trust Series 2003-10A Class A4 (3 Month LIBOR +0.67%) 144A±	0.87	12-17-2068	19,035,000	18,912,338
SLM Student Loan Trust Series 2004-B Class A3 (3 Month LIBOR +0.33%) ±	0.53	3-15-2024	5,307,239	5,286,023
SLM Student Loan Trust Series 2012-3 Class A (1 Month LIBOR +0.65%) ±	0.84	12-27-2038	3,678,655	3,661,783
SLM Student Loan Trust Series 2013-1 Class A3 (1 Month LIBOR +0.55%) ±	0.74	5-26-2055	3,920,189	3,840,676
SLM Student Loan Trust Series 2014-A Class B 144A	3.50	11-15-2044	3,321,686	3,325,603
SoFi Consumer Loan Program Trust Series 2021-1 Class A 144A	0.49	9-25-2030	2,303,004	2,279,267
SoFi Professional Loan Program LLC Series 2017-A Class A1 (1 Month LIBOR +0.70%) 144A±	0.89	3-26-2040	833,002	832,820
SpringCastle America Funding LLC 144A	1.97	9-25-2037	3,878,672	3,839,246
Taco Bell Funding LLC Series 2016-1A Class A2 144A	4.97	5-25-2046	6,529,388	6,741,331
Towd Point Asset Trust Series 2018-SL1 Class A (1 Month LIBOR +0.60%) 144A±	0.79	1-25-2046	1,591,658	1,587,433
United Airlines Pass-Through Trust Series 2015-1 Class A	3.70	6-1-2024	9,550,000	9,650,991
Voya CLO Limited Series 2017-1A Class A1R (3 Month LIBOR +0.95%) 144A±	1.19	4-17-2030	8,500,000	8,470,021
Westlake Automobile Receivables Trust Series 2018-3A Class E 144A	4.90	12-15-2023	1,355,000	1,373,891
Westlake Automobile Receivables Trust Series 2020-3A Class B 144A	0.78	11-17-2025	31,565,000	31,411,894
Westlake Automobile Receivables Trust Series 2020-3A Class E 144A	0.56	5-15-2024	10,254,150	10,248,712
World Omni Automobile Lease Securitization Trust Series 2019-B Class A4	2.07	2-18-2025	22,577,252	22,594,574
Total Asset-backed securities (Cost $528,871,565)				524,411,197
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Income Fund  |  13

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Corporate bonds and notes: 22.93%
Communication services: 0.16%
Wireless telecommunication services: 0.16%
Sprint Corporation	7.13%	6-15-2024	$ 5,000,000	$ 5,406,300
Consumer discretionary: 2.27%
Automobiles: 0.37%
General Motors Company	5.40	10-2-2023	12,459,000	13,089,534
Hotels, restaurants & leisure: 0.77%
Hyatt Hotels Corporation	1.30	10-1-2023	7,000,000	6,888,859
Las Vegas Sands Corporation	3.20	8-8-2024	14,845,000	14,633,595
Royal Caribbean Cruises Limited 144A	10.88	6-1-2023	5,065,000	5,436,619
				26,959,073
Internet & direct marketing retail: 0.20%
QVC Incorporated	4.38	3-15-2023	2,000,000	2,034,980
QVC Incorporated	4.85	4-1-2024	5,000,000	5,062,500
				7,097,480
Textiles, apparel & luxury goods: 0.93%
Michael Kors USA Incorporated 144A	4.50	11-1-2024	12,574,000	12,915,510
Ralph Lauren Corporation	1.70	6-15-2022	3,190,000	3,195,865
Tapestry Incorporated	3.00	7-15-2022	16,199,000	16,269,155
				32,380,530
Consumer staples: 0.38%
Food & staples retailing: 0.13%
7 Eleven Incorporated 144A	0.80	2-10-2024	4,430,000	4,323,758
Food products: 0.25%
Land O'Lakes Incorporated 144A	6.00	11-15-2022	8,685,000	8,862,413
Energy: 1.99%
Energy equipment & services: 0.35%
Alexander Funding Trust 144A	1.84	11-15-2023	12,265,000	12,173,773
Oil, gas & consumable fuels: 1.64%
Cheniere Corporation	5.88	3-31-2025	8,800,000	9,502,951
Energy Transfer Partners LP	4.20	9-15-2023	4,866,000	5,003,807
EnLink Midstream Partners LP	4.40	4-1-2024	1,386,000	1,411,644
EQM Midstream Partners LP	4.75	7-15-2023	3,000,000	3,000,690
EQT Corporation «	3.00	10-1-2022	2,750,000	2,773,100
Pioneer Natural Resources Company	3.95	7-15-2022	11,975,000	12,013,361
Plains All American Pipeline LP	3.85	10-15-2023	8,971,000	9,159,877
Vistra Operations Company LLC 144A	3.55	7-15-2024	14,500,000	14,686,985
				57,552,415
Financials: 11.33%
Banks: 1.87%
Bank of America Corporation (U.S. SOFR +0.74%) ±	0.81	10-24-2024	12,000,000	11,712,294
Bank of America Corporation (U.S. SOFR +0.65%) ±	1.53	12-6-2025	4,500,000	4,371,469
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Ultra Short-Term Income Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Banks (continued)
Bank of America Corporation (U.S. SOFR +0.67%) ±	1.84%	2-4-2025	$ 8,000,000	$ 7,922,051
Bank of America Corporation (3 Month LIBOR +0.94%) ±	3.86	7-23-2024	4,894,000	5,004,600
Citigroup Incorporated (U.S. SOFR +0.69%) ±	0.78	10-30-2024	8,000,000	7,820,015
Citigroup Incorporated (U.S. SOFR +0.67%) ±	0.98	5-1-2025	2,000,000	1,942,670
JPMorgan Chase & Company (U.S. SOFR +0.49%) ±	0.77	8-9-2025	6,000,000	5,767,126
JPMorgan Chase & Company (U.S. SOFR +0.54%) ±	0.82	6-1-2025	6,280,000	6,075,945
JPMorgan Chase & Company (U.S. SOFR +0.92%) ±	0.97	2-24-2026	5,000,000	4,986,950
JPMorgan Chase & Company (U.S. SOFR +1.46%) ±	1.51	6-1-2024	7,250,000	7,221,820
JPMorgan Chase & Company (3 Month LIBOR +0.70%) ±	3.21	4-1-2023	2,635,000	2,638,882
				65,463,822
Capital markets: 2.69%
Goldman Sachs Group Incorporated (U.S. SOFR +0.54%) ±	0.63	11-17-2023	11,500,000	11,405,232
Goldman Sachs Group Incorporated (U.S. SOFR +0.49%) ±	0.93	10-21-2024	8,000,000	7,827,441
Goldman Sachs Group Incorporated (3 Month LIBOR +1.05%) ±	2.91	6-5-2023	12,000,000	12,047,203
Morgan Stanley (U.S. SOFR +0.47%) ±	0.56	11-10-2023	5,000,000	4,960,917
Morgan Stanley (U.S. SOFR +0.62%) ±	0.73	4-5-2024	5,000,000	4,930,862
Morgan Stanley	2.75	5-19-2022	9,435,000	9,472,299
Morgan Stanley (U.S. SOFR +0.56%) ±	1.16	10-21-2025	8,000,000	7,718,947
Morgan Stanley (U.S. SOFR +0.94%) ±	2.63	2-18-2026	12,000,000	12,002,819
Owl Rock Capital Corporation	5.25	4-15-2024	2,454,000	2,542,911
State Street Corporation (U.S. SOFR +0.41%) «±	1.75	2-6-2026	21,250,000	21,000,577
				93,909,208
Consumer finance: 2.88%
Bayer US Finance II LLC Company 144A	3.88	12-15-2023	20,700,000	21,261,186
BMW US Capital LLC 144A	3.80	4-6-2023	5,000,000	5,117,499
BOC Aviation USA Corporation 144A	1.63	4-29-2024	12,320,000	12,106,973
Bunge Limited	3.00	9-25-2022	1,000,000	1,007,781
Daimler Finance North America LLC 144A	1.75	3-10-2023	1,715,000	1,716,830
Daimler Finance North America LLC 144A	1.13	12-14-2023	18,780,000	18,501,706
Ford Motor Credit Company LLC	2.30	2-10-2025	8,000,000	7,760,880
General Motors Financial Company Incorporated	1.20	10-15-2024	3,000,000	2,919,780
Hyundai Capital America Company 144A	0.80	1-8-2024	10,000,000	9,711,466
Hyundai Capital America Company 144A	1.25	9-18-2023	4,750,000	4,682,660
Hyundai Capital America Company 144A	2.38	2-10-2023	1,720,000	1,724,859
Navient Corporation	7.25	9-25-2023	2,400,000	2,517,576
Onemain Finance Corporation	5.63	3-15-2023	4,550,000	4,663,750
The American Express Company (3 Month LIBOR +0.62%) ±	1.10	5-20-2022	3,000,000	3,001,544
Volkswagen Group of America Finance LLC 144A	2.70	9-26-2022	3,875,000	3,897,787
				100,592,277
Diversified financial services: 1.01%
DAE Funding LLC 144A	1.55	8-1-2024	5,250,000	5,037,889
Jackson Financial Incorporated 144A	1.13	11-22-2023	5,725,000	5,632,071
Jackson National Life Global 144A	1.75	1-12-2025	10,000,000	9,833,107
National Securities Clearing Corporation 144A	0.40	12-7-2023	5,000,000	4,877,767
National Securities Clearing Corporation 144A	1.20	4-23-2023	5,000,000	4,984,931
WEA Finance LLC 144A	3.75	9-17-2024	4,766,000	4,881,048
				35,246,813
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Income Fund  |  15

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Insurance: 2.88%
AIG Global Funding 144A	0.80%	7-7-2023	$ 5,000,000	$ 4,937,682
AIG Global Funding 144A	0.65	6-17-2024	6,000,000	5,785,408
Athene Global Funding 144A	1.20	10-13-2023	5,000,000	4,932,211
Athene Global Funding 144A	2.80	5-26-2023	5,000,000	5,060,317
Athene Global Funding 144A	0.91	8-19-2024	5,000,000	4,844,820
Brighthouse Financial 144A	0.60	6-28-2023	6,595,000	6,493,847
Brighthouse Financial 144A	1.75	1-13-2025	11,340,000	11,091,677
GA Global Funding Trust 144A	1.00	4-8-2024	20,775,000	20,078,469
Met Tower Global Funding 144A	0.70	4-5-2024	12,000,000	11,701,375
Principal Life Global Funding II 144A	1.38	1-10-2025	13,000,000	12,652,553
Protective Life Global Funding 144A	0.47	1-12-2024	10,000,000	9,698,524
Protective Life Global Funding 144A	0.63	10-13-2023	2,000,000	1,965,270
Security Benefit Company 144A	1.25	5-17-2024	1,665,000	1,622,565
				100,864,718
Health care: 0.83%
Health care providers & services: 0.41%
HCA Incorporated	5.25	4-15-2025	13,185,000	14,154,775
Life sciences tools & services: 0.42%
Thermo Fisher Scientific	0.80	10-18-2023	15,000,000	14,797,636
Industrials: 0.85%
Aerospace & defense: 0.26%
The Boeing Company	1.43	2-4-2024	5,000,000	4,918,437
The Boeing Company	4.51	5-1-2023	4,000,000	4,109,981
				9,028,418
Airlines: 0.41%
Delta Air Lines Incorporated 144A	4.50	10-20-2025	10,000,000	10,266,066
Delta Airlines Pass-Through Certificates Series 2015-B	4.25	1-30-2025	4,070,580	4,158,569
				14,424,635
Industrial conglomerates: 0.02%
Honeywell International Incorporated	0.48	8-19-2022	600,000	599,224
Trading companies & distributors: 0.16%
Air Lease Corporation	0.70	2-15-2024	6,000,000	5,813,697
Information technology: 0.33%
Semiconductors & semiconductor equipment: 0.24%
Marvell Technology Incorporated	4.20	6-22-2023	2,800,000	2,876,520
Microchip Technology Incorporated	2.67	9-1-2023	3,475,000	3,506,087
Skyworks Solutions Incorporated	0.90	6-1-2023	2,000,000	1,972,886
				8,355,493
Technology hardware, storage & peripherals: 0.09%
Western Digital Corporation	4.75	2-15-2026	3,000,000	3,117,600
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Ultra Short-Term Income Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Materials: 0.30%
Chemicals: 0.24%
International Flavors & Fragrances Incorporated 144A	0.70%	9-15-2022	$ 1,000,000	$ 996,755
Westlake Chemical Corporation	3.60	7-15-2022	7,269,000	7,293,221
				8,289,976
Containers & packaging: 0.06%
Sealed Air Corporation 144A	5.13	12-1-2024	2,000,000	2,070,000
Real estate: 0.89%
Equity REITs: 0.89%
Piedmont Operating Partnership LP	4.45	3-15-2024	10,235,000	10,598,516
SBA Tower Trust 144A	3.45	3-15-2048	7,175,000	7,196,572
Service Properties Trust	4.50	6-15-2023	3,500,000	3,463,600
Simon Property Group LP (U.S. SOFR +0.43%) ±	0.48	1-11-2024	10,000,000	10,008,745
				31,267,433
Utilities: 3.60%
Electric utilities: 2.04%
American Electric Power	0.75	11-1-2023	7,000,000	6,854,308
American Electric Power	2.03	3-15-2024	8,500,000	8,480,377
Entergy Louisiana LLC	0.62	11-17-2023	10,000,000	9,808,565
ITC Holdings Corporation	2.70	11-15-2022	5,700,000	5,747,757
NextEra Energy Operating Partners LP (3 Month LIBOR +0.27%) ±	0.75	2-22-2023	20,000,000	19,978,540
NextEra Energy Operating Partners LP 144A	4.25	7-15-2024	2,030,000	2,069,910
Pacific Gas & Electric (U.S. SOFR +1.15%) ±	2.19	11-14-2022	2,500,000	2,499,116
Southern California Edison Company	0.70	4-3-2023	7,800,000	7,707,597
Southern California Edison Company	3.50	10-1-2023	8,000,000	8,155,128
				71,301,298
Gas utilities: 1.00%
Atmos Energy Corporation	0.63	3-9-2023	5,000,000	4,943,431
One Gas Incorporated	0.85	3-11-2023	20,230,000	20,060,571
Southern California Gas Company (3 Month LIBOR +0.35%) ±	0.55	9-14-2023	10,000,000	9,978,106
				34,982,108
Independent power & renewable electricity producers: 0.10%
TerraForm Power Operating LLC 144A	4.25	1-31-2023	3,640,000	3,644,550
Multi-utilities: 0.46%
CenterPoint Energy Incorporated (3 Month LIBOR +0.50%) ±	0.70	3-2-2023	4,625,000	4,576,691
CenterPoint Energy Incorporated (U.S. SOFR +0.65%) ±	0.70	5-13-2024	3,840,000	3,840,710
CenterPoint Energy Incorporated (3 Month LIBOR +0.50%) ±	1.00	3-2-2023	2,665,000	2,665,032
DTE Energy Company	2.25	11-1-2022	5,000,000	5,029,957
				16,112,390
Total Corporate bonds and notes (Cost $813,235,586)				801,881,347

The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Income Fund  |  17

Portfolio of investments—February 28, 2022 (unaudited)

	Shares	Value
Investment companies: 2.80%
Exchange-traded funds: 2.80%
Invesco BulletShares 2022 High Yield Corporate Bond ETF	334,000	$ 7,682,000
iShares 0-5 Year High Yield Corporate Bond ETF «	773,000	34,267,090
iShares Short-Term Corporate Bond ETF «	572,000	30,201,600
SPDR Portfolio Short Term Corporate Bond ETF «	847,800	25,883,334
Total Investment companies (Cost $98,928,987)		98,034,024

	Interest rate		Principal
Municipal obligations: 0.12%
Indiana: 0.07%
Education revenue: 0.07%
Indiana Secondary Market for Education Loans Incorporated (1 Month LIBOR +0.80%) ±	0.91%	2-25-2044	$ 2,389,342	2,390,511
New Jersey: 0.05%
Transportation revenue: 0.05%
New Jersey Transportation Trust Authority Transportation System Series B	2.38	6-15-2022	1,700,000	1,706,974
Total Municipal obligations (Cost $4,067,291)				4,097,485
Non-agency mortgage-backed securities: 18.42%
ACC Trust Series 2021-1 Class A 144A	0.74	11-20-2023	2,006,274	2,004,555
Affirm Incorporated Series 2020-A Class A 144A	2.10	2-18-2025	14,557,000	14,564,789
Affirm Incorporated Series 2021-A Class A 144A	0.88	8-15-2025	10,000,000	9,973,848
American Money Management Corporation Series 2014-14A Class A1R2 (3 Month LIBOR +1.02%) 144A±	1.28	7-25-2029	10,780,000	10,717,174
Angel Oak Mortgage Trust I LLC Series 2019-4 Class A1 144A±±	2.99	7-26-2049	639,529	640,374
Angel Oak Mortgage Trust I LLC Series 2020-4 Class A1 144A±±	1.47	6-25-2065	1,370,151	1,356,802
Angel Oak Mortgage Trust I LLC Series 2020-5 Class A2 144A±±	1.58	5-25-2065	1,078,165	1,068,074
Angel Oak Mortgage Trust I LLC Series 2020-R1 Class A1 144A±±	0.99	4-25-2053	4,362,568	4,326,821
Avery Point CLO Limited Series 2015-7A Class AR2 (3 Month LIBOR +0.96%) 144A±	1.20	1-15-2028	7,934,529	7,933,395
Bayview Opportunity Master Fund Series 2016-SPL2 Class A 144A±±	4.00	6-28-2053	1,389,832	1,401,226
Black Diamond CLO Limited Series 2017-1A Class A1 (3 Month LIBOR +1.05%) 144A±	1.31	4-24-2029	803,778	801,479
Bravo Residential Funding Trust Series 2019-NQM1 Class A1 144A±±	2.67	7-25-2059	1,430,250	1,417,927
Bravo Residential Funding Trust Series 2020-RPL1 Class A1 144A±±	2.50	5-26-2059	1,272,575	1,267,342
Bravo Residential Funding Trust Series 2021-HE2 Class A1 (30 Day Average U.S. SOFR +0.75%) 144A±	0.80	11-25-2069	8,871,628	8,861,801
Bunker Hill Loan Depositary Trust Series 2019-2 Class A1 144A	2.88	7-25-2049	1,698,396	1,695,232
Carlyle C17 CLO Limited Series C17-A Class A1AR (3 Month LIBOR +1.03%) 144A±	1.33	4-30-2031	3,000,000	2,990,949
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Ultra Short-Term Income Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturitydate	Principal	Value
Non-agency mortgage-backed securities (continued)
Cascade Funding Mortgage Trust Series 2018-RM2 Class A 144A±±	4.00%	10-25-2068	$ 667,172	$ 675,994
Cascade Funding Mortgage Trust Series 2020-HB4 Class A 144A±±	0.95	12-26-2030	3,884,231	3,865,569
Cascade Funding Mortgage Trust Series 2021-AL1 Class B 144A	1.39	9-22-2031	12,537,744	12,392,531
Cascade Funding Mortgage Trust Series 2021-EBO1 Class A 144A±±	0.98	11-25-2050	7,289,852	7,234,686
Cascade Funding Mortgage Trust Series 2021-HB7 Class A 144A±±	1.15	10-27-2031	4,757,914	4,708,200
CCG Receivables Trust Series 2019-1 Class A2 144A	2.80	9-14-2026	182,607	183,154
CGMS Series 2015-1A Class AR3 (3 Month LIBOR +0.98%) 144A±	1.23	7-20-2031	11,250,000	11,189,216
CHNGE Mortgage Trust Series 2022-2 Class A1 144A±±	3.76	3-25-2067	15,000,000	14,997,090
CIFC Funding Limited Series 2018-1A Class A (3 Month LIBOR +1.00%) 144A±	1.24	4-18-2031	1,750,000	1,739,864
Citigroup Commercial Mortgage Trust Series 2017-MDRB Class A (1 Month LIBOR +1.10%) ±	1.29	7-15-2030	1,077,679	1,074,620
Citigroup Commercial Mortgage Trust Series 2019-IMC1 Class A1 144A±±	2.72	7-25-2049	3,480,602	3,468,503
Colt Funding LLC Series 2020-1R Class A1 144A±±	1.26	9-25-2065	1,148,633	1,138,237
Colt Funding LLC Series 2020-2 Class A1 144A±±	1.85	3-25-2065	1,182,967	1,183,667
Colt Funding LLC Series 2021-1R Class A1 144A±±	0.86	5-25-2065	3,492,641	3,448,705
Colt Funding LLC Series 2021-HX1 Class A1 144A±±	1.11	10-25-2066	13,913,375	13,392,949
Commercial Mortgage Trust Series 2014-CR16 Class ASB	3.65	4-10-2047	1,486,795	1,510,466
Commercial Mortgage Trust Series 2014-UBS5 Class A2	3.03	9-10-2047	337,447	339,839
Countrywide Home Loans Mortgage Pass-Through Trust Series 2001-HYB1 Class 1A1 ±±	1.75	6-19-2031	101,493	103,047
Countrywide Home Loans Mortgage Pass-Through Trust Series 2001-HYB1 Class 2A1 ±±	2.01	6-19-2031	63,898	64,281
Credit Suisse Mortgage Trust Series 2020-AFC1 Class A3 144A±±	2.51	2-25-2050	2,605,524	2,573,676
Credit Suisse Mortgage Trust Series 2020-SPT1 Class A1 144A±±	1.62	4-25-2065	1,433,624	1,430,178
Credit Suisse Mortgage Trust Series 2021-NQM2 Class A1 144A±±	1.18	2-25-2066	6,280,077	6,122,608
Credit Suisse Mortgage Trust Series 2022-NQM1 Class A1 144A±±	2.27	11-25-2066	6,930,613	6,826,026
CSAIL Commercial Mortgage Trust Series 2018-CX12 Class A2	4.14	8-15-2051	860,292	872,425
DBWF Mortgage Trust Series 2018-GLKS Class A (1 Month LIBOR +1.03%) 144A±	1.19	12-19-2030	635,000	628,632
Dryden Senior Loan Fund Series 2013-30A (3 Month LIBOR +0.82%) 144A±	1.33	11-15-2028	4,990,341	4,968,219
Dryden Senior Loan Fund Series 2019-80A AR (U.S. SOFR 3 Month +1.25%) 144A±	1.50	1-17-2033	11,000,000	10,997,360
Ellington Financial Mortgage Trust Series 2020-1 Class A1 144A±±	2.01	5-25-2065	667,607	667,566
Ellington Financial Mortgage Trust Series 2021-1 Class A1 144A±±	0.80	2-25-2066	964,128	938,479
EquiFirst Mortgage Loan Trust Series 2003-2 Class 3A3 (1 Month LIBOR +1.13%) ±	1.25	9-25-2033	218,110	217,148
Freedom Financial Trust Series 2021-1CP Class A 144A	0.66	3-20-2028	2,799,236	2,793,687
Galton Funding Mortgage Trust Series 2020-H1 Class A1 144A±±	2.31	1-25-2060	490,907	490,925
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Income Fund  |  19

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturitydate	Principal	Value
Non-agency mortgage-backed securities (continued)
GCAT Series 2022 HX1 Class A1 144A±±	2.89%	12-27-2066	$ 16,850,190	$ 16,850,082
Goldman Sachs Mortgage Securities Trust Series 2013-GC16 Class AAB	3.81	11-10-2046	936,629	952,533
Goldman Sachs Mortgage Securities Trust Series 2014-GC22 Class A3	3.52	6-10-2047	1,233,338	1,232,901
Goldman Sachs Mortgage Securities Trust Series 2020-NQM1 Class A1 144A±±	1.38	9-27-2060	1,964,419	1,947,599
GSMPS Mortgage Loan Trust Series 1998-1 Class A 144A±±	8.00	9-19-2027	26,647	26,033
HGI CRE CLO Limited Series 2021-FL2 Class A (1 Month LIBOR +1.00%) 144A±	1.13	9-17-2036	8,070,000	8,028,490
Hospitality Mortgage Trust Series 2019 Class A (1 Month LIBOR +1.00%) 144A±	1.19	11-15-2036	3,847,148	3,803,944
Imperial Fund Mortgage Trust Series 2020-NQM1 Class A1 144A±±	1.38	10-25-2055	3,861,198	3,797,738
Imperial Fund Mortgage Trust Series 2021-NQM1 Class A1 144A±±	1.07	6-25-2056	2,894,450	2,789,634
Imperial Fund Mortgage Trust Series 2021-NQM3 Class A1 144A±±	1.60	11-25-2056	7,343,700	6,901,476
InTown Hotel Portfolio Trust Series 2018-STAY Class A (1 Month LIBOR +1.10%) 144A±	1.29	1-15-2033	4,000,000	3,984,862
JPMorgan Chase Commercial Mortgage Securities Trust Series 2018-PHH Class A (1 Month LIBOR +1.06%) 144A±	2.56	6-15-2035	3,571,081	3,517,006
JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-7 Class B2A 144A±±	3.02	2-25-2050	2,365,213	2,307,357
JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-MFP Class A (1 Month LIBOR +0.96%) 144A±	1.15	7-15-2036	5,000,000	4,962,376
Legacy Mortgage Asset Trust Series 2020-RPL1 Class A1 144A±±	3.00	9-25-2059	9,696,492	9,763,311
Marlette Funding Trust Series 2018-3A Class C 144A	4.63	9-15-2028	1,034,071	1,033,769
Marlette Funding Trust Series 2021-1A Class B 144A	1.00	6-16-2031	6,375,000	6,309,773
Marlette Funding Trust Series 2021-2A Class A 144A	0.51	9-15-2031	3,432,062	3,417,059
Master Mortgages Trust Series 2002-3 Class 4A1 ±±	2.49	10-25-2032	1,787	1,815
Med Trust Series 2021-MDLN (1 Month LIBOR +0.95%) 144A±	1.14	11-15-2038	8,000,000	7,879,824
Mello Warehouse Securitization Trust Series 2020-1 Class A (1 Month LIBOR +0.90%) 144A±	1.09	10-25-2053	8,500,000	8,487,110
Mello Warehouse Securitization Trust Series 2020-2 Class A (1 Month LIBOR +0.80%) 144A±	0.99	11-25-2053	7,405,000	7,358,169
Mello Warehouse Securitization Trust Series 2021-1 Class B (1 Month LIBOR +0.90%) 144A±	1.09	2-25-2055	7,135,000	7,083,061
Mello Warehouse Securitization Trust Series 2021-2 Class A (1 Month LIBOR +0.75%) 144A±	0.94	4-25-2055	16,680,000	16,538,280
MF1 Multifamily Housing Mortgage Series 2020-FL3 Class A (U.S. SOFR 1 Month +2.16%) 144A±	2.21	7-15-2035	633,726	632,722
MF1 Multifamily Housing Mortgage Series 2021-FL5 Class A (U.S. SOFR 1 Month +0.96%) 144A±	1.04	7-15-2036	14,547,640	14,401,537
MF1 Multifamily Housing Mortgage Series 2021-FL7 Class A (1 Month LIBOR +1.08%) 144A±	1.21	10-16-2036	12,000,000	11,901,888
MF1 Multifamily Housing Mortgage Series 2022-FL8 Class A (30 Day Average U.S. SOFR +1.35%) 144A±	1.40	2-19-2037	13,025,000	12,985,435
MFRA Trust Series 2020-NQM3 Class A1 144A±±	1.01	1-26-2065	1,935,738	1,911,173
MFRA Trust Series 2021-NQM1 Class A1 144A±±	1.15	4-25-2065	6,316,330	6,264,131
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Ultra Short-Term Income Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturitydate	Principal	Value
Non-agency mortgage-backed securities (continued)
Mill City Mortgage Loan Trust Series 2017-2 Class A1 144A±±	2.75%	7-25-2059	$ 1,456,677	$ 1,463,147
Mill City Mortgage Loan Trust Series 2018-2 Class A1 144A±±	3.50	5-25-2058	2,202,045	2,222,525
New Residential Mortgage Loan Series 2021-INV1 Class A6 144A±±	2.50	6-25-2051	6,418,607	6,300,167
NewRez WareHouse Securitization Series 2021-1 Class A (1 Month LIBOR +0.75%) 144A±	0.94	5-25-2055	10,000,000	9,933,623
Oceanview Mortgage Trust 2021-EBO1 Class 1A 144A±±	1.22	12-29-2051	7,541,576	7,497,878
Octagon Investment Partners Series 2017-1A Class A1R (3 Month LIBOR +1.00%) 144A±	1.25	3-17-2030	11,400,000	11,335,351
OneMain Financial Issuance Trust Series 2020-1A Class A 144A	3.84	5-14-2032	20,000,000	20,287,190
Onslow Bay Financial LLC Series 2020-EXP1 Class 1A8 144A±±	3.50	2-25-2060	840,266	835,494
Onslow Bay Financial LLC Series 2021-NQM3 Class A1 144A±±	1.05	7-25-2061	5,271,676	5,087,151
OPG Trust Series 2021-PORT Class A (1 Month LIBOR +0.48%) 144A±	0.68	10-15-2036	25,000,000	24,021,113
Palmer Square Loan Funding Limited Series 2013-2A Class A1A3 (3 Month LIBOR +1.00%) 144A±	1.25	10-17-2031	17,785,000	17,763,711
PFS Financing Corporation Series 2020-E Class A 144A	1.00	10-15-2025	15,000,000	14,797,034
ReadyCap Commercial Mortgage Trust Series 2019-5 Class A 144A	3.78	2-25-2052	937,550	939,881
Residential Mortgage Loan Trust Series 2019-2 Class A1 144A±±	2.91	5-25-2059	747,110	749,324
Residential Mortgage Loan Trust Series 2021-1R Class A1 144A±±	0.86	1-25-2065	4,622,400	4,562,199
Salomon Brothers Mortgage Securities VII Series 1990-2 Class A ±±	1.63	11-25-2049	91,434	91,430
SCF Equipment Trust LLC Series 2021-1A Class A2 144A	0.42	8-20-2026	8,005,466	7,984,914
Sound Point CLO Limited Series 2015-1RA Class AR (3 Month LIBOR +1.08%) 144A±	1.32	4-15-2030	12,555,000	12,498,954
SPGN TFLM Mortgage Trust Series 2022 Class A (U.S. SOFR 1 Month +1.55%) 144A±	1.60	2-15-2039	20,000,000	19,905,842
Starwood Mortgage Residential Trust Series 2019-INV1 Class A1 144A±±	2.61	9-27-2049	504,522	506,364
Starwood Mortgage Residential Trust Series 2020-1 Class A3 144A±±	2.56	2-25-2050	3,560,826	3,534,472
Starwood Mortgage Residential Trust Series 2020-2 Class A1 144A±±	2.72	4-25-2060	540,410	540,635
Starwood Mortgage Residential Trust Series 2021-2 Class A1 144A±±	0.94	5-25-2065	4,180,943	4,124,022
TCI Symphony CLO Series 2016-1A Class AR2 (3 Month LIBOR +1.02%) 144A±	1.26	10-13-2032	7,685,000	7,623,435
Toorak Mortgage Trust Series 2021-INV2 Class A1 144A±±	1.97	11-25-2056	14,561,976	14,167,204
Towd Point Mortgage Trust Series 2017-1 Class A1 144A±±	2.75	10-25-2056	1,312,672	1,320,576
Towd Point Mortgage Trust Series 2017-4 Class A1 144A±±	2.75	6-25-2057	1,269,252	1,273,830
Towd Point Mortgage Trust Series 2017-6 Class A1 144A±±	2.75	10-25-2057	1,360,142	1,368,903
Towd Point Mortgage Trust Series 2018-2 Class A1 144A±±	3.25	3-25-2058	1,024,422	1,035,719
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Income Fund  |  21

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturitydate	Principal	Value
Non-agency mortgage-backed securities (continued)
Towd Point Mortgage Trust Series 2018-3 Class A1 144A±±	3.75%	5-25-2058	$ 4,398,651	$ 4,497,161
TPG Real Estate Finance Trust Series 2022-FL5 Class A (30 Day Average U.S. SOFR +1.65%) 144A±	1.70	2-15-2039	15,000,000	14,953,748
UBS Commercial Mortgage Trust Series 2018-NYCH Class A (1 Month LIBOR +0.85%) 144A±	1.04	2-15-2032	3,574,342	3,544,455
Verus Securitization Trust Series 2019-3 Class A1 144A±±	2.69	11-25-2059	2,141,404	2,145,484
Verus Securitization Trust Series 2020-2 Class A1 144A±±	2.23	5-25-2060	426,836	424,213
Verus Securitization Trust Series 2020-INV1 Class A1 144A±±	1.98	3-25-2060	986,953	982,190
Verus Securitization Trust Series 2021-1 Class A2 144A±±	1.05	1-25-2066	5,117,754	4,991,415
Verus Securitization Trust Series 2021-2 Class A1 144A±±	1.03	2-25-2066	2,831,040	2,767,734
Verus Securitization Trust Series 2021-R3 Class A1 144A±±	1.02	4-25-2064	5,901,821	5,834,979
Vista Point Securitization Trust Series 2020-1 Class A1 144A±±	1.76	3-25-2065	935,809	934,736
Wilshire Funding Corporation Series 1996-3 Class M2 ±±	7.42	8-25-2032	87,381	91,272
Wilshire Funding Corporation Series 1996-3 Class M3 ±±	7.42	8-25-2032	53,376	53,088
Wilshire Funding Corporation Series 1998-2 Class M1 (12 Month Treasury Average +2.00%) ±	2.08	12-28-2037	108,781	111,229
Wind River CLO Limited Series 2013-2A Class AR (3 Month LIBOR +1.00%) 144A±	1.24	10-18-2030	16,000,000	15,908,128
Zais Matrix CDO Series 2020-14A Class A1AR (3 Month LIBOR +1.20%) 144A±	1.44	4-15-2032	13,000,000	12,964,718
Total Non-agency mortgage-backed securities (Cost $651,178,000)				644,307,061
Yankee corporate bonds and notes: 12.30%
Consumer discretionary: 0.71%
Auto components: 0.18%
Toyota Industries Corporation 144A	3.11	3-12-2022	6,145,000	6,148,250
Automobiles: 0.14%
Nissan Motor Company Limited 144A	3.04	9-15-2023	4,500,000	4,542,243
Stellantis NV	5.25	4-15-2023	530,000	548,020
				5,090,263
Household durables: 0.39%
Panasonic Corporation 144A	2.54	7-19-2022	13,640,000	13,683,275
Consumer staples: 0.14%
Beverages: 0.14%
Coca-Cola Europacific Partners plc 144A	0.50	5-5-2023	5,000,000	4,921,039
Energy: 1.30%
Oil, gas & consumable fuels: 1.30%
Enbridge Incorporated	2.15	2-16-2024	7,000,000	7,010,403
Enbridge Incorporated	2.50	2-14-2025	3,000,000	3,009,888
Enbridge Incorporated	4.00	10-1-2023	5,000,000	5,129,097
Harvest Operations Corporation 144A	1.00	4-26-2024	5,000,000	4,889,595
Petroleos Mexicanos Company (3 Month LIBOR +3.65%) ±	3.85	3-11-2022	16,520,000	16,511,740
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Ultra Short-Term Income Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturitydate	Principal	Value
Oil, gas & consumable fuels (continued)
Saudi Arabian Oil 144A	1.25%	11-24-2023	$ 2,000,000	$ 1,975,000
Saudi Arabian Oil 144A	2.75	4-16-2022	7,000,000	7,017,220
				45,542,943
Financials: 8.10%
Banks: 6.42%
ANZ New Zealand International Company 144A«	1.90	2-13-2023	2,800,000	2,813,852
ANZ New Zealand International Company 144A	2.17	2-18-2025	7,000,000	6,983,635
Banco Bilbao Vizcaya Argentaria SA	0.88	9-18-2023	5,000,000	4,928,826
Banco Santander SA	3.50	4-11-2022	10,020,000	10,044,360
Banco Santander SA 144A	4.13	11-9-2022	7,797,000	7,906,158
Bank of Montreal	1.50	1-10-2025	15,000,000	14,674,921
Barclays Bank plc (1 Year Treasury Constant Maturity +0.80%) ±	1.01	12-10-2024	5,135,000	5,004,675
Barclays Bank plc	1.70	5-12-2022	5,000,000	5,004,323
Barclays Bank plc	11.00	4-5-2022	9,200,000	9,197,958
BNP Paribas 144A	3.50	3-1-2023	4,000,000	4,063,913
BPCE SA 144A	3.00	5-22-2022	4,000,000	4,014,559
Corporación Andina de Fomento	2.38	5-12-2023	4,860,000	4,894,094
Corporación Andina de Fomento	4.38	6-15-2022	5,400,000	5,440,554
Credit Suisse New York	0.52	8-9-2023	5,920,000	5,810,001
Credit Suisse New York	2.80	4-8-2022	2,000,000	2,004,519
Credit Suisse New York	3.63	9-9-2024	5,000,000	5,159,447
Deutsche Bank (U.S. SOFR +2.16%) ±	2.22	9-18-2024	3,500,000	3,491,699
Deutsche Bank	3.30	11-16-2022	9,000,000	9,096,060
HSBC Holdings plc (U.S. SOFR +0.58%) ±	1.16	11-22-2024	10,000,000	9,781,637
HSBC Holdings plc (3 Month LIBOR +1.21%) ±	3.80	3-11-2025	10,000,000	10,242,580
Intesa Sanpaolo SpA 144A	3.38	1-12-2023	4,800,000	4,848,961
Lloyds Banking Group plc (1 Year Treasury Constant Maturity +1.10%) ±	1.33	6-15-2023	3,215,000	3,210,980
Lloyds Banking Group plc (3 Month LIBOR +0.81%) ±	2.91	11-7-2023	10,000,000	10,070,425
Mitsubishi UFJ Financial Group Incorporated (1 Year Treasury Constant Maturity +0.68%) ±	0.85	9-15-2024	4,000,000	3,925,981
Mizuho Financial Group Incorporated (U.S. SOFR +0.87%) ±	0.85	9-8-2024	6,990,000	6,847,997
Mizuho Financial Group Incorporated (U.S. SOFR +1.25%) ±	1.24	7-10-2024	2,420,000	2,391,945
National Bank of Canada Company (U.S. SOFR +0.30%) ±	0.35	5-16-2023	15,000,000	14,974,452
NatWest Markets plc 144A	2.38	5-21-2023	5,290,000	5,325,771
NatWest Markets plc	6.13	12-15-2022	13,000,000	13,431,000
Nordea Bank AB 144A	3.75	8-30-2023	20,000,000	20,524,511
Nordea Bank AB 144A	4.25	9-21-2022	5,400,000	5,482,995
Toronto-Dominion Bank (U.S. SOFR +0.45%) ±	0.50	9-28-2023	3,000,000	3,002,845
				224,595,634
Capital markets: 0.46%
UBS Group AG 144A	0.38	6-1-2023	7,000,000	6,894,422
UBS Group AG	7.63	8-17-2022	9,000,000	9,214,662
				16,109,084
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Income Fund  |  23

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturitydate	Principal	Value
Consumer finance: 0.17%
Hyundai Capital Services 144A	3.00%	8-29-2022	$ 1,840,000	$ 1,849,118
Nissan Motor Acceptance Corporation 144A	2.65	7-13-2022	4,100,000	4,117,806
				5,966,924
Diversified financial services: 0.28%
AerCap Ireland Capital Designated Activity Company / AerCap Global Aviation Trust	1.15	10-29-2023	10,000,000	9,768,365
Insurance: 0.21%
Sompo International Holdings Limited	4.70	10-15-2022	7,000,000	7,136,655
Thrifts & mortgage finance: 0.56%
Nationwide Building Society 144A	0.55	1-22-2024	20,000,000	19,438,618
Industrials: 0.39%
Airlines: 0.12%
AerCap Ireland Limited	4.13	7-3-2023	4,000,000	4,089,322
Transportation infrastructure: 0.27%
Sydney Airport Finance Company	3.90	3-22-2023	9,265,000	9,459,936
Information technology: 1.10%
Communications equipment: 0.30%
Ericsson LM	4.13	5-15-2022	10,628,000	10,669,130
Semiconductors & semiconductor equipment: 0.80%
Renesas Electronics Corporation 144A	1.54	11-26-2024	25,670,000	24,964,825
SK Hynix Incorporated 144A	1.00	1-19-2024	3,000,000	2,922,553
				27,887,378
Materials: 0.56%
Chemicals: 0.56%
Park Aerospace Holdings Company 144A	4.50	3-15-2023	4,000,000	4,083,186
Park Aerospace Holdings Company 144A	5.25	8-15-2022	2,115,000	2,141,128
Syngenta Finance NV 144A	4.44	4-24-2023	13,000,000	13,276,071
				19,500,385
Total Yankee corporate bonds and notes (Cost $433,535,797)				430,007,201
Yankee government bonds: 0.13%
Abu Dhabi Government Class L 144A	0.75	9-2-2023	4,000,000	3,944,936
Korea National Oil Corporation 144A	1.75	4-18-2025	500,000	491,095
Total Yankee government bonds (Cost $4,494,590)				4,436,031
Short-term investments: 29.98%
Commercial paper: 17.52%
AT&T Incorporated 144A☼	0.28	3-15-2022	25,000,000	24,996,771
Aviation Capital Group, LLC 144A☼	0.45	3-7-2022	10,000,000	9,999,611
Banco Santander SA 144A☼	0.52	6-6-2022	20,000,000	19,968,041
Bank of America Corporation ☼	0.52	12-1-2022	25,000,000	24,794,150
BPCE SA 144A☼	0.21	12-20-2022	20,000,000	19,812,347
Brookfield Infrastructure Holding ☼	0.27	3-8-2022	25,000,000	24,998,639
Brunswick Corporation 144A☼	0.63	4-1-2022	25,000,000	24,989,756
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Ultra Short-Term Income Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturitydate	Principal	Value
Commercial paper (continued)
Campbell Soup Company 144A☼	0.39%	4-18-2022	$ 30,000,000	$ 29,976,439
Catholic Health Initiatives ☼	0.28	5-5-2022	25,000,000	24,957,742
Cigna Corporation 144A☼	0.69	3-25-2022	5,000,000	4,998,649
Citigroup Global Markets Incorporated 144A☼	1.04	10-21-2022	6,900,000	6,855,859
Citigroup Incorporated 144A☼	1.04	2-1-2023	20,000,000	19,765,653
Corporación Andina de Fomento 144A☼	0.00	3-1-2022	5,000,000	4,999,990
Corporación Andina de Fomento 144A☼	0.39	5-5-2022	20,000,000	19,988,120
Enel Finance America 144A☼	0.49	4-13-2022	23,000,000	22,984,736
FMC Corporation 144A☼	0.22	3-7-2022	9,000,000	8,999,072
General Motors Financial Company Incorporated 144A☼	0.49	4-4-2022	4,400,000	4,397,575
Glencore Funding LLC 144A☼	0.62	3-7-2022	25,000,000	24,998,882
Harley-Davidson Financial Services Incorporated 144A☼	0.62	5-17-2022	20,000,000	19,956,147
HSBC USA Incorporated 144A☼	0.22	3-3-2022	20,000,000	19,999,817
Humana Incorporated 144A☼	0.35	3-11-2022	10,000,000	9,999,236
Macquarie Bank Limited 144A☼	1.11	2-3-2023	25,000,000	24,702,028
Parker Hannifin Corporation 144A☼	0.57	3-22-2022	26,500,000	26,495,806
Royal Bank of Canada 144A☼	0.20	9-16-2022	25,000,000	24,888,195
Sempra Energy 144A☼	0.38	4-4-2022	25,000,000	24,987,920
Societe Generale 144A☼	0.31	10-27-2022	25,000,000	24,833,811
Standard Chartered Bank 144A☼	0.24	9-27-2022	25,000,000	24,851,274
Swedbank AB ☼	0.10	3-4-2022	25,000,000	24,999,806
TC Energy 144A☼	0.38	4-7-2022	25,000,000	24,986,727
Toronto-Dominion Bank 144A☼	0.90	1-3-2023	30,000,000	29,695,635
Walt Disney Company 144A☼	0.20	6-30-2022	10,000,000	9,976,718
				612,855,152

	Yield	Shares
Investment companies: 6.17%
Allspring Government Money Market Fund Select Class ♠∞	0.03	165,111,957	165,111,957
Securities Lending Cash Investments LLC ♠∩∞	0.11	50,645,778	50,645,778
			215,757,735

		Interest rate		Principal
U.S. Treasury securities: 6.29%
U.S. Treasury Bill ☼		0.01	3-29-2022	$ 20,000,000	19,999,067
U.S. Treasury Bill ☼		0.01	4-7-2022	35,000,000	34,996,673
U.S. Treasury Bill ☼		0.01	4-14-2022	30,000,000	29,995,325
U.S. Treasury Bill ☼		0.01	4-28-2022	50,000,000	49,985,097
U.S. Treasury Bill ☼		0.01	5-5-2022	25,000,000	24,989,449
U.S. Treasury Bill ☼		0.01	5-19-2022	30,000,000	29,979,965
U.S. Treasury Bill ☼		0.01	6-16-2022	30,000,000	29,963,999
					219,909,575
Total Short-term investments (Cost $1,049,352,214)					1,048,522,462
Total investments in securities (Cost $3,610,023,429)	102.45%				3,582,619,567
Other assets and liabilities, net	(2.45)				(85,741,399)
Total net assets	100.00%				$3,496,878,168

The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Income Fund  |  25

Portfolio of investments—February 28, 2022 (unaudited)

±	Variable rate investment. The rate shown is the rate in effect at period end.
±±	The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
☼	Zero coupon security. The rate represents the current yield to maturity.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$133,602,899	$1,424,326,205	$(1,392,817,147)	$0	$0	$ 165,111,957	165,111,957	$ 22,120
Securities Lending Cash Investments LLC	4,593,975	323,666,960	(277,615,157)	0	0	50,645,778	50,645,778	5,028 #
				$0	$0	$215,757,735		$27,148

#	Amount shown represents income before fees and rebates.
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
5-Year U.S. Treasury Notes	510	6-30-2022	$ 59,862,066	$ 60,323,438	$ 461,372	$ 0
Short
10-Year U.S. Treasury Notes	(311)	6-21-2022	(39,248,114)	(39,633,062)	0	(384,948)
2-Year U.S. Treasury Notes	(867)	6-30-2022	(186,079,439)	(186,601,429)	0	(521,990)
					$461,372	$(906,938)
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Ultra Short-Term Income Fund

Statement of assets and liabilities—February 28, 2022 (unaudited)

Assets
Investments in unaffiliated securities (including $49,590,282 of securities loaned), at value (cost $3,394,265,694)	$ 3,366,861,832
Investments in affiliated securities, at value (cost $215,757,735)	215,757,735
Cash	453,023
Cash at broker segregated for futures contracts	2,200,000
Receivable for interest	9,616,180
Receivable for Fund shares sold	3,331,701
Receivable for daily variation margin on open futures contracts	430,333
Principal paydown receivable	61,353
Receivable for securities lending income, net	18,706
Prepaid expenses and other assets	69,462
Total assets	3,598,800,325
Liabilities
Payable upon receipt of securities loaned	50,645,778
Payable for investments purchased	27,253,234
Payable for Fund shares redeemed	21,213,103
Payable for daily variation margin on open futures contracts	1,003,218
Dividends payable	939,554
Management fee payable	414,644
Administration fees payable	245,913
Distribution fee payable	2,970
Accrued expenses and other liabilities	203,743
Total liabilities	101,922,157
Total net assets	$3,496,878,168
Net assets consist of
Paid-in capital	$ 3,547,958,187
Total distributable loss	(51,080,019)
Total net assets	$3,496,878,168
Computation of net asset value and offering price per share
Net assets – Class A	$ 277,033,844
Shares outstanding – Class A1	32,499,654
Net asset value per share – Class A	$8.52
Maximum offering price per share – Class A2	$8.69
Net assets – Class A2	$ 169,078,767
Shares outstanding – Class A2[1]	19,848,871
Net asset value per share – Class A2	$8.52
Net assets – Class C	$ 5,356,014
Shares outstanding – Class C1	629,075
Net asset value per share – Class C	$8.51
Net assets – Administrator Class	$ 19,234,668
Shares outstanding – Administrator Class[1]	2,266,715
Net asset value per share – Administrator Class	$8.49
Net assets – Institutional Class	$ 3,026,174,875
Shares outstanding – Institutional Class[1]	355,252,561
Net asset value per share – Institutional Class	$8.52
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $100,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Income Fund  |  27

Statement of operations—six months ended February 28, 2022 (unaudited)

Investment income
Interest	$ 15,078,597
Dividends	1,359,427
Income from affiliated securities	51,125
Total investment income	16,489,149
Expenses
Management fee	3,819,536
Administration fees
Class A	230,108
Class A2	147,666
Class C	4,515
Administrator Class	9,502
Institutional Class	1,115,232
Shareholder servicing fees
Class A	359,544
Class A2	230,729
Class C	6,952
Administrator Class	23,685
Distribution fee
Class C	20,855
Custody and accounting fees	21,904
Professional fees	33,666
Registration fees	19,829
Shareholder report expenses	6,457
Trustees’ fees and expenses	9,592
Other fees and expenses	6,260
Total expenses	6,066,032
Less: Fee waivers and/or expense reimbursements
Fund-level	(1,142,698)
Class A	(119,660)
Class A2	(68,363)
Class C	(5,722)
Administrator Class	(1,811)
Net expenses	4,727,778
Net investment income	11,761,371
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(363,579)
Futures contracts	5,071,666
Net realized gains on investments	4,708,087
Net change in unrealized gains (losses) on
Unaffiliated securities	(37,407,740)
Futures contracts	(215,574)
Net change in unrealized gains (losses) on investments	(37,623,314)
Net realized and unrealized gains (losses) on investments	(32,915,227)
Net decrease in net assets resulting from operations	$(21,153,856)
The accompanying notes are an integral part of these financial statements.

28  |  Allspring Ultra Short-Term Income Fund

Statement of changes in net assets

	Six months ended February 28, 2022 (unaudited)		Year ended August 31, 2021
Operations
Net investment income		$ 11,761,371		$ 22,957,822
Net realized gains on investments		4,708,087		4,787,013
Net change in unrealized gains (losses) on investments		(37,623,314)		(4,231,232)
Net increase (decrease) in net assets resulting from operations		(21,153,856)		23,513,603
Distributions to shareholders from
Net investment income and net realized gains
Class A		(721,148)		(2,345,018)
Class A2		(451,967)		(694,134)
Class C		(327)		(8,912)
Administrator Class		(46,964)		(161,973)
Institutional Class		(10,415,038)		(20,260,054)
Total distributions to shareholders		(11,635,444)		(23,470,091)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	4,597,999	39,501,346	16,166,845	139,155,782
Class A2	8,150,302	69,955,786	26,507,255	228,084,423
Class C	50,693	432,712	477,620	4,109,444
Administrator Class	517,166	4,415,464	1,693,422	14,511,056
Institutional Class	199,166,064	1,706,459,537	383,578,294	3,301,026,387
		1,820,764,845		3,686,887,092
Reinvestment of distributions
Class A	75,501	647,154	260,073	2,239,197
Class A2	52,754	451,915	80,634	693,844
Class C	33	283	986	8,470
Administrator Class	5,404	46,111	18,573	159,179
Institutional Class	606,722	5,195,644	1,070,344	9,211,550
		6,341,107		12,312,240
Payment for shares redeemed
Class A	(5,600,146)	(48,026,620)	(10,057,430)	(86,597,265)
Class A2	(9,414,401)	(80,667,658)	(9,015,289)	(77,583,649)
Class C	(146,279)	(1,254,123)	(357,879)	(3,077,896)
Administrator Class	(746,056)	(6,380,449)	(1,016,148)	(8,714,129)
Institutional Class	(159,228,417)	(1,364,238,780)	(186,855,876)	(1,608,094,792)
		(1,500,567,630)		(1,784,067,731)
Net increase in net assets resulting from capital share transactions		326,538,322		1,915,131,601
Total increase in net assets		293,749,022		1,915,175,113
Net assets
Beginning of period		3,203,129,146		1,287,954,033
End of period		$ 3,496,878,168		$ 3,203,129,146
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Income Fund  |  29

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
Class A	Six months ended February 28, 2022 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.61	$8.60	$8.54	$8.46	$8.48	$8.49
Net investment income	0.02	0.07	0.16	0.17 [1]	0.13	0.09
Net realized and unrealized gains (losses) on investments	(0.09)	0.01	0.06	0.08	(0.02)	(0.01)
Total from investment operations	(0.07)	0.08	0.22	0.25	0.11	0.08
Distributions to shareholders from
Net investment income	(0.02)	(0.07)	(0.16)	(0.17)	(0.13)	(0.09)
Net asset value, end of period	$8.52	$8.61	$8.60	$8.54	$8.46	$8.48
Total return[2]	(0.80)%	0.99%	2.62%	3.04%	1.24%	0.97%
Ratios to average net assets (annualized)
Gross expenses	0.65%	0.66%	0.77%	0.80%	0.80%	0.79%
Net expenses	0.49%	0.49%	0.64%	0.70%	0.70%	0.70%
Net investment income	0.51%	0.84%	1.92%	2.05%	1.47%	1.09%
Supplemental data
Portfolio turnover rate	44%	106%	68%	36%	55%	56%
Net assets, end of period (000s omitted)	$277,034	$287,697	$232,660	$215,503	$243,909	$274,079

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

30  |  Allspring Ultra Short-Term Income Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
Class A2	Six months ended February 28, 2022 (unaudited)	2021	2020 [1]
Net asset value, beginning of period	$8.60	$8.59	$8.52
Net investment income	0.02	0.07	0.03
Net realized and unrealized gains (losses) on investments	(0.08)	0.01	0.07
Total from investment operations	(0.06)	0.08	0.10
Distributions to shareholders from
Net investment income	(0.02)	(0.07)	(0.03)
Net asset value, end of period	$8.52	$8.60	$8.59
Total return[2]	(0.69)%	0.97%	1.22%
Ratios to average net assets (annualized)
Gross expenses	0.65%	0.65%	0.66%
Net expenses	0.50%	0.50%	0.50%
Net investment income	0.50%	0.73%	1.38%
Supplemental data
Portfolio turnover rate	44%	106%	68%
Net assets, end of period (000s omitted)	$169,079	$181,131	$29,971

[1]	For the period from May 29, 2020 (commencement of class operations) to August 31, 2020
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Income Fund  |  31

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
Class C	Six months ended February 28, 2022 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.60	$8.59	$8.54	$8.46	$8.47	$8.48
Net investment income	0.00 [1]	0.01 [2]	0.10	0.11	0.06	0.02
Net realized and unrealized gains (losses) on investments	(0.09)	0.01	0.05	0.08	(0.01)	0.00
Total from investment operations	(0.09)	0.02	0.15	0.19	0.05	0.02
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.01)	(0.10)	(0.11)	(0.06)	(0.03)
Net asset value, end of period	$8.51	$8.60	$8.59	$8.54	$8.46	$8.47
Total return[3]	(1.04)%	0.28%	1.73%	2.27%	0.60%	0.22%
Ratios to average net assets (annualized)
Gross expenses	1.38%	1.40%	1.51%	1.55%	1.55%	1.54%
Net expenses	0.98% *	1.19% *	1.40%	1.45%	1.45%	1.45%
Net investment income	0.02%	0.13%	1.16%	1.31%	0.72%	0.34%
Supplemental data
Portfolio turnover rate	44%	106%	68%	36%	55%	56%
Net assets, end of period (000s omitted)	$5,356	$6,230	$5,187	$5,257	$5,056	$5,760

*	Ratio includes class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would be increased by the following amounts:

Six months ended February 28, 2022 (unaudited)	0.27%
Year ended August 31, 2021	0.06%

[1]	Amount is less than $0.005.
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

32  |  Allspring Ultra Short-Term Income Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
Administrator Class	Six months ended February 28, 2022 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.57	$8.56	$8.51	$8.43	$8.45	$8.46
Net investment income	0.02	0.07 [1]	0.17	0.19 [1]	0.13	0.10
Net realized and unrealized gains (losses) on investments	(0.08)	0.01	0.05	0.08	(0.01)	(0.01)
Total from investment operations	(0.06)	0.08	0.22	0.27	0.12	0.09
Distributions to shareholders from
Net investment income	(0.02)	(0.07)	(0.17)	(0.19)	(0.14)	(0.10)
Net asset value, end of period	$8.49	$8.57	$8.56	$8.51	$8.43	$8.45
Total return[2]	(0.69)%	0.98%	2.61%	3.19%	1.39%	1.12%
Ratios to average net assets (annualized)
Gross expenses	0.59%	0.60%	0.71%	0.74%	0.74%	0.73%
Net expenses	0.50%	0.50%	0.54%	0.55%	0.55%	0.55%
Net investment income	0.50%	0.82%	2.03%	2.20%	1.54%	1.24%
Supplemental data
Portfolio turnover rate	44%	106%	68%	36%	55%	56%
Net assets, end of period (000s omitted)	$19,235	$21,336	$15,359	$13,748	$15,037	$27,245

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Income Fund  |  33

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
Institutional Class	Six months ended February 28, 2022 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.60	$8.59	$8.54	$8.46	$8.48	$8.49
Net investment income	0.03	0.09	0.19	0.20	0.15	0.12
Net realized and unrealized gains (losses) on investments	(0.08)	0.02	0.05	0.08	(0.02)	(0.01)
Total from investment operations	(0.05)	0.11	0.24	0.28	0.13	0.11
Distributions to shareholders from
Net investment income	(0.03)	(0.10)	(0.19)	(0.20)	(0.15)	(0.12)
Net asset value, end of period	$8.52	$8.60	$8.59	$8.54	$8.46	$8.48
Total return[1]	(0.56)%	1.23%	2.83%	3.40%	1.59%	1.33%
Ratios to average net assets (annualized)
Gross expenses	0.32%	0.33%	0.44%	0.47%	0.47%	0.46%
Net expenses	0.25%	0.25%	0.32%	0.35%	0.35%	0.35%
Net investment income	0.75%	1.03%	2.25%	2.41%	1.80%	1.43%
Supplemental data
Portfolio turnover rate	44%	106%	68%	36%	55%	56%
Net assets, end of period (000s omitted)	$3,026,175	$2,706,735	$1,004,777	$836,456	$744,844	$1,061,908

[1]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

34  |  Allspring Ultra Short-Term Income Fund

Notes to financial statements (unaudited)
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Ultra Short-Term Income Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of

Allspring Ultra Short-Term Income Fund  |  35

Notes to financial statements (unaudited)
securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Mortgage dollar roll transactions
The Fund may engage in mortgage dollar roll transactions through TBA mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for TBA dollar roll transactions as purchases and sales which, as a result, may increase its portfolio turnover rate.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Dividend income is recognized on the ex-dividend date.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.

36  |  Allspring Ultra Short-Term Income Fund

Notes to financial statements (unaudited)
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of February 28, 2022, the aggregate cost of all investments for federal income tax purposes was $3,609,793,437 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 2,618,594
Gross unrealized losses	(30,238,030)
Net unrealized losses	$(27,619,436)
As of August 31, 2021, the Fund had capital loss carryforwards which consisted of $27,715,781 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Allspring Ultra Short-Term Income Fund  |  37

Notes to financial statements (unaudited)
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of February 28, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$ 0	$ 26,922,759	$0	$ 26,922,759
Asset-backed securities	0	524,411,197	0	524,411,197
Corporate bonds and notes	0	801,881,347	0	801,881,347
Investment companies	98,034,024	0	0	98,034,024
Municipal obligations	0	4,097,485	0	4,097,485
Non-agency mortgage-backed securities	0	644,307,061	0	644,307,061
Yankee corporate bonds and notes	0	430,007,201	0	430,007,201
Yankee government bonds	0	4,436,031	0	4,436,031
Short-term investments
Commercial paper	0	612,855,152	0	612,855,152
Investment companies	215,757,735	0	0	215,757,735
U.S. Treasury securities	219,909,575	0	0	219,909,575
	533,701,334	3,048,918,233	0	3,582,619,567
Futures contracts	461,372	0	0	461,372
Total assets	$534,162,706	$3,048,918,233	$0	$3,583,080,939
Liabilities
Futures contracts	$ 906,938	$ 0	$0	$ 906,938
Total liabilities	$ 906,938	$ 0	$0	$ 906,938
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended February 28, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.250%
Next $4 billion	0.225
Next $5 billion	0.190
Over $10 billion	0.180
For the six months ended February 28, 2022, the management fee was equivalent to an annual rate of 0.23% of the Fund’s average daily net assets.

38  |  Allspring Ultra Short-Term Income Fund

Notes to financial statements (unaudited)
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class A2	0.16
Class C	0.16
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through December 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. In addition to the contractual waivers and/or reimbursements, Allspring Funds Management also voluntarily waived certain class-level expenses during the six months ended February 28, 2022 . These voluntary class-level waivers may be discontinued at any time. As of February 28, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	0.50%
Class A2	0.50
Class C	1.25
Administrator Class	0.50
Institutional Class	0.25
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended February 28, 2022, Allspring Funds Distributor received $5 from the sale of Class A shares and $159 in contingent deferred sales charges from redemptions of Class A shares. No contingent deferred sales charges were incurred by Class C shares for the six months ended February 28, 2022.

Allspring Ultra Short-Term Income Fund  |  39

Notes to financial statements (unaudited)
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class A2, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2022 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$551,279,716	$1,083,296,081	$668,119,537	$331,527,691
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of February 28, 2022, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Bank of America Securities Inc.	$ 987,009	$ (987,009)	$0
Barclays Capital Inc.	3,026,248	(3,026,248)	0
Credit Suisse Securities (USA) LLC	230,793	(230,793)	0
Morgan Stanley & Co. LLC	45,346,232	(45,346,232)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. DERIVATIVE TRANSACTIONS
During the six months ended February 28, 2022, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Fund had an average notional amount of $12,260,872 in long futures contracts and $304,717,083 in short futures contracts during the six months ended February 28, 2022.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

40  |  Allspring Ultra Short-Term Income Fund

Notes to financial statements (unaudited)
8. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the six months ended February 28, 2022, there were no borrowings by the Fund under the agreement.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring Ultra Short-Term Income Fund  |  41

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

42  |  Allspring Ultra Short-Term Income Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 138 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Ultra Short-Term Income Fund  |  43

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

44  |  Allspring Ultra Short-Term Income Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Ultra Short-Term Income Fund  |  45

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0322-00364 04-22
SA223/SAR223 02-22

Semi-Annual Report
February 28, 2022
Allspring Managed Account
■	Allspring Managed Account CoreBuilder® Shares – Series CP

The views expressed and any forward-looking statements are as of February 28, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Managed Account  |  1

Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Portfolio Impacts” for further information.

2  |  Allspring Managed Account

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Performance highlights (unaudited)
Investment objective	The Fund seeks total return, consisting of current income and capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Christopher Y. Kauffman, CFA®‡, Janet S. Rilling, CFA®‡, CPA, Michael J. Schueller, CFA®‡, Noah M. Wise, CFA®‡

Average annual total returns (%) as of February 28, 2022
			Expense ratios (%)
	Inception date	Since inception	Gross	Net [1]
Allspring Managed Account CoreBuilder Shares - Series CP (WFCPX)	6-2-2021	-2.00	0.00	0.00
Bloomberg U.S. Aggregate Bond Index[2]	–	-2.44 *	–	–

*	Based on the Fund's inception date.
[1]	Generally, no ordinary fees or expenses are charged to the Fund. Allspring Funds Management, LLC has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment related costs (e.g., commissions), fees payable for services provided by the Fund’s securities lending agent (if any), interest, taxes, leverage expenses and other expenses not incurred in the ordinary course of the Fund’s business. This commitment has an indefinite term.
[2]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-888-877-9275.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Shares are sold without a front-end sales charge or contingent deferred sales charge.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as risk of greater volatility in value, credit risk (for example, risk of issuer default), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk, high-yield securities risk, and mortgage- and asset-backed securities risk. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Consult the Fund’s prospectus for additional information on these and other risks.
CoreBuilder Shares are a series of investment options within the separately managed accounts advised or subadvised by Allspring Funds Management, LLC. The shares are fee-waived mutual funds that enable certain separately managed account investors to achieve greater diversification than smaller managed accounts might otherwise achieve.
Please remember that shares of the Fund may be purchased only by or on behalf of separately managed account clients where Allspring Funds Management, LLC has an agreement to serve as investment adviser or subadviser to the account with the separately managed account sponsor (typically a registered investment adviser or broker/dealer) or directly with the client.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

4  |  Allspring Managed Account

Performance highlights (unaudited)
Credit quality as of February 28, 2022[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
Effective maturity distribution as of February 28, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

Allspring Managed Account  |  5

Fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from September 1, 2021 to February 28, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning account value 9-1-2021	Ending account value 2-28-2022	Expenses paid during the period[1]	Annualized net expense ratio
Actual	$1,000.00	$0.00	$0.00*	0.00%*
Hypothetical (5% return before expenses)	$1,000.00	$0.00	$0.00*	0.00%*
1 Expenses paid is equal to the annualized net expense ratio multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).
*  Generally, no ordinary fees or expenses are charged to the Fund. Allspring Funds Management, LLC has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment related costs (e.g., commissions), fees payable for services provided by the Fund’s securities lending agent (if any), interest, taxes, leverage expenses and other expenses not incurred in the ordinary course of the Fund’s business. This commitment has an indefinite term.

6  |  Allspring Managed Account

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency securities: 3.91%
FNMA %%	2.00%	3-14-2052	$990,000	$ 949,627
Total Agency securities (Cost $962,409)				949,627
Asset-backed securities: 15.22%
Affirm Asset Securitization Trust 2021-A Class C 144A	1.66	8-15-2025	200,000	198,935
Carvana Auto Receivables Trust Series 2019-2A Class D 144A	3.28	1-15-2025	410,000	414,646
ECMC Group Student Loan Trust Series 2018-1A Class A (1 Month LIBOR +0.75%) 144A±	0.94	2-27-2068	236,787	235,852
Freedom Financial Trust Series 2021-2 Class B 144A	1.03	6-19-2028	250,000	248,306
Oak Street Investment Grade Net Lease Fund Series 2021-1A Class A3 144A	2.80	1-20-2051	250,000	242,101
OneMain Financial Issuance Trust Series 2018-2A Class A 144A	3.57	3-14-2033	250,000	254,364
Pagaya AI Debt Selection Trust Series 2021-1 Class A 144A	1.18	11-15-2027	165,598	164,263
PFS Financing Corporation Series 2021-A Class A 144A	0.71	4-15-2026	300,000	291,462
Taco Bell Funding LLC Series 2016-1A Class A2 144A	4.97	5-25-2046	238,125	245,855
Taco Bell Funding LLC Series 2021 Class A1 144A	2.54	8-25-2051	498,750	467,992
Tidewater Auto Receivables Series 2018-AA Class D 144A	4.30	11-15-2024	205,341	205,426
Wendy's Funding LLC Series 2021-1A 144A	2.78	6-15-2051	248,750	239,156
Wingstop Funding LLC Series 2020-1A Class A2 144A	2.84	12-5-2050	248,750	243,188
Zaxby's Funding LLC Series 2021-1A Class A2 144A	3.24	7-30-2051	248,750	241,442
Total Asset-backed securities (Cost $3,813,390)				3,692,988
Corporate bonds and notes: 21.46%
Communication services: 2.88%
Diversified telecommunication services: 1.02%
AT&T Incorporated	3.55	9-15-2055	160,000	145,086
T-Mobile USA Incorporated 144A	3.40	10-15-2052	60,000	53,176
Verizon Communications Incorporated	3.55	3-22-2051	50,000	48,424
				246,686
Media: 1.29%
CCO Holdings LLC 144A	4.50	8-15-2030	50,000	48,154
Charter Communications Operating LLC	3.50	3-1-2042	100,000	86,205
Gray Television Incorporated 144A	4.75	10-15-2030	50,000	46,885
Nielsen Finance LLC 144A	5.88	10-1-2030	10,000	9,685
QVC Incorporated	4.75	2-15-2027	60,000	56,400
Scripps Escrow II Incorporated 144A	5.38	1-15-2031	70,000	66,570
				313,899
Wireless telecommunication services: 0.57%
Sprint Capital Corporation	8.75	3-15-2032	100,000	138,750
Consumer discretionary: 1.26%
Hotels, restaurants & leisure: 0.57%
Las Vegas Sands Corporation	3.20	8-8-2024	140,000	138,006
Household durables: 0.21%
KB Home Company	4.80	11-15-2029	50,000	49,963
The accompanying notes are an integral part of these financial statements.

Allspring Managed Account  |  7

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Multiline retail: 0.27%
Nordstrom Incorporated	4.00%	3-15-2027	$70,000	$ 66,850
Specialty retail: 0.21%
NMG Holding Company Incorporated 144A	7.13	4-1-2026	50,000	51,500
Consumer staples: 0.23%
Food products: 0.23%
Kraft Heinz Foods Company	4.88	10-1-2049	50,000	55,375
Energy: 5.65%
Energy equipment & services: 0.42%
Hilcorp Energy Company 144A	6.25	11-1-2028	50,000	50,967
USA Compression Partners LP	6.88	4-1-2026	50,000	50,213
				101,180
Oil, gas & consumable fuels: 5.23%
Aethon United 144A	8.25	2-15-2026	160,000	169,454
Apache Corporation	5.35	7-1-2049	60,000	59,729
Archrock Partners LP 144A	6.88	4-1-2027	50,000	51,327
Buckeye Partners LP	4.13	12-1-2027	50,000	47,225
Crestwood Midstream Partners LP 144A	5.63	5-1-2027	60,000	59,550
DCP Midstream Operating Company	5.13	5-15-2029	100,000	105,250
EQT Corporation	3.90	10-1-2027	60,000	60,642
Harvest Midstream LP 144A	7.50	9-1-2028	70,000	70,651
Murphy Oil Corporation	5.88	12-1-2027	60,000	61,125
Nabors Industries Incorporated 144A	7.38	5-15-2027	60,000	61,950
Occidental Petroleum Corporation	8.88	7-15-2030	120,000	155,160
ONEOK Incorporated	7.15	1-15-2051	75,000	99,231
Rockies Express Pipeline LLC 144A	4.95	7-15-2029	50,000	48,375
Southwestern Energy Company	7.75	10-1-2027	50,000	52,750
Tallgrass Energy Partners LP 144A	6.00	12-31-2030	50,000	48,158
Western Midstream Operating LP	5.30	3-1-2048	115,000	118,450
				1,269,027
Financials: 4.51%
Banks: 1.52%
Bank of America Corporation (U.S. SOFR +1.21%) ±	2.57	10-20-2032	200,000	189,344
Citigroup Incorporated (5 Year Treasury Constant Maturity +3.60%) ʊ±	4.00	12-10-2025	130,000	125,593
Citigroup Incorporated (3 Month LIBOR +4.52%) ±	6.25	12-29-2049	50,000	53,750
				368,687
Capital markets: 0.58%
Morgan Stanley (U.S. SOFR +1.20%) ±	2.51	10-20-2032	150,000	141,627
Consumer finance: 0.76%
Springleaf Finance Corporation	7.13	3-15-2026	170,000	184,280
Insurance: 1.65%
Hill City Funding Trust 144A	4.05	8-15-2041	100,000	86,213
Maple Grove Funding Trust 144A	4.16	8-15-2051	100,000	93,246
National Life Global Insurance Company (3 Month LIBOR +3.31%) 144A±	5.25	7-19-2068	40,000	44,321
OneAmerica Financial Partners Incorporated 144A	4.25	10-15-2050	40,000	40,910
The accompanying notes are an integral part of these financial statements.

8  |  Allspring Managed Account

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Insurance (continued)
PartnerRe Finance II Incorporated (3 Month LIBOR +2.33%) ±	2.50%	12-1-2066	$30,000	$ 26,100
Transatlantic Holdings Incorporated	8.00	11-30-2039	73,000	108,121
				398,911
Health care: 0.17%
Pharmaceuticals: 0.17%
Bausch Health Companies Incorporated 144A	5.00	1-30-2028	50,000	41,875
Industrials: 3.23%
Aerospace & defense: 0.69%
The Boeing Company	5.81	5-1-2050	140,000	166,321
Airlines: 1.54%
American Airlines Group Incorporated 144A	5.50	4-20-2026	50,000	51,177
American Airlines Group Incorporated 144A	5.75	4-20-2029	80,000	81,786
Delta Air Lines Incorporated	7.38	1-15-2026	170,000	190,800
Hawaiian Brand Intellectual Property Limited 144A	5.75	1-20-2026	50,000	50,625
				374,388
Commercial services & supplies: 0.29%
CoreCivic Incorporated	8.25	4-15-2026	70,000	71,050
Industrial conglomerates: 0.27%
General Electric Company (3 Month LIBOR +3.33%) ±	3.53	12-29-2049	70,000	66,217
Trading companies & distributors: 0.44%
Fortress Transportation & Infrastructure Investors LLC 144A	6.50	10-1-2025	50,000	50,625
Fortress Transportation & Infrastructure Investors LLC 144A	9.75	8-1-2027	50,000	54,875
				105,500
Information technology: 2.05%
Electronic equipment, instruments & components: 0.05%
Dell International LLC	8.35	7-15-2046	8,000	12,132
Software: 2.00%
Fortinet Incorporated	2.20	3-15-2031	250,000	229,758
MPH Acquisition Holdings LLC 144A	5.50	9-1-2028	60,000	58,203
MPH Acquisition Holdings LLC 144A	5.75	11-1-2028	220,000	198,550
				486,511
Real estate: 1.07%
Equity REITs: 1.07%
EPR Properties	3.60	11-15-2031	25,000	23,600
EPR Properties	3.75	8-15-2029	35,000	33,742
Sabra Health Care LP / Sabra Capital Corporation	5.13	8-15-2026	125,000	132,807
Service Properties Trust Company	3.95	1-15-2028	80,000	69,400
				259,549
The accompanying notes are an integral part of these financial statements.

Allspring Managed Account  |  9

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal		Value
Utilities: 0.41%
Electric utilities: 0.41%
Oglethorpe Power Corporation	3.75%	8-1-2050		$100,000	$ 98,713
Total Corporate bonds and notes (Cost $5,443,960)					5,206,997
Foreign corporate bonds and notes: 6.24%
Communication services: 0.84%
Media: 0.84%
Tele Columbus AG 144A	3.88	5-2-2025	EUR	100,000	104,818
Ziggo Bond Company BV 144A	3.38	2-28-2030	EUR	100,000	99,870
					204,688
Consumer discretionary: 0.48%
Automobiles: 0.48%
Peugeot SA Company	2.00	3-20-2025	EUR	100,000	115,843
Consumer staples: 0.96%
Food products: 0.39%
Sigma Holdings Company BV 144A	5.75	5-15-2026	EUR	100,000	94,032
Tobacco: 0.57%
BAT International Finance plc	2.25	1-16-2030	EUR	130,000	137,894
Energy: 0.92%
Oil, gas & consumable fuels: 0.92%
Eni SpA	1.13	9-19-2028	EUR	100,000	110,322
TotalEnergies SE (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.78%) ±	3.88	12-29-2049	EUR	100,000	112,723
					223,045
Financials: 1.74%
Banks: 0.92%
Credit Agricole SA (3 Month EURIBOR +1.25%) ±	1.00	4-22-2026	EUR	200,000	223,626
Consumer finance: 0.82%
Abertis Finance BV Company (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.27%) ʊ±	2.63	1-26-2027	EUR	100,000	101,810
Cellnex Finance Company SA	2.00	9-15-2032	EUR	100,000	97,413
					199,223
Health care: 0.43%
Pharmaceuticals: 0.43%
Takeda Pharmaceutical Company Limited	2.00	7-9-2040	EUR	100,000	105,185
Industrials: 0.43%
Containers & packaging: 0.43%
Can-Pack SA 144A	2.38	11-1-2027	EUR	100,000	105,420
The accompanying notes are an integral part of these financial statements.

10  |  Allspring Managed Account

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal		Value
Materials: 0.44%
Paper & forest products: 0.44%
Ahlstrom-Munksjo Holding 3 Oy 144A	3.63%	2-4-2028	EUR	100,000	$ 105,622
Total Foreign corporate bonds and notes (Cost $1,757,578)					1,514,578
Foreign government bonds: 4.29%
Brazil ¤	0.00	7-1-2024	BRL	4,000,000	599,435
Hungary	1.00	11-26-2025	HUF	22,000,000	56,990
Mexico	3.75	2-21-2024	EUR	100,000	113,029
Republic of South Africa	10.50	12-21-2026	ZAR	3,750,000	270,875
Total Foreign government bonds (Cost $1,090,561)					1,040,329
Non-agency mortgage-backed securities: 20.60%
Auburn CLO Limited Series 2017-1A Class A2A (3 Month LIBOR +1.62%) 144A±	1.87	10-20-2030		$250,000	246,853
BX Trust Series 2019-OC11 Class A 144A	3.20	12-9-2041		250,000	250,039
Carlyle Global Market Series 2017-2A Class R2 (3 Month LIBOR +1.60%) 144A±	1.85	7-20-2031		250,000	247,015
Cascade Funding Mortgage Trust Series 2018-RM2 Class B 144A±±	4.00	10-25-2068		284,019	286,494
Cascade Funding Mortgage Trust Series 2021-HB7 Class M2 144A±±	2.68	10-27-2031		250,000	245,368
Dryden Senior Loan Fund Series 2020-78A Class A (3 Month LIBOR +1.18%) 144A±	1.42	4-17-2033		400,000	399,998
FREMF Mortgage Trust Series 2019-KF70 Class B (1 Month LIBOR +2.30%) 144A±	2.41	9-25-2029		122,691	123,002
Imperial Fund Mortgage Trust Series 2021-NQM1 Class A1 144A±±	1.07	6-25-2056		193,479	186,473
JPMorgan Mortgage Trust Series 2020-1 Class A15 144A±±	3.50	6-25-2050		107,127	107,285
Madison Park Funding Limited Series 2020-46A Class B1R (3 Month LIBOR +1.65%) 144A±	1.89	10-15-2034		500,000	496,510
MF1 Multifamily Housing Mortgage Loan Trust Series 2022 Class FL8-C (30 Day Average U.S. SOFR +2.20%) 144A±	2.25	2-19-2037		250,000	249,348
MFRA Trust Series 2020-NQM3 Class M1 144A±±	2.65	1-26-2065		250,000	247,331
Neuberger Berman CLO Limited Series 2017-25A Class BR (3 Month LIBOR +1.35%) 144A±	1.59	10-18-2029		250,000	247,646
Octagon Investment Partners Series 2017-1A Class A1R (3 Month LIBOR +1.00%) 144A±	1.25	3-17-2030		250,000	248,582
Residential Mortgage Loan Trust Series 2019-3 Class A3 144A±±	3.04	9-25-2059		107,771	107,253
Starwood Mortgage Residential Trust Series 2020-INV1 Class A1 144A±±	1.03	11-25-2055		127,111	125,442
Towd Point Mortgage Trust Series 2019-HY3 Class A2 (1 Month LIBOR +1.30%) 144A±	1.49	10-25-2059		150,000	151,012
Towd Point Mortgage Trust Series 2020-4 Class A2 144A	2.50	10-25-2060		350,000	343,230
Verus Securitization Trust Series 2021-R3 Class A1 144A±±	1.02	4-25-2064		139,920	138,335
The accompanying notes are an integral part of these financial statements.

Allspring Managed Account  |  11

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
Verus Securitization Trust Series 2021-R3 Class A2 144A±±	1.28%	4-25-2064	$144,399	$ 142,872
Wind River CLO Limited Series 2018-2A Class A2 (3 Month LIBOR +1.45%) 144A±	1.69	7-15-2030	409,000	406,588
Total Non-agency mortgage-backed securities (Cost $5,080,967)				4,996,676
U.S. Treasury securities: 22.43%
U.S. Treasury Note	0.88	6-30-2026	225,000	216,835
U.S. Treasury Note	1.25	6-30-2028	225,000	217,318
U.S. Treasury Note	1.38	11-15-2031	1,020,000	977,766
U.S. Treasury Note	1.50	1-31-2027	205,000	202,582
U.S. Treasury Note ##	1.88	2-15-2032	1,435,000	1,440,376
U.S. Treasury Note	1.88	11-15-2051	355,000	331,204
U.S. Treasury Note	2.00	8-15-2051	370,000	354,911
U.S. Treasury Note	2.25	5-15-2041	550,000	548,260
U.S. Treasury Note	2.38	5-15-2051	1,105,000	1,152,178
Total U.S. Treasury securities (Cost $5,503,853)				5,441,430
Yankee corporate bonds and notes: 4.86%
Energy: 0.53%
Oil, gas & consumable fuels: 0.53%
BP Capital Markets plc (5 Year Treasury Constant Maturity +4.40%) ʊ±	4.88	3-22-2030	130,000	128,843
Financials: 3.08%
Banks: 2.42%
Banco do Brasil SA 144A	4.88	1-11-2029	200,000	201,002
Itau Unibanco Holding SA 144A	3.25	1-24-2025	200,000	199,150
Macquire Bank Limited (5 Year Treasury Constant Maturity +1.70%) 144A±	3.05	3-3-2036	200,000	186,341
				586,493
Consumer finance: 0.66%
Unifin Financiera SAB de CV 144A	9.88	1-28-2029	250,000	160,000
Industrials: 0.52%
Aerospace & defense: 0.52%
Bombardier Incorporated 144A	7.88	4-15-2027	125,000	126,750
Utilities: 0.73%
Electric utilities: 0.73%
Comision Federal de Electricidad 144A	3.88	7-26-2033	200,000	177,452
Total Yankee corporate bonds and notes (Cost $1,290,782)				1,179,538
Yankee government bonds: 2.84%
Dominican Republic 144A	4.88	9-23-2032	230,000	209,302
Mexico	4.75	4-27-2032	270,000	288,225
Republic of Panama	4.50	1-19-2063	200,000	190,132
Total Yankee government bonds (Cost $741,208)				687,659

The accompanying notes are an integral part of these financial statements.

12  |  Allspring Managed Account

Portfolio of investments—February 28, 2022 (unaudited)

		Yield	Shares	Value
Short-term investments: 0.62%
Investment companies: 0.62%
Allspring Government Money Market Fund Select Class ♠∞		0.03%	149,417	$ 149,417
Total Short-term investments (Cost $149,417)				149,417
Total investments in securities (Cost $25,834,125)	102.47%			24,859,239
Other assets and liabilities, net	(2.47)			(598,085)
Total net assets	100.00%			$24,261,154

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
¤	The security is issued in zero coupon form with no periodic interest payments.
±±	The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.
##	All or a portion of this security is segregated for when-issued securities.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
%%	The security is purchased on a when-issued basis.
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.

Abbreviations:
BRL	Brazilian real
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FNMA	Federal National Mortgage Association
HUF	Hungarian forint
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
ZAR	South African rand
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$1,899,874	$5,130,464	$(6,880,921)	$0	$0	$149,417	149,417	$70
Forward foreign currency contracts
Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses
1,786,448 USD	1,578,000 EUR	Citibank National Association	3-31-2022	$ 14,993	$ 0
234,139 USD	3,750,000 ZAR	Citibank National Association	3-31-2022	0	(8,859)
				$14,993	$(8,859)
The accompanying notes are an integral part of these financial statements.

Allspring Managed Account  |  13

Portfolio of investments—February 28, 2022 (unaudited)

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
U.S. Long Term Bonds	1	6-21-2022	$ 153,963	$ 156,688	$ 2,725	$ 0
U.S. Ultra Treasury Bonds	3	6-21-2022	551,193	557,812	6,619	0
2-Year U.S. Treasury Notes	36	6-30-2022	7,722,639	7,748,156	25,517	0
5-Year U.S. Treasury Notes	25	6-30-2022	2,934,415	2,957,031	22,616	0
Short
Euro-BOBL Futures	(5)	3-8-2022	(752,687)	(739,240)	13,447	0
Euro-Bund Futures	(6)	3-8-2022	(1,174,477)	(1,123,761)	50,716	0
Euro-Schatz Futures	(2)	3-8-2022	(251,594)	(251,137)	457	0
10-Year U.S. Treasury Notes	(42)	6-21-2022	(5,300,388)	(5,352,375)	0	(51,987)
					$122,097	$(51,987)
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Managed Account

Statement of assets and liabilities—February 28, 2022 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $25,684,708)	$ 24,709,822
Investments in affiliated securities, at value (cost $149,417)	149,417
Cash	143
Cash at broker segregated for futures contracts	88,000
Receivable for interest	154,022
Receivable for investments sold	118,937
Receivable for daily variation margin on open futures contracts	57,404
Unrealized gains on forward foreign currency contracts	14,993
Receivable from manager	6,549
Prepaid expenses and other assets	4,027
Total assets	25,303,314
Liabilities
Payable for when-issued transactions	963,124
Payable for daily variation margin on open futures contracts	62,363
Unrealized losses on forward foreign currency contracts	8,859
Cash collateral due to broker for forward foreign currency contracts	4,394
Due to custodian bank, foreign currency, at value (cost $3,420)	3,420
Total liabilities	1,042,160
Total net assets	$24,261,154
Net assets consist of
Paid-in capital	$ 25,321,921
Total distributable loss	(1,060,767)
Total net assets	$24,261,154
Computation of net asset value and offering price per share
Net assets	$ 24,261,154
Share outstanding [1]	1,266,378
Net asset value per share	$19.16
[1]	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

Allspring Managed Account  |  15

Statement of operations—six months ended February 28, 2022 (unaudited)

Investment income
Interest (net of foreign withholding taxes of $203)	$ 338,525
Income from affiliated securities	70
Total investment income	338,595
Expenses
Professional fees	73,602
Registration fees	18,294
Shareholder report expenses	5,052
Trustees’ fees and expenses	10,243
Other fees and expenses	1,740
Total expenses	108,931
Less: Fee waivers and/or expense reimbursements	(108,931)
Net expenses	0
Net investment income	338,595
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(138,539)
Foreign currency and foreign currency translations	(3,589)
Forward foreign currency contracts	90,552
Futures contracts	(62,329)
Net realized losses on investments	(113,905)
Net change in unrealized gains (losses) on
Unaffiliated securities	(1,152,821)
Forward foreign currency contracts	6,072
Futures contracts	88,517
Net change in unrealized gains (losses) on investments	(1,058,232)
Net realized and unrealized gains (losses) on investments	(1,172,137)
Net decrease in net assets resulting from operations	$ (833,542)
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Managed Account

Statement of changes in net assets

	Six months ended February 28, 2022 (unaudited)		Year ended August 31, 2021[1]
Operations
Net investment income		$ 338,595		$ 170,896
Net realized gains (losses) on investments		(113,905)		6,126
Net change in unrealized gains (losses) on investments		(1,058,232)		160,162
Net increase (decrease) in net assets resulting from operations		(833,542)		337,184
Distributions to shareholders from
Net investment income and net realized gains		(564,409)		0
Capital share transactions	Shares		Shares
Proceeds from shares sold	0	0	1,250,000	25,000,000
Reinvestment of distributions	16,378	321,921	0	0
Net increase in net assets resulting from capital share transactions		321,921		25,000,000
Total increase (decrease) in net assets		(1,076,030)		25,337,184
Net assets
Beginning of period		25,337,184		0
End of period		$24,261,154		$25,337,184
[1]	For the period from June 2, 2021 (commencement of operations) to August 31, 2021
The accompanying notes are an integral part of these financial statements.

Allspring Managed Account  |  17

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
	Six months ended February 28, 2022 (unaudited)	2021 [1]
Net asset value, beginning of period	$20.27	$20.00
Net investment income	0.27	0.14
Net realized and unrealized gains (losses) on investments	(0.93)	0.13
Total from investment operations	(0.66)	0.27
Distributions to shareholders from
Net investment income	(0.41)	0.00
Net realized gains	(0.04)	0.00
Total distributions to shareholders	(0.45)	0.00
Net asset value, end of period	$19.16	$20.27
Total return[2]	(3.30)%	1.35%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.83%
Net expenses[3]	0.00%	0.00%
Net investment income	2.74%	2.75%
Supplemental data
Portfolio turnover rate	54%	27%
Net assets, end of period (000s omitted)	$24,261	$25,337

[1]	For the period from June 2, 2021 (commencement of operations) to August 31, 2021
[2]	Returns for periods of less than one year are not annualized.
[3]	The manager has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment-related costs (e.g., commissions), fees payable for services provided by the Fund’s securities lending agent (if any), interest, taxes, leverage expenses, and others expenses not incurred in the ordinary course of the Fund’s business. This commitment has an indefinite term.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Managed Account

Notes to financial statements (unaudited)
1. ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Managed Account CoreBuilder Shares - Series CP (the “Fund”) which is a diversified series of the Trust.
The Fund is a special purpose fund intended to be used in combination with selected individual securities to effectively model institutional-level investment strategies. The Fund is intended to help enable certain separately managed account investors to achieve greater diversification than smaller managed accounts might otherwise achieve.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management").
Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and

Allspring Managed Account  |  19

Notes to financial statements (unaudited)
settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund's maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Interest income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Paydown gains and losses are included in interest income.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

20  |  Allspring Managed Account

Notes to financial statements (unaudited)
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of February 28, 2022, the aggregate cost of all investments for federal income tax purposes was $25,814,455 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 139,370
Gross unrealized losses	(1,017,770)
Net unrealized losses	$ (878,400)
As of August 31, 2021, the Fund had capital loss carryforwards which consisted of $9,146 in long-term capital losses.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Allspring Managed Account  |  21

Notes to financial statements (unaudited)
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of February 28, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$ 0	$ 949,627	$0	$ 949,627
Asset-backed securities	0	3,692,988	0	3,692,988
Corporate bonds and notes	0	5,206,997	0	5,206,997
Foreign corporate bonds and notes	0	1,514,578	0	1,514,578
Foreign government bonds	0	1,040,329	0	1,040,329
Non-agency mortgage-backed securities	0	4,996,676	0	4,996,676
U.S. Treasury securities	5,441,430	0	0	5,441,430
Yankee corporate bonds and notes	0	1,179,538	0	1,179,538
Yankee government bonds	0	687,659	0	687,659
Short-term investments
Investment companies	149,417	0	0	149,417
	5,590,847	19,268,392	0	24,859,239
Forward foreign currency contracts	0	14,993	0	14,993
Futures contracts	122,097	0	0	122,097
Total assets	$5,712,944	$19,283,385	$0	$24,996,329
Liabilities
Forward foreign currency contracts	$ 0	$ 8,859	$0	$ 8,859
Futures contracts	51,987	0	0	51,987
Total liabilities	$ 51,987	$ 8,859	$0	$ 60,846
Futures contracts and forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended February 28, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
The Trust has entered into an investment management contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The manager is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund. For providing these services, Allspring Funds Management does not receive a fee from the Fund but is entitled to receive fees from separately managed account sponsors of the wrap-fee programs. Out of these fees, Allspring Funds Management pays Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, for its services as the subadviser to the Fund.
Generally, no ordinary operating fees or expenses are charged to the Fund. Allspring Funds Management has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment-related costs (e.g., commissions), fees payable for services provided by the Fund’s securities lending agent (if any), interest, taxes, leverage expenses, and other expenses not incurred in the ordinary course of the Fund’s business. This commitment has an indefinite term.

22  |  Allspring Managed Account

Notes to financial statements (unaudited)
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2022 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$12,524,732	$3,370,667	$11,305,584	$2,306,054
6. DERIVATIVE TRANSACTIONS
During the six months ended February 28, 2022, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Fund also entered into forward foreign currency contracts for economic hedging purposes.
The volume of the Fund's derivative activity during the six months ended February 28, 2022 was as follows:
Futures contracts
Average notional balance on long futures	$12,164,359
Average notional balance on short futures	9,658,756
Forward foreign currency contracts
Average contract amounts to buy	$ 452,666
Average contract amounts to sell	2,403,543
A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of February 28, 2022 by primary risk type was as follows for the Fund:
	Asset derivatives		Liability derivatives
	Statement of Assets and Liabilities location	Fair value	Statement of Assets and Liabilities location	Fair value
Interest rate risk	Unrealized gains on futures contracts	$ 122,097*	Unrealized losses on futures contracts	$ 51,987*
Foreign currency risk	Unrealized gains on forward foreign currency contracts	14,993	Unrealized losses on forward foreign currency contracts	8,859
		$137,090		$60,846
* Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts, only the current day's variation margin as of February 28, 2022 is reported separately on the Statement of Assets and Liabilities.

Allspring Managed Account  |  23

Notes to financial statements (unaudited)
The effect of derivative instruments on the Statement of Operations for the six months ended February 28, 2022 was as follows:
	Amount of net realized gains (losses) on derivatives
	Forward foreign currency contracts	Futures contracts	Total
Interest rate risk	$ 0	$ (62,329)	$(62,329)
Foreign currency risk	90,552	0	90,552
	$90,552	$(62,329)	$ 28,223

	Net change in unrealized gains (losses) on derivatives
	Forward foreign currency contracts	Futures contracts	Total
Interest rate risk	$ 0	$ 88,517	$ 88,517
Foreign currency risk	6,072	0	6,072
	$6,072	$88,517	$94,589
For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Citibank National Association	$14,993	$(8,859)	$6,134	$0

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Citibank National Association	$8,859	$(8,859)	$0	$0
7. CONCENTRATION RISK
Concentration risk exists when a shareholder owns a large amount of shares of the Fund. A fund with a concentration of ownership may be more affected by the investment activity of those shareholders than would be a fund that does not have any ownership concentration. As of February 28, 2022, Allspring Funds Management or one of its affiliates owned 100% of the Fund.

24  |  Allspring Managed Account

Notes to financial statements (unaudited)
8. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring Managed Account  |  25

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

26  |  Allspring Managed Account

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 138 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Managed Account  |  27

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

28  |  Allspring Managed Account

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Managed Account  |  29

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
Attn: Managed Account Services
P.O. Box 1450
Milwaukee, WI 53201
Website: allspringglobal.com
Telephone: 1-888-877-9275
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-888-877-9275 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0322-00348 04-22
SCBCP/SAR132 02-22

ITEM 2. CODE OF ETHICS

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Allspring Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMEENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: April 27, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: April 27, 2022

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer